UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 11, 2013

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”, individually a “Strategy”) for the annual reporting period ended August 31, 2013.

Investment Objective and Policies

Each Strategy’s investment objective is to seek the highest total return (total return includes capital growth and income) over time consistent with its asset mix. To achieve its investment objective, the Strategy invests in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). The Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy’s retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until 15 years after the Strategy’s retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategies’ asset mix will be 27.5% short duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.

The Underlying Portfolios will include the Volatility Management Underlying Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If AllianceBernstein L.P. (the “Adviser”) determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

Investment Results

The tables on pages 8-30 show each individual Retirement Strategy’s performance compared to its primary and secondary benchmarks for the six- and 12-month periods ended August 31, 2013. Additional performance can be found on pages 33-68. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosure” section of Disclosures and Risks on pages 5-7. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

For the 12-month period ended August 31, 2013, all share classes of the 2000 and 2005 vintages outperformed their primary benchmark, the Barclays U.S. Aggregate Bond Index, while all share classes of the 2010–2055 vintages underperformed their primary benchmark, the Standard & Poor’s (“S&P”) 500 Index. All share classes of the 2000–2015 vintages underperformed their composite benchmark. For the 2020 vintage, all share classes with the exception of Class I, underperformed the composite benchmark. For the 2025 vintage, Class A, B, C and R shares underperformed their composite benchmark; all other share classes outperformed. For the 2030 vintage, Class B and C shares underperformed the composite benchmark, while all other share classes outperformed. For the 2035 vintage, Class B shares underperformed the composite benchmark; all other share classes outperformed. For the 2040–2055 vintages, all share classes outperformed their composite benchmark. All equity components of the vintages posted positive returns but the International Growth, Small-Mid Cap Growth, Multi-Asset Real Return and Volatility Management Underlying Portfolios underperformed their respective benchmarks. The fixed-income components of the different vintages had mixed returns. The Short Duration and Global Core Bond Underlying Portfolios underperformed their respective benchmarks, while the Bond Inflation Protection and High-Yield Underlying Portfolios outperformed their benchmarks.

For the six-month period ended August 31, 2013, all share classes of the 2000 and 2005 vintages outperformed their primary benchmark, the Barclays U.S. Aggregate Bond Index, while all share classes of the 2010–2055 vintages underperformed their primary benchmark, the S&P 500 Index. The 2000 vintage was the only Strategy to post negative returns for the period. For the 2000 and 2005 vintages, all share classes underperformed the composite benchmark. For the 2010 vintage, all share classes underperformed the benchmark, except Advisor Class and Class I shares. For the 2015 vintage, Class B and C shares underperformed the composite benchmark; all other share classes outperformed. For the 2020 vintage, Class B and C shares underperformed the composite benchmark; all other share classes outperformed. For the 2025–2055 vintages, all share classes outperformed the composite benchmark. All equity Underlying Portfolios except for the Multi-Asset Real Return Strategy outperformed their respective

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

benchmarks. The High-Yield Underlying Portfolio outperformed its benchmark, but the other fixed-income Underlying Portfolios—Global Core Bond, Bond Inflation Protection and Short Duration Bond—underperformed their respective benchmarks for the six-month period.

The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods. The International Value Underlying Portfolio utilized futures for investment purposes, which had an immaterial impact on performance during the six- and 12-month periods, and currencies for hedging and investment purposes, which had an immaterial impact during the six- month period and added to returns for the 12-month period. During the six- and 12-month periods, the International Growth Underlying Portfolio utilized currencies for hedging and investment purposes, which detracted from returns. During the 12-month period, the International Growth Underlying Portfolio utilized purchased options for hedging purposes, which detracted, while written options, also used for hedging purposes, had an immaterial impact on performance. During the six- and 12-month periods, the Short Duration Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. For both periods, an overweight in the five-year area of the yield curve, where yields rose most, detracted. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure. Cross currency swaps were utilized for hedging purposes, which had an immaterial impact for both periods. During the six- and 12-month periods, the Global Core Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning; yield curve positioning was a modest positive for the 12-month period and had no impact for the six-month period. Currency forwards were also utilized by the Global Core Bond Underlying Portfolio during both periods to hedge out non-U.S. dollar currency exposure. Overall currency positioning contributed positively to the Bond Inflation Protection Underlying Portfolio for the six- and 12-month periods, helped primarily by a short position in the Japanese yen. Currency forwards were utilized for both establishing currency positions and for hedging purposes. Treasury futures and interest rate swaps were utilized during both periods to manage duration and yield curve positioning. Credit default swaps were utilized by the Bond Inflation Protection Underlying Portfolio for investment purposes, which had a positive impact on performance for both periods. Leverage was used through reverse repurchase agreements. During the six- and 12-month periods, the High-Yield Underlying Portfolio utilized futures and interest rate swaps to manage interest rate risk; currency options and credit default swaps for hedging and investment purposes and dividend swaps for investment purposes, which contributed positively for both periods; written options for hedging and investment purposes, which had an immaterial impact; and total return swaps for hedging and investment purposes, which added to returns for the six-month period and had an immaterial impact for the 12-month period. Leverage was utilized through reverse repurchase agreements. The Multi-Asset Real Return Underlying Portfolio utilized interest rate swaps for investment purposes, which had an immaterial impact on performance for the six-month period and added for the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

12-month period; inflation swaps for investment purposes, which had an immaterial impact during both periods; total return swaps for investment purposes, which detracted from returns during both periods; futures and currencies for hedging and investment purposes, which added to returns for both periods; and purchased and written options for hedging purposes, which detracted for both periods. During the six- and 12-month periods, the Volatility Management Underlying Portfolio utilized derivatives for hedging and investment purposes, including currency forwards, which detracted from performance, and futures and total return swaps, which added to performance. During the 12-month period, purchased options were utilized for hedging and investment purposes, which detracted from performance, as well as written options for hedging and investment purposes, which added to performance.

Market Review and Investment Strategy

Global economic growth, while mixed, continued to be on track and investors’ risk appetites remained healthy during the annual reporting period. As such, global developed equities posted strong returns, while global bonds and emerging market equities retreated. Fixed-income markets underperformed equity markets as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program. Emerging market equities declined due to the slowdown in economic growth in several bellwether countries such as China and Brazil, falling commodity prices and concerns about global liquidity.

While equity markets initially reacted negatively to the Fed’s announcement, the Growth, Value and Fixed-Income Teams (the “Teams”) believe that a gradual end to quantitative easing means that the U.S. economy is getting healthier, which should support earnings growth and stocks. In Europe, even though the recovery is likely to be slow, recent data suggests the odds have shifted firmly against another rate cut from the European Central Bank. That said, any tightening of monetary policy is still a long way off—with inflation likely to remain low, the Teams expect interest rates to be on hold until the end of 2014 at the earliest. In Japan, attention is focused on the government’s and central bank’s ability to meet expectations in the next phase of Prime Minister Shinzo Abe’s program. The Underlying Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that they believe are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with potential for robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The composite benchmark for a Strategy is a customized benchmark that has the same target asset allocation as the Strategy and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with the Strategy standard glidepath. The Russell 1000® Value Index is used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index (U.S. dollar hedged) to represent Global Core Bond, the Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the Barclays U.S. High Yield 2% Issuer Capped Index to represent High Yield, the Russell 2500™ Value Index to represent Small-Mid Cap Value, the Russell 2500™ Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index to represent Multi-Asset Real Return and the MSCI ACWI to represent Volatility Management.

Neither the unmanaged S&P 500 Index, the unmanaged Barclays U.S. Aggregate Bond Index nor any of the indices listed above reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The Barclays U.S. High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the U.S. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the U.S. The MSCI ACWI Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The MSCI ACWI (free float-adjusted, market capitalization weight) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

A Word About Risk

The value of your investment in the Strategies will change with changes in the values of the Strategies’ investments in the Underlying Portfolios. There is no assurance that the Strategies will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategies’ asset allocation.

Market Risk: The value of the Strategies’ investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than the other.

Inflation Risk: This is the risk that the value of assets or income from the Strategies’ investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio’s assets can decline as can the value of that Underlying Portfolio’s distributions.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategies’ investments in a country other than the United States. To the extent the Strategies invest in a particular country or geographic region, the Strategies may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategies have has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Focused Portfolio Risk: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategies’ NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Borrowing money or other leverage may make an Underlying Portfolio’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at NAV, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Disclosures and Risks

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	-0.18%	3.62%

Class B*	-0.55%	2.95%

Class C	-0.55%	2.98%

Advisor Class**	0.00%	4.00%

Class R**	-0.28%	3.46%

Class K**	-0.09%	3.76%

Class I**	-0.09%	3.94%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Secondary Benchmark: S&P 500 Index	8.95%	18.70%

Composite Benchmark†	0.17%	4.52%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	0.38%	5.32%

Class B*	0.00%	4.58%

Class C	0.00%	4.60%

Advisor Class**	0.47%	5.64%

Class R**	0.29%	5.17%

Class K**	0.38%	5.45%

Class I**	0.57%	5.72%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Secondary Benchmark: S&P 500 Index	8.95%	18.70%

Composite Benchmark†	0.65%	6.21%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†       For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	1.04%	7.08%

Class B*	0.67%	6.28%

Class C	0.57%	6.25%

Advisor Class**	1.13%	7.46%

Class R**	0.85%	6.87%

Class K**	0.95%	7.11%

Class I**	1.23%	7.40%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	1.10%	7.79%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	1.69%	8.89%

Class B*	1.42%	8.20%

Class C	1.42%	8.16%

Advisor Class**	1.96%	9.26%

Class R**	1.69%	8.59%

Class K**	1.77%	8.89%

Class I**	1.87%	9.15%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	1.66%	9.34%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	2.66%	10.48%

Class B*	2.30%	9.66%

Class C	2.30%	9.66%

Advisor Class**	2.75%	10.75%

Class R**	2.47%	10.18%

Class K**	2.65%	10.51%

Class I**	2.85%	10.87%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	2.36%	10.83%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†    For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	3.66%	12.38%

Class B*	3.32%	11.66%

Class C	3.22%	11.64%

Advisor Class**	3.74%	12.75%

Class R**	3.55%	12.19%

Class K**	3.74%	12.48%

Class I**	3.74%	12.74%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	3.12%	12.44%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	4.51%	14.23%

Class B*	4.17%	13.42%

Class C	4.18%	13.46%

Advisor Class**	4.68%	14.56%

Class R**	4.42%	14.01%

Class K**	4.61%	14.29%

Class I**	4.70%	14.69%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	3.83%	13.89%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†    For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	5.24%	15.71%

Class B*	4.81%	14.80%

Class C	4.82%	14.86%

Advisor Class**	5.32%	16.02%

Class R**	5.08%	15.38%

Class K**	5.16%	15.66%

Class I**	5.35%	16.00%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	4.30%	14.82%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	5.66%	16.59%

Class B*	5.24%	15.84%

Class C	5.24%	15.71%

Advisor Class**	5.82%	16.94%

Class R**	5.50%	16.32%

Class K**	5.59%	16.61%

Class I**	5.77%	16.95%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	4.62%	15.41%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	5.76%	16.99%

Class B*	5.45%	16.15%

Class C	5.47%	16.13%

Advisor Class**	5.93%	17.30%

Class R**	5.73%	16.82%

Class K**	5.91%	17.06%

Class I**	6.01%	17.34%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	4.70%	15.51%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	6.00%	17.30%

Class B*	5.57%	16.44%

Class C	5.70%	16.51%

Advisor Class**	6.14%	17.67%

Class R**	5.83%	17.07%

Class K**	5.95%	17.37%

Class I**	6.07%	17.53%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	4.75%	15.57%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	5.90%	17.27%

Class B*	5.51%	16.37%

Class C	5.52%	16.41%

Advisor Class**	6.07%	17.64%

Class R**	5.74%	17.02%

Class K**	6.00%	17.42%

Class I**	6.00%	17.59%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Composite Benchmark†	4.75%	15.57%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 5.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	12.41%	28.67%

Russell 1000 Value Index	8.79%	23.10%

AllianceBernstein U.S. Large Cap Growth Portfolio	10.08%	18.92%

Russell 1000 Growth Index	9.59%	16.43%

AllianceBernstein International Value Portfolio	3.04%	19.15%

MSCI ACWI ex-U.S.	-0.07%	12.98%

AllianceBernstein International Growth Portfolio	0.61%	10.53%

MSCI ACWI ex-U.S.	-0.07%	12.98%

AllianceBernstein Short Duration Bond Portfolio	-0.19%	0.14%

BofA ML 1-3 Year U.S. Treasury Index	-0.02%	0.15%

AllianceBernstein Global Core Bond Portfolio	-2.33%	-0.94%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-1.21%	0.12%

AllianceBernstein Bond Inflation Protection Portfolio	-5.93%	-3.70%

Barclays 1-10 Year TIPS Index	-5.50%	-4.67%

AllianceBernstein High-Yield Portfolio	1.74%	9.24%

Barclays U.S. High Yield 2% Issuer Capped Index	0.84%	7.56%

AllianceBernstein Small-Mid Cap Value Portfolio	10.33%	29.94%

Russell 2500 Value Index	7.48%	24.86%

AllianceBernstein Small-Mid Cap Growth Portfolio	13.82%	25.85%

Russell 2500 Growth Index	13.31%	26.89%

AllianceBernstein Multi-Asset Real Return Portfolio	-4.51%	-1.69%

MSCI AC World Commodity Producers Index	-4.15%	-0.57%

AllianceBernstein Volatility Management Portfolio	4.31%	12.40%

MSCI ACWI	4.04%	15.48%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.62%	-0.81%
5 Year	3.47%	2.58%
Since Inception*	3.77%	3.21%

Class B Shares
1 Year	2.95%	-1.05%
5 Year	2.74%	2.74%
Since Inception*	3.04%	3.04%

Class C Shares
1 Year	2.98%	1.98%
5 Year	2.74%	2.74%
Since Inception*	3.04%	3.04%

Advisor Class Shares†
1 Year	4.00%	4.00%
5 Year	3.79%	3.79%
Since Inception*	4.07%	4.07%

Class R Shares†
1 Year	3.46%	3.46%
5 Year	3.27%	3.27%
Since Inception*	3.55%	3.55%

Class K Shares†
1 Year	3.76%	3.76%
5 Year	3.53%	3.53%
Since Inception*	3.83%	3.83%

Class I Shares†
1 Year	3.94%	3.94%
5 Year	3.80%	3.80%
Since Inception*	4.07%	4.07%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.31%, 3.05%, 3.01%, 2.43%, 2.44%, 2.10%, and 1.79%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81%, and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.30%
5 Years	4.50%
Since Inception*	3.45%

Class B Shares
1 Year	-0.03%
5 Years	4.68%
Since Inception*	3.27%

Class C Shares
1 Year	3.01%
5 Years	4.69%
Since Inception*	3.28%

Advisor Class Shares†
1 Year	5.11%
5 Year	5.74%
Since Inception*	4.30%

Class R Shares†
1 Year	4.51%
5 Year	5.23%
Since Inception*	3.78%

Class K Shares†
1 Year	4.81%
5 Year	5.48%
Since Inception*	4.06%

Class I Shares†
1 Year	5.11%
5 Year	5.77%
Since Inception*	4.32%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.32%	0.81%
5 Year	3.74%	2.84%
Since Inception*	3.77%	3.22%

Class B Shares
1 Year	4.58%	0.58%
5 Year	3.02%	3.02%
Since Inception*	3.05%	3.05%

Class C Shares
1 Year	4.60%	3.60%
5 Year	3.00%	3.00%
Since Inception*	3.03%	3.03%

Advisor Class Shares†
1 Year	5.64%	5.64%
5 Year	4.05%	4.05%
Since Inception*	4.08%	4.08%

Class R Shares†
1 Year	5.17%	5.17%
5 Year	3.53%	3.53%
Since Inception*	3.55%	3.55%

Class K Shares†
1 Year	5.45%	5.45%
5 Year	3.78%	3.78%
Since Inception*	3.82%	3.82%

Class I Shares†
1 Year	5.72%	5.72%
5 Year	4.07%	4.07%
Since Inception*	4.08%	4.08%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.08%, 2.76%, 2.77%, 1.71%, 2.41%, 2.09%, and 1.79%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87%, and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	2.23%
5 Years	5.10%
Since Inception*	3.53%

Class B Shares
1 Year	2.02%
5 Years	5.27%
Since Inception*	3.36%

Class C Shares
1 Year	5.05%
5 Years	5.26%
Since Inception*	3.34%

Advisor Class Shares†
1 Year	7.08%
5 Year	6.32%
Since Inception*	4.38%

Class R Shares†
1 Year	6.51%
5 Year	5.78%
Since Inception*	3.85%

Class K Shares†
1 Year	6.89%
5 Year	6.07%
Since Inception*	4.13%

Class I Shares†
1 Year	7.17%
5 Year	6.35%
Since Inception*	4.39%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.08%	2.55%
5 Year	3.79%	2.88%
Since Inception*	3.86%	3.30%

Class B Shares
1 Year	6.28%	2.28%
5 Year	3.03%	3.03%
Since Inception*	3.12%	3.12%

Class C Shares
1 Year	6.25%	5.25%
5 Year	3.03%	3.03%
Since Inception*	3.12%	3.12%

Advisor Class Shares†
1 Year	7.46%	7.46%
5 Year	4.09%	4.09%
Since Inception*	4.16%	4.16%

Class R Shares†
1 Year	6.87%	6.87%
5 Year	3.55%	3.55%
Since Inception*	3.63%	3.63%

Class K Shares†
1 Year	7.11%	7.11%
5 Year	3.82%	3.82%
Since Inception*	3.90%	3.90%

Class I Shares†
1 Year	7.40%	7.40%
5 Year	4.09%	4.09%
Since Inception*	4.17%	4.17%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.30%, 2.06%, 2.02%, 1.00%, 1.63%, 1.31%, and 0.97%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89%, and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.15%
5 Years	5.55%
Since Inception*	3.67%

Class B Shares
1 Year	4.09%
5 Years	5.73%
Since Inception*	3.50%

Class C Shares
1 Year	7.07%
5 Years	5.72%
Since Inception*	3.49%

Advisor Class Shares†
1 Year	9.06%
5 Year	6.75%
Since Inception*	4.52%

Class R Shares†
1 Year	8.47%
5 Year	6.24%
Since Inception*	4.00%

Class K Shares†
1 Year	8.81%
5 Year	6.51%
Since Inception*	4.27%

Class I Shares†
1 Year	9.11%
5 Year	6.78%
Since Inception*	4.53%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.89%	4.28%
5 Year	3.75%	2.86%
Since Inception*	3.80%	3.24%

Class B Shares
1 Year	8.20%	4.20%
5 Year	3.05%	3.05%
Since Inception*	3.10%	3.10%

Class C Shares
1 Year	8.16%	7.16%
5 Year	3.04%	3.04%
Since Inception*	3.09%	3.09%

Advisor Class Shares†
1 Year	9.26%	9.26%
5 Year	4.09%	4.09%
Since Inception*	4.14%	4.14%

Class R Shares†
1 Year	8.59%	8.59%
5 Year	3.56%	3.56%
Since Inception*	3.60%	3.60%

Class K Shares†
1 Year	8.89%	8.89%
5 Year	3.82%	3.82%
Since Inception*	3.86%	3.86%

Class I Shares†
1 Year	9.15%	9.15%
5 Year	4.08%	4.08%
Since Inception*	4.13%	4.13%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.13%, 1.87%, 1.84%, 0.82%, 1.52%, 1.21%, and 0.84%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93%, and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.14%
5 Years	5.76%
Since Inception*	3.68%

Class B Shares
1 Year	6.06%
5 Years	5.92%
Since Inception*	3.51%

Class C Shares
1 Year	9.14%
5 Years	5.95%
Since Inception*	3.52%

Advisor Class Shares†
1 Year	11.21%
5 Year	7.01%
Since Inception*	4.56%

Class R Shares†
1 Year	10.64%
5 Year	6.47%
Since Inception*	4.03%

Class K Shares†
1 Year	10.94%
5 Year	6.73%
Since Inception*	4.28%

Class I Shares†
1 Year	11.20%
5 Year	7.01%
Since Inception*	4.56%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	10.48%	5.81%
5 Year	3.59%	2.69%
Since Inception*	3.62%	3.06%

Class B Shares
1 Year	9.66%	5.66%
5 Year	2.85%	2.85%
Since Inception*	2.88%	2.88%

Class C Shares
1 Year	9.66%	8.66%
5 Year	2.85%	2.85%
Since Inception*	2.90%	2.90%

Advisor Class Shares†
1 Year	10.75%	10.75%
5 Year	3.87%	3.87%
Since Inception*	3.92%	3.92%

Class R Shares†
1 Year	10.18%	10.18%
5 Year	3.36%	3.36%
Since Inception*	3.41%	3.41%

Class K Shares†
1 Year	10.51%	10.51%
5 Year	3.63%	3.63%
Since Inception*	3.67%	3.67%

Class I Shares†
1 Year	10.87%	10.87%
5 Year	3.90%	3.90%
Since Inception*	3.93%	3.93%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.16%, 1.90%, 1.89%, 0.86%, 1.50%, 1.18%, and 0.80%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97%, and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.95%
5 Years	5.78%
Since Inception*	3.53%

Class B Shares
1 Year	7.94%
5 Years	5.96%
Since Inception*	3.34%

Class C Shares
1 Year	10.93%
5 Years	5.96%
Since Inception*	3.36%

Advisor Class Shares†
1 Year	13.10%
5 Year	7.00%
Since Inception*	4.39%

Class R Shares†
1 Year	12.42%
5 Year	6.47%
Since Inception*	3.87%

Class K Shares†
1 Year	12.85%
5 Year	6.75%
Since Inception*	4.14%

Class I Shares†
1 Year	13.01%
5 Year	7.02%
Since Inception*	4.39%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.38%	7.64%
5 Year	3.47%	2.58%
Since Inception*	3.79%	3.23%

Class B Shares
1 Year	11.66%	7.66%
5 Year	2.76%	2.76%
Since Inception*	3.06%	3.06%

Class C Shares
1 Year	11.64%	10.64%
5 Year	2.76%	2.76%
Since Inception*	3.06%	3.06%

Advisor Class Shares†
1 Year	12.75%	12.75%
5 Year	3.77%	3.77%
Since Inception*	4.09%	4.09%

Class R Shares†
1 Year	12.19%	12.19%
5 Year	3.27%	3.27%
Since Inception*	3.59%	3.59%

Class K Shares†
1 Year	12.48%	12.48%
5 Year	3.53%	3.53%
Since Inception*	3.84%	3.84%

Class I Shares†
1 Year	12.74%	12.74%
5 Year	3.80%	3.80%
Since Inception*	4.11%	4.11%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.91%, 1.91%, 0.88%, 1.51%, 1.20%, and 0.83%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99%, and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	10.00%
5 Years	5.87%
Since Inception*	3.74%

Class B Shares
1 Year	10.06%
5 Years	6.05%
Since Inception*	3.56%

Class C Shares
1 Year	12.83%
5 Years	6.01%
Since Inception*	3.55%

Advisor Class Shares†
1 Year	15.11%
5 Year	7.09%
Since Inception*	4.59%

Class R Shares†
1 Year	14.65%
5 Year	6.57%
Since Inception*	4.09%

Class K Shares†
1 Year	14.95%
5 Year	6.85%
Since Inception*	4.35%

Class I Shares†
1 Year	15.10%
5 Year	7.12%
Since Inception*	4.61%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.23%	9.35%
5 Year	3.41%	2.52%
Since Inception*	3.54%	2.98%

Class B Shares
1 Year	13.42%	9.42%
5 Year	2.68%	2.68%
Since Inception*	2.79%	2.79%

Class C Shares
1 Year	13.46%	12.46%
5 Year	2.68%	2.68%
Since Inception*	2.80%	2.80%

Advisor Class Shares†
1 Year	14.56%	14.56%
5 Year	3.70%	3.70%
Since Inception*	3.84%	3.84%

Class R Shares†
1 Year	14.01%	14.01%
5 Year	3.19%	3.19%
Since Inception*	3.35%	3.35%

Class K Shares†
1 Year	14.29%	14.29%
5 Year	3.44%	3.44%
Since Inception*	3.58%	3.58%

Class I Shares†
1 Year	14.69%	14.69%
5 Year	3.72%	3.72%
Since Inception*	3.84%	3.84%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.32%, 2.07%, 2.07%, 1.00%, 1.57%, 1.26%, and 0.90%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	11.96%
5 Years	5.97%
Since Inception*	3.54%

Class B Shares
1 Year	12.07%
5 Years	6.13%
Since Inception*	3.34%

Class C Shares
1 Year	15.12%
5 Years	6.15%
Since Inception*	3.35%

Advisor Class Shares†
1 Year	17.28%
5 Year	7.19%
Since Inception*	4.40%

Class R Shares†
1 Year	16.74%
5 Year	6.66%
Since Inception*	3.90%

Class K Shares†
1 Year	17.01%
5 Year	6.95%
Since Inception*	4.14%

Class I Shares†
1 Year	17.30%
5 Year	7.22%
Since Inception*	4.40%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.71%	10.75%
5 Year	3.20%	2.30%
Since Inception*	3.42%	2.87%

Class B Shares
1 Year	14.80%	10.80%
5 Year	2.48%	2.48%
Since Inception*	2.70%	2.70%

Class C Shares
1 Year	14.86%	13.86%
5 Year	2.48%	2.48%
Since Inception*	2.69%	2.69%

Advisor Class Shares†
1 Year	16.02%	16.02%
5 Year	3.50%	3.50%
Since Inception*	3.72%	3.72%

Class R Shares†
1 Year	15.38%	15.38%
5 Year	3.00%	3.00%
Since Inception*	3.19%	3.19%

Class K Shares†
1 Year	15.66%	15.66%
5 Year	3.26%	3.26%
Since Inception*	3.47%	3.47%

Class I Shares†
1 Year	16.00%	16.00%
5 Year	3.52%	3.52%
Since Inception*	3.73%	3.73%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.41%, 2.16%, 2.17%, 1.12%, 1.63%, 1.30%, and 0.95%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.39%
5 Years	5.86%
Since Inception*	3.46%

Class B Shares
1 Year	13.70%
5 Years	6.04%
Since Inception*	3.28%

Class C Shares
1 Year	16.55%
5 Years	6.02%
Since Inception*	3.27%

Advisor Class Shares†
1 Year	18.77%
5 Year	7.07%
Since Inception*	4.31%

Class R Shares†
1 Year	18.16%
5 Year	6.53%
Since Inception*	3.78%

Class K Shares†
1 Year	18.53%
5 Year	6.82%
Since Inception*	4.06%

Class I Shares†
1 Year	18.77%
5 Year	7.09%
Since Inception*	4.32%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.59%	11.69%
5 Year	3.33%	2.44%
Since Inception*	3.64%	3.08%

Class B Shares
1 Year	15.84%	11.84%
5 Year	2.60%	2.60%
Since Inception*	2.92%	2.92%

Class C Shares
1 Year	15.71%	14.71%
5 Year	2.61%	2.61%
Since Inception*	2.92%	2.92%

Advisor Class Shares†
1 Year	16.94%	16.94%
5 Year	3.63%	3.63%
Since Inception*	3.94%	3.94%

Class R Shares†
1 Year	16.32%	16.32%
5 Year	3.12%	3.12%
Since Inception*	3.44%	3.44%

Class K Shares†
1 Year	16.61%	16.61%
5 Year	3.36%	3.36%
Since Inception*	3.70%	3.70%

Class I Shares†
1 Year	16.95%	16.95%
5 Year	3.63%	3.63%
Since Inception*	3.96%	3.96%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.50%, 2.26%, 2.29%, 1.20%, 1.64%, 1.31%, and 0.96%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.41%
5 Years	6.00%
Since Inception*	3.70%

Class B Shares
1 Year	14.69%
5 Years	6.19%
Since Inception*	3.53%

Class C Shares
1 Year	17.68%
5 Years	6.19%
Since Inception*	3.54%

Advisor Class Shares†
1 Year	19.86%
5 Year	7.27%
Since Inception*	4.56%

Class R Shares†
1 Year	19.18%
5 Year	6.71%
Since Inception*	4.05%

Class K Shares†
1 Year	19.67%
5 Year	6.99%
Since Inception*	4.32%

Class I Shares†
1 Year	19.90%
5 Year	7.26%
Since Inception*	4.58%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.99%	11.97%
5 Year	3.27%	2.37%
Since Inception*	3.56%	3.00%

Class B Shares
1 Year	16.15%	12.15%
5 Year	2.54%	2.54%
Since Inception*	2.84%	2.84%

Class C Shares
1 Year	16.13%	15.13%
5 Year	2.54%	2.54%
Since Inception*	2.83%	2.83%

Advisor Class Shares†
1 Year	17.30%	17.30%
5 Year	3.57%	3.57%
Since Inception*	3.87%	3.87%

Class R Shares†
1 Year	16.82%	16.82%
5 Year	3.06%	3.06%
Since Inception*	3.35%	3.35%

Class K Shares†
1 Year	17.06%	17.06%
5 Year	3.33%	3.33%
Since Inception*	3.62%	3.62%

Class I Shares†
1 Year	17.34%	17.34%
5 Year	3.59%	3.59%
Since Inception*	3.86%	3.86%

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.56%, 2.36%, 2.34%, 1.27%, 1.72%, 1.39%, and 1.04%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.74%
5 Years	6.00%
Since Inception*	3.63%

Class B Shares
1 Year	14.96%
5 Years	6.18%
Since Inception*	3.45%

Class C Shares
1 Year	18.07%
5 Years	6.16%
Since Inception*	3.44%

Advisor Class Shares†
1 Year	20.17%
5 Year	7.26%
Since Inception*	4.49%

Class R Shares†
1 Year	19.62%
5 Year	6.71%
Since Inception*	3.97%

Class K Shares†
1 Year	19.98%
5 Year	6.99%
Since Inception*	4.23%

Class I Shares†
1 Year	20.25%
5 Year	7.25%
Since Inception*	4.49%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.30%	12.28%
5 Year	3.90%	3.00%
Since Inception*	0.89%	0.19%

Class B Shares
1 Year	16.44%	12.44%
5 Year	3.16%	3.16%
Since Inception*	0.18%	0.18%

Class C Shares
1 Year	16.51%	15.51%
5 Year	3.21%	3.21%
Since Inception*	0.22%	0.22%

Advisor Class Shares†
1 Year	17.67%	17.67%
5 Year	4.20%	4.20%
Since Inception*	1.20%	1.20%

Class R Shares†
1 Year	17.07%	17.07%
5 Year	3.67%	3.67%
Since Inception*	0.69%	0.69%

Class K Shares†
1 Year	17.37%	17.37%
5 Year	3.95%	3.95%
Since Inception*	0.97%	0.97%

Class I Shares†
1 Year	17.53%	17.53%
5 Year	4.22%	4.22%
Since Inception*	1.19%	1.19%

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.89%, 3.67%, 3.60%, 2.75%, 2.86%, 2.53%, and 2.20%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.98%
5 Years	6.65%
Since Inception*	1.02%

Class B Shares
1 Year	15.29%
5 Years	6.82%
Since Inception*	1.01%

Class C Shares
1 Year	18.25%
5 Years	6.85%
Since Inception*	1.03%

Advisor Class Shares†
1 Year	20.54%
5 Years	7.92%
Since Inception*	2.02%

Class R Shares†
1 Year	19.81%
5 Years	7.34%
Since Inception*	1.51%

Class K Shares†
1 Year	20.10%
5 Year	7.65%
Since Inception*	1.79%

Class I Shares†
1 Year	20.56%
5 Years	7.92%
Since Inception*	2.03%

*	Inception date: 6/20/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.27%	12.32%
5 Years	3.42%	2.53%
Since Inception*	0.52%	-0.18%

Class B Shares
1 Year	16.37%	12.37%
5 Years	2.67%	2.67%
Since Inception*	-0.19%	-0.19%

Class C Shares
1 Year	16.41%	15.41%
5 Years	2.64%	2.64%
Since Inception*	-0.21%	-0.21%

Advisor Class Shares†
1 Year	17.64%	17.64%
5 Years	3.66%	3.66%
Since Inception*	0.78%	0.78%

Class R Shares†
1 Year	17.02%	17.02%
5 Years	3.17%	3.17%
Since Inception*	0.30%	0.30%

Class K Shares†
1 Year	17.42%	17.42%
5 Years	3.47%	3.47%
Since Inception*	0.59%	0.59%

Class I Shares†
1 Year	17.59%	17.59%
5 Years	3.71%	3.71%
Since Inception*	0.82%	0.82%

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 7.74%, 8.51%, 8.34%, 7.75%, 6.73%, 6.38%, and 5.74%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.98%
5 Years	6.54%
Since Inception*	0.64%

Class B Shares
1 Year	15.14%
5 Years	6.69%
Since Inception*	0.63%

Class C Shares
1 Year	18.19%
5 Years	6.70%
Since Inception*	0.61%

Advisor Class Shares†
1 Year	20.50%
5 Years	7.74%
Since Inception*	1.61%

Class R Shares†
1 Year	19.84%
5 Years	7.22%
Since Inception*	1.13%

Class K Shares†
1 Year	20.16%
5 Years	7.50%
Since Inception*	1.40%

Class I Shares†
1 Year	20.47%
5 Years	7.77%
Since Inception*	1.65%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	28.67%
5 Years	6.12%
Since Inception*	4.40%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	18.92%
5 Years	6.73%
Since Inception*	6.16%

AllianceBernstein International Value Portfolio
1 Year	19.15%
5 Years	-2.60%
Since Inception*	2.35%

AllianceBernstein International Growth Portfolio
1 Year	10.53%
5 Years	-3.44%
Since Inception*	1.28%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	0.14%
5 Years	2.61%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.94%
5 Years	6.60%
Since Inception*	5.50%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.70%
5 Years	4.17%
Since Inception*	4.88%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns†
AllianceBernstein High-Yield Portfolio
1 Year	9.24%
5 Years	12.88%
Since Inception*	9.09%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.94%
5 Years	10.20%
Since Inception*	8.92%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	25.85%
5 Years	13.88%
Since Inception*	12.90%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.69%
5 Years	0.90%
Since Inception*	3.73%

AllianceBernstein Volatility Management Portfolio
1 Year	12.40%
Since Inception**	6.77%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

*	Inception date: 5/20/2007.

**	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	27.97%
5 Years	8.92%
Since Inception*	4.71%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	22.14%
5 Years	10.76%
Since Inception*	6.82%

AllianceBernstein International Value Portfolio
1 Year	23.56%
5 Years	2.07%
Since Inception*	3.17%

AllianceBernstein International Growth Portfolio
1 Year	15.15%
5 Years	1.49%
Since Inception*	2.15%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	0.11%
5 Years	2.91%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.74%
5 Years	7.41%
Since Inception*	5.54%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.42%
5 Years	5.07%
Since Inception*	5.00%

AllianceBernstein High-Yield Portfolio
1 Year	9.04%
5 Years	15.26%
Since Inception*	9.17%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

*	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	34.47%
5 Years	13.34%
Since Inception*	9.51%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.92%
5 Year	18.97%
Since Inception*	13.68%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.92%
5 Years	2.69%
Since Inception*	3.98%

AllianceBernstein Volatility Management Portfolio
1 Year	17.10%
Since Inception**	8.15%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$998.20	$4.13	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class B
Actual	$1,000	$994.50	$7.64	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$994.50	$7.64	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,000.00	$2.62	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$997.20	$5.13	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$999.10	$3.88	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$999.10	$2.62	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

2005 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.80	$4.44	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000	$1,000.00	$7.96	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000	$1,000.00	$7.96	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Advisor Class
Actual	$1,000	$1,004.70	$2.93	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$1,002.90	$5.45	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class K
Actual	$1,000	$1,003.80	$4.19	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class I
Actual	$1,000	$1,005.70	$2.93	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.40	$4.56	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$1,006.70	$8.09	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,005.70	$8.09	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$1,011.30	$3.04	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$1,008.50	$5.57	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$1,009.50	$4.31	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$1,012.30	$3.04	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

2015 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,016.90	$4.78	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class B
Actual	$1,000	$1,014.20	$8.33	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000	$1,014.20	$8.33	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Advisor Class
Actual	$1,000	$1,019.60	$3.26	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class R
Actual	$1,000	$1,016.90	$5.80	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class K
Actual	$1,000	$1,017.70	$4.53	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%
Class I
Actual	$1,000	$1,018.70	$3.26	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.60	$5.01	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$1,023.00	$8.57	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$1,023.00	$8.57	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$1,027.50	$3.48	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$1,024.70	$6.02	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K
Actual	$1,000	$1,026.50	$4.75	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I
Actual	$1,000	$1,028.50	$3.48	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

2025 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.60	$5.13	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$1,033.20	$8.71	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$1,032.20	$8.71	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$1,037.40	$3.59	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$1,035.50	$6.16	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$1,037.40	$4.88	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$1,037.40	$3.59	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.10	$5.26	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,041.70	$8.85	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,041.80	$8.85	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,046.80	$3.71	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,044.20	$6.29	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,046.10	$5.00	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,047.00	$3.71	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2035 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.40	$5.28	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,048.10	$8.88	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,048.20	$8.88	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,053.20	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,050.80	$6.31	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,051.60	$5.02	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,053.50	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.60	$5.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,052.40	$8.90	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,052.40	$8.90	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,058.20	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,055.00	$6.32	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,055.90	$5.03	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,057.70	$3.73	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2045 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,057.60	$5.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,054.50	$8.91	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,054.70	$8.91	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,059.30	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,057.30	$6.33	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,059.10	$5.03	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,060.10	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,060.00	$5.30	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,055.70	$8.91	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,057.00	$8.92	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,061.40	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,058.30	$6.33	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,059.50	$5.04	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,060.70	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2055 Retirement Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,059.00	$5.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,055.10	$8.91	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,055.20	$8.91	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,060.70	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,057.40	$6.33	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,060.00	$5.04	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,060.00	$3.74	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Expense Example

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $11,183

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $17,352

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $57,548

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $129,463

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $210,081

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $190,290

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $174,025

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $134,983

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $120,342

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $86,484

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $25,167

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $9,483

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 277-475. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 32. Additional performance for the Underlying Portfolios may be found on pages 69-72.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Portfolio Summary

2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.7%
The AllianceBernstein Pooling Portfolios - Fixed Income – 62.8%
Bond Inflation Protection Portfolio	167,376	$1,698,870
Global Core Bond Portfolio	240,646	2,449,781
High-Yield Portfolio	8,142	84,590
Short Duration Bond Portfolio	296,326	2,791,387

		7,024,628

The AllianceBernstein Pooling Portfolios - Equity – 37.9%
International Growth Portfolio	43,875	362,844
International Value Portfolio	49,054	365,942
Multi-Asset Real Return Portfolio	96,127	793,046
Small-Mid Cap Growth Portfolio	7,013	92,292
Small-Mid Cap Value Portfolio	6,828	89,380
U.S. Large Cap Growth Portfolio	33,616	488,442
U.S. Value Portfolio	44,102	483,358
Volatility Management Portfolio	137,343	1,561,594

		4,236,898

Total Investments – 100.7% (cost $10,319,258)		11,261,526
Other assets less liabilities – (0.7)%		(78,757)

Net Assets – 100.0%		$11,182,769

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2000 Retirement Strategy—Portfolio of Investments

2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
The AllianceBernstein Pooling Portfolios - Fixed Income – 52.7%
Bond Inflation Protection Portfolio	259,831	$2,637,283
Global Core Bond Portfolio	319,235	3,249,816
High-Yield Portfolio	54,992	571,365
Short Duration Bond Portfolio	285,131	2,685,939

		9,144,403

The AllianceBernstein Pooling Portfolios - Equity – 47.7%
International Growth Portfolio	91,137	753,707
International Value Portfolio	100,813	752,064
Multi-Asset Real Return Portfolio	156,594	1,291,900
Small-Mid Cap Growth Portfolio	15,067	198,282
Small-Mid Cap Value Portfolio	14,922	195,324
U.S. Large Cap Growth Portfolio	66,792	970,492
U.S. Value Portfolio	88,261	967,338
Volatility Management Portfolio	276,688	3,145,941

		8,275,048

Total Investments – 100.4% (cost $14,717,538)		17,419,451
Other assets less liabilities – (0.4)%		(67,394)

Net Assets – 100.0%		$17,352,057

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

2005 Retirement Strategy—Portfolio of Investments

2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 57.8%
International Growth Portfolio	398,849	$3,298,482
International Value Portfolio	444,033	3,312,485
Multi-Asset Real Return Portfolio	628,648	5,186,345
Small-Mid Cap Growth Portfolio	72,572	955,046
Small-Mid Cap Value Portfolio	71,145	931,291
U.S. Large Cap Growth Portfolio	282,136	4,099,430
U.S. Value Portfolio	367,914	4,032,341
Volatility Management Portfolio	1,007,953	11,460,427

		33,275,847

The AllianceBernstein Pooling Portfolios - Fixed Income – 42.5%
Bond Inflation Protection Portfolio	842,091	8,547,224
Global Core Bond Portfolio	881,715	8,975,862
High-Yield Portfolio	314,279	3,265,356
Short Duration Bond Portfolio	389,813	3,672,036

		24,460,478

Total Investments – 100.3% (cost $47,141,564)		57,736,325
Other assets less liabilities – (0.3)%		(188,306)

Net Assets – 100.0%		$57,548,019

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2010 Retirement Strategy—Portfolio of Investments

2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.8%
The AllianceBernstein Pooling Portfolios - Equity – 67.3%
International Growth Portfolio	1,162,701	$9,615,534
International Value Portfolio	1,287,764	9,606,717
Multi-Asset Real Return Portfolio	1,581,844	13,050,218
Small-Mid Cap Growth Portfolio	221,203	2,911,031
Small-Mid Cap Value Portfolio	218,211	2,856,387
U.S. Large Cap Growth Portfolio	798,922	11,608,334
U.S. Value Portfolio	1,052,067	11,530,656
Volatility Management Portfolio	2,280,410	25,928,264

		87,107,141

The AllianceBernstein Pooling Portfolios - Fixed Income – 33.5%
Bond Inflation Protection Portfolio	1,618,506	16,427,833
Global Core Bond Portfolio	1,731,714	17,628,852
High-Yield Portfolio	893,457	9,283,014

		43,339,699

Total Investments – 100.8% (cost $102,244,124)		130,446,840
Other assets less liabilities – (0.8)%		(983,814)

Net Assets – 100.0%		$129,463,026

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

2015 Retirement Strategy—Portfolio of Investments

2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 73.8%
International Growth Portfolio	2,228,921	$18,433,178
International Value Portfolio	2,480,366	18,503,534
Multi-Asset Real Return Portfolio	2,567,802	21,184,363
Small-Mid Cap Growth Portfolio	479,911	6,315,634
Small-Mid Cap Value Portfolio	467,335	6,117,412
U.S. Large Cap Growth Portfolio	1,479,175	21,492,409
U.S. Value Portfolio	1,939,764	21,259,818
Volatility Management Portfolio	3,670,773	41,736,687

		155,043,035

The AllianceBernstein Pooling Portfolios - Fixed Income – 26.3%
Bond Inflation Protection Portfolio	1,575,581	15,992,151
Global Core Bond Portfolio	2,389,835	24,328,520
High-Yield Portfolio	1,439,612	14,957,566

		55,278,237

Total Investments – 100.1% (cost $165,332,110)		210,321,272
Other assets less liabilities – (0.1)%		(240,509)

Net Assets – 100.0%		$210,080,763

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2020 Retirement Strategy—Portfolio of Investments

2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 81.1%
International Growth Portfolio	2,380,308	$19,685,144
International Value Portfolio	2,649,056	19,761,960
Multi-Asset Real Return Portfolio	2,215,885	18,281,051
Small-Mid Cap Growth Portfolio	540,243	7,109,602
Small-Mid Cap Value Portfolio	536,417	7,021,701
U.S. Large Cap Growth Portfolio	1,580,886	22,970,278
U.S. Value Portfolio	2,080,255	22,799,590
Volatility Management Portfolio	3,219,655	36,607,473

		154,236,799

The AllianceBernstein Pooling Portfolios - Fixed Income – 19.2%
Bond Inflation Protection Portfolio	533,298	5,412,977
Global Core Bond Portfolio	1,729,083	17,602,071
High-Yield Portfolio	1,307,348	13,583,342

		36,598,390

Total Investments – 100.3% (cost $147,516,624)		190,835,189
Other assets less liabilities – (0.3)%		(545,203)

Net Assets – 100.0%		$190,289,986

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

2025 Retirement Strategy—Portfolio of Investments

2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 87.3%
International Growth Portfolio	2,648,065	$21,899,498
International Value Portfolio	2,929,159	21,851,530
Multi-Asset Real Return Portfolio	1,712,430	14,127,544
Small-Mid Cap Growth Portfolio	594,391	7,822,184
Small-Mid Cap Value Portfolio	589,891	7,721,669
U.S. Large Cap Growth Portfolio	1,750,279	25,431,552
U.S. Value Portfolio	2,305,142	25,264,362
Volatility Management Portfolio	2,448,599	27,840,575

		151,958,914

The AllianceBernstein Pooling Portfolios - Fixed Income – 13.1%
Global Core Bond Portfolio	1,116,406	11,365,015
High-Yield Portfolio	1,094,877	11,375,768

		22,740,783

Total Investments – 100.4% (cost $131,790,189)		174,699,697
Other assets less liabilities – (0.4)%		(674,505)

Net Assets – 100.0%		$174,025,192

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2030 Retirement Strategy—Portfolio of Investments

2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 91.5%
International Growth Portfolio	2,381,327	$19,693,572
International Value Portfolio	2,630,040	19,620,099
Multi-Asset Real Return Portfolio	1,052,286	8,681,358
Small-Mid Cap Growth Portfolio	536,582	7,061,417
Small-Mid Cap Value Portfolio	534,948	7,002,465
U.S. Large Cap Growth Portfolio	1,574,625	22,879,307
U.S. Value Portfolio	2,080,221	22,799,226
Volatility Management Portfolio	1,392,350	15,831,017

		123,568,461

The AllianceBernstein Pooling Portfolios - Fixed Income – 8.7%
Global Core Bond Portfolio	676,836	6,890,187
High-Yield Portfolio	462,565	4,806,054

		11,696,241

Total Investments – 100.2% (cost $101,584,004)		135,264,702
Other assets less liabilities – (0.2)%		(281,354)

Net Assets – 100.0%		$134,983,348

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

2035 Retirement Strategy—Portfolio of Investments

2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 95.3%
International Growth Portfolio	2,379,048	$19,674,729
International Value Portfolio	2,628,464	19,608,340
Multi-Asset Real Return Portfolio	737,391	6,083,473
Small-Mid Cap Growth Portfolio	535,355	7,045,277
Small-Mid Cap Value Portfolio	531,129	6,952,485
U.S. Large Cap Growth Portfolio	1,556,819	22,620,585
U.S. Value Portfolio	2,048,454	22,451,054
Volatility Management Portfolio	900,763	10,241,675

		114,677,618

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	601,202	6,120,234

Total Investments – 100.4% (cost $88,229,710)		120,797,852
Other assets less liabilities – (0.4)%		(456,150)

Net Assets – 100.0%		$120,341,702

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2040 Retirement Strategy—Portfolio of Investments

2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 95.0%
International Growth Portfolio	1,809,705	$14,966,262
International Value Portfolio	1,997,412	14,900,691
Multi-Asset Real Return Portfolio	529,383	4,367,411
Small-Mid Cap Growth Portfolio	405,204	5,332,483
Small-Mid Cap Value Portfolio	401,325	5,253,348
U.S. Large Cap Growth Portfolio	1,185,739	17,228,788
U.S. Value Portfolio	1,563,253	17,133,255
Volatility Management Portfolio	264,324	3,005,360

		82,187,598

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	432,887	4,406,786

Total Investments – 100.1% (cost $63,866,187)		86,594,384
Other assets less liabilities – (0.1)%		(110,632)

Net Assets – 100.0%		$86,483,752

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

2045 Retirement Strategy—Portfolio of Investments

2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.8%
The AllianceBernstein Pooling Portfolios - Equity – 95.7%
International Growth Portfolio	551,971	$4,564,802
International Value Portfolio	609,224	4,544,808
Multi-Asset Real Return Portfolio	154,437	1,274,109
Small-Mid Cap Growth Portfolio	125,041	1,645,536
Small-Mid Cap Value Portfolio	124,572	1,630,649
U.S. Large Cap Growth Portfolio	359,362	5,221,535
U.S. Value Portfolio	474,659	5,202,258

		24,083,697

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	127,340	1,296,324

Total Investments – 100.8% (cost $19,828,556)		25,380,021
Other assets less liabilities – (0.8)%		(213,155)

Net Assets – 100.0%		$25,166,866

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2050 Retirement Strategy—Portfolio of Investments

2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 95.0%
International Growth Portfolio	206,216	$1,705,410
International Value Portfolio	227,607	1,697,946
Multi-Asset Real Return Portfolio	57,610	475,283
Small-Mid Cap Growth Portfolio	47,256	621,884
Small-Mid Cap Value Portfolio	46,488	608,531
U.S. Large Cap Growth Portfolio	134,719	1,957,462
U.S. Value Portfolio	177,282	1,943,011

		9,009,527

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	47,408	482,618

Total Investments – 100.1% (cost $7,977,863)		9,492,145
Other assets less liabilities – (0.1)%		(8,907)

Net Assets – 100.0%		$9,483,238

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2013

2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $10,319,258)	$11,261,526
Receivable for capital stock sold	20,771
Receivable due from Adviser	6,958

Total assets	11,289,255

Liabilities
Payable for capital stock redeemed	31,488
Audit fee payable	28,667
Legal fee payable	15,498
Registration fee payable	14,347
Custody fee payable	5,594
Distribution fee payable	2,520
Payable for investments purchased	2,328
Transfer Agent fee payable	1,959
Accrued expenses	4,085

Total liabilities	106,486

Net Assets	$11,182,769

Composition of Net Assets
Capital stock, at par	$1,050
Additional paid-in capital	10,486,855
Undistributed net investment income	48,066
Accumulated net realized loss on investment transactions	(295,470)
Net unrealized appreciation on investments	942,268

$11,182,769

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,521,939	139,346	$10.92	*

B	$163,783	15,177	$10.79

C	$433,099	40,290	$10.75

Advisor	$8,405	767.66	$10.95

R	$1,091,540	102,012	$10.70

K	$5,299,660	500,190	$10.60

I	$2,664,343	251,976	$10.57

*	The maximum offering price per share for Class A shares was $11.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $14,717,538)	$17,419,451
Receivable for capital stock sold	13,191
Receivable due from Adviser	8,021

Total assets	17,440,663

Liabilities
Audit fee payable	28,667
Legal fee payable	15,498
Registration fee payable	14,355
Payable for capital stock redeemed	8,468
Custody fee payable	5,594
Distribution fee payable	4,397
Payable for investments purchased	4,340
Transfer Agent fee payable	1,825
Accrued expenses	5,462

Total liabilities	88,606

Net Assets	$17,352,057

Composition of Net Assets
Capital stock, at par	$1,645
Additional paid-in capital	21,995,330
Accumulated net realized loss on investment transactions	(7,346,831)
Net unrealized appreciation on investments	2,701,913

$17,352,057

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,826,499	455,658	$10.59	*

B	$257,240	24,467	$10.51

C	$282,374	26,983	$10.46

Advisor	$165,506	15,623	$10.59

R	$1,963,371	186,792	$10.51

K	$8,377,542	795,235	$10.53

I	$1,479,525	140,399	$10.54

*	The maximum offering price per share for Class A shares was $11.06 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Assets & Liabilities

2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $47,141,564)	$57,736,325
Receivable for capital stock sold	106,096
Receivable for investments sold	70,152
Receivable due from Adviser	3,906

Total assets	57,916,479

Liabilities
Payable for capital stock redeemed	261,461
Audit fee payable	28,667
Distribution fee payable	13,610
Administrative fee payable	9,753
Transfer Agent fee payable	2,461
Accrued expenses	52,508

Total liabilities	368,460

Net Assets	$57,548,019

Composition of Net Assets
Capital stock, at par	$5,394
Additional paid-in capital	74,724,113
Undistributed net investment income	87,339
Accumulated net realized loss on investment transactions	(27,863,588)
Net unrealized appreciation on investments	10,594,761

$57,548,019

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,438,317	1,167,199	$10.66	*

B	$334,623	31,649	$10.57

C	$1,849,421	175,723	$10.52

Advisor	$8,433,509	789,042	$10.69

R	$7,133,513	668,980	$10.66

K	$24,600,837	2,302,686	$10.68

I	$2,757,799	258,274	$10.68

*	The maximum offering price per share for Class A shares was $11.13 which reflects a sales charge of 4.25%.

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $102,244,124)	$130,446,840
Receivable for capital stock sold	215,091

Total assets	130,661,931

Liabilities
Payable for capital stock redeemed	1,023,826
Distribution fee payable	35,163
Advisory fee payable	12,818
Payable for investments purchased	11,783
Administrative fee payable	9,753
Transfer Agent fee payable	5,546
Accrued expenses	100,016

Total liabilities	1,198,905

Net Assets	$129,463,026

Composition of Net Assets
Capital stock, at par	$11,913
Additional paid-in capital	141,971,829
Undistributed net investment income	107,658
Accumulated net realized loss on investment transactions	(40,831,090)
Net unrealized appreciation on investments	28,202,716

$129,463,026

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$33,280,734	3,071,705	$10.83	*

B	$1,217,951	113,339	$10.75

C	$5,294,932	495,256	$10.69

Advisor	$3,423,455	313,894	$10.91

R	$18,639,796	1,715,960	$10.86

K	$57,414,267	5,266,622	$10.90

I	$10,191,891	936,460	$10.88

*	The maximum offering price per share for Class A shares was $11.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Assets & Liabilities

2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $165,332,110)	$210,321,272
Receivable for capital stock sold	611,262

Total assets	210,932,534

Liabilities
Payable for capital stock redeemed	553,534
Payable for investments purchased	79,060
Distribution fee payable	50,967
Advisory fee payable	38,980
Administrative fee payable	9,753
Transfer Agent fee payable	8,970
Accrued expenses	110,507

Total liabilities	851,771

Net Assets	$210,080,763

Composition of Net Assets
Capital stock, at par	$19,410
Additional paid-in capital	222,260,455
Undistributed net investment income	157,696
Accumulated net realized loss on investment transactions	(57,345,960)
Net unrealized appreciation on investments	44,989,162

$210,080,763

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$45,082,961	4,175,624	$10.80	*

B	$1,521,011	142,549	$10.67

C	$6,054,616	566,829	$10.68

Advisor	$4,961,943	457,155	$10.85

R	$29,764,369	2,757,540	$10.79

K	$91,466,479	8,428,449	$10.85

I	$31,229,384	2,881,978	$10.84

*	The maximum offering price per share for Class A shares was $11.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $147,516,624)	$190,835,189
Receivable for capital stock sold	264,958
Receivable for investments sold	117,534

Total assets	191,217,681

Liabilities
Payable for capital stock redeemed	711,351
Distribution fee payable	48,702
Advisory fee payable	31,936
Administrative fee payable	9,753
Transfer Agent fee payable	8,788
Accrued expenses	117,165

Total liabilities	927,695

Net Assets	$190,289,986

Composition of Net Assets
Capital stock, at par	$17,189
Additional paid-in capital	197,972,118
Distributions in excess of net investment income	(33,574)
Accumulated net realized loss on investment transactions	(50,984,312)
Net unrealized appreciation on investments	43,318,565

$190,289,986

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,346,797	4,012,609	$11.05	*

B	$1,197,852	109,918	$10.90

C	$4,729,851	434,153	$10.89

Advisor	$3,589,170	323,344	$11.10

R	$26,512,761	2,394,745	$11.07

K	$91,975,703	8,297,235	$11.09

I	$17,937,852	1,617,393	$11.09

*	The maximum offering price per share for Class A shares was $11.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Assets & Liabilities

2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $131,790,189)	$174,699,697
Receivable for capital stock sold	251,278
Receivable for investments sold	37,678

Total assets	174,988,653

Liabilities
Payable for capital stock redeemed	742,860
Advisory fee payable	49,414
Distribution fee payable	45,449
Transfer Agent fee payable	16,672
Administrative fee payable	10,591
Accrued expenses	98,475

Total liabilities	963,461

Net Assets	$174,025,192

Composition of Net Assets
Capital stock, at par	$15,646
Additional paid-in capital	168,232,135
Distributions in excess of net investment income	(186,726)
Accumulated net realized loss on investment transactions	(36,945,371)
Net unrealized appreciation on investments	42,909,508

$174,025,192

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,320,882	3,984,612	$11.12	*

B	$1,068,555	97,280	$10.98

C	$5,396,138	491,947	$10.97

Advisor	$3,832,179	342,676	$11.18

R	$28,240,509	2,541,369	$11.11

K	$73,628,383	6,612,707	$11.13

I	$17,538,546	1,575,730	$11.13

*	The maximum offering price per share for Class A shares was $11.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $101,584,004)	$135,264,702
Receivable for capital stock sold	290,388
Receivable for investments sold	20,999

Total assets	135,576,089

Liabilities
Payable for capital stock redeemed	422,609
Distribution fee payable	32,393
Advisory fee payable	27,306
Administrative fee payable	10,591
Transfer Agent fee payable	5,853
Accrued expenses	93,989

Total liabilities	592,741

Net Assets	$134,983,348

Composition of Net Assets
Capital stock, at par	$12,042
Additional paid-in capital	126,878,084
Undistributed net investment income	344,769
Accumulated net realized loss on investment transactions	(25,932,245)
Net unrealized appreciation on investments	33,680,698

$134,983,348

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,512,937	2,626,699	$11.24	*

B	$800,442	72,045	$11.11

C	$3,562,355	321,225	$11.09

Advisor	$4,214,325	373,685	$11.28

R	$17,473,675	1,565,741	$11.16

K	$61,121,173	5,451,495	$11.21

I	$18,298,441	1,630,623	$11.22

*	The maximum offering price per share for Class A shares was $11.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Assets & Liabilities

2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $88,229,710)	$120,797,852
Receivable for capital stock sold	253,925

Total assets	121,051,777

Liabilities
Payable for capital stock redeemed	525,174
Distribution fee payable	29,504
Advisory fee payable	23,131
Payable for investments purchased	22,385
Administrative fee payable	10,591
Transfer Agent fee payable	5,137
Accrued expenses	94,153

Total liabilities	710,075

Net Assets	$120,341,702

Composition of Net Assets
Capital stock, at par	$10,430
Additional paid-in capital	105,355,527
Undistributed net investment income	161,271
Accumulated net realized loss on investment transactions	(17,753,668)
Net unrealized appreciation on investments	32,568,142

$120,341,702

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,368,610	2,536,499	$11.58	*

B	$919,051	80,356	$11.44

C	$3,116,627	272,174	$11.45

Advisor	$5,162,984	443,583	$11.64

R	$19,264,385	1,675,524	$11.50

K	$44,860,550	3,892,613	$11.52

I	$17,649,495	1,529,160	$11.54

*	The maximum offering price per share for Class A shares was $12.09 which reflects a sales charge of 4.25%.

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $63,866,187)	$86,594,384
Receivable for capital stock sold	286,810

Total assets	86,881,194

Liabilities
Payable for capital stock redeemed	208,088
Payable for investments purchased	58,200
Audit fee payable	28,667
Distribution fee payable	19,820
Administrative fee payable	10,591
Advisory fee payable	9,030
Transfer Agent fee payable	3,827
Accrued expenses	59,219

Total liabilities	397,442

Net Assets	$86,483,752

Composition of Net Assets
Capital stock, at par	$7,642
Additional paid-in capital	73,261,006
Distributions in excess of net investment income	(245,914)
Accumulated net realized loss on investment transactions	(9,267,179)
Net unrealized appreciation on investments	22,728,197

$86,483,752

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$20,589,529	1,809,012	$11.38	*

B	$317,405	28,286	$11.22

C	$2,331,236	208,321	$11.19

Advisor	$8,979,138	785,500	$11.43

R	$13,829,947	1,228,368	$11.26

K	$28,473,762	2,522,878	$11.29

I	$11,962,735	1,059,616	$11.29

*	The maximum offering price per share for Class A shares was $11.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Statement of Assets & Liabilities

2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $19,828,556)	$25,380,021
Receivable for capital stock sold	148,498

Total assets	25,528,519

Liabilities
Payable for capital stock redeemed	271,205
Audit fee payable	28,667
Payable for investments purchased	12,576
Distribution fee payable	4,639
Advisory fee payable	1,880
Transfer Agent fee payable	1,742
Accrued expenses	40,944

Total liabilities	361,653

Net Assets	$25,166,866

Composition of Net Assets
Capital stock, at par	$2,877
Additional paid-in capital	20,275,286
Accumulated net realized loss on investment transactions	(662,762)
Net unrealized appreciation on investments	5,551,465

$25,166,866

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,772,408	427,222	$8.83	*

B	$36,923	4,234	$8.72

C	$505,896	58,102	$8.71

Advisor	$114,079	12,689	$8.99

R	$2,809,851	322,222	$8.72

K	$8,992,073	1,030,122	$8.73

I	$8,935,636	1,022,145	$8.74

*	The maximum offering price per share for Class A shares was $9.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $7,977,863)	$9,492,145
Receivable for capital stock sold	69,202
Receivable due from Adviser	8,451

Total assets	9,569,798

Liabilities
Audit fee payable	28,667
Legal fee payable	15,497
Registration fee payable	14,350
Payable for investments purchased	13,389
Custody fee payable	5,594
Distribution fee payable	1,849
Transfer Agent fee payable	1,715
Payable for capital stock redeemed	1,438
Accrued expenses	4,061

Total liabilities	86,560

Net Assets	$9,483,238

Composition of Net Assets
Capital stock, at par	$1,061
Additional paid-in capital	8,009,361
Undistributed net investment income	27,845
Accumulated net realized loss on investment transactions	(69,311)
Net unrealized appreciation on investments	1,514,282

$9,483,238

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,952,053	209,017	$9.34	*

B	$39,451	4,382	$9.00

C	$353,238	39,325	$8.98

Advisor	$17,190	1,821.88	$9.44

R	$860,528	97,320	$8.84

K	$3,162,525	358,357	$8.83

I	$3,098,253	350,320	$8.84

*	The maximum offering price per share for Class A shares was $9.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2013

	2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$426,090

Expenses
Advisory fee (see Note B)	$80,914
Distribution fee – Class A	5,864
Distribution fee – Class B	1,731
Distribution fee – Class C	4,373
Distribution fee – Class R	5,353
Distribution fee – Class K	20,199
Transfer agency – Class A	17,417
Transfer agency – Class B	1,668
Transfer agency – Class C	4,227
Transfer agency – Advisor Class	417
Transfer agency – Class R	2,553
Transfer agency – Class K	15,972
Transfer agency – Class I	3,524
Registration fees	86,325
Custodian	64,538
Administrative	53,800
Audit	28,654
Legal	27,971
Printing	6,602
Directors’ fees	4,303
Miscellaneous	6,960

Total expenses	443,365
Less: expenses waived and reimbursed by the Adviser (see Note B)	(329,344)

Net expenses		114,021

Net investment income		312,069

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		489,317
Net realized gain distributions from affiliated Underlying Portfolios		144,371
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(288,469)

Net gain on investment transactions		345,219

Net Increase in Net Assets from Operations		$657,288

See notes to financial statements.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$551,029

Expenses
Advisory fee (see Note B)	$107,219
Distribution fee – Class A	16,474
Distribution fee – Class B	2,867
Distribution fee – Class C	2,650
Distribution fee – Class R	11,561
Distribution fee – Class K	22,686
Transfer agency – Class A	21,992
Transfer agency – Class B	1,178
Transfer agency – Class C	1,162
Transfer agency – Advisor Class	1,387
Transfer agency – Class R	6,012
Transfer agency – Class K	16,829
Transfer agency – Class I	2,012
Registration fees	86,464
Custodian	64,538
Administrative	53,800
Audit	28,668
Legal	28,027
Printing	6,414
Directors’ fees	4,494
Miscellaneous	6,439

Total expenses	492,873
Less: expenses waived and reimbursed by the Adviser (see Note B)	(323,568)

Net expenses		169,305

Net investment income		381,724

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		820,432
Net realized gain distributions from affiliated Underlying Portfolios		191,267
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(320,368)

Net gain on investment transactions		691,331

Net Increase in Net Assets from Operations		$1,073,055

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,122,988

Expenses
Advisory fee (see Note B)	$379,660
Distribution fee – Class A	50,974
Distribution fee – Class B	3,736
Distribution fee – Class C	19,568
Distribution fee – Class R	39,450
Distribution fee – Class K	77,174
Transfer agency – Class A	46,524
Transfer agency – Class B	1,221
Transfer agency – Class C	5,924
Transfer agency – Advisor Class	21,557
Transfer agency – Class R	19,924
Transfer agency – Class K	61,739
Transfer agency – Class I	4,429
Registration fees	76,335
Custodian	64,538
Administrative	53,017
Audit	31,411
Legal	27,279
Printing	11,900
Directors’ fees	4,494
Miscellaneous	7,989

Total expenses	1,008,843
Less: expenses waived and reimbursed by the Adviser (see Note B)	(403,766)

Net expenses		605,077

Net investment income		1,517,911

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		5,461,991
Net realized gain distributions from affiliated Underlying Portfolios		819,996
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(2,545,113)

Net gain on investment transactions		3,736,874

Net Increase in Net Assets from Operations		$5,254,785

See notes to financial statements.

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,827,550

Expenses
Advisory fee (see Note B)	$962,072
Distribution fee – Class A	129,234
Distribution fee – Class B	13,883
Distribution fee – Class C	53,225
Distribution fee – Class R	113,915
Distribution fee – Class K	181,535
Transfer agency – Class A	83,524
Transfer agency – Class B	3,017
Transfer agency – Class C	11,248
Transfer agency – Advisor Class	7,227
Transfer agency – Class R	55,370
Transfer agency – Class K	145,228
Transfer agency – Class I	3,425
Registration fees	81,320
Custodian	64,538
Administrative	43,272
Audit	31,411
Legal	27,780
Printing	12,296
Directors’ fees	4,495
Miscellaneous	10,066

Total expenses	2,038,081
Less: expenses waived and reimbursed by the Adviser (see Note B)	(520,079)

Net expenses		1,518,002

Net investment income		3,309,548

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		12,257,652
Net realized gain distributions from affiliated Underlying Portfolios		2,110,666
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(2,928,470)

Net gain on investment transactions		11,439,848

Net Increase in Net Assets from Operations		$14,749,396

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$6,760,910

Expenses
Advisory fee (see Note B)	$1,455,517
Distribution fee – Class A	169,385
Distribution fee – Class B	16,870
Distribution fee – Class C	57,575
Distribution fee – Class R	170,921
Distribution fee – Class K	272,583
Transfer agency – Class A	120,652
Transfer agency – Class B	4,095
Transfer agency – Class C	13,822
Transfer agency – Advisor Class	11,382
Transfer agency – Class R	85,270
Transfer agency – Class K	218,066
Transfer agency – Class I	30,045
Registration fees	83,116
Custodian	64,537
Administrative	54,197
Audit	31,411
Legal	27,780
Printing	26,383
Directors’ fees	4,495
Miscellaneous	14,365

Total expenses	2,932,467
Less: expenses waived and reimbursed by the Adviser (see Note B)	(595,547)

Net expenses		2,336,920

Net investment income		4,423,990

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		12,474,563
Net realized gain distributions from affiliated Underlying Portfolios		3,546,751
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		4,884,997

Net gain on investment transactions		20,906,311

Net Increase in Net Assets from Operations		$25,330,301

See notes to financial statements.

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$5,395,922

Expenses
Advisory fee (see Note B)	$1,302,835
Distribution fee – Class A	158,360
Distribution fee – Class B	11,538
Distribution fee – Class C	45,568
Distribution fee – Class R	155,403
Distribution fee – Class K	266,790
Transfer agency – Class A	112,461
Transfer agency – Class B	2,915
Transfer agency – Class C	10,886
Transfer agency – Advisor Class	7,520
Transfer agency – Class R	76,492
Transfer agency – Class K	210,123
Transfer agency – Class I	21,028
Registration fees	82,956
Custodian	64,537
Administrative	47,439
Audit	31,411
Legal	27,967
Printing	25,908
Directors’ fees	4,305
Miscellaneous	13,946

Total expenses	2,680,388

Less: expenses waived and reimbursed by the Adviser (see Note B)	(522,755)

Net expenses		2,157,633

Net investment income		3,238,289

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		10,188,455
Net realized gain distributions from affiliated Underlying Portfolios		3,344,906
Net change in unrealized appreciation/ depreciation of investments in affiliated Underlying Portfolios		9,414,292

Net gain on investment transactions		22,947,653

Net Increase in Net Assets from Operations		$26,185,942

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,370,695

Expenses
Advisory fee (see Note B)	$1,256,270
Distribution fee – Class A	154,781
Distribution fee – Class B	10,014
Distribution fee – Class C	51,887
Distribution fee – Class R	163,726
Distribution fee – Class K	204,310
Transfer agency – Class A	93,372
Transfer agency – Class B	2,145
Transfer agency – Class C	10,136
Transfer agency – Advisor Class	6,326
Transfer agency – Class R	80,617
Transfer agency – Class K	159,636
Transfer agency – Class I	21,045
Registration fees	89,528
Custodian	64,538
Administrative	53,224
Audit	31,411
Legal	28,531
Printing	26,344
Directors’ fees	5,215
Miscellaneous	12,010

Total expenses	2,525,066

Less: expenses waived and reimbursed by the Adviser (see Note B)	(548,788)

Net expenses		1,976,278

Net investment income		2,394,417

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		9,480,795
Net realized gain distributions from affiliated Underlying Portfolios		3,283,558
Net change in unrealized appreciation/ depreciation of investments in affiliated Underlying Portfolios		11,207,188

Net gain on investment transactions		23,971,541

Net Increase in Net Assets from Operations		$26,365,958

See notes to financial statements.

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,811,814

Expenses
Advisory fee (see Note B)	$933,296
Distribution fee – Class A	97,864
Distribution fee – Class B	7,773
Distribution fee – Class C	34,566
Distribution fee – Class R	97,082
Distribution fee – Class K	164,721
Transfer agency – Class A	55,983
Transfer agency – Class B	1,533
Transfer agency – Class C	6,303
Transfer agency – Advisor Class	6,906
Transfer agency – Class R	48,326
Transfer agency – Class K	128,123
Transfer agency – Class I	20,808
Registration fees	90,926
Custodian	64,537
Administrative	52,995
Printing	34,240
Audit	31,411
Legal	27,775
Directors’ fees	4,505
Miscellaneous	10,422

Total expenses	1,920,095

Less: expenses waived and reimbursed by the Adviser (see Note B)	(484,284)

Net expenses		1,435,811

Net investment income		1,376,003

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		5,365,255
Net realized gain distributions from affiliated Underlying Portfolios		2,699,207
Net change in unrealized appreciation/ depreciation of investments in affiliated Underlying Portfolios		11,709,308

Net gain on investment transactions		19,773,770

Net Increase in Net Assets from Operations		$21,149,773

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,166,948

Expenses
Advisory fee (see Note B)	$816,412
Distribution fee – Class A	96,349
Distribution fee – Class B	8,884
Distribution fee – Class C	29,414
Distribution fee – Class R	109,440
Distribution fee – Class K	114,801
Transfer agency – Class A	69,156
Transfer agency – Class B	2,149
Transfer agency – Class C	6,864
Transfer agency – Advisor Class	10,341
Transfer agency – Class R	54,177
Transfer agency – Class K	88,934
Transfer agency – Class I	20,439
Registration fees	87,633
Custodian	64,538
Administrative	53,295
Audit	31,411
Legal	27,883
Printing	22,255
Directors’ fees	4,941
Miscellaneous	10,560

Total expenses	1,729,876

Less: expenses waived and reimbursed by the Adviser (see Note B)	(466,656)

Net expenses		1,263,220

Net investment income		903,728

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		4,935,556
Net realized gain distributions from affiliated Underlying Portfolios		2,539,851
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		10,939,846

Net gain on investment transactions		18,415,253

Net Increase in Net Assets from Operations		$19,318,981

See notes to financial statements.

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$1,575,702

Expenses
Advisory fee (see Note B)	$581,248
Distribution fee – Class A	68,945
Distribution fee – Class B	3,216
Distribution fee – Class C	20,631
Distribution fee – Class R	75,710
Distribution fee – Class K	75,496
Transfer agency – Class A	55,119
Transfer agency – Class B	1,027
Transfer agency – Class C	5,387
Transfer agency – Advisor Class	19,184
Transfer agency – Class R	37,325
Transfer agency – Class K	58,300
Transfer agency – Class I	12,767
Registration fees	88,154
Custodian	64,538
Administrative	53,274
Audit	31,423
Legal	28,002
Printing	22,090
Directors’ fees	4,923
Miscellaneous	8,945

Total expenses	1,315,704
Less: expenses waived and reimbursed by the Adviser (see Note B)	(427,861)

Net expenses		887,843

Net investment income		687,859

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		3,492,489
Net realized gain distributions from affiliated Underlying Portfolios		1,937,326
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		7,950,208

Net gain on investment transactions		13,380,023

Net Increase in Net Assets from Operations		$14,067,882

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$414,077

Expenses
Advisory fee (see Note B)	$157,553
Distribution fee – Class A	12,292
Distribution fee – Class B	347
Distribution fee – Class C	4,661
Distribution fee – Class R	17,343
Distribution fee – Class K	20,501
Transfer agency – Class A	16,328
Transfer agency – Class B	282
Transfer agency – Class C	2,055
Transfer agency – Advisor Class	404
Transfer agency – Class R	9,018
Transfer agency – Class K	16,173
Transfer agency – Class I	8,999
Registration fees	83,870
Custodian	64,538
Administrative	52,300
Audit	28,713
Legal	27,843
Printing	10,382
Directors’ fees	4,923
Miscellaneous	6,921

Total expenses	545,446
Less: expenses waived and reimbursed by the Adviser (see Note B)	(315,781)

Net expenses		229,665

Net investment income		184,412

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		476,430
Net realized gain distributions from affiliated Underlying Portfolios		518,392
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		2,599,468

Net gain on investment transactions		3,594,290

Net Increase in Net Assets from Operations		$3,778,702

See notes to financial statements.

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$131,860

Expenses
Advisory fee (see Note B)	$52,498
Distribution fee – Class A	4,352
Distribution fee – Class B	355
Distribution fee – Class C	2,638
Distribution fee – Class R	4,023
Distribution fee – Class K	7,428
Transfer agency – Class A	19,043
Transfer agency – Class B	608
Transfer agency – Class C	3,633
Transfer agency – Advisor Class	553
Transfer agency – Class R	1,950
Transfer agency – Class K	5,570
Transfer agency – Class I	3,008
Registration fees	83,701
Custodian	63,866
Administrative	52,300
Audit	28,472
Legal	27,755
Printing	6,716
Directors’ fees	4,923
Miscellaneous	6,187

Total expenses	379,579
Less: expenses waived and reimbursed by the Adviser (see Note B)	(302,631)

Net expenses		76,948

Net investment income		54,912

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		95,403
Net realized gain distributions from affiliated Underlying Portfolios		163,514
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		916,571

Net gain on investment transactions		1,175,488

Net Increase in Net Assets from Operations		$1,230,400

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$312,069	$675,097
Net realized gain on sale of affiliated Underlying Portfolio shares	489,317	1,848,902
Net realized gain distributions from affiliated Underlying Portfolios	144,371	383,339
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(288,469)	(1,779,917)

Net increase in net assets from operations	657,288	1,127,421
Dividends to Shareholders from
Net investment income
Class A	(38,872)	(143,095)
Class B	(3,167)	(1,478)
Class C	(8,089)	(6,455)
Advisor Class	(4,560)	(6,390)
Class R	(25,737)	(28,083)
Class K	(231,990)	(495,446)
Class I	(87,518)	(47,866)
Capital Stock Transactions
Net decrease	(11,769,997)	(7,904,573)

Total decrease	(11,512,642)	(7,505,965)
Net Assets
Beginning of period	22,695,411	30,201,376

End of period (including undistributed net investment income of $48,066 and $135,930, respectively)	$11,182,769	$22,695,411

See notes to financial statements.

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$381,724	$684,778
Net realized gain on sale of affiliated Underlying Portfolio shares	820,432	1,491,716
Net realized gain distributions from affiliated Underlying Portfolios	191,267	443,067
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(320,368)	(1,397,038)

Net increase in net assets from operations	1,073,055	1,222,523
Dividends to Shareholders from
Net investment income
Class A	(114,250)	(346,240)
Class B	(5,559)	(5,210)
Class C	(4,803)	(7,016)
Advisor Class	(13,732)	(18,943)
Class R	(51,667)	(62,999)
Class K	(218,343)	(296,092)
Class I	(43,175)	(27,140)
Capital Stock Transactions
Net decrease	(5,979,703)	(8,728,139)

Total decrease	(5,358,177)	(8,269,256)
Net Assets
Beginning of period	22,710,234	30,979,490

End of period (including undistributed net investment income of $0 and $28,417, respectively)	$17,352,057	$22,710,234

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,517,911	$2,927,795
Net realized gain on sale of affiliated Underlying Portfolio shares	5,461,991	4,873,005
Net realized gain distributions from affiliated Underlying Portfolios	819,996	1,965,791
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(2,545,113)	(4,530,259)

Net increase in net assets from operations	5,254,785	5,236,332
Dividends to Shareholders from
Net investment income
Class A	(424,732)	(1,000,258)
Class B	(5,945)	(9,392)
Class C	(31,465)	(55,821)
Advisor Class	(175,736)	(327,256)
Class R	(173,402)	(273,546)
Class K	(774,474)	(1,573,287)
Class I	(117,039)	(160,556)
Capital Stock Transactions
Net decrease	(29,172,572)	(53,099,093)

Total decrease	(25,620,580)	(51,262,877)
Net Assets
Beginning of period	83,168,599	134,431,476

End of period (including undistributed net investment income of $87,339 and $272,221, respectively)	$57,548,019	$83,168,599

See notes to financial statements.

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,309,548	$5,569,758
Net realized gain on sale of affiliated Underlying Portfolio shares	12,257,652	1,853,279
Net realized gain distributions from affiliated Underlying Portfolios	2,110,666	4,394,951
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(2,928,470)	367,637

Net increase in net assets from operations	14,749,396	12,185,625
Dividends to Shareholders from
Net investment income
Class A	(1,036,003)	(1,691,828)
Class B	(22,559)	(36,538)
Class C	(94,018)	(109,470)
Advisor Class	(90,794)	(129,880)
Class R	(483,319)	(596,848)
Class K	(1,707,233)	(2,621,021)
Class I	(280,183)	(1,199,435)
Capital Stock Transactions
Net decrease	(79,300,779)	(88,891,920)

Total decrease	(68,265,492)	(83,091,315)
Net Assets
Beginning of period	197,728,518	280,819,833

End of period (including undistributed net investment income of $107,658 and $512,219, respectively)	$129,463,026	$197,728,518

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,423,990	$6,187,245
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	12,474,563	(4,080,724)
Net realized gain distributions from affiliated Underlying Portfolios	3,546,751	6,194,748
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	4,884,997	7,793,149

Net increase in net assets from operations	25,330,301	16,094,418
Dividends to Shareholders from
Net investment income
Class A	(1,160,992)	(1,820,950)
Class B	(22,701)	(26,566)
Class C	(72,305)	(83,346)
Advisor Class	(116,706)	(156,610)
Class R	(606,622)	(745,446)
Class K	(2,155,052)	(3,900,377)
Class I	(720,211)	(626,608)
Capital Stock Transactions
Net decrease	(90,847,603)	(88,951,495)

Total decrease	(70,371,891)	(80,216,980)
Net Assets
Beginning of period	280,452,654	360,669,634

End of period (including undistributed net investment income of $157,696 and $588,295, respectively)	$210,080,763	$280,452,654

See notes to financial statements.

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,238,289	$4,143,577
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	10,188,455	(5,674,237)
Net realized gain distributions from affiliated Underlying Portfolios	3,344,906	5,241,868
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	9,414,292	9,870,975

Net increase in net assets from operations	26,185,942	13,582,183
Dividends to Shareholders from
Net investment income
Class A	(904,070)	(1,519,249)
Class B	(13,063)	(14,375)
Class C	(51,427)	(47,439)
Advisor Class	(64,900)	(94,625)
Class R	(468,130)	(580,730)
Class K	(1,788,411)	(2,616,919)
Class I	(347,042)	(321,127)
Capital Stock Transactions
Net decrease	(75,039,154)	(63,745,621)

Total decrease	(52,490,255)	(55,357,902)
Net Assets
Beginning of period	242,780,241	298,138,143

End of period (including distributions in excess of net investment income of ($33,574) and undistributed net investment income of $365,180, respectively)	$190,289,986	$242,780,241

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,394,417	$3,174,672
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	9,480,795	(4,175,817)
Net realized gain distributions from affiliated Underlying Portfolios	3,283,558	4,891,276
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	11,207,188	9,099,605

Net increase in net assets from operations	26,365,958	12,989,736
Dividends to Shareholders from
Net investment income
Class A	(727,764)	(1,145,074)
Class B	(6,894)	(9,218)
Class C	(42,985)	(39,986)
Advisor Class	(55,352)	(83,483)
Class R	(401,336)	(510,162)
Class K	(1,183,608)	(1,988,137)
Class I	(321,904)	(287,237)
Capital Stock Transactions
Net decrease	(60,334,595)	(57,074,208)

Total decrease	(36,708,480)	(48,147,769)
Net Assets
Beginning of period	210,733,672	258,881,441

End of period (including distributions in excess of net investment income of ($186,726) and undistributed net investment income of $98,497, respectively)	$174,025,192	$210,733,672

See notes to financial statements.

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,376,003	$1,812,325
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	5,365,255	(4,059,117)
Net realized gain distributions from affiliated Underlying Portfolios	2,699,207	3,669,714
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	11,709,308	7,842,595

Net increase in net assets from operations	21,149,773	9,265,517
Dividends to Shareholders from
Net investment income
Class A	(320,464)	(630,073)
Class B	(2,476)	(5,806)
Class C	(19,260)	(17,317)
Advisor Class	(54,701)	(70,786)
Class R	(186,542)	(222,596)
Class K	(758,170)	(1,181,350)
Class I	(265,596)	(202,487)
Capital Stock Transactions
Net decrease	(36,923,450)	(35,794,944)

Total decrease	(17,380,886)	(28,859,842)
Net Assets
Beginning of period	152,364,234	181,224,076

End of period (including undistributed net investment income of $344,769 and $575,975, respectively)	$134,983,348	$152,364,234

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$903,728	$1,413,246
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	4,935,556	(1,482,885)
Net realized gain distributions from affiliated Underlying Portfolios	2,539,851	3,275,826
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	10,939,846	5,252,639

Net increase in net assets from operations	19,318,981	8,458,826
Dividends to Shareholders from
Net investment income
Class A	(251,180)	(524,120)
Class B	(1,238)	(5,106)
Class C	(7,022)	(12,026)
Advisor Class	(52,113)	(78,203)
Class R	(163,353)	(221,398)
Class K	(444,632)	(894,407)
Class I	(238,070)	(172,627)
Capital Stock Transactions
Net decrease	(25,560,653)	(31,013,906)

Total decrease	(7,399,280)	(24,462,967)
Net Assets
Beginning of period	127,740,982	152,203,949

End of period (including undistributed net investment income of $161,271 and $415,151, respectively)	$120,341,702	$127,740,982

See notes to financial statements.

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$687,859	$1,010,465
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	3,492,489	(1,926,066)
Net realized gain distributions from affiliated Underlying Portfolios	1,937,326	2,239,690
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	7,950,208	4,545,448

Net increase in net assets from operations	14,067,882	5,869,537
Dividends to Shareholders from
Net investment income
Class A	(200,188)	(411,744)
Class B	(677)	(1,968)
Class C	(6,958)	(11,675)
Advisor Class	(94,551)	(105,245)
Class R	(131,952)	(171,775)
Class K	(313,843)	(610,886)
Class I	(155,054)	(70,960)
Capital Stock Transactions
Net decrease	(18,014,409)	(20,727,931)

Total decrease	(4,849,750)	(16,242,647)
Net Assets
Beginning of period	91,333,502	107,576,149

End of period (including distributions in excess of net investment income of ($245,914) and ($67,795), respectively)	$86,483,752	$91,333,502

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Statement of Changes in Net Assets

2050 Retirement Strategy
Year Ended August 31, 2013	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$184,412	$228,423
Net realized gain on sale of affiliated Underlying Portfolio shares	476,430	475,792
Net realized gain distributions from affiliated Underlying Portfolios	518,392	499,419
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	2,599,468	306,197

Net increase in net assets from operations	3,778,702	1,509,831
Dividends and Distributions to Shareholders from
Net investment income
Class A	(26,053)	(35,789)
Class B	– 0	–	(51)
Class C	(2,625)	– 0	–
Advisor Class	– 0	–	(5,244)
Class R	(33,322)	(20,755)
Class K	(92,608)	(142,619)
Class I	(116,866)	(17,094)
Net realized gain on investment transactions
Class A	(239,209)	(105,898)
Class B	(2,007)	(842)
Class C	(29,455)	(6,317)
Advisor Class	(5,580)	(12,312)
Class R	(224,367)	(86,214)
Class K	(487,160)	(362,419)
Class I	(453,980)	(34,507)
Capital Stock Transactions
Net increase	636,992	174,381

Total increase	2,702,462	854,151
Net Assets
Beginning of period	22,464,404	21,610,253

End of period (including undistributed net investment income of $0 and $6,871, respectively)	$25,166,866	$22,464,404

See notes to financial statements.

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Year Ended August 31, 2013		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$54,912		$51,520
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	95,403		(98,043)
Net realized gain distributions from affiliated Underlying Portfolios	163,514		115,956
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	916,571		338,970

Net increase in net assets from operations	1,230,400		408,403
Dividends and Distributions to Shareholders from
Net investment income
Class C	– 0	–	(111)
Class R	– 0	–	(2,465)
Class K	(38,553)		(15,992)
Class I	(37,476)		(1,194)
Net realized gain on investment transactions
Class A	(33,150)		(18,929)
Class B	(862)		(570)
Class C	(5,596)		(2,526)
Advisor Class	(1,127)		(1,756)
Class R	(18,818)		(17,043)
Class K	(75,703)		(66,913)
Class I	(60,410)		(3,581)
Capital Stock Transactions
Net increase	2,060,838		1,228,351

Total increase	3,019,543		1,505,674
Net Assets
Beginning of period	6,463,695		4,958,021

End of period (including undistributed net investment income of $27,845 and $50,014, respectively)	$9,483,238		$6,463,695

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2013

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the twelve strategies. Each Strategy is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2013:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
2000 Retirement Strategy
Investment Companies	$11,261,526	$	– 0	–	$	– 0	–	$11,261,526

2005 Retirement Strategy
Investment Companies	17,419,451		– 0	–		– 0	–	17,419,451

2010 Retirement Strategy
Investment Companies	57,736,325		– 0	–		– 0	–	57,736,325

2015 Retirement Strategy
Investment Companies	130,446,840		– 0	–		– 0	–	130,446,840

2020 Retirement Strategy
Investment Companies	210,321,272		– 0	–		– 0	–	210,321,272

2025 Retirement Strategy
Investment Companies	190,835,189		– 0	–		– 0	–	190,835,189

2030 Retirement Strategy
Investment Companies	174,699,697		– 0	–		– 0	–	174,699,697

2035 Retirement Strategy
Investment Companies	135,264,702		– 0	–		– 0	–	135,264,702

2040 Retirement Strategy
Investment Companies	120,797,852		– 0	–		– 0	–	120,797,852

2045 Retirement Strategy
Investment Companies	86,594,384		– 0	–		– 0	–	86,594,384

2050 Retirement Strategy
Investment Companies	25,380,021		– 0	–		– 0	–	25,380,021

2055 Retirement Strategy
Investment Companies	9,492,145		– 0	–		– 0	–	9,492,145

*	There were no transfers between Level 1 and Level 2 during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies.

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Company are charged proportionately to each strategy based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser an advisory fee at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005 and 2010	0.55%	0.45%	0.40%
2015, 2020 and 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2013, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$275,544	2030	$548,788
2005	269,768	2035	484,284
2010	403,766	2040	466,656
2015	520,079	2045	427,861
2020	595,547	2050	263,481
2025	522,755	2055	250,331

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2013, such fees amounted to:

Strategy	Administrative Fees
2000	$53,800
2005	53,800
2010	53,017
2015	43,272
2020	54,197
2025	47,439
2030	53,224
2035	52,995
2040	53,295
2045	53,274
2050	52,300
2055	52,300

For the year ended August 31, 2013 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$53,800
2005	53,800
2050	52,300
2055	52,300

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2013, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$17,911	2030	$80,989
2005	17,895	2035	61,478
2010	28,979	2040	53,838
2015	64,923	2045	38,751
2020	97,773	2050	17,830
2025	91,200	2055	17,803

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B			Class C
2000	$12	$1,715	$	– 0	–	$	– 0	–
2005	58	473		1,000			1
2010	83	3,482		– 0	–		204
2015	452	12,320		65			122
2020	1,085	11,892		418			1,481
2025	1,256	12,183		276			949
2030	1,296	9,511		206			470
2035	951	7,507		168			169
2040	327	6,898		664			47
2045	680	8,673		31			115
2050	91	4,453		– 0	–		171
2055	86	295		– 0	–		– 0	–

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$59,922	$120,360	$357,026	$1,409,162
2005	72,250	132,097	371,209	734,697
2010	52,866	135,790	568,905	1,095,942
2015	83,174	135,190	742,173	1,320,772

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Strategy	Class B	Class C	Class R	Class K
2020	$83,907	$156,015	$866,684	$1,762,825
2025	59,235	125,750	789,369	1,684,384
2030	76,940	160,200	837,594	1,519,028
2035	76,150	126,756	628,482	1,388,746
2040	114,380	106,533	695,033	1,155,532
2045	75,732	107,908	619,555	994,892
2050	6,941	30,836	543,710	539,750
2055	23,083	74,853	237,776	714,080

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2013 were as follows:

Strategy	Purchases	Sales
2000	$2,561,000	$14,487,352
2005	3,154,844	9,023,347
2010	8,839,801	37,815,859
2015	13,898,695	91,170,633
2020	21,767,563	110,747,097
2025	26,008,226	98,121,931
2030	21,881,596	80,127,757
2035	18,288,816	53,009,393
2040	16,256,910	39,783,776
2045	14,494,427	32,406,266
2050	7,507,362	7,685,735
2055	3,885,272	1,876,073

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Strategy	Cost	Appreciation	(Depreciation)
2000	$10,782,346	$947,236	$(468,056)	$479,180
2005	16,286,640	2,701,913	(1,569,102)	1,132,811
2010	51,515,693	10,623,507	(4,402,875)	6,220,632
2015	112,955,834	28,202,716	(10,711,710)	17,491,006
2020	172,246,220	44,989,162	(6,914,110)	38,075,052
2025	164,047,951	43,615,441	(16,828,203)	26,787,238
2030	140,024,776	42,909,508	(8,234,587)	34,674,921
2035	108,660,614	33,680,698	(7,076,610)	26,604,088
2040	94,200,834	32,568,142	(5,971,124)	26,597,018
2045	68,227,298	22,728,197	(4,361,111)	18,367,086
2050	21,141,683	5,590,315	(1,351,977)	4,238,338
2055	8,278,549	1,535,547	(321,951)	1,213,596

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Notes to Financial Statements

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	42,680	100,208	$467,263	$1,059,861

Shares issued in reinvestment of dividends	3,613	14,015	38,770	143,094

Shares converted from Class B	572	997	6,238	10,540

Shares redeemed	(202,212)	(408,035)	(2,199,795)	(4,326,476)

Net decrease	(155,347)	(292,815)	$(1,687,524)	$(3,112,981)

Class B
Shares sold	69	5,781	$751	$61,866

Shares issued in reinvestment of dividends	213	94	2,263	979

Shares converted to Class A	(577)	(1,004)	(6,238)	(10,540)

Shares redeemed	(1,564)	(2,066)	(16,730)	(21,972)

Net increase (decrease)	(1,859)	2,805	$(19,954)	$30,333

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class C
Shares sold	4,908	5,873	$53,135	$61,962

Shares issued in reinvestment of dividends	762	618	8,089	6,285

Shares redeemed	(8,905)	(13,212)	(95,914)	(137,474)

Net decrease	(3,235)	(6,721)	$(34,690)	$(69,227)

Advisor Class
Shares sold	11,349	7,360	$122,881	$78,264

Shares issued in reinvestment of dividends	425	624	4,560	6,390

Shares redeemed	(16,563)	(22,268)	(181,248)	(232,767)

Net decrease	(4,789)	(14,284)	$(53,807)	$(148,113)

Class R
Shares sold	18,035	28,097	$194,044	$292,942

Shares issued in reinvestment of dividends	2,444	2,781	25,737	28,083

Shares redeemed	(25,659)	(70,108)	(275,842)	(733,130)

Net decrease	(5,180)	(39,230)	$(56,061)	$(412,105)

Class K
Shares sold	88,677	962,993	$942,242	$9,911,581

Shares issued in reinvestment of dividends	22,307	49,694	231,989	495,446

Shares redeemed	(959,539)	(1,591,144)	(10,198,763)	(16,344,419)

Net decrease	(848,555)	(578,457)	$(9,024,532)	$(5,937,392)

Class I
Shares sold	125,938	253,078	$1,336,195	$2,558,914

Shares issued in reinvestment of dividends	8,439	4,801	87,518	47,866

Shares redeemed	(217,491)	(82,520)	(2,317,142)	(861,868)

Net increase (decrease)	(83,114)	175,359	$(893,429)	$1,744,912

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Notes to Financial Statements

	2005 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	73,287	179,301	$772,524	$1,796,272

Shares issued in reinvestment of dividends	10,980	35,515	112,866	343,789

Shares redeemed	(370,036)	(999,224)	(3,853,820)	(10,050,903)

Net decrease	(285,769)	(784,408)	$(2,968,430)	$(7,910,842)

Class B
Shares sold	381	3,589	$4,004	$37,141

Shares issued in reinvestment of dividends	365	439	3,747	4,256

Shares redeemed	(6,045)	(5,368)	(63,727)	(54,688)

Net decrease	(5,299)	(1,340)	$(55,976)	$(13,291)

Class C
Shares sold	5,503	5,369	$57,843	$53,449

Shares issued in reinvestment of dividends	470	727	4,803	7,016

Shares redeemed	(3,356)	(15,028)	(35,273)	(150,508)

Net increase (decrease)	2,617	(8,932)	$27,373	$(90,043)

Advisor Class
Shares sold	2,091	26,483	$21,978	$259,766

Shares issued in reinvestment of dividends	1,339	1,461	13,732	14,187

Shares redeemed	(32,500)	(68,977)	(344,677)	(693,408)

Net decrease	(29,070)	(41,033)	$(308,967)	$(419,455)

Class R
Shares sold	11,202	33,894	$117,334	$336,705

Shares issued in reinvestment of dividends	5,055	6,528	51,666	62,999

Shares redeemed	(79,170)	(91,728)	(831,774)	(927,228)

Net decrease	(62,913)	(51,306)	$(662,774)	$(527,524)

Class K
Shares sold	194,405	410,556	$2,032,142	$4,101,224

Shares issued in reinvestment of dividends	21,365	30,620	218,343	296,093

Shares redeemed	(342,292)	(538,464)	(3,607,313)	(5,388,285)

Net decrease	(126,522)	(97,288)	$(1,356,828)	$(990,968)

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2005 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class I
Shares sold	46,071	158,160	$485,297	$1,563,870

Shares issued in reinvestment of dividends	4,228	2,810	43,175	27,140

Shares redeemed	(112,394)	(36,571)	(1,182,573)	(367,026)

Net increase (decrease)	(62,095)	124,399	$(654,101)	$1,223,984

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	299,793	439,669	$3,159,386	$4,364,998

Shares issued in reinvestment of dividends	41,414	105,128	423,253	998,713

Shares converted from Class B	6,040	2,440	62,764	24,332

Shares redeemed	(1,571,034)	(2,210,536)	(16,470,258)	(22,003,005)

Net decrease	(1,223,787)	(1,663,299)	$(12,824,855)	$(16,614,962)

Class B
Shares sold	710	493	$7,453	$4,975

Shares issued in reinvestment of dividends	539	924	5,495	8,754

Shares converted to Class A	(6,068)	(2,456)	(62,764)	(24,332)

Shares redeemed	(5,752)	(10,659)	(59,270)	(106,658)

Net decrease	(10,571)	(11,698)	$(109,086)	$(117,261)

Class C
Shares sold	17,052	97,420	$177,929	$953,943

Shares issued in reinvestment of dividends	3,079	5,881	31,251	55,455

Shares redeemed	(52,901)	(107,006)	(548,705)	(1,066,680)

Net decrease	(32,770)	(3,705)	$(339,525)	$(57,282)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Notes to Financial Statements

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Advisor Class
Shares sold	289,644	259,801	$3,067,106	$2,590,563

Shares issued in reinvestment of dividends	17,179	34,376	175,736	327,256

Shares redeemed	(71,159)	(1,110,368)	(756,663)	(10,856,792)

Net increase (decrease)	235,664	(816,191)	$2,486,179	$(7,938,973)

Class R
Shares sold	202,506	317,290	$2,164,128	$3,156,034

Shares issued in reinvestment of dividends	16,934	28,733	173,401	273,543

Shares redeemed	(488,582)	(691,231)	(5,113,649)	(6,921,970)

Net decrease	(269,142)	(345,208)	$(2,776,120)	$(3,492,393)

Class K
Shares sold	560,372	789,259	$5,953,987	$7,865,715

Shares issued in reinvestment of dividends	75,558	165,088	774,474	1,573,287

Shares redeemed	(1,908,746)	(3,360,479)	(20,303,838)	(33,523,245)

Net decrease	(1,272,816)	(2,406,132)	$(13,575,377)	$(24,084,243)

Class I
Shares sold	73,877	447,641	$782,124	$4,365,506

Shares issued in reinvestment of dividends	11,449	16,844	117,012	160,360

Shares redeemed	(276,580)	(528,336)	(2,932,924)	(5,319,845)

Net decrease	(191,254)	(63,851)	$(2,033,788)	$(793,979)

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	644,086	1,424,198	$6,853,624	$14,123,030

Shares issued in reinvestment of dividends	100,453	178,649	1,030,651	1,686,451

Shares converted from Class B	9,774	8,618	104,983	86,734

Shares redeemed	(3,556,003)	(3,331,670)	(37,455,268)	(33,089,434)

Net decrease	(2,801,690)	(1,720,205)	$(29,466,010)	$(17,193,219)

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class B
Shares sold	1,188	7,330	$12,468	$72,331

Shares issued in reinvestment of dividends	2,085	3,714	21,333	34,907

Shares converted to Class A	(9,827)	(8,687)	(104,983)	(86,734)

Shares redeemed	(36,777)	(57,008)	(387,028)	(568,215)

Net decrease	(43,331)	(54,651)	$(458,210)	$(547,711)

Class C
Shares sold	64,464	203,205	$676,833	$1,990,998

Shares issued in reinvestment of dividends	9,079	11,494	92,336	107,816

Shares redeemed	(90,679)	(138,353)	(954,359)	(1,353,306)

Net increase (decrease)	(17,136)	76,346	$(185,190)	$745,508

Advisor Class
Shares sold	70,916	155,448	$758,209	$1,555,789

Shares issued in reinvestment of dividends	8,807	13,686	90,794	129,880

Shares redeemed	(122,731)	(1,122,192)	(1,316,081)	(10,841,507)

Net decrease	(43,008)	(953,058)	$(467,078)	$(9,155,838)

Class R
Shares sold	371,782	824,588	$3,974,561	$8,177,487

Shares issued in reinvestment of dividends	46,925	63,087	483,319	596,799

Shares redeemed	(1,344,348)	(1,482,401)	(14,289,733)	(14,816,869)

Net decrease	(925,641)	(594,726)	$(9,831,853)	$(6,042,583)

Class K
Shares sold	962,202	1,979,542	$10,288,866	$19,676,279

Shares issued in reinvestment of dividends	165,430	276,187	1,707,233	2,621,021

Shares redeemed	(4,338,041)	(4,869,865)	(46,521,645)	(48,428,588)

Net decrease	(3,210,409)	(2,614,136)	$(34,525,546)	$(26,131,288)

Class I
Shares sold	215,424	1,051,943	$2,313,731	$10,288,268

Shares issued in reinvestment of dividends	24,581	123,831	252,699	1,172,679

Shares redeemed	(652,024)	(4,162,534)	(6,933,322)	(42,027,736)

Net decrease	(412,019)	(2,986,760)	$(4,366,892)	$(30,566,789)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	923,628	1,809,811	$9,714,314	$17,618,919

Shares issued in reinvestment of dividends	114,936	197,519	1,159,705	1,819,151

Shares converted from Class B	8,917	9,071	94,313	88,407

Shares redeemed	(4,150,184)	(3,926,037)	(43,170,624)	(38,209,917)

Net decrease	(3,102,703)	(1,909,636)	$(32,202,292)	$(18,683,440)

Class B
Shares sold	13,789	11,372	$144,989	$111,048

Shares issued in reinvestment of dividends	2,171	2,855	21,752	26,119

Shares converted to Class A	(9,007)	(9,160)	(94,313)	(88,407)

Shares redeemed	(35,310)	(35,339)	(374,688)	(341,706)

Net decrease	(28,357)	(30,272)	$(302,260)	$(292,946)

Class C
Shares sold	159,391	167,356	$1,655,431	$1,611,381

Shares issued in reinvestment of dividends	7,127	8,928	71,488	81,779

Shares redeemed	(147,524)	(287,592)	(1,528,047)	(2,771,846)

Net increase (decrease)	18,994	(111,308)	$198,872	$(1,078,686)

Advisor Class
Shares sold	91,009	184,471	$957,315	$1,789,191

Shares issued in reinvestment of dividends	11,533	16,930	116,706	156,610

Shares redeemed	(124,634)	(986,666)	(1,322,442)	(9,321,418)

Net decrease	(22,092)	(785,265)	$(248,421)	$(7,375,617)

Class R
Shares sold	602,538	788,797	$6,312,440	$7,653,134

Shares issued in reinvestment of dividends	60,062	80,935	606,623	745,412

Shares redeemed	(1,746,465)	(1,558,149)	(18,201,746)	(15,286,013)

Net decrease	(1,083,865)	(688,417)	$(11,282,683)	$(6,887,467)

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class K
Shares sold	1,697,372	3,166,552	$18,078,841	$30,872,345

Shares issued in reinvestment of dividends	212,530	422,119	2,155,052	3,900,376

Shares redeemed	(6,335,903)	(9,545,899)	(66,960,464)	(93,064,753)

Net decrease	(4,426,001)	(5,957,228)	$(46,726,571)	$(58,292,032)

Class I
Shares sold	663,536	1,858,656	$6,985,023	$17,685,783

Shares issued in reinvestment of dividends	47,255	44,205	477,753	408,450

Shares redeemed	(735,520)	(1,462,522)	(7,747,024)	(14,435,540)

Net increase (decrease)	(24,729)	440,339	$(284,248)	$3,658,693

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	991,250	1,542,864	$10,594,269	$15,006,321

Shares issued in reinvestment of dividends	88,250	164,926	898,389	1,514,024

Shares converted from Class B	7,839	7,192	83,224	70,875

Shares redeemed	(3,649,979)	(4,588,582)	(38,405,065)	(44,684,613)

Net decrease	(2,562,640)	(2,873,600)	$(26,829,183)	$(28,093,393)

Class B
Shares sold	15,287	8,773	$163,086	$84,500

Shares issued in reinvestment of dividends	1,162	1,429	11,728	13,016

Shares converted to Class A	(7,926)	(7,274)	(83,224)	(70,875)

Shares redeemed	(17,359)	(15,446)	(181,326)	(148,643)

Net decrease	(8,836)	(12,518)	$(89,736)	$(122,002)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Notes to Financial Statements

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class C
Shares sold	146,658	116,450	$1,556,516	$1,121,301

Shares issued in reinvestment of dividends	5,011	5,143	50,508	46,850

Shares redeemed	(148,326)	(83,688)	(1,568,899)	(801,796)

Net increase	3,343	37,905	$38,125	$366,355

Advisor Class
Shares sold	81,872	126,599	$873,528	$1,234,166

Shares issued in reinvestment of dividends	6,229	10,123	63,533	93,232

Shares redeemed	(87,074)	(750,859)	(922,298)	(7,061,774)

Net increase (decrease)	1,027	(614,137)	$14,763	$(5,734,376)

Class R
Shares sold	783,232	891,445	$8,328,730	$8,686,834

Shares issued in reinvestment of dividends	45,850	63,052	468,130	580,709

Shares redeemed	(1,784,642)	(1,843,880)	(19,029,282)	(18,037,879)

Net decrease	(955,560)	(889,383)	$(10,232,422)	$(8,770,336)

Class K
Shares sold	2,140,510	3,286,477	$22,886,922	$32,056,159

Shares issued in reinvestment of dividends	175,163	284,448	1,788,411	2,616,918

Shares redeemed	(5,838,114)	(5,918,657)	(62,524,122)	(57,273,168)

Net decrease	(3,522,441)	(2,347,732)	$(37,848,789)	$(22,600,091)

Class I
Shares sold	553,742	1,607,892	$5,916,141	$15,250,762

Shares issued in reinvestment of dividends	33,888	34,781	345,320	320,337

Shares redeemed	(592,736)	(1,443,658)	(6,353,373)	(14,362,877)

Net increase (decrease)	(5,106)	199,015	$(91,912)	$1,208,222

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	934,758	1,795,324	$9,957,908	$17,399,643

Shares issued in reinvestment of dividends	71,334	127,945	725,466	1,141,270

Shares converted from Class B	3,466	5,364	37,357	52,051

Shares redeemed	(3,064,602)	(3,662,377)	(32,309,258)	(35,198,721)

Net decrease	(2,055,044)	(1,733,744)	$(21,588,527)	$(16,605,757)

Class B
Shares sold	14,181	4,883	$155,417	$45,980

Shares issued in reinvestment of dividends	644	993	6,498	8,793

Shares converted to Class A	(3,504)	(5,424)	(37,357)	(52,051)

Shares redeemed	(12,553)	(23,345)	(131,618)	(222,233)

Net decrease	(1,232)	(22,893)	$(7,060)	$(219,511)

Class C
Shares sold	103,269	202,512	$1,082,596	$1,909,375

Shares issued in reinvestment of dividends	4,131	4,487	41,604	39,706

Shares redeemed	(111,307)	(182,035)	(1,169,388)	(1,731,279)

Net increase (decrease)	(3,907)	24,964	$(45,188)	$217,802

Advisor Class
Shares sold	89,469	141,280	$955,866	$1,352,680

Shares issued in reinvestment of dividends	5,422	9,328	55,307	83,483

Shares redeemed	(54,002)	(607,644)	(580,809)	(5,636,959)

Net increase (decrease)	40,889	(457,036)	$430,364	$(4,200,796)

Class R
Shares sold	753,268	921,681	$7,958,344	$8,838,078

Shares issued in reinvestment of dividends	39,463	57,193	401,336	510,162

Shares redeemed	(1,789,656)	(1,666,794)	(18,993,860)	(16,110,353)

Net decrease	(996,925)	(687,920)	$(10,634,180)	$(6,762,113)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Notes to Financial Statements

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class K
Shares sold	1,351,434	2,831,176	$14,441,364	$27,063,449

Shares issued in reinvestment of dividends	116,382	222,885	1,183,608	1,988,137

Shares redeemed	(4,029,148)	(6,207,037)	(42,755,842)	(59,890,910)

Net decrease	(2,561,332)	(3,152,976)	$(27,130,870)	$(30,839,324)

Class I
Shares sold	525,125	1,590,402	$5,599,140	$14,862,557

Shares issued in reinvestment of dividends	31,683	32,164	321,574	286,903

Shares redeemed	(683,697)	(1,400,775)	(7,279,848)	(13,813,969)

Net increase (decrease)	(126,889)	221,791	$(1,359,134)	$1,335,491

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	674,706	1,296,172	$7,225,119	$12,405,056

Shares issued in reinvestment of dividends	31,407	71,151	319,406	628,265

Shares converted from Class B	727	346	8,122	3,248

Shares redeemed	(1,968,482)	(2,930,640)	(20,645,169)	(28,036,520)

Net decrease	(1,261,642)	(1,562,971)	$(13,092,522)	$(14,999,951)

Class B
Shares sold	1,630	7,805	$17,397	$77,326

Shares issued in reinvestment of dividends	238	647	2,410	5,675

Shares converted to Class A	(734)	(350)	(8,122)	(3,248)

Shares redeemed	(3,618)	(20,342)	(37,977)	(193,984)

Net decrease	(2,484)	(12,240)	$(26,292)	$(114,231)

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class C
Shares sold	105,232	78,816	$1,109,919	$745,559

Shares issued in reinvestment of dividends	1,853	1,931	18,696	16,957

Shares redeemed	(96,318)	(64,320)	(1,040,596)	(596,891)

Net increase	10,767	16,427	$88,019	$165,625

Advisor Class
Shares sold	76,596	124,943	$820,429	$1,191,776

Shares issued in reinvestment of dividends	5,356	7,998	54,576	70,786

Shares redeemed	(97,175)	(391,050)	(1,051,982)	(3,589,456)

Net decrease	(15,223)	(258,109)	$(176,977)	$(2,326,894)

Class R
Shares sold	436,482	601,785	$4,608,884	$5,703,067

Shares issued in reinvestment of dividends	18,433	25,324	186,541	222,596

Shares redeemed	(1,087,121)	(1,162,868)	(11,437,049)	(11,004,437)

Net decrease	(632,206)	(535,759)	$(6,641,624)	$(5,078,774)

Class K
Shares sold	1,402,403	2,503,134	$14,924,115	$23,733,966

Shares issued in reinvestment of dividends	74,696	133,937	758,170	1,181,322

Shares redeemed	(3,098,221)	(4,418,607)	(32,948,796)	(41,994,905)

Net decrease	(1,621,122)	(1,781,536)	$(17,266,511)	$(17,079,617)

Class I
Shares sold	534,376	1,553,081	$5,702,094	$14,330,692

Shares issued in reinvestment of dividends	26,190	22,954	265,564	202,454

Shares redeemed	(538,739)	(1,111,874)	(5,775,201)	(10,894,248)

Net increase	21,827	464,161	$192,457	$3,638,898

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Notes to Financial Statements

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	717,220	1,209,864	$7,851,377	$11,788,852

Shares issued in reinvestment of dividends	23,900	58,051	249,038	520,717

Shares converted from Class B	1,405	1,892	15,252	18,845

Shares redeemed	(1,725,715)	(2,408,417)	(18,721,531)	(23,459,207)

Net decrease	(983,190)	(1,138,610)	$(10,605,864)	$(11,130,793)

Class B
Shares sold	3,231	5,173	$35,965	$50,159

Shares issued in reinvestment of dividends	119	573	1,227	5,106

Shares converted to Class A	(1,420)	(1,911)	(15,252)	(18,845)

Shares redeemed	(6,727)	(5,568)	(72,322)	(54,670)

Net decrease	(4,797)	(1,733)	$(50,382)	$(18,250)

Class C
Shares sold	110,613	75,828	$1,186,088	$732,967

Shares issued in reinvestment of dividends	674	1,340	6,979	11,970

Shares redeemed	(93,155)	(87,287)	(1,009,330)	(853,825)

Net increase (decrease)	18,132	(10,119)	$183,737	$(108,888)

Advisor Class
Shares sold	93,871	161,055	$1,028,897	$1,555,516

Shares issued in reinvestment of dividends	4,977	8,689	52,014	78,203

Shares redeemed	(92,002)	(318,349)	(1,005,723)	(3,013,698)

Net increase (decrease)	6,846	(148,605)	$75,188	$(1,379,979)

Class R
Shares sold	517,962	653,721	$5,610,942	$6,329,644

Shares issued in reinvestment of dividends	15,768	24,793	163,353	221,398

Shares redeemed	(1,093,581)	(992,401)	(11,916,638)	(9,699,785)

Net decrease	(559,851)	(313,887)	$(6,142,343)	$(3,148,743)

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class K
Shares sold	1,079,421	2,087,828	$11,760,359	$20,097,289

Shares issued in reinvestment of dividends	42,877	99,829	444,632	892,466

Shares redeemed	(2,015,546)	(4,120,386)	(21,725,063)	(40,151,123)

Net decrease	(893,248)	(1,932,729)	$(9,520,072)	$(19,161,368)

Class I
Shares sold	505,952	1,480,585	$5,477,817	$13,909,332

Shares issued in reinvestment of dividends	22,975	19,282	238,022	172,574

Shares redeemed	(469,467)	(1,023,098)	(5,216,756)	(10,147,791)

Net increase	59,460	476,769	$499,083	$3,934,115

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	662,176	1,139,906	$7,128,824	$10,866,254

Shares issued in reinvestment of dividends	19,528	47,026	199,579	411,006

Shares converted from Class B	485	1,327	5,273	12,242

Shares redeemed	(1,471,142)	(2,463,637)	(15,664,896)	(23,383,271)

Net decrease	(788,953)	(1,275,378)	$(8,331,220)	$(12,093,769)

Class B
Shares sold	926	2,438	$9,821	$23,175

Shares issued in reinvestment of dividends	66	223	670	1,936

Shares converted to Class A	(491)	(1,340)	(5,273)	(12,242)

Shares redeemed	(5,340)	(1,045)	(56,254)	(10,156)

Net increase (decrease)	(4,839)	276	$(51,036)	$2,713

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Notes to Financial Statements

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class C
Shares sold	72,639	74,216	$763,453	$704,707

Shares issued in reinvestment of dividends	665	1,340	6,709	11,594

Shares redeemed	(51,908)	(72,640)	(539,145)	(681,262)

Net increase	21,396	2,916	$231,017	$35,039

Advisor Class
Shares sold	225,926	288,193	$2,429,339	$2,743,039

Shares issued in reinvestment of dividends	9,233	11,960	94,551	104,888

Shares redeemed	(120,945)	(336,206)	(1,328,366)	(3,116,158)

Net increase (decrease)	114,214	(36,053)	$1,195,524	$(268,231)

Class R
Shares sold	408,405	537,713	$4,342,099	$5,044,429

Shares issued in reinvestment of dividends	13,039	19,813	131,952	171,775

Shares redeemed	(860,638)	(881,710)	(9,113,003)	(8,326,683)

Net decrease	(439,194)	(324,184)	$(4,638,952)	$(3,110,479)

Class K
Shares sold	888,533	1,620,885	$9,478,381	$15,194,811

Shares issued in reinvestment of dividends	30,982	70,379	313,843	610,886

Shares redeemed	(1,714,256)	(2,623,659)	(18,137,704)	(24,834,162)

Net decrease	(794,741)	(932,395)	$(8,345,480)	$(9,028,465)

Class I
Shares sold	417,223	877,714	$4,420,801	$8,032,149

Shares issued in reinvestment of dividends	15,252	8,122	154,197	70,500

Shares redeemed	(247,041)	(443,681)	(2,649,260)	(4,367,388)

Net increase	185,434	442,155	$1,925,738	$3,735,261

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2050 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012		Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	221,154	388,035		$1,865,383		$3,085,978

Shares issued in reinvestment of dividends and distributions	33,341	19,744		264,062		141,566

Shares converted from Class B	57	– 0	–	512		– 0	–

Shares redeemed	(418,833)	(348,875)		(3,516,791)		(2,749,578)

Net increase (decrease)	(164,281)	58,904		$(1,386,834)		$477,966

Class B
Shares sold	148	– 0	–	$1,288	$	– 0	–

Shares issued in reinvestment of dividends and distributions	191	94		1,502		664

Shares converted to Class A	(58)	– 0	–	(512)		– 0	–

Shares redeemed	(21)	(19)		(170)		(140)

Net increase	260	75		$2,108		$524

Class C
Shares sold	38,800	22,917		$322,967		$178,183

Shares issued in reinvestment of dividends and distributions	3,393	595		26,602		4,250

Shares redeemed	(27,202)	(20,555)		(228,893)		(156,977)

Net increase	14,991	2,957		$120,676		$25,456

Advisor Class
Shares sold	3,828	28,285		$33,542		$223,551

Shares issued in reinvestment of dividends and distributions	694	2,435		5,580		17,556

Shares redeemed	(3,068)	(139,549)		(25,962)		(1,059,453)

Net increase (decrease)	1,454	(108,829)		$13,160		$(818,346)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Notes to Financial Statements

	2050 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class R
Shares sold	224,502	415,994	$1,866,279	$3,333,070

Shares issued in reinvestment of dividends and distributions	32,911	14,971	257,688	106,593

Shares redeemed	(360,451)	(415,312)	(2,997,528)	(3,341,466)

Net increase (decrease)	(103,038)	15,653	$(873,561)	$98,197

Class K
Shares sold	441,931	837,760	$3,722,305	$6,542,560

Shares issued in reinvestment of dividends and distributions	74,139	70,932	579,769	505,038

Shares redeemed	(436,697)	(1,452,123)	(3,621,649)	(11,363,555)

Net increase (decrease)	79,373	(543,431)	$680,425	$(4,315,957)

Class I
Shares sold	409,549	790,843	$3,443,545	$5,947,545

Shares issued in reinvestment of dividends and distributions	72,690	7,106	568,438	50,668

Shares redeemed	(232,326)	(161,786)	(1,930,965)	(1,291,672)

Net increase	249,913	636,163	$2,081,018	$4,706,541

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	107,572	79,302	$983,086	$636,566

Shares issued in reinvestment of distributions	3,954	2,601	33,092	18,885

Shares redeemed	(51,294)	(59,691)	(454,282)	(479,056)

Net increase	60,232	22,212	$561,896	$176,395

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class B
Shares sold	440	445	$3,800	$3,400

Shares issued in reinvestment of distributions	80	58	646	411

Shares redeemed	(6)	(7)	(50)	(50)

Net increase	514	496	$4,396	$3,761

Class C
Shares sold	18,757	15,308	$162,403	$116,806

Shares issued in reinvestment of dividends and distributions	664	350	5,379	2,471

Shares redeemed	(4,190)	(617)	(36,571)	(4,637)

Net increase	15,231	15,041	$131,211	$114,640

Advisor Class
Shares sold	334	2,940	$2,983	$23,248

Shares issued in reinvestment of distributions	134	240	1,127	1,754

Shares redeemed	(4,244)	(14,997)	(40,419)	(116,178)

Net decrease	(3,776)	(11,817)	$(36,309)	$(91,176)

Class R
Shares sold	53,817	66,203	$452,485	$498,677

Shares issued in reinvestment of dividends and distributions	2,370	2,823	18,818	19,509

Shares redeemed	(55,455)	(73,932)	(463,977)	(573,680)

Net increase (decrease)	732	(4,906)	$7,326	$(55,494)

Class K
Shares sold	165,310	257,041	$1,382,040	$1,926,782

Shares issued in reinvestment of dividends and distributions	14,444	11,911	114,256	82,905

Shares redeemed	(148,654)	(315,842)	(1,246,210)	(2,368,214)

Net increase (decrease)	31,100	(46,890)	$250,086	$(358,527)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Notes to Financial Statements

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class I
Shares sold	206,596	295,054	$1,732,695	$2,194,645

Shares issued in reinvestment of dividends and distributions	11,942	656	94,464	4,562

Shares redeemed	(80,590)	(98,866)	(684,927)	(760,455)

Net increase	137,948	196,844	$1,142,232	$1,438,752

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

2000 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$399,933	$728,813

Total distributions paid	$399,933	$728,813

2005 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$451,529	$763,640

Total distributions paid	$451,529	$763,640

2010 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$1,702,793	$3,400,116

Total distributions paid	$1,702,793	$3,400,116

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Notes to Financial Statements

2015 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$3,714,109	$6,385,020

Total distributions paid	$3,714,109	$6,385,020

2020 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$4,854,589	$7,359,903

Total distributions paid	$4,854,589	$7,359,903

2025 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$3,637,043	$5,194,464

Total distributions paid	$3,637,043	$5,194,464

2030 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$2,739,843	$4,063,297

Total distributions paid	$2,739,843	$4,063,297

2035 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$1,607,209	$2,330,415

Total distributions paid	$1,607,209	$2,330,415

2040 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$1,157,608	$1,907,887

Total distributions paid	$1,157,608	$1,907,887

2045 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$903,223	$1,384,253

Total distributions paid	$903,223	$1,384,253

2050 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$191,283	$221,552
Long-term capital gains	1,521,949	608,509

Total distributions paid	$1,713,232	$830,061

2055 Retirement Strategy	2013	2012
Distributions paid from:
Ordinary income	$81,464	$19,762
Long-term capital gains	190,231	111,318

Total distributions paid	$271,695	$131,080

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains		Accumulated Capital and Other Gains (Losses)(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
2000	$48,065		$167,618		$	– 0	–	$479,180	$694,863
2005	– 0	–	– 0	–		(5,777,729)		1,132,811	(4,644,918)
2010	87,339		– 0	–		(23,489,457)		6,220,632	(17,181,486)
2015	107,658		– 0	–		(30,119,380)		17,491,006	(12,520,716)
2020	157,697		– 0	–		(50,431,848)		38,075,052	(12,199,099)
2025	– 0	–	– 0	–		(34,486,562)		26,787,238	(7,699,324)
2030	– 0	–	– 0	–		(28,897,511)		34,674,921	5,777,410
2035	344,770		– 0	–		(18,855,636)		26,604,088	8,093,222
2040	161,271		– 0	–		(11,782,548)		26,597,018	14,975,741
2045	– 0	–	– 0	–		(5,151,983)		18,367,086	13,215,103
2050	– 0	–	650,363			– 0	–	4,238,338	4,888,701
2055	27,846		231,374			– 0	–	1,213,596	1,472,816

(a)

During the fiscal year ended August 31, 2013, the 2000, 2005, 2010, 2015, 2020, 2025, 2030, 2040 and 2045 Strategies utilized capital loss carryforwards of $330,296, $707,897, $3,400,326, $8,020,938, $3,248,279, $3,515,455, $1,418,409, $1,595,556 and $814,979 respectively, to offset current year net realized gains. Net losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. In this regard, 2025, 2030 and 2045 Retirement Strategy elected to defer $33,573, $186,727, and $245,914 of qualified late-year ordinary losses that are deemed to arise on September 1, 2013. Additionally, as of August 31, 2013 certain Strategies had capital loss carryforwards for federal income tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2013, the Strategies had net capital loss carryforwards of which will expire as follows:

Strategy	Short-Term Amount	Long-Term Amount	Expiration
2005	$ 2,519,307	n/a	2018
2005	3,258,422	n/a	2019
2010	5,351,644	n/a	2018
2010	18,137,813	n/a	2019
2015	30,119,380	n/a	2019

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Notes to Financial Statements

Strategy	Short-Term Amount	Long-Term Amount	Expiration
2020	$ 297,110	n/a	2017
2020	10,958,941	n/a	2018
2020	35,102,920	n/a	2019
2020	n/a	$ 4,072,877	No Expiration
2025	577,047	n/a	2018
2025	30,541,585	n/a	2019
2025	n/a	3,334,357	No Expiration
2030	23,961	n/a	2017
2030	3,963,543	n/a	2018
2030	16,084,738	n/a	2019
2030	n/a	8,638,542	No Expiration
2035	968,523	n/a	2018
2035	9,716,343	n/a	2019
2035	n/a	8,170,770	No Expiration
2040	1,775,236	n/a	2018
2040	3,497,835	n/a	2019
2040	n/a	6,509,477	No Expiration
2045	19,354	n/a	2018
2045	1,336,881	n/a	2019
2045	n/a	3,549,834	No Expiration

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to the redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares—is reflected as an adjustment to the components of capital as of August 31, 2013 as shown below:

	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
2000	$	– 0	–	$	– 0	–	$	– 0	–
2005		(41,381)			41,388			(7)
2010		– 0	–		– 0	–		– 0	–
2015		– 0	–		– 0	–		– 0	–
2020		– 0	–		– 0	–		– 0	–
2025		– 0	–		– 0	–		– 0	–
2030		(60,203)			60,203			– 0	–
2035		– 0	–		– 0	–		– 0	–
2040		– 0	–		– 0	–		– 0	–
2045		(37,245)			37,245			– 0	–
2050		– 0	–		80,191			(80,191)
2055		– 0	–		(1,052)			1,052

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.75	$ 10.58	$ 9.90	$ 9.35	$ 10.58

Income From Investment Operations
Net investment income(a)(b)	.22	.29	.26	.18	.26
Net realized and unrealized gain (loss) on investment transactions	.17	.14	.69	.57	(1.10)

Net increase (decrease) in net asset value from operations	.39	.43	.95	.75	(.84)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.27)	(.20)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.22)	(.26)	(.27)	(.20)	(.39)

Net asset value, end of period	$ 10.92	$ 10.75	$ 10.58	$ 9.90	$ 9.35

Total Return
Total investment return based on net asset value(c)	3.62%	4.16%	9.68%	8.07%	(7.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,522	$3,167	$6,215	$6,422	$6,608
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82%	.83%	.81	%+	.82	%+	.82%
Expenses, before waivers/reimbursements(d)	3.63%	2.28%	1.97	%+	2.25	%+	2.64%
Net investment income(b)	2.02%	2.73%	2.46	%+	1.81	%+	3.14%
Portfolio turnover rate	17%	43%	36%	41%	40%
See footnote summary on page 256.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.68	$ 10.44	$ 9.76	$ 9.22	$ 10.41

Income From Investment Operations
Net investment income(a)(b)	.13	.13	.21	.09	.23
Net realized and unrealized gain (loss) on investment transactions	.18	.22	.66	.58	(1.11)

Net increase (decrease) in net asset value from operations	.31	.35	.87	.67	(.88)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.11)	(.19)	(.13)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.20)	(.11)	(.19)	(.13)	(.31)

Net asset value, end of period	$ 10.79	$ 10.68	$ 10.44	$ 9.76	$ 9.22

Total Return
Total investment return based on net asset value(c)	2.95%	3.36%	8.99%	7.30%	(8.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164	$182	$149	$169	$88
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.53%	1.51	%+	1.52	%+	1.52%
Expenses, before waivers/reimbursements(d)	4.50%	3.02%	2.69	%+	3.03	%+	3.43%
Net investment income(b)	1.24%	1.28%	1.98	%+	.90	%+	2.75%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.64	$ 10.44	$ 9.76	$ 9.22	$ 10.41

Income From Investment Operations
Net investment income(a)(b)	.13	.16	.21	.11	.23
Net realized and unrealized gain (loss) on investment transactions	.18	.18	.66	.56	(1.11)

Net increase (decrease) in net asset value from operations	.31	.34	.87	.67	(.88)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.20)	(.14)	(.19)	(.13)	(.31)

Net asset value, end of period	$ 10.75	$ 10.64	$ 10.44	$ 9.76	$ 9.22

Total Return
Total investment return based on net asset value(c)	2.98%	3.36%	8.99%	7.30%	(8.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$433	$463	$524	$823	$882
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.53%	1.51	%+	1.52	%+	1.52%
Expenses, before waivers/reimbursements(d)	4.52%	2.98%	2.72	%+	2.97	%+	3.36%
Net investment income(b)	1.23%	1.54%	2.03	%+	1.10	%+	2.71%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.80	$ 10.63	$ 9.95	$ 9.39	$ 10.63

Income From Investment Operations
Net investment income(a)(b)	.58	.34	.31	.19	.31
Net realized and unrealized gain (loss) on investment transactions	(.15	)*	.12	.68	.60	(1.13)

Net increase (decrease) in net asset value from operations	.43	.46	.99	.79	(.82)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.29)	(.31)	(.23)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.28)	(.29)	(.31)	(.23)	(.42)

Net asset value, end of period	$ 10.95	$ 10.80	$ 10.63	$ 9.95	$ 9.39

Total Return
Total investment return based on net asset value(c)	4.00%	4.46%	9.98%	8.43%	(7.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$60	$211	$742	$521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.53%	.51	%+	.52	%+	.52%
Expenses, before waivers/reimbursements(d)	3.02%	2.40%	1.68	%+	1.95	%+	2.32%
Net investment income(b)	5.51%	3.02%	2.92	%+	1.90	%+	3.57%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.61	$ 10.41	$ 9.76	$ 9.24	$ 10.46

Income From Investment Operations
Net investment income(a)(b)	.18	.24	.25	.14	.20
Net realized and unrealized gain (loss) on investment transactions	.18	.16	.68	.58	(1.04)

Net increase (decrease) in net asset value from operations	.36	.40	.93	.72	(.84)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.20)	(.28)	(.20)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.27)	(.20)	(.28)	(.20)	(.38)

Net asset value, end of period	$ 10.70	$ 10.61	$ 10.41	$ 9.76	$ 9.24

Total Return
Total investment return based on net asset value(c)	3.46%	3.90%	9.54%	7.81%	(7.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,092	$1,137	$1,524	$2,600	$1,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.03%	1.01	%+	1.02	%+	1.02%
Expenses, before waivers/reimbursements(d)	3.28%	2.41%	2.25	%+	2.38	%+	2.69%
Net investment income(b)	1.69%	2.27%	2.38	%+	1.47	%+	2.39%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.50	$ 10.34	$ 9.69	$ 9.17	$ 10.40

Income From Investment Operations
Net investment income(a)(b)	.24	.26	.26	.17	.26
Net realized and unrealized gain (loss) on investment transactions	.15	.16	.69	.57	(1.08)

Net increase (decrease) in net asset value from operations	.39	.42	.95	.74	(.82)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.26)	(.30)	(.22)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.29)	(.26)	(.30)	(.22)	(.41)

Net asset value, end of period	$ 10.60	$ 10.50	$ 10.34	$ 9.69	$ 9.17

Total Return
Total investment return based on net asset value(c)	3.76%	4.15%	9.85%	8.06%	(7.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,300	$14,161	$19,922	$17,245	$14,477
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77%	.78%	.76	%+	.77	%+	.77%
Expenses, before waivers/reimbursements(d)	2.86%	2.07%	1.99	%+	2.11	%+	2.42%
Net investment income(b)	2.26%	2.51%	2.50	%+	1.79	%+	3.18%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.52	$ 10.37	$ 9.73	$ 9.20	$ 10.44

Income From Investment Operations
Net investment income(a)(b)	.22	.17	.33	.22	.23
Net realized and unrealized gain (loss) on investment transactions	.19	.27	.64	.56	(1.03)

Net increase (decrease) in net asset value from operations	.41	.44	.97	.78	(.80)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.29)	(.33)	(.25)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.36)	(.29)	(.33)	(.25)	(.44)

Net asset value, end of period	$ 10.57	$ 10.52	$ 10.37	$ 9.73	$ 9.20

Total Return
Total investment return based on net asset value(c)	3.94%	4.43%	10.01%	8.48%	(7.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,664	$3,525	$1,656	$1,402	$1,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.53%	.51	%+	.52	%+	.52%
Expenses, before waivers/reimbursements(d)	2.60%	1.76%	1.66	%+	1.79	%+	2.06%
Net investment income(b)	2.08%	1.68%	3.15	%+	2.20	%+	2.68%
Portfolio turnover rate	17%	43%	36%	41%	40%

See footnote summary on page 256.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.27	$ 10.09	$ 9.37	$ 8.84	$ 10.35

Income From Investment Operations
Net investment income(a)(b)	.20	.25	.28	.16	.26
Net realized and unrealized gain (loss) on investment transactions	.34	.19	.73	.56	(1.27)

Net increase (decrease) in net asset value from operations	.54	.44	1.01	.72	(1.01)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.29)	(.19)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.22)	(.26)	(.29)	(.19)	(.50)

Net asset value, end of period	$ 10.59	$ 10.27	$ 10.09	$ 9.37	$ 8.84

Total Return
Total investment return based on net asset value(c)	5.32%	4.47%	10.83%	8.16%	(8.92)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,826	$7,612	$15,389	$22,043	$23,328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%	.88%	.87	%+	.88	%+	.88%
Expenses, before waivers/reimbursements(d)	2.67%	2.04%	1.81	%+	1.72	%+	1.79%
Net investment income(b)	1.95%	2.47%	2.74	%+	1.75	%+	3.20%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.24	$ 10.04	$ 9.30	$ 8.76	$ 10.20

Income From Investment Operations
Net investment income(a)(b)	.14	.15	.20	.10	.19
Net realized and unrealized gain (loss) on investment transactions	.32	.22	.73	.55	(1.23)

Net increase (decrease) in net asset value from operations	.46	.37	.93	.65	(1.04)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.17)	(.19)	(.11)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.19)	(.17)	(.19)	(.11)	(.40)

Net asset value, end of period	$ 10.51	$ 10.24	$ 10.04	$ 9.30	$ 8.76

Total Return
Total investment return based on net asset value(c)	4.58%	3.75%	10.01%	7.43%	(9.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$257	$305	$312	$410	$527
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.57	%+	1.58	%+	1.58%
Expenses, before waivers/reimbursements(d)	3.41%	2.72%	2.53	%+	2.44	%+	2.52%
Net investment income(b)	1.35%	1.54%	1.90	%+	1.08	%+	2.45%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.19	$ 10.02	$ 9.28	$ 8.75	$ 10.19

Income From Investment Operations
Net investment income(a)(b)	.13	.19	.18	.10	.20
Net realized and unrealized gain (loss) on investment transactions	.33	.18	.75	.54	(1.24)

Net increase (decrease) in net asset value from operations	.46	.37	.93	.64	(1.04)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.19)	(.11)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.19)	(.20)	(.19)	(.11)	(.40)

Net asset value, end of period	$ 10.46	$ 10.19	$ 10.02	$ 9.28	$ 8.75

Total Return
Total investment return based on net asset value(c)	4.60%	3.75%	10.03%	7.32%	(9.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282	$248	$334	$351	$958
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.57	%+	1.58	%+	1.58%
Expenses, before waivers/reimbursements(d)	3.43%	2.73%	2.58	%+	2.43	%+	2.51%
Net investment income(b)	1.23%	1.93%	1.81	%+	1.10	%+	2.48%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.32	$ 10.14	$ 9.42	$ 8.89	$ 10.40

Income From Investment Operations
Net investment income(a)(b)	.30	.27	.30	.19	.26
Net realized and unrealized gain (loss) on investment transactions	.27	.21	.74	.56	(1.25)

Net increase (decrease) in net asset value from operations	.57	.48	1.04	.75	(.99)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.30)	(.32)	(.22)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.30)	(.30)	(.32)	(.22)	(.52)

Net asset value, end of period	$ 10.59	$ 10.32	$ 10.14	$ 9.42	$ 8.89

Total Return
Total investment return based on net asset value(c)	5.64%	4.87%	11.13%	8.41%	(8.62)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166	$461	$870	$697	$600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.57	%+	.58	%+	.58%
Expenses, before waivers/reimbursements(d)	2.35%	1.67%	1.53	%+	1.42	%+	1.51%
Net investment income(b)	2.70%	2.63%	2.97	%+	2.00	%+	3.26%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.22	$ 10.02	$ 9.32	$ 8.80	$ 10.27

Income From Investment Operations
Net investment income(a)(b)	.19	.21	.24	.14	.23
Net realized and unrealized gain (loss) on investment transactions	.33	.21	.74	.55	(1.24)

Net increase (decrease) in net asset value from operations	.52	.42	.98	.69	(1.01)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.22)	(.28)	(.17)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.23)	(.22)	(.28)	(.17)	(.46)

Net asset value, end of period	$ 10.51	$ 10.22	$ 10.02	$ 9.32	$ 8.80

Total Return
Total investment return based on net asset value(c)	5.17%	4.28%	10.51%	7.87%	(9.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,963	$2,552	$3,017	$3,113	$3,259
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%	1.08%	1.07	%+	1.08	%+	1.08%
Expenses, before waivers/reimbursements(d)	2.74%	2.37%	2.15	%+	1.98	%+	2.06%
Net investment income(b)	1.79%	2.14%	2.38	%+	1.52	%+	2.97%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.25	$ 10.08	$ 9.36	$ 8.83	$ 10.33

Income From Investment Operations
Net investment income(a)(b)	.21	.25	.28	.17	.26
Net realized and unrealized gain (loss) on investment transactions	.34	.18	.73	.55	(1.27)

Net increase (decrease) in net asset value from operations	.55	.43	1.01	.72	(1.01)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.26)	(.29)	(.19)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.27)	(.26)	(.29)	(.19)	(.49)

Net asset value, end of period	$ 10.53	$ 10.25	$ 10.08	$ 9.36	$ 8.83

Total Return
Total investment return based on net asset value(c)	5.45%	4.42%	10.87%	8.20%	(8.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,378	$9,452	$10,268	$11,259	$14,088
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83%	.83%	.82	%+	.83	%+	.83%
Expenses, before waivers/reimbursements(d)	2.42%	2.05%	1.85	%+	1.72	%+	1.76%
Net investment income(b)	2.00%	2.50%	2.71	%+	1.85	%+	3.25%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.27	$ 10.10	$ 9.39	$ 8.86	$ 10.36

Income From Investment Operations
Net investment income(a)(b)	.21	.17	.28	.22	.27
Net realized and unrealized gain (loss) on investment transactions	.37	.30	.75	.53	(1.25)

Net increase (decrease) in net asset value from operations	.58	.47	1.03	.75	(.98)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.30)	(.32)	(.22)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.31)	(.30)	(.32)	(.22)	(.52)

Net asset value, end of period	$ 10.54	$ 10.27	$ 10.10	$ 9.39	$ 8.86

Total Return
Total investment return based on net asset value(c)	5.72%	4.79%	11.03%	8.50%	(8.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,480	$2,080	$789	$401	$1,655
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.57	%+	.58	%+	.58%
Expenses, before waivers/reimbursements(d)	2.09%	1.75%	1.53	%+	1.39	%+	1.42%
Net investment income(b)	2.06%	1.67%	2.81	%+	2.34	%+	3.34%
Portfolio turnover rate	16%	23%	13%	34%	43%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.18	$ 9.97	$ 9.16	$ 8.67	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.23	.25	.29	.16	.23
Net realized and unrealized gain (loss) on investment transactions	.48	.23	.81	.51	(1.53)

Net increase (decrease) in net asset value from operations	.71	.48	1.10	.67	(1.30)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.27)	(.29)	(.18)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.23)	(.27)	(.29)	(.18)	(.56)

Net asset value, end of period	$ 10.66	$ 10.18	$ 9.97	$ 9.16	$ 8.67

Total Return
Total investment return based on net asset value(c)	7.08%	5.01%	11.99%	7.73%	(11.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,438	$24,331	$40,407	$56,196	$66,020
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.90%	.89	%+	.91	%+	.90%
Expenses, before waivers/reimbursements(d)	1.52%	1.26%	1.15	%+	1.20	%+	1.30%
Net investment income(b)	2.25%	2.50%	2.84	%+	1.73	%+	3.00%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.10	$ 9.87	$ 9.08	$ 8.59	$ 10.43

Income From Investment Operations
Net investment income(a)(b)	.14	.17	.21	.10	.18
Net realized and unrealized gain (loss) on investment transactions	.49	.25	.80	.51	(1.53)

Net increase (decrease) in net asset value from operations	.63	.42	1.01	.61	(1.35)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.19)	(.22)	(.12)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.16)	(.19)	(.22)	(.12)	(.49)

Net asset value, end of period	$ 10.57	$ 10.10	$ 9.87	$ 9.08	$ 8.59

Total Return
Total investment return based on net asset value(c)	6.28%	4.34%	11.07%	7.13%	(12.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$335	$426	$532	$685	$960
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.59	%+	1.61	%+	1.60%
Expenses, before waivers/reimbursements(d)	2.28%	2.02%	1.89	%+	1.94	%+	2.03%
Net investment income(b)	1.38%	1.70%	2.03	%+	1.09	%+	2.36%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.06	$ 9.87	$ 9.07	$ 8.59	$ 10.42

Income From Investment Operations
Net investment income(a)(b)	.14	.17	.19	.09	.19
Net realized and unrealized gain (loss) on investment transactions	.48	.24	.83	.51	(1.53)

Net increase (decrease) in net asset value from operations	.62	.41	1.02	.60	(1.34)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.22)	(.22)	(.12)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.16)	(.22)	(.22)	(.12)	(.49)

Net asset value, end of period	$ 10.52	$ 10.06	$ 9.87	$ 9.07	$ 8.59

Total Return
Total investment return based on net asset value(c)	6.25%	4.28%	11.19%	7.02%	(11.93)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,849	$2,097	$2,094	$2,016	$1,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.59	%+	1.61	%+	1.60%
Expenses, before waivers/reimbursements(d)	2.26%	1.98%	1.89	%+	1.93	%+	2.02%
Net investment income(b)	1.32%	1.70%	1.89	%+	.96	%+	2.48%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.22	$ 10.02	$ 9.21	$ 8.71	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.22	.30	.29	.19	.26
Net realized and unrealized gain (loss) on investment transactions	.53	.21	.84	.52	(1.55)

Net increase (decrease) in net asset value from operations	.75	.51	1.13	.71	(1.29)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.31)	(.32)	(.21)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.28)	(.31)	(.32)	(.21)	(.59)

Net asset value, end of period	$ 10.69	$ 10.22	$ 10.02	$ 9.21	$ 8.71

Total Return
Total investment return based on net asset value(c)	7.46%	5.28%	12.27%	8.11%	(11.04)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,433	$5,657	$13,728	$13,461	$12,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.59	%+	.61	%+	.60%
Expenses, before waivers/reimbursements(d)	1.26%	.96%	.84	%+	.90	%+	1.00%
Net investment income(b)	2.10%	2.87%	2.85	%+	2.00	%+	3.31%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.18	$ 9.95	$ 9.14	$ 8.65	$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.21	.22	.24	.14	.21
Net realized and unrealized gain (loss) on investment transactions	.48	.24	.83	.52	(1.52)

Net increase (decrease) in net asset value from operations	.69	.46	1.07	.66	(1.31)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.23)	(.26)	(.17)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.21)	(.23)	(.26)	(.17)	(.54)

Net asset value, end of period	$ 10.66	$ 10.18	$ 9.95	$ 9.14	$ 8.65

Total Return
Total investment return based on net asset value(c)	6.87%	4.76%	11.68%	7.57%	(11.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,134	$9,553	$12,769	$15,197	$14,210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.10%	1.09	%+	1.11	%+	1.10%
Expenses, before waivers/reimbursements(d)	1.71%	1.59%	1.48	%+	1.52	%+	1.57%
Net investment income(b)	1.98%	2.23%	2.41	%+	1.49	%+	2.68%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.21	$ 9.99	$ 9.18	$ 8.69	$ 10.54

Income From Investment Operations
Net investment income(a)(b)	.24	.27	.28	.16	.23
Net realized and unrealized gain (loss) on investment transactions	.48	.22	.82	.52	(1.52)

Net increase (decrease) in net asset value from operations	.72	.49	1.10	.68	(1.29)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.27)	(.29)	(.19)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.25)	(.27)	(.29)	(.19)	(.56)

Net asset value, end of period	$ 10.68	$ 10.21	$ 9.99	$ 9.18	$ 8.69

Total Return
Total investment return based on net asset value(c)	7.11%	5.05%	12.01%	7.77%	(11.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,601	$36,508	$59,760	$66,383	$62,515
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.85%	.84	%+	.86	%+	.85%
Expenses, before waivers/reimbursements(d)	1.40%	1.27%	1.19	%+	1.21	%+	1.25%
Net investment income(b)	2.28%	2.70%	2.75	%+	1.75	%+	2.96%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.23	$ 10.02	$ 9.21	$ 8.71	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.27	.26	.30	.20	.26
Net realized and unrealized gain (loss) on investment transactions	.47	.25	.83	.51	(1.55)

Net increase (decrease) in net asset value from operations	.74	.51	1.13	.71	(1.29)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.30)	(.32)	(.21)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.29)	(.30)	(.32)	(.21)	(.59)

Net asset value, end of period	$ 10.68	$ 10.23	$ 10.02	$ 9.21	$ 8.71

Total Return
Total investment return based on net asset value(c)	7.40%	5.32%	12.29%	8.20%	(11.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,758	$4,597	$5,141	$6,966	$13,571
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.59	%+	.61	%+	.60%
Expenses, before waivers/reimbursements(d)	1.07%	.93%	.87	%+	.88	%+	.91%
Net investment income(b)	2.53%	2.62%	2.94	%+	2.18	%+	3.39%
Portfolio turnover rate	13%	18%	11%	36%	20%

See footnote summary on page 256.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.18	$ 9.93	$ 9.09	$ 8.64	$ 10.60

Income From Investment Operations
Net investment income(a)(b)	.21	.21	.26	.15	.20
Net realized and unrealized gain (loss) on investment transactions	.68	.29	.86	.47	(1.66)

Net increase (decrease) in net asset value from operations	.89	.50	1.12	.62	(1.46)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.28)	(.17)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.24)	(.25)	(.28)	(.17)	(.50)

Net asset value, end of period	$ 10.83	$ 10.18	$ 9.93	$ 9.09	$ 8.64

Total Return
Total investment return based on net asset value(c)	8.89%	5.20%	12.32%	7.16%	(12.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,281	$59,820	$75,411	$90,837	$95,400
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%	.94%	.93	%+	.95	%+	.94%
Expenses, before waivers/reimbursements(d)	1.26%	1.09%	1.10	%+	1.15	%+	1.18%
Net investment income(b)	2.00%	2.16%	2.59	%+	1.66	%+	2.69%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.09	$ 9.84	$ 9.00	$ 8.56	$ 10.49

Income From Investment Operations
Net investment income(a)(b)	.14	.15	.19	.09	.16
Net realized and unrealized gain (loss) on investment transactions	.68	.28	.86	.46	(1.66)

Net increase (decrease) in net asset value from operations	.82	.43	1.05	.55	(1.50)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.21)	(.11)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.16)	(.18)	(.21)	(.11)	(.43)

Net asset value, end of period	$ 10.75	$ 10.09	$ 9.84	$ 9.00	$ 8.56

Total Return
Total investment return based on net asset value(c)	8.20%	4.46%	11.67%	6.42%	(13.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,218	$1,581	$2,079	$2,151	$2,416
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.64%	1.63	%+	1.65	%+	1.64%
Expenses, before waivers/reimbursements(d)	1.99%	1.83%	1.82	%+	1.88	%+	1.92%
Net investment income(b)	1.30%	1.56%	1.82	%+	.93	%+	2.17%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.06	$ 9.84	$ 9.00	$ 8.56	$ 10.49

Income From Investment Operations
Net investment income(a)(b)	.13	.13	.16	.08	.15
Net realized and unrealized gain (loss) on investment transactions	.68	.29	.89	.47	(1.65)

Net increase (decrease) in net asset value from operations	.81	.42	1.05	.55	(1.50)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.20)	(.21)	(.11)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.18)	(.20)	(.21)	(.11)	(.43)

Net asset value, end of period	$ 10.69	$ 10.06	$ 9.84	$ 9.00	$ 8.56

Total Return
Total investment return based on net asset value(c)	8.16%	4.43%	11.67%	6.42%	(13.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,295	$5,157	$4,289	$3,258	$2,912
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.64%	1.63	%+	1.65	%+	1.64%
Expenses, before waivers/reimbursements(d)	1.99%	1.80%	1.83	%+	1.88	%+	1.92%
Net investment income(b)	1.19%	1.37%	1.60	%+	.91	%+	2.01%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.26	$ 10.00	$ 9.15	$ 8.69	$ 10.67

Income From Investment Operations
Net investment income(a)(b)	.22	.28	.28	.18	.23
Net realized and unrealized gain (loss) on investment transactions	.71	.26	.88	.48	(1.69)

Net increase (decrease) in net asset value from operations	.93	.54	1.16	.66	(1.46)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.28)	(.31)	(.20)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.28)	(.28)	(.31)	(.20)	(.52)

Net asset value, end of period	$ 10.91	$ 10.26	$ 10.00	$ 9.15	$ 8.69

Total Return
Total investment return based on net asset value(c)	9.26%	5.59%	12.68%	7.53%	(12.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,423	$3,662	$13,101	$13,781	$12,387
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.64%	.63	%+	.65	%+	.64%
Expenses, before waivers/reimbursements(d)	.97%	.78%	.80	%+	.85	%+	.88%
Net investment income(b)	2.05%	2.73%	2.69	%+	1.95	%+	2.96%
Portfolio turnover rate	9%	17%	16%	38%	16%
See footnote summary on page 256.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.20	$ 9.91	$ 9.06	$ 8.61	$ 10.56

Income From Investment Operations
Net investment income(a)(b)	.20	.19	.24	.13	.18
Net realized and unrealized gain (loss) on investment transactions	.67	.30	.87	.47	(1.65)

Net increase (decrease) in net asset value from operations	.87	.49	1.11	.60	(1.47)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.20)	(.26)	(.15)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.21)	(.20)	(.26)	(.15)	(.48)

Net asset value, end of period	$ 10.86	$ 10.20	$ 9.91	$ 9.06	$ 8.61

Total Return
Total investment return based on net asset value(c)	8.59%	5.08%	12.18%	6.94%	(13.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,640	$26,932	$32,067	$37,765	$29,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.14%	1.14%	1.13	%+	1.15	%+	1.14%
Expenses, before waivers/reimbursements(d)	1.51%	1.48%	1.47	%+	1.48	%+	1.49%
Net investment income(b)	1.88%	1.94%	2.36	%+	1.38	%+	2.42%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.24	$ 9.97	$ 9.12	$ 8.66	$ 10.61

Income From Investment Operations
Net investment income(a)(b)	.24	.23	.26	.16	.21
Net realized and unrealized gain (loss) on investment transactions	.66	.28	.87	.47	(1.67)

Net increase (decrease) in net asset value from operations	.90	.51	1.13	.63	(1.46)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.28)	(.17)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.24)	(.24)	(.28)	(.17)	(.49)

Net asset value, end of period	$ 10.90	$ 10.24	$ 9.97	$ 9.12	$ 8.66

Total Return
Total investment return based on net asset value(c)	8.89%	5.35%	12.39%	7.27%	(12.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,414	$86,772	$110,593	$110,450	$101,850
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.89%	.88	%+	.90	%+	.89%
Expenses, before waivers/reimbursements(d)	1.22%	1.17%	1.16	%+	1.17	%+	1.19%
Net investment income(b)	2.24%	2.29%	2.53	%+	1.67	%+	2.75%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.24	$ 9.98	$ 9.14	$ 8.69	$ 10.66

Income From Investment Operations
Net investment income(a)(b)	.22	.25	.29	.19	.24
Net realized and unrealized gain (loss) on investment transactions	.70	.29	.87	.46	(1.69)

Net increase (decrease) in net asset value from operations	.92	.54	1.16	.65	(1.45)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.28)	(.32)	(.20)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.28)

Total dividends and distributions	(.28)	(.28)	(.32)	(.20)	(.52)

Net asset value, end of period	$ 10.88	$ 10.24	$ 9.98	$ 9.14	$ 8.69

Total Return
Total investment return based on net asset value(c)	9.15%	5.64%	12.69%	7.47%	(12.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,192	$13,805	$43,280	$32,261	$40,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.64%	.63	%+	.65	%+	.64%
Expenses, before waivers/reimbursements(d)	.80%	.80%	.82	%+	.78	%+	.83%
Net investment income(b)	2.04%	2.49%	2.84	%+	2.00	%+	3.13%
Portfolio turnover rate	9%	17%	16%	38%	16%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.97	$ 9.70	$ 8.82	$ 8.42	$ 10.57

Income From Investment Operations
Net investment income(a)(b)	.18	.18	.25	.14	.18
Net realized and unrealized gain (loss) on investment transactions	.85	.30	.88	.42	(1.83)

Net increase (decrease) in net asset value from operations	1.03	.48	1.13	.56	(1.65)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.21)	(.25)	(.16)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.20)	(.21)	(.25)	(.16)	(.50)

Net asset value, end of period	$ 10.80	$ 9.97	$ 9.70	$ 8.82	$ 8.42

Total Return
Total investment return based on net asset value(c)	10.48%	5.15%	12.75%	6.66%	(14.62)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,083	$72,537	$89,111	$108,557	$117,976
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.98%	.97	%+	.99	%+	.98%
Expenses, before waivers/reimbursements(d)	1.24%	1.12%	1.08	%+	1.14	%+	1.18%
Net investment income(b)	1.74%	1.86%	2.43	%+	1.58	%+	2.41%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.86	$ 9.58	$ 8.72	$ 8.34	$ 10.45

Income From Investment Operations
Net investment income(a)(b)	.10	.11	.17	.08	.13
Net realized and unrealized gain (loss) on investment transactions	.84	.31	.87	.41	(1.81)

Net increase (decrease) in net asset value from operations	.94	.42	1.04	.49	(1.68)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.14)	(.18)	(.11)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.13)	(.14)	(.18)	(.11)	(.43)

Net asset value, end of period	$ 10.67	$ 9.86	$ 9.58	$ 8.72	$ 8.34

Total Return
Total investment return based on net asset value(c)	9.66%	4.49%	11.88%	5.85%	(15.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,521	$1,684	$1,928	$2,093	$2,404
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.68%	1.67	%+	1.69	%+	1.68%
Expenses, before waivers/reimbursements(d)	1.97%	1.86%	1.81	%+	1.88	%+	1.92%
Net investment income(b)	.96%	1.13%	1.70	%+	.91	%+	1.82%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.87	$ 9.60	$ 8.73	$ 8.35	$ 10.46

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.16	.07	.13
Net realized and unrealized gain (loss) on investment transactions	.86	.31	.89	.42	(1.81)

Net increase (decrease) in net asset value from operations	.95	.41	1.05	.49	(1.68)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.14)	(.18)	(.11)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.14)	(.14)	(.18)	(.11)	(.43)

Net asset value, end of period	$ 10.68	$ 9.87	$ 9.60	$ 8.73	$ 8.35

Total Return
Total investment return based on net asset value(c)	9.66%	4.41%	11.99%	5.84%	(15.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,055	$5,405	$6,326	$5,196	$4,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.68%	1.67	%+	1.69	%+	1.68%
Expenses, before waivers/reimbursements(d)	1.97%	1.85%	1.81	%+	1.87	%+	1.91%
Net investment income(b)	.84%	1.04%	1.60	%+	.81	%+	1.78%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.03	$ 9.77	$ 8.88	$ 8.48	$ 10.64

Income From Investment Operations
Net investment income(a)(b)	.20	.23	.26	.17	.20
Net realized and unrealized gain (loss) on investment transactions	.86	.28	.91	.42	(1.84)

Net increase (decrease) in net asset value from operations	1.06	.51	1.17	.59	(1.64)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.28)	(.19)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.24)	(.25)	(.28)	(.19)	(.52)

Net asset value, end of period	$ 10.85	$ 10.03	$ 9.77	$ 8.88	$ 8.48

Total Return
Total investment return based on net asset value(c)	10.75%	5.38%	13.09%	6.91%	(14.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,963	$4,806	$12,351	$14,256	$11,243
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.68%	.67	%+	.69	%+	.68%
Expenses, before waivers/reimbursements(d)	.95%	.82%	.78	%+	.84	%+	.88%
Net investment income(b)	1.88%	2.35%	2.60	%+	1.83	%+	2.69%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.96	$ 9.67	$ 8.79	$ 8.40	$ 10.52

Income From Investment Operations
Net investment income(a)(b)	.16	.16	.22	.12	.16
Net realized and unrealized gain (loss) on investment transactions	.84	.30	.89	.42	(1.81)

Net increase (decrease) in net asset value from operations	1.00	.46	1.11	.54	(1.65)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.17)	(.23)	(.15)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.17)	(.17)	(.23)	(.15)	(.47)

Net asset value, end of period	$ 10.79	$ 9.96	$ 9.67	$ 8.79	$ 8.40

Total Return
Total investment return based on net asset value(c)	10.18%	4.92%	12.55%	6.35%	(14.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,764	$38,244	$43,784	$46,261	$36,531
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18%	1.18%	1.17	%+	1.19	%+	1.18%
Expenses, before waivers/reimbursements(d)	1.48%	1.46%	1.43	%+	1.45	%+	1.48%
Net investment income(b)	1.56%	1.64%	2.15	%+	1.35	%+	2.17%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.01	$ 9.73	$ 8.85	$ 8.45	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.25	.14	.18
Net realized and unrealized gain (loss) on investment transactions	.83	.29	.88	.43	(1.83)

Net increase (decrease) in net asset value from operations	1.04	.49	1.13	.57	(1.65)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.21)	(.25)	(.17)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.20)	(.21)	(.25)	(.17)	(.49)

Net asset value, end of period	$ 10.85	$ 10.01	$ 9.73	$ 8.85	$ 8.45

Total Return
Total investment return based on net asset value(c)	10.51%	5.24%	12.76%	6.68%	(14.58)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,466	$128,651	$183,105	$175,828	$148,184
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.93%	.92	%+	.94	%+	.93%
Expenses, before waivers/reimbursements(d)	1.18%	1.14%	1.12	%+	1.15	%+	1.16%
Net investment income(b)	1.99%	2.04%	2.44	%+	1.59	%+	2.43%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.02	$ 9.76	$ 8.87	$ 8.48	$ 10.63

Income From Investment Operations
Net investment income(a)(b)	.20	.18	.24	.18	.20
Net realized and unrealized gain (loss) on investment transactions	.87	.33	.93	.40	(1.83)

Net increase (decrease) in net asset value from operations	1.07	.51	1.17	.58	(1.63)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.25)	(.28)	(.19)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.30)

Total dividends and distributions	(.25)	(.25)	(.28)	(.19)	(.52)

Net asset value, end of period	$ 10.84	$ 10.02	$ 9.76	$ 8.87	$ 8.48

Total Return
Total investment return based on net asset value(c)	10.87%	5.42%	13.14%	6.85%	(14.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,229	$29,126	$24,065	$21,749	$32,190
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.68%	.67	%+	.69	%+	.68%
Expenses, before waivers/reimbursements(d)	.83%	.76%	.79	%+	.81	%+	.84%
Net investment income(b)	1.89%	1.87%	2.39	%+	1.96	%+	2.74%
Portfolio turnover rate	9%	17%	14%	38%	8%

See footnote summary on page 256.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.00	$ 9.68	$ 8.78	$ 8.45	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.15	.15	.23	.14	.16
Net realized and unrealized gain (loss) on investment transactions	1.07	.36	.91	.34	(2.01)

Net increase (decrease) in net asset value from operations	1.22	.51	1.14	.48	(1.85)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.19)	(.24)	(.15)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.17)	(.19)	(.24)	(.15)	(.49)

Net asset value, end of period	$ 11.05	$ 10.00	$ 9.68	$ 8.78	$ 8.45

Total Return
Total investment return based on net asset value(c)	12.38%	5.39%	12.90%	5.69%	(16.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,347	$65,745	$91,511	$109,018	$107,068
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.00%	.99	%+	1.01	%+	1.00%
Expenses, before waivers/reimbursements(d)	1.25%	1.13%	1.12	%+	1.21	%+	1.29%
Net investment income(b)	1.44%	1.58%	2.31	%+	1.52	%+	2.13%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.87	$ 9.55	$ 8.66	$ 8.35	$ 10.65

Income From Investment Operations
Net investment income(a)(b)	.08	.08	.16	.08	.11
Net realized and unrealized gain (loss) on investment transactions	1.06	.35	.91	.33	(1.99)

Net increase (decrease) in net asset value from operations	1.14	.43	1.07	.41	(1.88)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.11)	(.18)	(.10)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.11)	(.11)	(.18)	(.10)	(.42)

Net asset value, end of period	$ 10.90	$ 9.87	$ 9.55	$ 8.66	$ 8.35

Total Return
Total investment return based on net asset value(c)	11.66%	4.64%	12.24%	4.86%	(16.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,198	$1,172	$1,254	$1,239	$1,403
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.70%	1.69	%+	1.71	%+	1.70%
Expenses, before waivers/reimbursements(d)	1.99%	1.87%	1.87	%+	1.96	%+	2.05%
Net investment income(b)	.72%	.81%	1.60	%+	.83	%+	1.52%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.87	$ 9.56	$ 8.67	$ 8.36	$ 10.65

Income From Investment Operations
Net investment income(a)(b)	.07	.07	.15	.07	.10
Net realized and unrealized gain (loss) on investment transactions	1.07	.36	.92	.34	(1.97)

Net increase (decrease) in net asset value from operations	1.14	.43	1.07	.41	(1.87)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.12)	(.18)	(.10)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.12)	(.12)	(.18)	(.10)	(.42)

Net asset value, end of period	$ 10.89	$ 9.87	$ 9.56	$ 8.67	$ 8.36

Total Return
Total investment return based on net asset value(c)	11.64%	4.59%	12.22%	4.85%	(16.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,730	$4,254	$3,758	$3,367	$2,937
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.70%	1.69	%+	1.71	%+	1.70%
Expenses, before waivers/reimbursements(d)	1.98%	1.87%	1.88	%+	1.94	%+	2.03%
Net investment income(b)	.64%	.72%	1.51	%+	.80	%+	1.42%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.05	$ 9.74	$ 8.83	$ 8.49	$ 10.85

Income From Investment Operations
Net investment income(a)(b)	.17	.21	.25	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.09	.32	.93	.36	(2.02)

Net increase (decrease) in net asset value from operations	1.26	.53	1.18	.52	(1.84)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.27)	(.18)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.21)	(.22)	(.27)	(.18)	(.52)

Net asset value, end of period	$ 11.10	$ 10.05	$ 9.74	$ 8.83	$ 8.49

Total Return
Total investment return based on net asset value(c)	12.75%	5.61%	13.27%	6.05%	(15.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,589	$3,239	$9,124	$11,879	$9,659
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.70%	.69	%+	.71	%+	.70%
Expenses, before waivers/reimbursements(d)	.97%	.83%	.83	%+	.91	%+	.99%
Net investment income(b)	1.62%	2.10%	2.48	%+	1.79	%+	2.40%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.01	$ 9.68	$ 8.76	$ 8.44	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.14	.13	.21	.12	.14
Net realized and unrealized gain (loss) on investment transactions	1.07	.35	.92	.34	(2.00)

Net increase (decrease) in net asset value from operations	1.21	.48	1.13	.46	(1.86)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.15)	(.21)	(.14)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.15)	(.15)	(.21)	(.14)	(.47)

Net asset value, end of period	$ 11.07	$ 10.01	$ 9.68	$ 8.76	$ 8.44

Total Return
Total investment return based on net asset value(c)	12.19%	5.07%	12.87%	5.41%	(16.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,513	$33,543	$41,027	$43,554	$32,469
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.20%	1.19	%+	1.21	%+	1.20%
Expenses, before waivers/reimbursements(d)	1.48%	1.47%	1.47	%+	1.53	%+	1.55%
Net investment income(b)	1.28%	1.36%	2.05	%+	1.29	%+	1.89%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.03	$ 9.71	$ 8.80	$ 8.47	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.17	.16	.23	.14	.17
Net realized and unrealized gain (loss) on investment transactions	1.07	.35	.93	.35	(2.02)

Net increase (decrease) in net asset value from operations	1.24	.51	1.16	.49	(1.85)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.19)	(.25)	(.16)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.18)	(.19)	(.25)	(.16)	(.49)

Net asset value, end of period	$ 11.09	$ 10.03	$ 9.71	$ 8.80	$ 8.47

Total Return
Total investment return based on net asset value(c)	12.48%	5.43%	13.05%	5.72%	(16.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,975	$118,522	$137,594	$120,931	$110,551
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.95%	.94	%+	.96	%+	.95%
Expenses, before waivers/reimbursements(d)	1.18%	1.16%	1.14	%+	1.22	%+	1.24%
Net investment income(b)	1.61%	1.61%	2.26	%+	1.56	%+	2.24%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.05	$ 9.74	$ 8.83	$ 8.50	$ 10.85

Income From Investment Operations
Net investment income(a)(b)	.17	.15	.26	.18	.18
Net realized and unrealized gain (loss) on investment transactions	1.09	.39	.92	.33	(2.02)

Net increase (decrease) in net asset value from operations	1.26	.54	1.18	.51	(1.84)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.23)	(.27)	(.18)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.32)

Total dividends and distributions	(.22)	(.23)	(.27)	(.18)	(.51)

Net asset value, end of period	$ 11.09	$ 10.05	$ 9.74	$ 8.83	$ 8.50

Total Return
Total investment return based on net asset value(c)	12.74%	5.70%	13.27%	5.98%	(15.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,938	$16,305	$13,870	$17,678	$24,725
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.70%	.69	%+	.71	%+	.70%
Expenses, before waivers/reimbursements(d)	.86%	.79%	.83	%+	.89	%+	.92%
Net investment income(b)	1.58%	1.54%	2.53	%+	1.91	%+	2.45%
Portfolio turnover rate	12%	19%	14%	34%	9%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.87	$ 9.53	$ 8.59	$ 8.35	$ 10.69

Income From Investment Operations
Net investment income(a)(b)	.13	.13	.20	.12	.14
Net realized and unrealized gain (loss) on investment transactions	1.26	.37	.94	.25	(2.05)

Net increase (decrease) in net asset value from operations	1.39	.50	1.14	.37	(1.91)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.16)	(.20)	(.13)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.14)	(.16)	(.20)	(.13)	(.43)

Net asset value, end of period	$ 11.12	$ 9.87	$ 9.53	$ 8.59	$ 8.35

Total Return
Total investment return based on net asset value(c)	14.23%	5.44%	13.15%	4.42%	(16.91)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,321	$59,593	$74,095	$88,919	$89,797
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.02	%+	1.03	%+	1.02%
Expenses, before waivers/reimbursements(d)	1.29%	1.28%	1.19	%+	1.25	%+	1.33%
Net investment income(b)	1.21%	1.34%	1.99	%+	1.31	%+	1.88%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.75	$ 9.40	$ 8.47	$ 8.25	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.12	.06	.09
Net realized and unrealized gain (loss) on investment transactions	1.26	.37	.94	.24	(2.02)

Net increase (decrease) in net asset value from operations	1.30	.43	1.06	.30	(1.93)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.08)	(.13)	(.08)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.07)	(.08)	(.13)	(.08)	(.37)

Net asset value, end of period	$ 10.98	$ 9.75	$ 9.40	$ 8.47	$ 8.25

Total Return
Total investment return based on net asset value(c)	13.42%	4.70%	12.41%	3.65%	(17.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,068	$960	$1,141	$1,145	$1,433
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.72	%+	1.73	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.03%	2.03%	1.93	%+	2.00	%+	2.09%
Net investment income(b)	.41%	.62%	1.23	%+	.63	%+	1.27%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.75	$ 9.40	$ 8.47	$ 8.25	$ 10.56

Income From Investment Operations
Net investment income(a)(b)	.04	.05	.13	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.27	.39	.93	.25	(2.02)

Net increase (decrease) in net asset value from operations	1.31	.44	1.06	.30	(1.94)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.13)	(.08)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.09)	(.09)	(.13)	(.08)	(.37)

Net asset value, end of period	$ 10.97	$ 9.75	$ 9.40	$ 8.47	$ 8.25

Total Return
Total investment return based on net asset value(c)	13.46%	4.74%	12.41%	3.65%	(17.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,396	$4,832	$4,428	$4,475	$4,270
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.72	%+	1.73	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.01%	2.03%	1.94	%+	1.99	%+	2.07%
Net investment income(b)	.42%	.50%	1.28	%+	.60	%+	1.14%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.93	$ 9.59	$ 8.64	$ 8.40	$ 10.76

Income From Investment Operations
Net investment income(a)(b)	.14	.18	.21	.14	.16
Net realized and unrealized gain (loss) on investment transactions	1.29	.35	.96	.26	(2.06)

Net increase (decrease) in net asset value from operations	1.43	.53	1.17	.40	(1.90)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.19)	(.22)	(.16)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.18)	(.19)	(.22)	(.16)	(.46)

Net asset value, end of period	$ 11.18	$ 9.93	$ 9.59	$ 8.64	$ 8.40

Total Return
Total investment return based on net asset value(c)	14.56%	5.78%	13.51%	4.68%	(16.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,832	$2,996	$7,280	$10,226	$7,365
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.72	%+	.73	%+	.72%
Expenses, before waivers/reimbursements(d)	1.00%	.96%	.89	%+	.96	%+	1.03%
Net investment income(b)	1.33%	1.85%	2.14	%+	1.56	%+	2.16%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.86	$ 9.51	$ 8.57	$ 8.33	$ 10.66

Income From Investment Operations
Net investment income(a)(b)	.11	.11	.17	.10	.12
Net realized and unrealized gain (loss) on investment transactions	1.26	.37	.95	.26	(2.04)

Net increase (decrease) in net asset value from operations	1.37	.48	1.12	.36	(1.92)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.13)	(.18)	(.12)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.12)	(.13)	(.18)	(.12)	(.41)

Net asset value, end of period	$ 11.11	$ 9.86	$ 9.51	$ 8.57	$ 8.33

Total Return
Total investment return based on net asset value(c)	14.01%	5.17%	13.00%	4.23%	(17.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,241	$34,877	$40,174	$37,223	$32,551
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.22	%+	1.23	%+	1.22%
Expenses, before waivers/reimbursements(d)	1.56%	1.53%	1.51	%+	1.53	%+	1.58%
Net investment income(b)	1.03%	1.11%	1.72	%+	1.08	%+	1.64%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.88	$ 9.54	$ 8.60	$ 8.36	$ 10.70

Income From Investment Operations
Net investment income(a)(b)	.15	.14	.20	.12	.14
Net realized and unrealized gain (loss) on investment transactions	1.25	.36	.95	.26	(2.05)

Net increase (decrease) in net asset value from operations	1.40	.50	1.15	.38	(1.91)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.16)	(.21)	(.14)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.15)	(.16)	(.21)	(.14)	(.43)

Net asset value, end of period	$ 11.13	$ 9.88	$ 9.54	$ 8.60	$ 8.36

Total Return
Total investment return based on net asset value(c)	14.29%	5.46%	13.25%	4.51%	(16.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,628	$90,629	$117,596	$114,731	$100,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.97	%+	.98	%+	.97%
Expenses, before waivers/reimbursements(d)	1.26%	1.22%	1.21	%+	1.22	%+	1.27%
Net investment income(b)	1.37%	1.46%	1.99	%+	1.34	%+	1.93%
Portfolio turnover rate	11%	22%	12%	30%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.89	$ 9.57	$ 8.62	$ 8.38	$ 10.74

Income From Investment Operations
Net investment income(a)(b)	.15	.13	.22	.15	.16
Net realized and unrealized gain (loss) on investment transactions	1.28	.39	.96	.26	(2.06)

Net increase (decrease) in net asset value from operations	1.43	.52	1.18	.41	(1.90)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.23)	(.17)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.19)	(.20)	(.23)	(.17)	(.46)

Net asset value, end of period	$ 11.13	$ 9.89	$ 9.57	$ 8.62	$ 8.38

Total Return
Total investment return based on net asset value(c)	14.69%	5.63%	13.59%	4.78%	(16.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,539	$16,847	$14,167	$13,897	$17,822
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.72	%+	.73	%+	.72%
Expenses, before waivers/reimbursements(d)	.93%	.86%	.89	%+	.90	%+	.94%
Net investment income(b)	1.36%	1.37%	2.18	%+	1.67	%+	2.19%
Portfolio turnover rate	11%	22%	12%	30%	6%
See footnote summary on page 256.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.81	$ 9.45	$ 8.47	$ 8.31	$ 10.71

Income From Investment Operations
Net investment income(a)(b)	.10	.10	.16	.09	.11
Net realized and unrealized gain (loss) on investment transactions	1.43	.39	.97	.18	(2.11)

Net increase (decrease) in net asset value from operations	1.53	.49	1.13	.27	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.13)	(.15)	(.08)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.10)	(.13)	(.15)	(.11)	(.40)

Net asset value, end of period	$ 11.24	$ 9.81	$ 9.45	$ 8.47	$ 8.31

Total Return
Total investment return based on net asset value(c)	15.71%	5.36%	13.29%	3.14%	(17.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,513	$38,155	$51,488	$62,369	$63,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.02	%+	1.04	%+	1.02%
Expenses, before waivers/reimbursements(d)	1.34%	1.37%	1.24	%+	1.33	%+	1.43%
Net investment income(b)	.91%	1.09%	1.62	%+	.96	%+	1.57%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.71	$ 9.34	$ 8.37	$ 8.23	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.01	.03	.09	.02	.07
Net realized and unrealized gain (loss) on investment transactions	1.42	.41	.97	.17	(2.09)

Net increase (decrease) in net asset value from operations	1.43	.44	1.06	.19	(2.02)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.07)	(.09)	(.02)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.03)	(.07)	(.09)	(.05)	(.34)

Net asset value, end of period	$ 11.11	$ 9.71	$ 9.34	$ 8.37	$ 8.23

Total Return
Total investment return based on net asset value(c)	14.80%	4.76%	12.59%	2.33%	(18.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$800	$724	$810	$822	$960
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.72	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.07%	2.12%	1.98	%+	2.07	%+	2.19%
Net investment income(b)	.12%	.36%	.88	%+	.27	%+	.99%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.71	$ 9.34	$ 8.38	$ 8.23	$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.02	.03	.09	.02	.06
Net realized and unrealized gain (loss) on investment transactions	1.42	.40	.96	.18	(2.08)

Net increase (decrease) in net asset value from operations	1.44	.43	1.05	.20	(2.02)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)	(.09)	(.02)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.06)	(.06)	(.09)	(.05)	(.34)

Net asset value, end of period	$ 11.09	$ 9.71	$ 9.34	$ 8.38	$ 8.23

Total Return
Total investment return based on net asset value(c)	14.86%	4.67%	12.46%	2.45%	(18.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,562	$3,015	$2,746	$2,684	$2,158
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.72	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.06%	2.13%	2.00	%+	2.07	%+	2.17%
Net investment income(b)	.15%	.30%	.89	%+	.21	%+	.90%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.86	$ 9.50	$ 8.52	$ 8.35	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.12	.14	.18	.11	.13
Net realized and unrealized gain (loss) on investment transactions	1.44	.39	.98	.19	(2.13)

Net increase (decrease) in net asset value from operations	1.56	.53	1.16	.30	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.18)	(.10)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.14)	(.17)	(.18)	(.13)	(.42)

Net asset value, end of period	$ 11.28	$ 9.86	$ 9.50	$ 8.52	$ 8.35

Total Return
Total investment return based on net asset value(c)	16.02%	5.76%	13.55%	3.50%	(17.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,214	$3,835	$6,148	$7,819	$5,872
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.72	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.04%	1.07%	.95	%+	1.03	%+	1.13%
Net investment income(b)	1.13%	1.44%	1.79	%+	1.23	%+	1.82%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.76	$ 9.37	$ 8.41	$ 8.25	$ 10.64

Income From Investment Operations
Net investment income(a)(b)	.08	.08	.14	.06	.10
Net realized and unrealized gain (loss) on investment transactions	1.41	.40	.96	.19	(2.10)

Net increase (decrease) in net asset value from operations	1.49	.48	1.10	.25	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.14)	(.06)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.09)	(.09)	(.14)	(.09)	(.39)

Net asset value, end of period	$ 11.16	$ 9.76	$ 9.37	$ 8.41	$ 8.25

Total Return
Total investment return based on net asset value(c)	15.38%	5.25%	13.02%	2.98%	(18.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,474	$21,448	$25,612	$24,873	$21,675
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.22	%+	1.24	%+	1.22%
Expenses, before waivers/reimbursements(d)	1.62%	1.59%	1.56	%+	1.60	%+	1.65%
Net investment income(b)	.78%	.88%	1.35	%+	.73	%+	1.36%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.81	$ 9.44	$ 8.47	$ 8.32	$ 10.70

Income From Investment Operations
Net investment income(a)(b)	.11	.11	.16	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.41	.40	.98	.17	(2.10)

Net increase (decrease) in net asset value from operations	1.52	.51	1.14	.26	(1.98)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.14)	(.17)	(.08)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.12)	(.14)	(.17)	(.11)	(.40)

Net asset value, end of period	$ 11.21	$ 9.81	$ 9.44	$ 8.47	$ 8.32

Total Return
Total investment return based on net asset value(c)	15.66%	5.52%	13.36%	3.07%	(17.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,121	$69,370	$83,579	$72,858	$64,028
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	.97	%+	.99	%+	.97%
Expenses, before waivers/reimbursements(d)	1.31%	1.26%	1.25	%+	1.29	%+	1.35%
Net investment income(b)	1.04%	1.19%	1.59	%+	.99	%+	1.65%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.83	$ 9.47	$ 8.50	$ 8.34	$ 10.75

Income From Investment Operations
Net investment income(a)(b)	.12	.10	.18	.12	.14
Net realized and unrealized gain (loss) on investment transactions	1.44	.43	.98	.18	(2.12)

Net increase (decrease) in net asset value from operations	1.56	.53	1.16	.30	(1.98)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.17)	(.19)	(.11)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	(.28)

Total dividends and distributions	(.17)	(.17)	(.19)	(.14)	(.43)

Net asset value, end of period	$ 11.22	$ 9.83	$ 9.47	$ 8.50	$ 8.34

Total Return
Total investment return based on net asset value(c)	16.00%	5.80%	13.57%	3.48%	(17.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,299	$15,817	$10,841	$9,598	$13,469
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.72	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	.99%	.91%	.94	%+	.96	%+	1.02%
Net investment income(b)	1.09%	1.03%	1.82	%+	1.32	%+	1.88%
Portfolio turnover rate	13%	24%	14%	28%	4%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.01	$ 9.62	$ 8.62	$ 8.49	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.08	.10	.16	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.57	.42	.99	.14	(2.12)

Net increase (decrease) in net asset value from operations	1.65	.52	1.15	.23	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.15)	(.06)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.08)	(.13)	(.15)	(.10)	(.37)

Net asset value, end of period	$ 11.58	$ 10.01	$ 9.62	$ 8.62	$ 8.49

Total Return
Total investment return based on net asset value(c)	16.59%	5.52%	13.22%	2.71%	(17.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,369	$35,232	$44,823	$52,836	$60,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.03%	1.03	%+	1.04	%+	1.02%
Expenses, before waivers/reimbursements(d)	1.41%	1.47%	1.27	%+	1.38	%+	1.51%
Net investment income(b)	.70%	1.00%	1.54	%+	.99	%+	1.57%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.89	$ 9.51	$ 8.52	$ 8.40	$ 10.75

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(e)	.02	.08	.03	.07
Net realized and unrealized gain (loss) on investment transactions	1.57	.42	.99	.14	(2.11)

Net increase (decrease) in net asset value from operations	1.57	.44	1.07	.17	(2.04)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.06)	(.08)	(.01)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.02)	(.06)	(.08)	(.05)	(.31)

Net asset value, end of period	$ 11.44	$ 9.89	$ 9.51	$ 8.52	$ 8.40

Total Return
Total investment return based on net asset value(c)	15.84%	4.68%	12.47%	2.04%	(18.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$919	$843	$826	$829	$914
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.73	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.13%	2.23%	2.01	%+	2.13	%+	2.27%
Net investment income (loss)(b)	(.05)%	.21%	.79	%+	.29	%+	.95%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.92	$ 9.51	$ 8.52	$ 8.41	$ 10.75

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.02	.08	.02	.06
Net realized and unrealized gain (loss) on investment transactions	1.57	.44	.99	.14	(2.09)

Net increase (decrease) in net asset value from operations	1.56	.46	1.07	.16	(2.03)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.05)	(.08)	(.01)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.03)	(.05)	(.08)	(.05)	(.31)

Net asset value, end of period	$ 11.45	$ 9.92	$ 9.51	$ 8.52	$ 8.41

Total Return
Total investment return based on net asset value(c)	15.71%	4.85%	12.47%	1.92%	(18.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,117	$2,519	$2,513	$2,743	$2,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.73	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.13%	2.26%	2.06	%+	2.14	%+	2.28%
Net investment income (loss)(b)	(.10)%	.25%	.81	%+	.22	%+	.86%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.07	$ 9.69	$ 8.68	$ 8.54	$ 10.93

Income From Investment Operations
Net investment income(a)(b)	.10	.13	.17	.11	.14
Net realized and unrealized gain (loss) on investment transactions	1.59	.41	1.02	.16	(2.14)

Net increase (decrease) in net asset value from operations	1.69	.54	1.19	.27	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.16)	(.18)	(.09)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.12)	(.16)	(.18)	(.13)	(.39)

Net asset value, end of period	$ 11.64	$ 10.07	$ 9.69	$ 8.68	$ 8.54

Total Return
Total investment return based on net asset value(c)	16.94%	5.82%	13.57%	3.09%	(17.51)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,163	$4,398	$5,671	$7,788	$5,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.73	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.11%	1.17%	.98	%+	1.09	%+	1.21%
Net investment income(b)	.90%	1.29%	1.69	%+	1.23	%+	1.82%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.96	$ 9.55	$ 8.56	$ 8.44	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.06	.07	.13	.07	.10
Net realized and unrealized gain (loss) on investment transactions	1.56	.43	1.00	.14	(2.11)

Net increase (decrease) in net asset value from operations	1.62	.50	1.13	.21	(2.01)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.09)	(.14)	(.05)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.08)	(.09)	(.14)	(.09)	(.34)

Net asset value, end of period	$ 11.50	$ 9.96	$ 9.55	$ 8.56	$ 8.44

Total Return
Total investment return based on net asset value(c)	16.32%	5.37%	13.08%	2.48%	(17.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,264	$22,257	$24,351	$23,640	$20,975
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.23%	1.23	%+	1.24	%+	1.22%
Expenses, before waivers/reimbursements(d)	1.64%	1.61%	1.59	%+	1.63	%+	1.70%
Net investment income(b)	.51%	.76%	1.25	%+	.76	%+	1.31%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.98	$ 9.59	$ 8.60	$ 8.48	$ 10.85

Income From Investment Operations
Net investment income(a)(b)	.09	.11	.16	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.56	.41	.99	.15	(2.12)

Net increase (decrease) in net asset value from operations	1.65	.52	1.15	.24	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.13)	(.16)	(.08)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.11)	(.13)	(.16)	(.12)	(.37)

Net asset value, end of period	$ 11.52	$ 9.98	$ 9.59	$ 8.60	$ 8.48

Total Return
Total investment return based on net asset value(c)	16.61%	5.59%	13.34%	2.74%	(17.73	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,861	$47,774	$64,454	$60,471	$48,452
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.98%	.98	%+	.99	%+	.97%
Expenses, before waivers/reimbursements(d)	1.33%	1.28%	1.28	%+	1.30	%+	1.39%
Net investment income(b)	.81%	1.15%	1.53	%+	.99	%+	1.60%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.01	$ 9.63	$ 8.63	$ 8.51	$ 10.90

Income From Investment Operations
Net investment income(a)(b)	.10	.09	.18	.12	.14
Net realized and unrealized gain (loss) on investment transactions	1.58	.46	1.01	.14	(2.14)

Net increase (decrease) in net asset value from operations	1.68	.55	1.19	.26	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.17)	(.19)	(.10)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.25)

Total dividends and distributions	(.15)	(.17)	(.19)	(.14)	(.39)

Net asset value, end of period	$ 11.54	$ 10.01	$ 9.63	$ 8.63	$ 8.51

Total Return
Total investment return based on net asset value(c)	16.95%	5.86%	13.64%	2.99%	(17.52	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,649	$14,718	$9,566	$9,287	$11,225
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.73	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.01%	.93%	.96	%+	.99	%+	1.07%
Net investment income(b)	.89%	.91%	1.72	%+	1.32	%+	1.87%
Portfolio turnover rate	13%	25%	12%	20%	5%

See footnote summary on page 256.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.81	$ 9.41	$ 8.43	$ 8.38	$ 10.76

Income From Investment Operations
Net investment income(a)(b)	.08	.10	.15	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.58	.43	.97	.11	(2.14)

Net increase (decrease) in net asset value from operations	1.66	.53	1.12	.20	(2.02)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.13)	(.14)	(.10)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.09)	(.13)	(.14)	(.15)	(.36)

Net asset value, end of period	$ 11.38	$ 9.81	$ 9.41	$ 8.43	$ 8.38

Total Return
Total investment return based on net asset value(c)	16.99%	5.75%	13.15%	2.34%	(18.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,590	$25,489	$36,465	$38,528	$37,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.03%	1.03%	1.04	%+	1.02%
Expenses, before waivers/reimbursements(d)	1.52%	1.53%	1.43%	1.56	%+	1.76%
Net investment income(b)	.74%	1.03%	1.46%	1.01	%+	1.58%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.68	$ 9.28	$ 8.31	$ 8.27	$ 10.64

Income From Investment Operations
Net investment income(a)(b)	.00	(e)	.02	.07	.03	.06
Net realized and unrealized gain (loss) on investment transactions	1.56	.44	.97	.11	(2.11)

Net increase (decrease) in net asset value from operations	1.56	.46	1.04	.14	(2.05)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.06)	(.07)	(.05)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.02)	(.06)	(.07)	(.10)	(.32)

Net asset value, end of period	$ 11.22	$ 9.68	$ 9.28	$ 8.31	$ 8.27

Total Return
Total investment return based on net asset value(c)	16.15%	5.02%	12.43%	1.58%	(18.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$317	$321	$305	$296	$321
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.73%	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.31%	2.33%	2.20%	2.35	%+	2.58%
Net investment income(b)	.03%	.25%	.75%	.31	%+	.87%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.67	$ 9.27	$ 8.31	$ 8.26	$ 10.63

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.02	.07	.03	.06
Net realized and unrealized gain (loss) on investment transactions	1.57	.44	.96	.12	(2.11)

Net increase (decrease) in net asset value from operations	1.56	.46	1.03	.15	(2.05)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.06)	(.07)	(.05)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.04)	(.06)	(.07)	(.10)	(.32)

Net asset value, end of period	$ 11.19	$ 9.67	$ 9.27	$ 8.31	$ 8.26

Total Return
Total investment return based on net asset value(c)	16.13%	5.06%	12.31%	1.70%	(18.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,331	$1,807	$1,706	$1,550	$1,440
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.73%	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	2.25%	2.31%	2.22%	2.32	%+	2.53%
Net investment income (loss)(b)	(.07	) %	.24%	.76%	.31	%+	.85%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.87	$ 9.47	$ 8.48	$ 8.43	$ 10.83

Income From Investment Operations
Net investment income(a)(b)	.10	.12	.16	.11	.13
Net realized and unrealized gain (loss) on investment transactions	1.59	.45	.99	.12	(2.14)

Net increase (decrease) in net asset value from operations	1.69	.57	1.15	.23	(2.01)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.17)	(.16)	(.13)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.13)	(.17)	(.16)	(.18)	(.39)

Net asset value, end of period	$ 11.43	$ 9.87	$ 9.47	$ 8.48	$ 8.43

Total Return
Total investment return based on net asset value(c)	17.30%	6.19%	13.51%	2.58%	(17.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,979	$6,623	$6,702	$6,481	$4,473
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.73%	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.23%	1.24%	1.13%	1.27	%+	1.46%
Net investment income(b)	.88%	1.25%	1.62%	1.26	%+	1.81%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.72	$ 9.32	$ 8.35	$ 8.31	$ 10.70

Income From Investment Operations
Net investment income(a)(b)	.06	.08	.12	.07	.10
Net realized and unrealized gain (loss) on investment transactions	1.57	.42	.98	.11	(2.13)

Net increase (decrease) in net asset value from operations	1.63	.50	1.10	.18	(2.03)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.10)	(.13)	(.09)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.09)	(.10)	(.13)	(.14)	(.36)

Net asset value, end of period	$ 11.26	$ 9.72	$ 9.32	$ 8.35	$ 8.31

Total Return
Total investment return based on net asset value(c)	16.82%	5.45%	13.08%	2.11%	(18.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,830	$16,215	$18,555	$16,927	$12,833
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.23%	1.23%	1.24	%+	1.22%
Expenses, before waivers/reimbursements(d)	1.73%	1.69%	1.69%	1.76	%+	1.90%
Net investment income(b)	.57%	.80%	1.22%	.76	%+	1.34%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.75	$ 9.36	$ 8.40	$ 8.36	$ 10.74

Income From Investment Operations
Net investment income(a)(b)	.10	.11	.15	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.55	.42	.97	.11	(2.13)

Net increase (decrease) in net asset value from operations	1.65	.53	1.12	.20	(2.01)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.14)	(.16)	(.11)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.11)	(.14)	(.16)	(.16)	(.37)

Net asset value, end of period	$ 11.29	$ 9.75	$ 9.36	$ 8.40	$ 8.36

Total Return
Total investment return based on net asset value(c)	17.06%	5.84%	13.24%	2.35%	(17.95)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,474	$32,339	$39,787	$33,954	$26,638
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.98%	.98%	.99	%+	.97%
Expenses, before waivers/reimbursements(d)	1.43%	1.36%	1.37%	1.43	%+	1.60%
Net investment income(b)	.89%	1.14%	1.48%	1.02	%+	1.60%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.77	$ 9.39	$ 8.42	$ 8.38	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.09	.07	.17	.13	.13
Net realized and unrealized gain (loss) on investment transactions	1.59	.48	.98	.10	(2.13)

Net increase (decrease) in net asset value from operations	1.68	.55	1.15	.23	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.17)	(.18)	(.14)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	(.25)

Total dividends and distributions	(.16)	(.17)	(.18)	(.19)	(.40)

Net asset value, end of period	$ 11.29	$ 9.77	$ 9.39	$ 8.42	$ 8.38

Total Return
Total investment return based on net asset value(c)	17.34%	6.06%	13.53%	2.64%	(17.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,963	$8,540	$4,055	$4,734	$7,694
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.73%	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.11%	1.01%	1.05%	1.10	%+	1.27%
Net investment income(b)	.85%	.77%	1.71%	1.40	%+	1.81%
Portfolio turnover rate	16%	29%	17%	16%	6%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.06	$ 7.93	$ 7.15	$ 7.06		$ 8.59

Income From Investment Operations
Net investment income(a)(b)	.06	.07	.12	.07		.09
Net realized and unrealized gain (loss) on investment transactions	1.28	.35	.84	.10		(1.48)

Net increase (decrease) in net asset value from operations	1.34	.42	.96	.17		(1.39)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.12)	(.08)		(.03)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.57)	(.29)	(.18)	(.08)		(.14)

Net asset value, end of period	$ 8.83	$ 8.06	$ 7.93	$ 7.15		$ 7.06

Total Return
Total investment return based on net asset value(c)	17.30%	5.74%	13.30%	2.29%		(15.77)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,772	$4,770	$4,223	$4,427		$3,462
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.03%	1.04%+	1.04	%+	1.02%
Expenses, before waivers/reimbursements(d)	2.51%	2.86%	2.77%+	3.56	%+	7.11%
Net investment income(b)	.74%	.94%	1.45%+	1.00	%+	1.40%
Portfolio turnover rate	31%	57%	32%	17%		46%

See footnote summary on page 256.

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31,
	2013		2012	2011	2010		2009

Net asset value, beginning of period	$ 7.97		$ 7.83	$ 7.08	$ 7.00		$ 8.56

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(e)	.02	.06	.02		.06
Net realized and unrealized gain (loss) on investment transactions	1.26		.35	.83	.10		(1.50)

Net increase (decrease) in net asset value from operations	1.26		.37	.89	.12		(1.44)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	(.08)	(.04)		(.01)
Distributions from net realized gain on investment transactions	(.51)		(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.51)		(.23)	(.14)	(.04)		(.12)

Net asset value, end of period	$ 8.72		$ 7.97	$ 7.83	$ 7.08		$ 7.00

Total Return
Total investment return based on net asset value(c)	16.44%		5.06%	12.40%	1.66%		(16.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37		$32	$31	$31		$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%		1.73%	1.74%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	3.61%		3.64%	3.57%+	4.44	%+	8.64%
Net investment income (loss)(b)	(.05)%		.27%	.71%+	.31	%+	.93%
Portfolio turnover rate	31%		57%	32%	17%		46%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2050 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.00	$ 7.84	$ 7.09	$ 7.00	$ 8.56

Income From Investment Operations
Net investment income(a)(b)	.00	(e)	.00	(e)	.05	.02	.05
Net realized and unrealized gain (loss) on investment transactions	1.27	.38	.84	.11	(1.49)

Net increase (decrease) in net asset value from operations	1.27	.38	.89	.13	(1.44)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	(.08)	(.04)	(.01)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.56)	(.22)	(.14)	(.04)	(.12)

Net asset value, end of period	$ 8.71	$ 8.00	$ 7.84	$ 7.09	$ 7.00

Total Return
Total investment return based on net asset value(c)	16.51%	5.13%	12.39%	1.80%	(16.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$506	$345	$315	$200	$120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.74	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	3.24%	3.57%	3.50	%+	4.31	%+	8.05%
Net investment income(b)	.04%	.01%	.60	%+	.22	%+	.81%
Portfolio turnover rate	31%	57%	32%	17%	46%
See footnote summary on page 256.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2050 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.12	$ 7.98	$ 7.19	$ 7.09	$ 8.62

Income From Investment Operations
Net investment income(a)(b)	.08	.16	.12	.09	.10
Net realized and unrealized gain (loss) on investment transactions	1.30	.29	.87	.10	(1.48)

Net increase (decrease) in net asset value from operations	1.38	.45	.99	.19	(1.38)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.14)	(.09)	(.04)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.51)	(.31)	(.20)	(.09)	(.15)

Net asset value, end of period	$ 8.99	$ 8.12	$ 7.98	$ 7.19	$ 7.09

Total Return
Total investment return based on net asset value(c)	17.67%	6.10%	13.63%	2.66%	(15.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114	$91	$958	$2,237	$1,178
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.74	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	2.20%	2.72%	2.50	%+	3.25	%+	6.75%
Net investment income(b)	.94%	1.87%	1.51	%+	1.24	%+	1.69%
Portfolio turnover rate	31%	57%	32%	17%	46%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.00	$ 7.86	$ 7.12	$ 7.06		$ 8.60

Income From Investment Operations
Net investment income(a)(b)	.06	.06	.09	.06		.07
Net realized and unrealized gain (loss) on investment transactions	1.25	.35	.84	.10		(1.48)

Net increase (decrease) in net asset value from operations	1.31	.41	.93	.16		(1.41)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.05)	(.13)	(.10)		(.02)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.59)	(.27)	(.19)	(.10)		(.13)

Net asset value, end of period	$ 8.72	$ 8.00	$ 7.86	$ 7.12		$ 7.06

Total Return
Total investment return based on net asset value(c)	17.07%	5.61%	12.97%	2.16%		(16.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,810	$3,403	$3,221	$2,443		$1,540
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.23%	1.24%+	1.24	%+	1.22%
Expenses, before waivers/reimbursements(d)	2.57%	2.83%	2.94%+	3.53	%+	6.38%
Net investment income(b)	.65%	.77%	1.12%+	.77	%+	1.12%
Portfolio turnover rate	31%	57%	32%	17%		46%

See footnote summary on page 256.

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.01	$ 7.89	$ 7.14	$ 7.08		$ 8.61

Income From Investment Operations
Net investment income(a)(b)	.06	.11	.12	.07		.07
Net realized and unrealized gain (loss) on investment transactions	1.27	.31	.84	.10		(1.46)

Net increase (decrease) in net asset value from operations	1.33	.42	.96	.17		(1.39)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.08)	(.15)	(.11)		(.03)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.61)	(.30)	(.21)	(.11)		(.14)

Net asset value, end of period	$ 8.73	$ 8.01	$ 7.89	$ 7.14		$ 7.08

Total Return
Total investment return based on net asset value(c)	17.37%	5.81%	13.37%	2.33%		(15.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,992	$7,617	$11,785	$7,613		$3,959
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.98%	.99%+	.99	%+	.97%
Expenses, before waivers/reimbursements(d)	2.25%	2.50%	2.65%+	3.20	%+	6.14%
Net investment income(b)	.77%	1.39%	1.38%+	.95	%+	1.32%
Portfolio turnover rate	31%	57%	32%	17%		46%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.04	$ 7.91	$ 7.17	$ 7.09		$ 8.61

Income From Investment Operations
Net investment income(a)(b)	.07	.04	.14	.10		.10
Net realized and unrealized gain (loss) on investment transactions	1.27	.41	.83	.11		(1.48)

Net increase (decrease) in net asset value from operations	1.34	.45	.97	.21		(1.38)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.10)	(.17)	(.13)		(.03)
Distributions from net realized gain on investment transactions	(.51)	(.22)	(.06)	– 0	–	(.11)

Total dividends and distributions	(.64)	(.32)	(.23)	(.13)		(.14)

Net asset value, end of period	$ 8.74	$ 8.04	$ 7.91	$ 7.17		$ 7.09

Total Return
Total investment return based on net asset value(c)	17.53%	6.25%	13.42%	2.84%		(15.59)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,936	$6,206	$1,077	$707		$787
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.74%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	1.91%	2.17%	2.32%+	2.94	%+	6.02%
Net investment income(b)	.86%	.46%	1.63%+	1.31	%+	1.67%
Portfolio turnover rate	31%	57%	32%	17%		46%

See footnote summary on page 256.

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.17	$ 7.88	$ 7.01	$ 6.87	$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.05	.07	.12	.07	.07
Net realized and unrealized gain (loss) on investment transactions	1.34	.38	.78	.08	(1.54)

Net increase (decrease) in net asset value from operations	1.39	.45	.90	.15	(1.47)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.03)	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.22)	(.16)	(.03)	(.01)	(.04)

Net asset value, end of period	$ 9.34	$ 8.17	$ 7.88	$ 7.01	$ 6.87

Total Return
Total investment return based on net asset value(c)	17.27%	5.95%	12.87%	2.19%	(17.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,952	$1,215	$997	$867	$690
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.03%	1.04	%+	1.04	%+	1.02%
Expenses, before waivers/reimbursements(d)	5.63%	7.71%	8.54	%+	11.83	%+	23.03%
Net investment income(b)	.58%	.88%	1.43	%+	.99	%+	1.20%
Portfolio turnover rate	23%	46%	49%	47%	83%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class B
	Year Ended August 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 7.94	$ 7.72	$ 6.88		$ 6.78		$ 8.34

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.02	.06		.02		.05
Net realized and unrealized gain (loss) on investment transactions	1.29	.36	.78		.08		(1.57)

Net increase (decrease) in net asset value from operations	1.28	.38	.84		.10		(1.52)

Less: Dividends and Distributions
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Net asset value, end of period	$ 9.00	$ 7.94	$ 7.72		$ 6.88		$ 6.78

Total Return
Total investment return based on net asset value(c)	16.37%	5.16%	12.21%		1.48%		(18.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39	$31	$26		$19		$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.74	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	6.76%	8.48%	9.39	%+	12.87	%+	24.65%
Net investment income (loss)(b)	(.09)%	.24%	.69	%+	.30	%+	.85%
Portfolio turnover rate	23%	46%	49%		47%		83%

See footnote summary on page 256.

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 7.92	$ 7.71	$ 6.87	$ 6.77	$ 8.34

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	(.02)	.05	.02	.08
Net realized and unrealized gain (loss) on investment transactions	1.30	.40	.79	.08	(1.61)

Net increase (decrease) in net asset value from operations	1.28	.38	.84	.10	(1.53)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.22)	(.17)	– 0	–	– 0	–	(.04)

Net asset value, end of period	$ 8.98	$ 7.92	$ 7.71	$ 6.87	$ 6.77

Total Return
Total investment return based on net asset value(c)	16.41%	5.14%	12.23%	1.48%	(18.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$353	$191	$70	$45	$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.73%	1.74	%+	1.74	%+	1.72%
Expenses, before waivers/reimbursements(d)	6.39%	8.31%	9.12	%+	12.44	%+	24.79%
Net investment income (loss)(b)	(.23)%	(.21)%	.60	%+	.21	%+	1.34%
Portfolio turnover rate	23%	46%	49%	47%	83%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.23	$ 7.92	$ 7.04	$ 6.90	$ 8.41

Income From Investment Operations
Net investment income(a)(b)	.10	.14	.12	.09	.10
Net realized and unrealized gain (loss) on investment transactions	1.33	.33	.81	.08	(1.57)

Net increase (decrease) in net asset value from operations	1.43	.47	.93	.17	(1.47)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.05)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.22)	(.16)	(.05)	(.03)	(.04)

Net asset value, end of period	$ 9.44	$ 8.23	$ 7.92	$ 7.04	$ 6.90

Total Return
Total investment return based on net asset value(c)	17.64%	6.18%	13.23%	2.43%	(17.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$46	$138	$531	$248
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.74	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	5.40%	7.72%	9.44	%+	11.33	%+	22.45%
Net investment income(b)	1.07%	1.70%	1.43	%+	1.23	%+	1.68%
Portfolio turnover rate	23%	46%	49%	47%	83%

See footnote summary on page 256.

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 7.76	$ 7.54	$ 6.81	$ 6.79	$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.09	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.26	.34	.78	.09	(1.58)

Net increase (decrease) in net asset value from operations	1.30	.40	.87	.14	(1.50)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	(.14)	(.12)	(.05)
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.22)	(.18)	(.14)	(.12)	(.09)

Net asset value, end of period	$ 8.84	$ 7.76	$ 7.54	$ 6.81	$ 6.79

Total Return
Total investment return based on net asset value(c)	17.02%	5.63%	12.70%	1.97%	(17.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$861	$750	$765	$484	$268
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.23%	1.24	%+	1.24	%+	1.22%
Expenses, before waivers/reimbursements(d)	4.80%	6.70%	7.96	%+	10.49	%+	20.50%
Net investment income(b)	.43%	.82%	1.10	%+	.72	%+	1.33%
Portfolio turnover rate	23%	46%	49%	47%	83%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 7.83	$ 7.60	$ 6.86		$ 6.83		$ 8.41

Income From Investment Operations
Net investment income(a)(b)	.07	.09	.11		.07		.08
Net realized and unrealized gain (loss) on investment transactions	1.26	.34	.79		.09		(1.57)

Net increase (decrease) in net asset value from operations	1.33	.43	.90		.16		(1.49)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.04)	(.16)		(.13)		(.05)
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.33)	(.20)	(.16)		(.13)		(.09)

Net asset value, end of period	$ 8.83	$ 7.83	$ 7.60		$ 6.86		$ 6.83

Total Return
Total investment return based on net asset value(c)	17.42%	5.94%	12.95%		2.22%		(17.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,163	$2,563	$2,844		$1,906		$1,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.98%	.99	%+	.99	%+	.97%
Expenses, before waivers/reimbursements(d)	4.50%	6.35%	7.69	%+	10.25	%+	19.84%
Net investment income(b)	.78%	1.21%	1.37	%+	1.00	%+	1.46%
Portfolio turnover rate	23%	46%	49%		47%		83%

See footnote summary on page 256.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 7.85	$ 7.62	$ 6.87		$ 6.84		$ 8.41

Income From Investment Operations
Net investment income(a)(b)	.07	.03	.14		.11		.10
Net realized and unrealized gain (loss) on investment transactions	1.27	.41	.78		.06		(1.57)

Net increase (decrease) in net asset value from operations	1.34	.44	.92		.17		(1.47)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.05)	(.17)		(.14)		(.06)
Distributions from net realized gain on investment transactions	(.22)	(.16)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.35)	(.21)	(.17)		(.14)		(.10)

Net asset value, end of period	$ 8.84	$ 7.85	$ 7.62		$ 6.87		$ 6.84

Total Return
Total investment return based on net asset value(c)	17.59%	6.16%	13.32%		2.44%		(17.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,098	$1,668	$118		$60		$186
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73%	.74	%+	.74	%+	.72%
Expenses, before waivers/reimbursements(d)	4.15%	5.71%	7.41	%+	10.23	%+	19.85%
Net investment income(b)	.80%	.33%	1.69	%+	1.58	%+	1.62%
Portfolio turnover rate	23%	46%	49%		47%		83%

See footnote summary on page 256.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or redemption of strategy shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the years ended August 31, 2013, the estimated annualized blended expense ratios were .04% for each of the Strategies. For the year ended August 31, 2012, the estimated annualized blended expense ratios were .03% for Strategies 2000, 2040, 2045, 2050 and 2055, and .04% for Strategies 2005, 2010, 2015, 2020, 2025, 2030 and 2035. For the year ended August 31, 2011, the estimated annualized blended expense ratios were .05% for Strategies 2000, 2005, 2010, 2015, 2020 and 2025, and .04% for Strategies 2030 and 2035 and .03% for Strategies 2040 and 2045 and .02% for Strategies 2050 and 2055.For the year ended August 31, 2010, the estimated annualized blended expense ratios was .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the year ended August 31, 2009, the estimated annualized blended expense ratios were .04% for each of the Strategies.

(e)	Amount is less than $.005.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Blended Style Series, Inc. (comprising, respectively, AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy) (the “Fund”) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 1, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective strategies constituting AllianceBernstein Blended Style Series, Inc. at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2013

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2013. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
2000 Retirement Strategy	14.91%	57.87%
2005 Retirement Strategy	13.93%	47.38%
2010 Retirement Strategy	18.74%	44.82%
2015 Retirement Strategy	23.70%	39.04%
2020 Retirement Strategy	30.44%	32.78%
2025 Retirement Strategy	39.41%	25.86%
2030 Retirement Strategy	43.91%	19.31%
2035 Retirement Strategy	76.48%	13.86%
2040 Retirement Strategy	92.61%	7.72%
2045 Retirement Strategy	68.87%	5.46%
2050 Retirement Strategy	87.50%	6.11%
2055 Retirement Strategy	97.88%	7.60%

For the taxable year ended August 31, 2013, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
2000 Retirement Strategy	$54,417
2005 Retirement Strategy	86,346
2010 Retirement Strategy	413,401
2015 Retirement Strategy	1,153,368
2020 Retirement Strategy	1,982,901
2025 Retirement Strategy	1,970,608
2030 Retirement Strategy	1,990,572
2035 Retirement Strategy	1,602,133
2040 Retirement Strategy	1,474,870
2045 Retirement Strategy	1,108,513
2050 Retirement Strategy	295,544
2055 Retirement Strategy	93,810

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2) , Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of the AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 81 (2002)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2002)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and the Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago office tax department. He is a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August, 2013

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Christopher H. Nikolich 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Patrick J. Rudden 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 6-8, 2013:

•	AllianceBernstein 2000 Retirement Strategy

•	AllianceBernstein 2005 Retirement Strategy

•	AllianceBernstein 2010 Retirement Strategy

•	AllianceBernstein 2015 Retirement Strategy

•	AllianceBernstein 2020 Retirement Strategy

•	AllianceBernstein 2025 Retirement Strategy

•	AllianceBernstein 2030 Retirement Strategy

•	AllianceBernstein 2035 Retirement Strategy

•	AllianceBernstein 2040 Retirement Strategy

•	AllianceBernstein 2045 Retirement Strategy

•	AllianceBernstein 2050 Retirement Strategy

•	AllianceBernstein 2055 Retirement Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each of the Strategies was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid in respect of a Strategy, result in a higher rate of total compensation from such Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the following Strategies was not profitable to it for the years indicated: (i) the 2015 Retirement Strategy in 2011, and (ii) the 2000, 2005, 2010, 2045, 2050 and 2055 Strategies in 2011 or 2012. The directors were satisfied that the Adviser’s level of profitability from its relationship with the 2015 Strategy in 2012, and the 2020, 2025, 2030, 2035 and 2040 Strategies in 2011 and 2012, was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower (and a Strategy’s unprofitability to the Adviser would be exacerbated) without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and a composite benchmark (the “Composite Benchmark”) in each case for various periods ended May 31, 2013 and (in the case of comparisons with the Composite Benchmark) the period since inception. The Composite Benchmark for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the MSCI All Country World Commodity Producers Index, the Barclays Capital (BC) U.S. Aggregate Bond Index, the BofA Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index, the Standard & Poor’s 500 Stock Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Benchmark differed for the various Strategies, depending on the extent to which a Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its Composite Benchmark in all periods. The directors noted that at their November 2011 meeting they had approved changes to the Strategy’s primary benchmark (to the Barclays Index from the S&P Index) and the secondary benchmark (to the S&P Index from the Barclays Index). Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy’s assets.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy (September 2005 inception). was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the recent years was acceptable.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in recent years was acceptable.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in recent years was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) and its Composite Benchmark in all periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and lagged it in the 5-year period and

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

the period since inception. Based on their review, the directors concluded that the Strategy’s performance in the 1-year period was satisfactory. The directors determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges other non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer. The directors noted that the institutional fee schedule had lower fee rates and breakpoints at lower asset levels than the fee schedule applicable to the Strategies. The application of the institutional fee schedule to the level of assets of any Strategy would result in a fee rate lower than the rate being paid by the Strategy. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate plus the administrative expense reimbursement (where it had not been waived by the Adviser) was lower than its Expense Group median. The directors noted that each Strategy’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median. The directors concluded that each Strategy’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Pages 277-475 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2013 audited financial statements, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,112.9

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,123.1

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $947.1

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Belgium, Brazil, Denmark, India, Israel, Mexico, Poland, Portugal, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $940.7

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Belgium, Cyprus, Finland, Indonesia, Luxembourg, Portugal, Sri Lanka and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $935.8

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,041.5

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	All data are as of August 31, 2013. The Portfolio’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Brazil, China, India, Indonesia, Ireland, Israel, Italy, Kazakhstan, Malaysia, Mexico, New Zealand, Peru, Poland, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Switzerland, Turkey and United Arab Emirates.

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $753.5

Total Investments ($mil): $1,105.6

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	97.0%
Non-U.S.	—
Non-Inflation Exposure	3.0%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	19.6%
Asset-Backed Securities	11.6%
Commercial Mortgage-Backed Securities	10.8%
Corporates – Non-Investment Grades	1.8%
Mortgage Pass-Throughs	1.4%
Local Governments – Municipal Bonds	1.3%
Quasi-Sovereigns	1.2%
Governments – Sovereign Bonds	0.3%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	66.1%
Corporates – Investment Grades	13.0%
Asset-Backed Securities	7.9%
Commercial Mortgage-Backed Securities	7.3%
Corporates – Non-Investment Grades	1.2%
Mortgage Pass-Throughs	1.0%
Local Governments – Municipal Bonds	0.9%
Quasi-Sovereigns	0.8%
Governments – Sovereign Bonds	0.2%
Emerging Markets – Corporate Bonds	0.2%
Preferred Stocks	0.1%
Short-Term	1.3%

*	All data are as of August 31, 2013. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $366.6

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Options Purchased – Calls, Options Purchased – Puts and Warrants.

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $312.0

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $316.7

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $724.2

*	All data are as of August 31, 2013. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio’s also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,590.0

TEN LARGEST HOLDINGS**

August 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares MSCI Emerging Markets ETF	$65,639,542	4.1%
Apple, Inc.	14,981,658	1.0
Exxon Mobil Corp.	12,760,486	0.8
Microsoft Corp.	8,226,420	0.5
Johnson & Johnson	7,889,233	0.5
General Electric Co.	7,860,658	0.5
Chevron Corp.	7,647,305	0.5
Google, Inc. – Class A	7,410,375	0.5
Procter & Gamble Co. (The)	6,955,577	0.4
Berkshire Hathaway, Inc.	6,628,712	0.4
	$145,999,966	9.2%

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 29.8%
Capital Markets – 1.6%
E*Trade Financial Corp.(a)	247,200	$3,470,688
Goldman Sachs Group, Inc. (The)	65,000	9,888,450
State Street Corp.	70,800	4,723,776

		18,082,914

Commercial Banks – 6.0%
CIT Group, Inc.(a)	374,800	17,941,676
Fifth Third Bancorp	116,500	2,130,785
KeyCorp	182,300	2,127,441
Regions Financial Corp.	151,100	1,420,340
SunTrust Banks, Inc.	84,800	2,715,296
US Bancorp/MN	158,000	5,708,540
Wells Fargo & Co.	834,900	34,297,692

		66,341,770

Consumer Finance – 3.3%
Capital One Financial Corp.	337,700	21,798,535
Discover Financial Services	310,300	14,661,675

		36,460,210

Diversified Financial Services – 6.8%
Bank of America Corp.	2,229,100	31,474,892
Citigroup, Inc.	631,300	30,510,729
JPMorgan Chase & Co.	281,600	14,229,248

		76,214,869

Insurance – 12.1%
American Financial Group, Inc./OH	137,826	7,102,174
American International Group, Inc.(a)	456,400	21,204,344
Aon PLC	137,300	9,113,974
Berkshire Hathaway, Inc.(a)	81,600	9,075,552
Chubb Corp. (The)	177,200	14,737,724
Everest Re Group Ltd.	80,600	11,038,170
Fidelity National Financial, Inc. – Class A	325,000	7,705,750
Genworth Financial, Inc. – Class A(a)	720,500	8,501,900
Lincoln National Corp.	233,100	9,799,524
PartnerRe Ltd.	135,600	11,817,540
Reinsurance Group of America, Inc. – Class A	130,900	8,483,629
Torchmark Corp.	42,900	2,955,381
Travelers Cos., Inc. (The)	74,500	5,952,550
XL Group PLC	227,600	6,727,856

		134,216,068

		331,315,831

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.2%
Energy Equipment & Services – 1.9%
Diamond Offshore Drilling, Inc.	12,502	$800,503
Halliburton Co.	232,900	11,179,200
Helix Energy Solutions Group, Inc.(a)	233,900	5,854,517
Nabors Industries Ltd.	252,200	3,883,880

		21,718,100

Oil, Gas & Consumable Fuels – 12.3%
Chevron Corp.	268,500	32,335,455
Exxon Mobil Corp.	525,300	45,785,148
HollyFrontier Corp.	30,100	1,338,848
Marathon Petroleum Corp.	204,200	14,806,542
Occidental Petroleum Corp.	165,000	14,554,650
Phillips 66	86,400	4,933,440
Royal Dutch Shell PLC (ADR)	127,300	8,222,307
Valero Energy Corp.	407,100	14,464,263

		136,440,653

		158,158,753

Health Care – 13.5%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	67,900	5,102,685

Health Care Equipment & Supplies – 1.6%
Medtronic, Inc.	345,600	17,884,800

Health Care Providers & Services – 3.6%
Aetna, Inc.	195,700	12,405,423
Health Net, Inc./CA(a)	194,000	5,854,920
WellPoint, Inc.	258,900	22,042,746

		40,303,089

Pharmaceuticals – 7.8%
Johnson & Johnson	249,300	21,542,013
Merck & Co., Inc.	282,200	13,345,238
Pfizer, Inc.	1,506,000	42,484,260
Roche Holding AG (Sponsored ADR)	145,000	9,027,700

		86,399,211

		149,689,785

Consumer Discretionary – 11.7%
Auto Components – 1.4%
Lear Corp.	54,300	3,733,125
Magna International, Inc. (New York) – Class A(b)	58,100	4,484,739
TRW Automotive Holdings Corp.(a)	99,100	6,844,837

		15,062,701

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.2%
Ford Motor Co.	847,100	$13,714,549

Household Durables – 1.0%
PulteGroup, Inc.	729,600	11,228,544

Media – 4.1%
Gannett Co., Inc.	370,500	8,925,345
Liberty Global PLC(a)	58,895	4,574,963
Liberty Global PLC – Series C(a)	106,200	7,808,886
Regal Entertainment Group – Class A	169,200	3,026,988
Time Warner, Inc.	134,000	8,111,020
Twenty-First Century Fox, Inc.	69,600	2,180,568
Viacom, Inc. – Class B	144,300	11,480,508

		46,108,278

Multiline Retail – 1.0%
Macy’s, Inc.	240,700	10,694,301

Specialty Retail – 3.0%
Abercrombie & Fitch Co. – Class A	182,500	6,444,075
GameStop Corp. – Class A	133,600	6,708,056
Staples, Inc.	96,200	1,338,142
TJX Cos., Inc.	354,400	18,683,968

		33,174,241

		129,982,614

Information Technology – 8.4%
Communications Equipment – 2.0%
Cisco Systems, Inc.	559,700	13,046,607
Harris Corp.	160,100	9,066,463

		22,113,070

Computers & Peripherals – 2.9%
Apple, Inc.	24,600	11,981,430
Hewlett-Packard Co.	920,700	20,568,438

		32,549,868

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(a)	32,000	1,485,440

Office Electronics – 0.2%
Xerox Corp.	200,255	1,998,545

Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.	596,000	8,945,960
Micron Technology, Inc.(a)	406,000	5,509,420

		14,455,380

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.9%
CA, Inc.	47,600	$1,392,300
Electronic Arts, Inc.(a)	330,300	8,799,192
Symantec Corp.	418,000	10,704,980

		20,896,472

		93,498,775

Industrials – 6.0%
Aerospace & Defense – 0.4%
Northrop Grumman Corp.	47,900	4,419,733

Airlines – 0.9%
Delta Air Lines, Inc.	506,400	9,991,272

Industrial Conglomerates – 3.1%
General Electric Co.	1,492,700	34,541,078

Machinery – 1.6%
Illinois Tool Works, Inc.	184,400	13,179,068
Parker Hannifin Corp.	14,000	1,399,300
Timken Co.	63,300	3,548,598

		18,126,966

		67,079,049

Materials – 4.2%
Chemicals – 3.2%
Axiall Corp.	181,000	7,245,430
Huntsman Corp.	533,300	9,332,750
LyondellBasell Industries NV	276,100	19,368,415

		35,946,595

Containers & Packaging – 1.0%
Rock Tenn Co.	101,000	11,222,110

		47,168,705

Consumer Staples – 3.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	43,900	1,641,860

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	55,100	3,198,555
Kroger Co. (The)	464,600	17,004,360

		20,202,915

Household Products – 0.9%
Procter & Gamble Co. (The)	127,900	9,962,131

Tobacco – 0.7%
Philip Morris International, Inc.	97,600	8,143,744

		39,950,650

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 3.4%
Electric Utilities – 2.2%
Edison International	283,200	$12,996,048
NV Energy, Inc.	484,500	11,361,525

		24,357,573

Gas Utilities – 0.8%
Atmos Energy Corp.	223,400	9,014,190

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,899,108
Sempra Energy	36,800	3,106,656

		5,005,764

		38,377,527

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	712,000	24,086,960

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC (Sponsored ADR)	407,800	13,192,330

		37,279,290

Total Common Stocks (cost $889,835,262)		1,092,500,979

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(c) (cost $28,913,456)	28,913,456	28,913,456

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $918,748,718)		1,121,414,435

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,618,950)	4,618,950	4,618,950

Total Investments – 101.2% (cost $923,367,668)		1,126,033,385
Other assets less liabilities – (1.2)%		(13,141,737)

Net Assets – 100.0%		$1,112,891,648

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 29.6%
Communications Equipment – 0.8%
QUALCOMM, Inc.	137,000	$9,080,360

Computers & Peripherals – 5.1%
Apple, Inc.	96,300	46,902,915
EMC Corp./MA	390,750	10,073,535

		56,976,450

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	106,320	8,055,866

Internet Software & Services – 10.7%
eBay, Inc.(a)	534,633	26,726,304
Facebook, Inc. – Class A(a)	774,090	31,954,435
Google, Inc. – Class A(a)	53,255	45,101,660
LinkedIn Corp. – Class A(a)	69,010	16,565,160

		120,347,559

IT Services – 7.2%
Cognizant Technology Solutions Corp. – Class A(a)	689,760	50,559,408
Visa, Inc. – Class A	175,050	30,532,221

		81,091,629

Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	485,550	8,040,708

Software – 4.4%
ANSYS, Inc.(a)	250,920	21,072,262
Citrix Systems, Inc.(a)	300,840	21,290,447
Red Hat, Inc.(a)	125,550	6,342,786

		48,705,495

		332,298,067

Health Care – 17.3%
Biotechnology – 8.6%
Biogen Idec, Inc.(a)	185,627	39,542,264
Celgene Corp.(a)	183,540	25,691,929
Gilead Sciences, Inc.(a)	358,840	21,627,287
Quintiles Transnational Holdings, Inc.(a)	234,790	10,157,015

		97,018,495

Health Care Equipment & Supplies – 2.1%
Intuitive Surgical, Inc.(a)	59,840	23,129,357

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.5%
McKesson Corp.	74,470	$9,041,403
UnitedHealth Group, Inc.	414,475	29,734,436

		38,775,839

Life Sciences Tools & Services – 1.3%
Illumina, Inc.(a)	132,700	10,329,368
Mettler-Toledo International, Inc.(a)	20,959	4,615,800

		14,945,168

Pharmaceuticals – 1.8%
Allergan, Inc./United States	227,550	20,110,869

		193,979,728

Consumer Discretionary – 16.0%
Hotels, Restaurants & Leisure – 2.5%
Chipotle Mexican Grill, Inc. – Class A(a)	20,790	8,485,854
Starbucks Corp.	279,050	19,678,606

		28,164,460

Internet & Catalog Retail – 5.7%
Amazon.com, Inc.(a)	86,320	24,254,194
priceline.com, Inc.(a)	42,440	39,831,213

		64,085,407

Media – 5.3%
Comcast Corp. – Class A	500,320	21,058,469
Liberty Media Corp.(a)	106,270	14,503,729
Walt Disney Co. (The)	400,676	24,373,121

		59,935,319

Specialty Retail – 0.8%
O’Reilly Automotive, Inc.(a)	75,750	9,295,283

Textiles, Apparel & Luxury Goods – 1.7%
Michael Kors Holdings Ltd.(a)	124,360	9,213,832
VF Corp.	50,840	9,517,757

		18,731,589

		180,212,058

Industrials – 13.5%
Aerospace & Defense – 5.8%
Boeing Co. (The)	396,800	41,235,456
Precision Castparts Corp.	114,828	24,256,267

		65,491,723

Airlines – 1.3%
Copa Holdings SA – Class A	111,284	14,553,721

Commercial Services & Supplies – 0.6%
Stericycle, Inc.(a)	57,363	6,456,779

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	94,497	$4,055,811
Sensata Technologies Holding NV(a)	275,210	10,259,829

		14,315,640

Industrial Conglomerates – 2.4%
Danaher Corp.	410,569	26,900,481

Machinery – 0.6%
Flowserve Corp.	120,192	6,705,512

Trading Companies & Distributors – 1.5%
WW Grainger, Inc.	71,000	17,561,850

		151,985,706

Consumer Staples – 6.6%
Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	189,490	21,198,246

Food Products – 2.0%
Green Mountain Coffee Roasters, Inc.(a)	58,890	5,082,796
Hershey Co. (The)	181,000	16,642,950

		21,725,746

Personal Products – 0.7%
Estee Lauder Cos., Inc. (The) – Class A	122,250	7,990,260

Tobacco – 2.0%
Philip Morris International, Inc.	271,675	22,668,562

		73,582,814

Financials – 6.5%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	91,490	15,948,537
BlackRock, Inc. – Class A	37,640	9,798,445

		25,746,982

Diversified Financial Services – 3.8%
IntercontinentalExchange, Inc.(a)	238,931	42,947,847

Insurance – 0.4%
Brown & Brown, Inc.	136,560	4,252,478

		72,947,307

Energy – 6.0%
Energy Equipment & Services – 4.1%
Oceaneering International, Inc.	117,740	9,134,269
Schlumberger Ltd.	454,013	36,747,812

		45,882,081

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.9%
EOG Resources, Inc.	52,751	$8,284,545
Noble Energy, Inc.	220,514	13,546,175

		21,830,720

		67,712,801

Materials – 1.6%
Chemicals – 1.6%
Monsanto Co.	186,895	18,295,152

Total Common Stocks (cost $799,673,517)		1,091,013,633

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $41,095,145)	41,095,145	41,095,145

Total Investments – 100.8% (cost $840,768,662)		1,132,108,778
Other assets less liabilities – (0.8)%		(9,024,572)

Net Assets – 100.0%		$1,123,084,206

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 26.0%
Capital Markets – 2.4%
Deutsche Bank AG (REG)	183,427	$7,962,709
Macquarie Group Ltd.	385,980	14,958,705

		22,921,414

Commercial Banks – 15.6%
Banco do Brasil SA	751,900	7,263,897
Bank Hapoalim BM	754,650	3,486,408
Bank of Baroda	422,900	2,953,945
Bank of Montreal	142,860	8,966,557
Bank of Nova Scotia	104,910	5,826,673
Barclays PLC	1,455,330	6,375,228
China Construction Bank Corp. – Class H	9,612,000	7,023,677
HSBC Holdings PLC	1,839,430	19,258,743
Industrial & Commercial Bank of China Ltd. – Class H	11,092,000	7,253,120
KB Financial Group, Inc.	230,932	7,367,166
Lloyds Banking Group PLC(a)	10,408,640	11,707,869
Mitsubishi UFJ Financial Group, Inc.	2,395,800	13,962,255
National Australia Bank Ltd.	398,800	11,454,038
National Bank of Canada	56,200	4,353,326
Sberbank of Russia (Sponsored ADR)	616,001	6,480,331
Societe Generale SA	293,070	12,834,518
State Bank of India	165,060	3,800,552
Sumitomo Mitsui Financial Group, Inc.	165,900	7,292,275

		147,660,578

Diversified Financial Services – 2.7%
ING Groep NV(a)	1,461,700	15,914,424
ORIX Corp.	666,200	9,077,593

		24,992,017

Insurance – 2.3%
Ageas	79,360	3,120,723
AIA Group Ltd.	769,000	3,356,056
Aviva PLC	982,260	5,879,477
Muenchener Rueckversicherungs AG	27,300	4,974,606
Suncorp Group Ltd.	435,576	4,757,980

		22,088,842

Real Estate Investment Trusts (REITs) – 0.9%
Mexico Real Estate Management SA de CV(a)	2,079,490	3,697,978
Stockland	1,547,942	5,119,891

		8,817,869

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.1%
Aeon Mall Co., Ltd.	217,900	$5,665,052
China Overseas Land & Investment Ltd.	1,228,000	3,620,487
Evergrande Real Estate Group Ltd.(a)(b)	17,540,000	7,410,059
New World Development Co., Ltd.	2,357,836	3,289,645

		19,985,243

		246,465,963

Consumer Discretionary – 15.1%
Auto Components – 3.4%
Cie Generale des Etablissements Michelin – Class B	125,845	12,045,326
GKN PLC	1,370,610	6,967,538
Magna International, Inc. (Toronto) – Class A(b)	52,230	4,014,564
Valeo SA	126,550	9,525,085

		32,552,513

Automobiles – 6.0%
Honda Motor Co., Ltd.	260,300	9,333,121
Kia Motors Corp.	219,270	13,191,853
Mazda Motor Corp.(a)	1,672,000	6,656,322
Nissan Motor Co., Ltd.	852,100	8,429,426
Renault SA	51,160	3,659,446
Tata Motors Ltd.	966,150	4,330,182
Volkswagen AG (Preference Shares)	48,070	10,933,381

		56,533,731

Hotels, Restaurants & Leisure – 1.5%
Autogrill SpA(a)	227,290	3,580,914
Ladbrokes PLC	1,346,973	3,856,751
Melco Crown Entertainment Ltd. (ADR)(a)	248,830	6,765,688

		14,203,353

Household Durables – 0.7%
Sony Corp.	313,900	6,247,523

Media – 0.9%
Liberty Global PLC – Series C(a)	113,360	8,335,361

Multiline Retail – 0.4%
Myer Holdings Ltd.(b)	1,584,090	3,861,390

Specialty Retail – 1.7%
Kingfisher PLC	582,010	3,473,122
Mr. Price Group Ltd.	67,275	818,895
Shimamura Co., Ltd.	44,700	4,548,709
Yamada Denki Co., Ltd.	244,340	7,695,786

		16,536,512

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA (SWX Europe)	51,760	$4,913,537

		143,183,920

Industrials – 10.2%
Aerospace & Defense – 3.7%
European Aeronautic Defence and Space Co. NV	283,388	16,318,086
MTU Aero Engines AG	40,291	3,620,607
Safran SA	127,999	7,103,699
Zodiac Aerospace	57,420	8,320,680

		35,363,072

Airlines – 1.8%
Japan Airlines Co., Ltd.	127,500	6,745,092
Qantas Airways Ltd.(a)	4,334,778	5,255,145
Turk Hava Yollari	1,634,693	5,039,217

		17,039,454

Building Products – 0.4%
Asahi Glass Co., Ltd.	712,000	4,141,925

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	750,200	10,022,002

Industrial Conglomerates – 1.8%
Hutchison Whampoa Ltd.	626,000	7,244,160
Siemens AG	32,320	3,423,206
Toshiba Corp.	1,483,000	5,844,128

		16,511,494

Marine – 0.4%
AP Moeller – Maersk A/S	439	3,737,027

Road & Rail – 0.4%
Canadian National Railway Co.	39,450	3,699,678

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,074,140

		96,588,792

Energy – 8.2%
Energy Equipment & Services – 2.0%
Aker Solutions ASA	447,617	6,785,052
Saipem SpA	248,630	5,534,546
Seadrill Ltd.	133,730	6,151,423

		18,471,021

Oil, Gas & Consumable Fuels – 6.2%
Cameco Corp.	222,800	4,241,090
Canadian Natural Resources Ltd.	148,280	4,524,560
China Petroleum & Chemical Corp. – Class H	6,752,200	4,862,123

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ENI SpA	443,700	$10,106,498
Gazprom OAO (Sponsored ADR)	891,010	6,954,333
JX Holdings, Inc.	943,400	4,956,918
LUKOIL OAO (London) (Sponsored ADR)	110,780	6,387,575
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	354,552	11,469,351
Suncor Energy, Inc. (Toronto)(b)	156,630	5,278,994

		58,781,442

		77,252,463

Health Care – 7.6%
Biotechnology – 1.5%
Actelion Ltd.(a)	216,120	14,686,218

Pharmaceuticals – 6.1%
GlaxoSmithKline PLC	890,660	22,714,999
Novartis AG	208,380	15,180,412
Roche Holding AG	79,160	19,731,825

		57,627,236

		72,313,454

Materials – 7.2%
Chemicals – 2.8%
Arkema SA	101,090	10,214,337
BASF SE	36,710	3,210,925
Koninklijke DSM NV	71,819	5,299,331
Nippon Shokubai Co., Ltd.	401,000	4,056,844
Teijin Ltd.	1,473,000	3,214,338

		25,995,775

Metals & Mining – 4.0%
Barrick Gold Corp.	213,080	4,068,204
Dowa Holdings Co., Ltd.	346,000	3,082,298
Goldcorp, Inc.	220,080	6,498,137
KGHM Polska Miedz SA	119,720	4,541,089
MMC Norilsk Nickel OJSC (ADR)	652,280	8,499,209
Rio Tinto PLC	243,340	10,986,745

		37,675,682

Paper & Forest Products – 0.4%
Duratex SA	792,300	4,011,393

		67,682,850

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 2.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,090,038	3,406,623
Nippon Telegraph & Telephone Corp.	192,900	9,786,139
TDC A/S	836,004	6,826,669
Vivendi SA	320,067	6,492,454

		26,511,885

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 4.2%
China Mobile Ltd.	784,500	$8,455,113
Rogers Communications, Inc. – Class B	80,320	3,171,470
Turkcell Iletisim Hizmetleri AS(a)	973,890	5,087,911
Vodafone Group PLC	7,118,957	22,933,832

		39,648,326

		66,160,211

Information Technology – 6.5%
Electronic Equipment, Instruments & Components – 1.1%
LG Display Co., Ltd.(a)	418,000	10,931,272

IT Services – 0.8%
Fujitsu Ltd.	2,052,000	7,534,335

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd.	11,630	14,258,502
SK Hynix, Inc.(a)	485,830	12,278,451
Sumco Corp.	564,100	4,670,729
Taiwan Semiconductor Manufacturing Co., Ltd.	2,048,000	6,789,891
Tokyo Electron Ltd.	114,100	4,723,043

		42,720,616

Software – 0.1%
Nintendo Co., Ltd.	5,200	587,980

		61,774,203

Consumer Staples – 6.1%
Beverages – 0.4%
Asahi Group Holdings Ltd.	169,100	4,183,739

Food & Staples Retailing – 2.4%
Koninklijke Ahold NV	771,330	12,288,224
Tesco PLC	607,460	3,452,164
WM Morrison Supermarkets PLC	1,562,670	7,030,729

		22,771,117

Food Products – 0.4%
Danone SA	48,930	3,643,345

Tobacco – 2.9%
British American Tobacco PLC	155,490	7,862,292
Imperial Tobacco Group PLC	289,150	9,560,493
Japan Tobacco, Inc.	296,500	10,014,244

		27,437,029

		58,035,230

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.9%
Electric Utilities – 1.4%
EDP - Energias de Portugal SA	2,033,080	$7,185,204
Electricite de France SA	235,410	6,594,233

		13,779,437

Multi-Utilities – 1.5%
Centrica PLC	1,177,720	7,048,795
National Grid PLC	599,710	6,904,104

		13,952,899

		27,732,336

Total Common Stocks (cost $841,197,403)		917,189,422

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(a)(c) (cost $0)	29,473	– 0	–

Total Investments Before Security Lending Collateral for Securities Loaned – 96.8% (cost $841,197,403)		917,189,422

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $18,855,762)	18,855,762	18,855,762

Total Investments – 98.8% (cost $860,053,165)		936,045,184
Other assets less liabilities – 1.2%		11,053,211

Net Assets – 100.0%		$947,098,395

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	147	September 2013	$5,219,534	$5,298,085	$78,551

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	14,264	USD	13,012	11/15/13	$375,781
BNP Paribas SA	USD	29,657	EUR	22,306	11/15/13	(168,285)
BNP Paribas SA	USD	22,026	SEK	144,257	11/15/13	(294,598)
Credit Suisse International	KRW	38,892,115	USD	34,705	11/15/13	(175,546)
Credit Suisse International	USD	15,145	JPY	1,493,159	11/15/13	68,268
Deutsche Bank AG London	CHF	14,832	USD	16,039	11/15/13	89,449
Deutsche Bank AG London	JPY	852,029	USD	8,431	11/15/13	(249,599)
Goldman Sachs Capital Markets LP	EUR	41,685	USD	55,857	11/15/13	749,971
Goldman Sachs Capital Markets LP	JPY	3,905,668	USD	40,443	11/15/13	650,709
Goldman Sachs Capital Markets LP	USD	68,219	CHF	62,813	11/15/13	(672,135)
HSBC Bank USA	GBP	4,956	USD	7,722	11/15/13	45,671
HSBC Bank USA	NOK	48,070	USD	8,072	11/15/13	238,675
JPMorgan Chase Bank, NA	HKD	52,466	USD	6,766	11/15/13	(986)
Royal Bank of Canada	USD	27,515	CAD	29,006	11/15/13	(25,312)
Royal Bank of Scotland PLC	CAD	27,520	USD	26,667	11/15/13	586,106
Royal Bank of Scotland PLC	USD	18,016	EUR	13,621	11/15/13	(8,736)
Standard Chartered Bank	KRW	4,143,709	USD	3,689	11/15/13	(27,426)
Standard Chartered Bank	USD	6,631	KRW	7,419,158	11/15/13	23,133
State Street Bank & Trust Co.	CAD	26,275	USD	25,447	11/15/13	545,782

						$1,750,922

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

International Value Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 25.6%
Capital Markets – 3.6%
UBS AG(a)	1,759,283	$33,992,155

Commercial Banks – 1.9%
HDFC Bank Ltd.	719,060	6,445,094
Sberbank of Russia (Sponsored ADR)	1,119,563	11,777,803

		18,222,897

Consumer Finance – 1.3%
Muthoot Finance Ltd.	2,371,299	4,048,431
Shriram Transport Finance Co., Ltd.	1,011,450	7,937,210

		11,985,641

Diversified Financial Services – 1.3%
IG Group Holdings PLC	1,378,920	12,142,689

Insurance – 9.5%
Admiral Group PLC	1,029,291	20,142,198
AIA Group Ltd.	4,673,800	20,397,316
BB Seguridade Participacoes SA	1,144,700	9,230,716
Lancashire Holdings Ltd.	1,524,222	16,990,321
Prudential PLC	1,356,330	22,686,044

		89,446,595

Real Estate Investment Trusts (REITs) – 0.3%
GLP J-Reit(b)	3,488	3,399,196

Real Estate Management & Development – 5.7%
Daito Trust Construction Co., Ltd.	106,400	9,711,548
Global Logistic Properties Ltd.	8,453,000	17,807,918
Hang Lung Properties Ltd.	5,536,000	17,242,163
Mitsubishi Estate Co., Ltd.	335,000	8,654,384

		53,416,013

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	1,693,330	18,601,092

		241,206,278

Consumer Discretionary – 20.9%
Auto Components – 0.5%
Nokian Renkaat OYJ	103,930	4,849,520

Automobiles – 4.2%
Nissan Motor Co., Ltd.	303,000	2,997,437
Toyota Motor Corp.	608,100	36,578,058

		39,575,495

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 2.6%
Estacio Participacoes SA	1,871,200	$13,771,568
Kroton Educacional SA	786,600	10,549,760

		24,321,328

Hotels, Restaurants & Leisure – 6.0%
Ajisen China Holdings Ltd.(b)	6,274,800	6,727,091
Galaxy Entertainment Group Ltd.(a)	1,829,000	11,104,952
Melco International Development Ltd.(b)	3,021,000	6,857,675
Sands China Ltd.	2,388,400	13,672,582
Sodexo	200,656	17,707,203

		56,069,503

Media – 1.5%
Naspers Ltd.	176,940	14,575,174

Specialty Retail – 1.7%
Belle International Holdings Ltd.	6,536,000	8,989,756
L’Occitane International SA	1,607,250	3,887,753
Sports Direct International PLC(a)	95,969	1,002,359
Zhongsheng Group Holdings Ltd.(b)	1,343,000	1,763,081

		15,642,949

Textiles, Apparel & Luxury Goods – 4.4%
Cie Financiere Richemont SA (SWX Europe)	134,180	12,737,603
Hugo Boss AG	21,620	2,634,420
Li & Fung Ltd.	14,624,000	21,465,926
LVMH Moet Hennessy Louis Vuitton SA	12,900	2,260,116
Samsonite International SA	1,066,100	2,760,853

		41,858,918

		196,892,887

Industrials – 16.4%
Aerospace & Defense – 0.2%
Zodiac Aerospace	13,400	1,941,782

Commercial Services & Supplies – 1.1%
Edenred	335,421	10,039,960

Machinery – 1.9%
FANUC Corp.	30,900	4,689,372
Komatsu Ltd.	612,800	13,309,351

		17,998,723

Professional Services – 12.5%
Bureau Veritas SA	855,148	25,788,640
Capita PLC	2,490,900	36,835,559
Intertek Group PLC	851,469	42,215,473
SGS SA	5,479	12,460,191

		117,299,863

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.7%
Globaltrans Investment PLC (Sponsored GDR)(c)	504,251	$6,711,581

		153,991,909

Consumer Staples – 16.3%
Beverages – 2.0%
Anheuser-Busch InBev NV	77,170	7,196,956
Diageo PLC	228,240	6,994,726
SABMiller PLC	97,450	4,644,893

		18,836,575

Food & Staples Retailing – 3.7%
Jeronimo Martins SGPS SA	678,678	13,185,374
Olam International Ltd.	17,267,370	19,366,771
Tsuruha Holdings, Inc.	25,700	2,315,862

		34,868,007

Household Products – 2.5%
Henkel AG & Co. KGaA	231,983	18,867,302
LG Household & Health Care Ltd.	10,890	4,797,648

		23,664,950

Tobacco – 8.1%
British American Tobacco PLC	701,629	35,477,602
Japan Tobacco, Inc.	1,186,000	40,056,976

		75,534,578

		152,904,110

Information Technology – 8.6%
Internet Software & Services – 3.8%
Baidu, Inc. (Sponsored ADR)(a)	104,243	14,128,054
Telecity Group PLC	1,034,399	13,150,829
Tencent Holdings Ltd.	182,100	8,509,159

		35,788,042

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd. (Preference Shares)	48,503	40,004,838
Taiwan Semiconductor Manufacturing Co., Ltd.	844,000	2,798,178

		42,803,016

Software – 0.3%
Dassault Systemes SA	20,950	2,677,034

		81,268,092

Materials – 4.4%
Chemicals – 1.8%
Essentra PLC	1,376,170	16,381,295

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.9%
Grasim Industries Ltd. (GDR)(c)	54,745	$1,884,796
Holcim Ltd.(a)	31,843	2,159,288
Semen Indonesia Persero Tbk PT	4,150,000	4,778,181

		8,822,265

Metals & Mining – 1.7%
BHP Billiton PLC	562,940	16,373,328

		41,576,888

Energy – 3.0%
Energy Equipment & Services – 1.4%
AMEC PLC	216,251	3,484,368
Technip SA	82,300	9,568,050

		13,052,418

Oil, Gas & Consumable Fuels – 1.6%
BG Group PLC	401,750	7,644,545
NovaTek OAO (Sponsored GDR)(c)	39,110	4,685,378
Petroleo Brasileiro SA (Sponsored ADR)	175,060	2,496,356

		14,826,279

		27,878,697

Health Care – 1.6%
Life Sciences Tools & Services – 1.0%
Eurofins Scientific	41,698	9,656,715

Pharmaceuticals – 0.6%
Lupin Ltd.	13,268	161,476
Sun Pharmaceutical Industries Ltd.	671,657	5,301,511

		5,462,987

		15,119,702

Utilities – 1.6%
Independent Power Producers & Energy Traders – 1.6%
APR Energy PLC	951,351	14,890,522

Total Common Stocks (cost $854,050,484)		925,729,085

WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG, London, expiring 7/05/19(a)	1,414,604	2,284,161

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 12/03/17(a)		2,702,057	$540,411

Total Warrants (cost $2,320,593)			2,824,572

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $1,996,408)	U.S.$	2,091	1,969,581

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $2,756,591)		2,756,591	2,756,591

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $861,124,076)			933,279,829

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $10,150,814)		10,150,814	10,150,814

Total Investments – 100.3% (cost $871,274,890)			943,430,643
Other assets less liabilities – (0.3)%			(2,682,698)

Net Assets – 100.0%			$940,747,945

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	13,027	USD	17,201	9/17/13	$(16,496)
Barclays Bank PLC Wholesale	JPY	4,970,450	USD	50,151	9/17/13	(475,477)
Barclays Bank PLC Wholesale	USD	19,592	AUD	20,907	9/17/13	(999,477)
Barclays Bank PLC Wholesale	USD	21,126	SEK	139,715	9/17/13	(50,373)
BNP Paribas SA	AUD	14,694	USD	13,483	9/17/13	416,103
Citibank, NA	USD	18,371	SGD	23,127	9/17/13	(240,127)
Credit Suisse International	USD	15,158	CHF	14,285	9/17/13	196,471
Goldman Sachs Capital Markets LP	GBP	2,874	USD	4,497	12/17/13	46,898
HSBC Bank USA	GBP	41,213	USD	63,975	9/17/13	113,978
JPMorgan Chase Bank, NA	HKD	351,219	USD	45,254	9/17/13	(40,355)
Royal Bank of Canada	USD	70,987	CAD	72,447	9/17/13	(2,229,589)
Societe Generale	JPY	1,470,520	USD	14,906	9/17/13	(71,712)
State Street Bank & Trust Co.	USD	6,375	NOK	36,863	9/17/13	(354,817)

						$(3,704,973)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $15,251,336 or 1.6% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.2%
United States – 31.2%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	$115,054,358
0.25%, 9/30/14-5/31/15		156,919	156,944,356
0.75%, 10/31/17		2,070	2,022,131
1.375%, 6/30/18		17,685	17,538,551

Total Governments - Treasuries (cost $291,859,685)			291,559,396

COMMERCIAL MORTGAGE - BACKED SECURITIES – 16.8%
Non-Agency Fixed Rate CMBS – 15.4%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		3,110	3,402,541
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		863	940,057
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,244	6,449,850
Series 2012-CR3, Class A1 0.666%, 11/15/45		3,177	3,141,194
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,327	3,285,585
Series 2012-CR5, Class A1 0.673%, 12/10/45		2,509	2,477,832
Series 2013-CR6, Class A1 0.719%, 3/10/46		4,293	4,242,562
Series 2013-CR9, Class A2 3.055%, 7/10/45		3,046	3,125,538
Series 2013-LC6, Class A1 0.724%, 1/10/46		2,039	2,009,703
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,581,921
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		3,780	3,744,426
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,467	2,441,646
Series 2013-GC14, Class A1 1.217%, 8/10/46		2,460	2,455,306

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	U.S.$	2,290	$2,224,301
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,852	5,340,448
Series 2007-CB20, Class A1A 5.746%, 2/12/51		4,209	4,683,440
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,816	5,299,889
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		4,254	4,429,099
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		1,801	1,852,394
Series 2011-C3, Class A1
1.875%, 2/15/46(a)		2,700	2,716,346
Series 2011-C4, Class A1
1.525%, 7/15/46(a)		1,386	1,391,886
Series 2012-CBX, Class A1
0.958%, 6/15/45		3,452	3,445,348
Series 2012-LC9, Class A1
0.67%, 12/15/47		1,164	1,148,145
Series 2013-C10, Class A1
0.73%, 12/15/47		2,226	2,191,740
Series 2013-LC11, Class A2
1.855%, 4/15/46		4,895	4,789,140
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		4,280	4,239,856
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,564	1,576,587
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,601	1,762,325
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,974	6,510,556
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		4,068	4,017,066
Series 2013-C8, Class A1 0.777%, 12/15/48		4,099	4,047,505
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,619	4,045,379

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-C1, Class A1
2.602%, 9/15/47(a)	U.S.$	3,740	$3,806,495
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,827	2,792,990
Series 2013-C5, Class A1
0.779%, 3/10/46		4,307	4,256,522
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		4,111	4,471,430
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		4,111	4,073,614
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,597	1,619,526
Series 2012-C10, Class A1
0.734%, 12/15/45		4,904	4,852,336
Series 2012-C9, Class A1

0.673%, 11/15/45		4,062	4,013,154
Series 2013-C11, Class A1
0.799%, 3/15/45		2,107	2,082,504
Series 2013-C12, Class A1
0.735%, 3/15/48		2,942	2,899,045

			143,877,227

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.484%, 6/15/22(a)(b)		2,744	2,578,348
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.654%, 10/15/21(a)(b)		4,900	4,830,738
Series 2007-TFLA, Class A2 0.304%, 2/15/22(a)(b)		1,989	1,974,536

			9,383,622

Agency CMBS – 0.4%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		3,862	3,889,234

Total Commercial Mortgage-Backed Securities (cost $159,648,754)			157,150,083

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.5%
Financial Institutions – 7.8%
Banking – 5.4%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	3,145	$3,334,873
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,346,961
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,279,718
Bank of America Corp. 1.25%, 1/11/16		3,220	3,202,461
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,293,674
BB&T Corp. 2.05%, 6/19/18		3,350	3,308,051
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,306,779
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,226,337
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,283,520
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,288,388
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,797,149
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		3,315	3,213,886
Morgan Stanley 1.75%, 2/25/16		1,988	1,987,684
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,242,201
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,313,893
UnionBanCal Corp. 5.25%, 12/16/13		3,867	3,921,540

			50,347,115

Finance – 0.5%
General Electric Capital Corp. 0.983%, 4/02/18(b)		4,740	4,754,931

Insurance – 1.9%
American International Group, Inc. 3.00%, 3/20/15		3,225	3,317,732
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,248,272
MetLife Institutional Funding II 0.641%, 1/06/15(a)(b)		4,500	4,510,427

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New York Life Global Funding 0.80%, 2/12/16(a)	U.S.$	3,315	$3,283,316
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,308,236

			17,667,983

			72,770,029

Industrial – 7.4%
Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,026,811
Eaton Corp. 0.603%, 6/16/14(b)		2,469	2,472,462

			7,499,273

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.805%, 4/15/16(a)(b)		3,795	3,807,527

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,349,301
1.40%, 12/01/17		3,320	3,226,512
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,458,554
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,696,018
1.95%, 3/28/14		3,130	3,155,538
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,178,861

			18,064,784

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,414,008

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,362,403

Consumer Non-Cyclical – 2.7%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,233,394
Allergan, Inc./United States 1.35%, 3/15/18		1,540	1,486,627
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,898,907
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,247,953
McKesson Corp. 0.95%, 12/04/15		1,298	1,297,899

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merck & Co., Inc. 1.30%, 5/18/18	U.S.$	4,805	$4,655,238
Novartis Capital Corp. 4.125%, 2/10/14		2,855	2,899,823
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,290,220
Sanofi 1.625%, 3/28/14		2,445	2,460,404

			25,470,465

Energy – 0.8%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,277,057
Chevron Corp. 1.104%, 12/05/17		3,305	3,214,248
ConocoPhillips 4.75%, 2/01/14		723	735,666

			7,226,971

			68,845,431

Utility – 0.3%
Natural Gas – 0.3%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,260,449

Total Corporates – Investment Grades (cost $145,782,173)			144,875,909

MORTGAGE PASS-THROUGHS – 15.2%
Agency ARMs – 10.9%
Federal Home Loan Mortgage Corp. 2.032%, 8/01/42(c)		6,542	6,637,403
2.446%, 7/01/42(c)		9,500	9,604,769
2.783%, 6/01/37(c)		7,953	8,513,976
Series 2005 2.649%, 5/01/35(c)		2,521	2,674,465
Federal National Mortgage Association 2.129%, 8/01/42(c)		6,499	6,595,448
2.251%, 8/01/42(c)		5,791	5,893,373
2.376%, 6/01/42(c)		4,519	4,609,458
2.414%, 1/01/36(c)		1,483	1,567,645
2.44%, 5/01/42(c)		7,896	8,069,484
2.519%, 6/01/42(b)		6,424	6,570,071
2.668%, 8/01/42(c)		9,641	9,784,357
2.693%, 8/01/42(c)		8,959	9,098,290
2.728%, 6/01/42(c)		10,893	11,074,597
Series 2003 2.81%, 12/01/33(c)		694	739,307
Series 2005 2.358%, 2/01/35(b)		3,556	3,796,459
2.822%, 10/01/35(c)		2,226	2,378,107

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2006 2.769%, 7/01/36(c)	U.S.$	1,557		$1,663,919
Series 2007 1.807%, 1/01/37(b)		983		1,023,894
Series 2009 2.449%, 7/01/38(c)		1,442		1,541,790

				101,836,812

Agency Fixed Rate 15-Year – 3.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		2,219		2,395,132
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		– 0	–*	81
Series 2001 6.00%, 11/01/16		33		34,935
Series 2002 6.00%, 12/01/17		40		42,021
Series 2005 6.00%, 6/01/17-6/01/20		52		54,827
Series 2006 6.00%, 5/01/21-1/01/22		1,384		1,505,396
Series 2007 6.00%, 2/01/22		336		365,918
Series 2012 3.00%, 12/01/22-1/01/23		25,718		26,677,449

				31,075,759

Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.00%, 6/01/28		9,055		9,283,927

Total Mortgage Pass-Throughs (cost $143,902,056)				142,196,498

ASSET-BACKED SECURITIES – 15.1%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(a)		5,740		5,789,473
Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415		2,446,058
Series 2013-SN1, Class A3 0.72%, 5/20/16		3,744		3,742,091
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945		939,812
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560		3,571,492

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,971	$1,969,366
Series 2013-3, Class A3 0.92%, 4/09/18		3,455	3,443,665
Series 2013-4, Class A3 0.96%, 4/09/18		1,340	1,339,871
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,164	2,160,701
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,715,170
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,657,376
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,006,661
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,785	1,781,870
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		4,405	4,419,738
Series 2012-3, Class A2 0.43%, 9/15/15		1,216	1,215,857
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,868	1,860,750
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(a)	CAD	979	929,583
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	2,088	2,087,571
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		5,265	5,270,330
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,452,021
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,148,383
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,509	2,505,537
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,591,864

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

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		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)	U.S.$	3,854	$3,824,868
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		1,237	1,237,041
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		784	783,893
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,345	1,344,456
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,654,054
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,269	1,268,044
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,852,878

			73,010,474

Credit Cards - Fixed Rate – 3.2%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,969,050
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,220,103
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,388,226
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,326,306
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,626,970
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,715	2,703,242
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,191,998
Series 2012-6, Class A 1.36%, 8/17/20		2,510	2,466,521
Series 2012-7, Class A 1.76%, 9/15/22		2,170	2,061,923

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,540	$1,526,816
Series 2013-A, Class A 1.61%, 12/15/21		950	922,916

			30,404,071

Credit Cards - Floating Rate – 1.5%
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.836%, 8/16/21(a)(b)		3,365	3,364,963
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(b)		6,000	6,000,000
Chase Issuance Trust Series 2013-A6, Class A6 0.604%, 7/15/20(b)		4,632	4,632,458

			13,997,421

Autos - Floating Rate – 1.1%
Ally Master Owner Trust Series 2011-4, Class A1 0.984%, 9/15/16(b)		1,715	1,723,142
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(a)(b)		1,413	1,412,933
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.884%, 2/15/17(a)(b)		3,025	3,083,192
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(b)		3,880	3,888,218

			10,107,485

Other ABS - Fixed Rate – 0.7%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		260	260,077
Series 2013-C, Class A2 0.63%, 1/17/17		1,860	1,860,184
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	4,989,148

			7,109,409

Other ABS - Floating Rate – 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.928%, 2/15/17(a)(b)	EUR	2,140	2,843,836

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(a)(b)	U.S.$	2,796	$2,800,062

			5,643,898

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		740	733,175
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			733,175

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.464%, 1/20/36(b)		731	696,743

Total Asset-Backed Securities (cost $142,285,382)			141,702,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Agency Fixed Rate – 1.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		6,118	6,371,356
Series 4016, Class KI
4.00%, 11/15/38(f)		10,072	2,038,317
Series 4119, Class LI
3.50%, 6/15/39(f)		8,786	1,742,585
Series 4135, Class AI
3.50%, 11/15/42(f)		4,897	1,141,325
Series 4182, Class DI
3.50%, 5/15/39(f)		7,923	1,357,658
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,745	2,847,170
Series 2011-39, Class DA
3.50%, 7/25/24		2,390	2,462,423

			17,960,834

Non-Agency Fixed Rate – 0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		3,891	3,645,785

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	U.S.$	136	$135,995

			3,781,780

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, 2/25/42(a)(b)		2,792	2,292,562

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.464%, 10/25/33(b)		96	92,099

Total Collateralized Mortgage Obligations (cost $24,507,240)			24,127,275

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $18,811,295)		18,321	18,774,659

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.616%, 11/03/14(a)(b) (cost $6,455,300)		6,456	6,468,182

COVERED BONDS – 0.3%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,328,000)		3,335	3,227,279

		Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(g) (cost $2,209,783)		2,209,783	2,209,783

Total Investments – 99.6% (cost $938,789,668)			932,291,740
Other assets less liabilities – 0.4%			3,532,206

Net Assets – 100.0%			$935,823,946

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,203	December 2013	$264,323,557	$264,359,250	$35,693
Sold Contracts
U.S. T-Note 5 Yr Futures	631	December 2013	75,584,996	75,517,883	67,113
U.S. T-Note 10 Yr (CBT) Futures	334	December 2013	41,387,860	41,509,937	(122,077)

					$(19,271)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	357	CAD	372	9/06/13	$(3,185)
Royal Bank of Scotland PLC	CAD	1,352	USD	1,295	9/06/13	11,232

						$8,047

CROSS CURRENCY SWAPS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$4,096

*	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $107,067,925 or 11.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	IO – Interest Only
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Short Duration Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 37.6%
Australia – 3.6%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	11,550	$11,283,725
Series 128 5.75%, 7/15/22		13,959	14,192,178
Series 132 5.50%, 1/21/18		12,775	12,487,193

			37,963,096

Austria – 0.7%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	5,245	7,144,868

Belgium – 3.9%
Belgium Government Bond Series 65 4.25%, 9/28/22		17,305	25,956,013
Series 67 3.00%, 9/28/19		10,109	14,255,851

			40,211,864

Czech Republic – 1.0%
Czech Republic Government Bond Series 41 4.60%, 8/18/18	CZK	172,340	10,192,460

Finland – 5.7%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	40,525	59,695,682

France – 0.9%
France Government Bond OAT 3.00%, 4/25/22		6,495	9,109,464

Germany – 1.1%
Bundesrepublik Deutschland Series 2007 4.25%, 7/04/39		4,903	8,438,748
Series 2008 4.25%, 7/04/18		1,940	2,979,882

			11,418,630

Japan – 4.1%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	202,700	2,148,120
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,680,345

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	2,053,350	$23,233,294
Series 143 1.60%, 3/20/33		1,298,300	13,144,056
Series 48 2.50%, 12/21/20		103,700	1,206,386

			42,412,201

Mexico – 0.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	60,845	4,681,773

Netherlands – 2.5%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,735	2,185,059
4.50%, 7/15/17(a)		15,612	23,450,209

			25,635,268

New Zealand – 0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	1,307	1,082,894

Norway – 0.9%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	56,845	9,887,557

Poland – 0.5%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	15,640	5,301,162

United Kingdom – 8.2%
United Kingdom Gilt 1.00%, 9/07/17	GBP	6,835	10,498,568
1.75%, 1/22/17-9/07/22		18,235	28,405,296
3.75%, 9/07/19		6,245	10,729,574
4.50%, 12/07/42		2,978	5,448,294
4.75%, 12/07/30		16,349	30,175,492

			85,257,224

United States – 3.9%
U.S. Treasury Bonds 4.625%, 2/15/40(b)	U.S.$	16,478	19,402,374
U.S. Treasury Notes 0.25%, 5/31/15		10,024	10,009,515

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.00%, 2/15/23	U.S.$	12,450	$11,706,885

			41,118,774

Total Governments - Treasuries (cost $406,445,874)			391,112,917

CORPORATES - INVESTMENT GRADES – 32.0%
Financial Institutions – 14.7%
Banking – 9.5%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,219,089
7.625%, 6/01/19		1,700	2,046,164
Series L 5.65%, 5/01/18		4,350	4,845,709
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,669,043
BNP Paribas SA 5.00%, 1/15/21	U.S.$	2,966	3,159,380
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,599,045
Citigroup, Inc. 4.45%, 1/10/17		2,760	2,971,538
4.50%, 1/14/22		3,160	3,287,329
8.50%, 5/22/19		790	1,001,444
Compass Bank 5.50%, 4/01/20		4,989	4,964,589
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		1,742	1,729,081
3.95%, 11/09/22		1,486	1,416,128
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,489,581
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20	U.S.$	2,700	3,029,692
Series G 7.50%, 2/15/19		2,855	3,406,029
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,042,227
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,138,807
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,401,267
4.625%, 5/10/21		857	906,651
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,794,970

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	651	$702,559
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	689,468
Morgan Stanley Series G 5.45%, 1/09/17		1,615	1,757,810
5.50%, 7/24/20		2,455	2,684,039
Murray Street Investment Trust I 4.647%, 3/09/17		272	288,618
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,799,358
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,095,846
PNC Funding Corp. 3.30%, 3/08/22		3,020	2,928,397
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,406,358
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,678,851
5.20%, 4/15/21(a)		1,355	1,458,049
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,447,564

Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,221,528
State Street Corp. 3.10%, 5/15/23		1,030	954,570
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,281,593
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,091,470
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,380,462
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,384,752
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,441,440
Vesey Street Investment Trust I 4.404%, 9/01/16		696	741,042

			98,551,537

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,568,216

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
General Electric Capital Corp. 2.30%, 4/27/17	U.S.$	4,200	$4,257,725

Insurance – 3.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,101,336
American International Group, Inc. 3.375%, 8/15/20		2,530	2,499,875
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,800,115
Coventry Health Care, Inc. 5.95%, 3/15/17		665	753,370
6.125%, 1/15/15		260	277,879
6.30%, 8/15/14		2,060	2,164,901
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,651,325
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	714,253
5.125%, 4/15/22		600	653,339
5.50%, 3/30/20		1,727	1,929,270
Humana, Inc. 6.30%, 8/01/18		369	422,746
6.45%, 6/01/16		285	320,199
7.20%, 6/15/18		610	723,882
Lincoln National Corp. 8.75%, 7/01/19		791	1,016,750
Markel Corp. 7.125%, 9/30/19		1,105	1,320,454
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,183,087
MetLife, Inc. 4.75%, 2/08/21		1,085	1,180,442
7.717%, 2/15/19		1,159	1,447,720
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,118,605
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	2,585	3,592,041
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	1,912,075
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,726,933
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	2,797,375
XL Group PLC 5.25%, 9/15/14		1,920	2,005,380

			39,313,352

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,588,374

REITS – 0.5%
ERP Operating LP 5.25%, 9/15/14		2,600	2,717,541
HCP, Inc. 6.00%, 1/30/17		2,195	2,455,669

			5,173,210

			152,452,414

Industrial – 14.0%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	1,912,235
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,086,702
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18(a)		1,077	1,006,450
3.10%, 3/15/20(a)		1,077	975,999
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,094,515
5.75%, 1/30/21(a)		122	117,730
Glencore Funding LLC 2.50%, 1/15/19(a)		2,790	2,535,764
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,189,591

			12,918,986

Capital Goods – 0.6%
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,699,456
Republic Services, Inc. 3.80%, 5/15/18		85	89,834
5.25%, 11/15/21		1,213	1,318,057
5.50%, 9/15/19		1,768	1,988,528

			6,095,875

Communications - Media – 2.3%
CBS Corp. 5.75%, 4/15/20		1,410	1,562,469
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,670,516
Comcast Corp. 4.25%, 1/15/33		965	918,996

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	U.S.$	1,870	$1,877,076
4.75%, 10/01/14		1,200	1,248,477
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		681	660,570
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,620,574
News America, Inc. 4.50%, 2/15/21		890	930,688
6.55%, 3/15/33		1,383	1,554,590
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	973,431
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,640,901
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,084,353
WPP Finance 2010 4.75%, 11/21/21		417	427,545
WPP Finance UK 8.00%, 9/15/14		2,616	2,798,777

			23,968,963

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	2,849,982
AT&T, Inc. 4.30%, 12/15/42		463	397,871
4.45%, 5/15/21		1,694	1,793,551
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,235,558
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,452,601
Telecom Italia Capital SA 7.175%, 6/18/19		1,450	1,577,970
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,507,161

			11,814,694

Consumer Cyclical - Automotive – 0.6%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,605,986
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,213,785

			5,819,771

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc.

4.70%, 1/15/21	U.S.$	1,460	$1,550,452
7.625%, 4/15/31		2,810	3,531,265

			5,081,717

Consumer Cyclical - Other – 0.4%
NIKE, Inc. 2.25%, 5/01/23		2,355	2,142,906
Wyndham Worldwide Corp. 2.50%, 3/01/18		1,620	1,584,380

			3,727,286

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,120,665
Wal-Mart Stores, Inc. 2.55%, 4/11/23		2,700	2,486,265

			3,606,930

Consumer Non-Cyclical – 2.1%
Actavis, Inc. 3.25%, 10/01/22		999	928,057
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,710,978
Alicorp SAA 3.875%, 3/20/23(a)		1,060	951,288
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,574,522
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	512,899
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,490,889
Kroger Co. (The) 3.40%, 4/15/22		242	234,091
Mckesson Corp. 2.70%, 12/15/22		1,201	1,107,452
Pepsico, Inc. 4.00%, 3/05/42		2,972	2,657,866
Pfizer, Inc. 3.00%, 6/15/23		2,695	2,558,506
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,160,924
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20		1,912	1,798,148

			21,685,620

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	735	$824,336
6.45%, 9/15/36		877	1,023,812
Apache Corp. 2.625%, 1/15/23		2,730	2,495,621
ConocoPhillips Co. 1.05%, 12/15/17		2,700	2,605,306
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	2,944,587

Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,550,362
Noble Holding International Ltd. 4.90%, 8/01/20		251	262,975
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,487,074
Phillips 66 4.30%, 4/01/22		3,940	3,982,410
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,298,969
Southwestern Energy Co. 4.10%, 3/15/22		823	808,512
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	1,937,366

			25,221,330

Technology – 1.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	540,359
Apple, Inc. 2.40%, 5/03/23		2,253	2,035,851
Baidu, Inc. 2.25%, 11/28/17		788	768,113
EMC Corp./MA 3.375%, 6/01/23		2,675	2,587,509
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,467,811
Microsoft Corp. 2.125%, 11/15/22		2,775	2,485,487
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,523,805
7.50%, 5/15/25		290	347,889
Oracle Corp. 3.625%, 7/15/23		1,377	1,366,338
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	2,935,280
Total System Services, Inc. 2.375%, 6/01/18		791	765,289

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.75%, 6/01/23	U.S.$	751	$688,025

			17,511,756

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,766,536
5.75%, 12/15/16		1,115	1,237,361

			3,003,897

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,442,436
Ryder System, Inc. 5.85%, 11/01/16		930	1,031,807
7.20%, 9/01/15		908	1,009,736

			5,483,979

			145,940,804

Utility – 2.6%
Electric – 0.8%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	545,050
Enel Finance International NV Series E 4.875%, 4/17/23(a)	EUR	1,125	1,536,259
Southern California Edison Co. Series 13-A 3.90%, 3/15/43	U.S.$	2,710	2,451,902
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,461,930
TECO Finance, Inc. 4.00%, 3/15/16		745	789,376
5.15%, 3/15/20		915	994,120
Union Electric Co. 6.70%, 2/01/19		315	379,242

			8,157,879

Natural Gas – 1.7%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,132,888
7.50%, 7/01/38		2,264	2,651,805
GDF Suez 1.625%, 10/10/17(a)		975	961,145
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		914	904,101
3.50%, 9/01/23		698	649,315
3.95%, 9/01/22		495	483,669
4.15%, 3/01/22		863	857,561

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	3,445	$4,037,003
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,357,906
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,073	1,863,430
Williams Partners LP 5.25%, 3/15/20		2,198	2,350,660

			18,249,483

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,034,250

			27,441,612

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)	U.S.$	819	752,417
4.125%, 3/13/17(a)		757	796,767
CNOOC Finance 2013 Ltd. 1.75%, 5/09/18		604	580,547
Electricite de France SA 5.25%, 1/29/23(a)		2,143	2,014,420
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		647	556,420
Statoil ASA 1.15%, 5/15/18		2,700	2,594,395

			7,294,966

Total Corporates - Investment Grades (cost $322,641,327)			333,129,796

MORTGAGE PASS-THROUGHS – 7.5%
Agency Fixed Rate 30-Year – 5.1%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		44	46,542
Series 2007 5.50%, 7/01/35		1,359	1,477,339
Federal National Mortgage Association 3.00%, 9/01/43, TBA		12,090	11,593,649
3.50%, 9/15/43, TBA		12,635	12,631,052
4.00%, 9/15/43, TBA		20,340	21,010,585
Series 2003 5.50%, 4/01/33		1,076	1,172,462
Series 2004 5.50%, 4/01/34-11/01/34		3,404	3,721,655

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	853	$932,477
Series 2006 5.00%, 1/01/36		3	2,690
Series 2007 4.50%, 8/01/37		256	270,413

			52,858,864

Agency Fixed Rate 15-Year – 2.0%
Federal National Mortgage Association 2.50%, 9/01/28, TBA		20,795	20,635,789

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.549%, 5/01/38(d)		1,794	1,906,081
Federal National Mortgage Association Series 2003 2.81%, 12/01/33(d)		963	1,025,897
Series 2007 2.377%, 3/01/34(d)		1,840	1,945,567

			4,877,545

Total Mortgage Pass-Throughs (cost $77,955,359)			78,372,198

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.4%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		2,903	3,161,300
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,363,399
Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,398,420
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class A4 6.003%, 6/15/49		2,697	3,003,718
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.71%, 6/15/29		6,015	6,122,801
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,486,859
Series 2006-4, Class A1A 5.166%, 12/12/49		3,053	3,326,620
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,029	3,294,782

			35,157,899

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	U.S.$	4,653	$4,811,131

Non-Agency Floating Rate CMBS – 0.3%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(e)		1,855	1,861,201
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		1,615	1,519,425

			3,380,626

Total Commercial Mortgage-Backed Securities (cost $42,432,857)			43,349,656

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.6%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	27,407,143

Germany – 1.2%
KFW Series E 4.375%, 7/04/18	EUR	7,865	11,974,004

Total Governments - Sovereign Agencies (cost $41,235,554)			39,381,147

AGENCIES – 2.9%
Agency Debentures – 2.9%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	11,728,704
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	18,583,822

Total Agencies (cost $28,909,159)			30,312,526

COVERED BONDS – 1.8%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	945,625
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	785,696
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	2,933,060

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BPCE SFH SA 3.625%, 5/12/16(a)	EUR	400	$567,784
Series E 2.75%, 2/16/17		1,800	2,513,655
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,255,635
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	4,847,193
Nationwide Building Society 3.125%, 10/13/16(a)		2,610	3,681,555
Societe Generale SFH Series E 3.25%, 6/06/16(a)		900	1,268,897

Total Covered Bonds (cost $17,679,915)			18,799,100

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	1,990	2,186,513

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,675,638

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	524,115

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,091,358

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,049,632

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,469,125

Total Quasi-Sovereigns (cost $14,948,813)			15,996,381

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.1%
Credit Cards - Floating Rate – 0.5%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(e)	U.S.$	5,500	$5,500,000

Autos - Fixed Rate – 0.4%
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		156	156,564
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	2,102	1,998,766
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)	U.S.$	1,484	1,487,494

			3,642,824

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		144	143,640
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,103	1,104,800

			1,248,440

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.309%, 12/25/32(e)		385	365,617
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.444%, 1/20/35(e)		495	485,447

			851,064

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		359	367,157

Total Asset-Backed Securities (cost $11,729,870)			11,609,485

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(a)		3,326	2,660,800

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	2,944	$3,066,176

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,819	2,097,346

Total Governments - Sovereign Bonds (cost $8,182,187)			7,824,322

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,751,130)		2,340	2,993,351

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		910	804,515

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	2,098,005

Total Emerging Markets - Corporate Bonds (cost $3,041,879)			2,902,520

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.2%
United States – 0.2%
California GO 7.625%, 3/01/40 (cost $2,017,561)		1,985	2,583,100

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.636%, 5/25/35		1,276	1,247,681

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.779%, 5/28/35		392	338,917

Total Collateralized Mortgage Obligations (cost $1,653,637)			1,586,598

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.0%
Utility – 0.0%
Electric – 0.0%
FirstEnergy Corp. Series B 4.25%, 3/15/23 (cost $477,317)	U.S.$	476	$432,352

		Shares
SHORT-TERM INVESTMENTS – 9.8%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $23,620,398)		23,620,398	23,620,398

		Principal Amount (000)
U.S. Treasury Bills – 7.5%
U.S. Treasury Bill Zero Coupon, 9/05/13 (cost $78,239,696)	U.S.$	78,240	78,239,696

Total Short-Term Investments (cost $101,860,094)			101,860,094

Total Investments – 103.9% (cost $1,083,962,533)			1,082,245,543
Other assets less liabilities – (3.9)%			(40,759,806)

Net Assets – 100.0%			$1,041,485,737

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	59	December 2013	$12,962,391	$12,965,250	$(2,859)
U.S. T-Note 10 Yr (CBT) Futures	110	December 2013	13,630,732	13,670,937	(40,205)
U.S. T-Bond 30 Yr Futures	198	December 2013	25,861,042	26,117,437	(256,395)

					$(299,459)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	302	CAD	317	9/06/13	$(745)
Barclays Bank PLC Wholesale	PLN	18,257	USD	5,729	10/10/13	92,126
BNP Paribas SA	AUD	43,220	USD	39,711	9/13/13	1,265,158
BNP Paribas SA	MXN	65,711	USD	4,973	9/26/13	65,115
Brown Brothers Harriman & Co.	EUR	156,263	USD	206,953	9/19/13	417,232
Citibank, NA	CZK	207,404	USD	10,477	9/12/13	(172,600)
Citibank, NA	GBP	56,380	USD	86,507	9/19/13	(854,744)
Credit Suisse International	USD	12,308	JPY	1,181,094	9/06/13	(279,070)
Credit Suisse International	USD	4,800	EUR	3,595	9/19/13	(48,196)
Goldman Sachs Capital Markets LP	JPY	6,726,705	USD	67,477	9/06/13	(1,034,218)
JPMorgan Chase Bank, NA	USD	2,215	EUR	1,662	9/19/13	(18,598)
Royal Bank of Canada	USD	224	CAD	230	9/06/13	(4,835)
Royal Bank of Scotland PLC	NOK	48,348	USD	7,955	9/05/13	55,258
Royal Bank of Scotland PLC	USD	16,543	EUR	12,370	9/19/13	(193,450)
Royal Bank of Scotland PLC	NZD	1,590	USD	1,255	9/20/13	27,871
State Street Bank & Trust Co.	NOK	13,165	USD	2,182	9/05/13	30,758
State Street Bank & Trust Co.	CAD	31,892	USD	30,546	9/06/13	269,624
State Street Bank & Trust Co.	EUR	10,525	USD	14,072	9/19/13	160,416
State Street Bank & Trust Co.	USD	3,350	EUR	2,512	9/19/13	(30,653)
State Street Bank & Trust Co.	USD	1,665	GBP	1,074	9/19/13	(1,202)

						$(254,753)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $232,527,294 or 22.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,759,185.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(d)	Variable rate coupon, rate shown as of August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CZK	– Czech Koruny
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OAT	– Obligations Assimilables du Trésor
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.0%
United States – 97.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	149,804	$148,075,742
0.125%, 4/15/17-1/15/23 (TIPS)		92,315	92,034,118
0.625%, 7/15/21 (TIPS)(a)		89,133	90,929,705
1.125%, 1/15/21 (TIPS)(a)		14,046	14,847,402
1.25%, 7/15/20 (TIPS)(a)(b)		60,801	65,384,321
1.375%, 7/15/18-1/15/20 (TIPS)(a)		67,087	72,591,431
1.625%, 1/15/18 (TIPS)		22,580	24,599,819
1.875%, 7/15/15-7/15/19 (TIPS)(a)		79,945	87,256,995
2.00%, 7/15/14-1/15/16 (TIPS)(a)		72,657	75,315,196
2.125%, 1/15/19 (TIPS)		22,642	25,388,828
2.50%, 7/15/16 (TIPS)		3,520	3,879,125
2.625%, 7/15/17 (TIPS)		10,133	11,440,455
U.S. Treasury Notes 0.375%, 7/15/23 (TIPS)		19,780	19,270,110

Total Inflation-Linked Securities (cost $739,106,625)			731,013,247

CORPORATES - INVESTMENT GRADES – 19.1%
Industrial – 10.3%
Basic – 1.3%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	746,155
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	783,837
Dow Chemical Co. (The) 4.375%, 11/15/42		1,111	977,827
8.55%, 5/15/19		637	810,505
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		1,400	1,214,211
5.75%, 1/30/21(c)		113	109,045
International Paper Co. 4.75%, 2/15/22		1,710	1,797,779
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,205,513
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	744,466
Vale SA 5.625%, 9/11/42		1,980	1,653,419

			10,042,757

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
CRH Finance Ltd. Series E 7.375%, 5/28/14	EUR	1,100	$1,522,234
Embraer SA 5.15%, 6/15/22	U.S.$	550	547,250
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	693,500
Republic Services, Inc. 5.25%, 11/15/21		660	717,162

			3,480,146

Communications - Media – 1.8%
CBS Corp. 5.75%, 4/15/20		1,625	1,800,718
Comcast Corp. 5.15%, 3/01/20		1,064	1,201,377
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,240,535
4.60%, 2/15/21		660	662,497
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	587,820
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		906	896,940
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,733,199
Omnicom Group, Inc. 3.625%, 5/01/22		703	678,891
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,685,835
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,488,382
WPP Finance 2010 4.75%, 11/21/21		1,737	1,780,923

			13,757,117

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,404,264
AT&T, Inc. 5.35%, 9/01/40		1,397	1,390,078
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,685,333
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	139,744
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	853,554

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	835	$811,922
Verizon Communications, Inc. 7.35%, 4/01/39		780	969,917

			7,254,812

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,595	1,715,006
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,733,800

			3,448,806

Consumer Cyclical - Other – 0.3%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,632,624
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	830	854,206

			2,486,830

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		336	352,837
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,761	1,741,828

			2,094,665

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		707	656,793
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,716,772
ConAgra Foods, Inc. 3.20%, 1/25/23		591	552,111
Kroger Co. (The) 3.40%, 4/15/22		1,395	1,349,409
Reynolds American, Inc. 3.25%, 11/01/22		899	822,436
Tyson Foods, Inc. 4.50%, 6/15/22		1,985	2,041,751

			7,139,272

Energy – 1.8%
Encana Corp. 3.90%, 11/15/21		2,060	2,041,497
Marathon Petroleum Corp. 5.125%, 3/01/21		590	632,620
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,309,252
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,701,888

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Phillips 66 4.30%, 4/01/22	U.S.$	1,567	$1,583,867
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,024,465
Transocean, Inc. 2.50%, 10/15/17		874	865,968
3.80%, 10/15/22		575	537,422
6.375%, 12/15/21		5	5,515
Valero Energy Corp. 6.125%, 2/01/20		998	1,142,871
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	1,929,451

			13,774,816

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	266,434
Baidu, Inc. 2.25%, 11/28/17		280	272,934
3.25%, 8/06/18		977	964,834
Hewlett-Packard Co. 4.65%, 12/09/21		778	762,321
Intel Corp. 4.80%, 10/01/41		1,130	1,108,601
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,847,412
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,053,226
Total System Services, Inc. 2.375%, 6/01/18		530	512,773
3.75%, 6/01/23		542	496,550

			8,285,085

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,232

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		1,085	1,042,999

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,000,935
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,136,704
5.85%, 11/01/16		630	698,966

			2,836,605

			77,436,142

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.8%
Banking – 3.3%
Bank of America Corp. 5.00%, 5/13/21	U.S.$	960	$1,016,488
5.625%, 7/01/20		705	775,899
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	1,245	1,846,088
Citigroup, Inc. 5.375%, 8/09/20	U.S.$	496	549,892
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		896	853,870
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,400,772
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	772	1,190,387
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	545	598,544
Series D 6.00%, 6/15/20		685	768,644
HSBC Holdings PLC 5.10%, 4/05/21		1,130	1,235,374
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,018,849
JPMorgan Chase & Co. 4.40%, 7/22/20		715	750,491
Series Q 5.15%, 5/01/23		602	529,760
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	841,478
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		2,413	2,626,962
Murray Street Investment Trust I 4.647%, 3/09/17		184	195,241
National Capital Trust II Delaware 5.486%, 3/23/15(c)		1,090	1,111,800
PNC Bank NA 3.80%, 7/25/23		1,930	1,877,261
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		319	361,268
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,906,460
UBS AG/Stamford CT 5.875%, 7/15/16		655	724,131
7.625%, 8/17/22		929	1,019,574
Vesey Street Investment Trust I 4.404%, 9/01/16		493	524,905

			24,724,138

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16	U.S.$	1,863	$1,850,188

Insurance – 1.7%
American International Group, Inc. 6.40%, 12/15/20		1,660	1,937,900
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,448,234
6.10%, 10/01/41		760	872,115
Humana, Inc. 7.20%, 6/15/18		1,520	1,803,772
Lincoln National Corp. 8.75%, 7/01/19		550	706,969
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,118,605
Prudential Financial, Inc. 5.625%, 6/15/43		940	878,900
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,896,675
WellPoint, Inc. 3.30%, 1/15/23		703	661,234
XL Group PLC 5.25%, 9/15/14		1,590	1,660,706

			12,985,110

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,032,710
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,066,619

			4,099,329

			43,658,765

Utility – 2.6%
Electric – 0.6%
CMS Energy Corp. 5.05%, 3/15/22		669	719,370
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	284,421
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		960	1,093,092
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	744,893
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,780,069

			4,621,845

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,634,243
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,839,164
Enterprise Products Operating LLC 5.20%, 9/01/20		720	801,477
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,406,060
4.15%, 3/01/22		625	621,061
ONEOK, Inc. 4.25%, 2/01/22		2,025	1,888,825
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,680,816
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,053,343
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,580,275
Williams Partners LP 3.80%, 2/15/15		1,660	1,725,424

			15,230,688

			19,852,533

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,313,151
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,419,004

			2,732,155

Total Corporates - Investment Grades (cost $142,939,117)			143,679,595

ASSET-BACKED SECURITIES – 11.6%
Autos - Fixed Rate – 7.2%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,017	3,015,461
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,173,732
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,546,464
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,419,755

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,622	$1,620,100
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,716,060
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,084,896
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,766	1,763,308
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,462,356
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,340,967
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,469	1,466,424
Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,250,347
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		1,130	1,131,874
Series 2013-1A, Class A 1.29%, 10/16/17(c)		940	936,451
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,537	1,531,035
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		773	771,164
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,206,418
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	632,863
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,375	2,377,404
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,648,324
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		795	796,757

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)	U.S.$	2,063	$2,060,152
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	592,646
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,313,238
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,171,841
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,054	1,054,046
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		680	680,223
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		568	568,670
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,432	1,430,732
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,863,856
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,104,250
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,080	1,079,882

			53,811,696

Credit Cards - Fixed Rate – 2.4%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,299,982
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		1,905	1,760,613
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,646,127
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,420,846
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,290	2,280,082

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20	U.S.$	2,125	$2,088,190
Series 2012-7, Class A 1.76%, 9/15/22		1,835	1,743,607
Series 2013-1, Class A 1.35%, 3/15/21		1,785	1,729,122
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,298,785
Series 2013-A, Class A 1.61%, 12/15/21		809	785,936

			18,053,290

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(c)(e)		3,034	3,033,856
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.564%, 1/15/18(e)		2,082	2,085,965
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(e)		3,340	3,347,074

			8,466,895

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		1,192	1,193,612
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		73	72,531
Series 2012-A, Class A3 0.94%, 5/15/17		1,487	1,490,210
Series 2013-C, Class A2 0.63%, 1/17/17		1,480	1,479,666
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		554	554,932

			4,790,951

Other ABS - Floating Rate – 0.3%
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(c)(e)		2,401	2,404,488

Total Asset-Backed Securities (cost $88,256,772)			87,527,320

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.8%
Non-Agency Fixed Rate CMBS – 9.9%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47	U.S.$	2,478	$2,711,247
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		805	764,475
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		1,970	1,856,152
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		695	756,907
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,676,146
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		987	948,578
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.992%, 6/15/38		770	765,202
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.966%, 5/15/46		3,835	4,276,052
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,285,373
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,712,016
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,334,438
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,064	2,026,745
GS Mortgage Securities Trust Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	3,965,855
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,875	1,821,585
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,454,058
Series 2007-CB18, Class A1A 5.431%, 6/12/47		3,933	4,328,468

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB19, Class AM 5.90%, 2/12/49	U.S.$	700	$740,823
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,393	3,775,162
Series 2007-LD11, Class A4 6.003%, 6/15/49		1,091	1,215,419
Series 2007-LD12, Class AM 6.196%, 2/15/51		598	648,694
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,900	4,291,684
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,550	1,594,389
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,090	1,098,325
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,289	1,418,892
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,550,413
Series 2006-4, Class A1A 5.166%, 12/12/49		4,811	5,243,368
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,010	3,364,182
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,482,389
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	299,539
Series 2012-C4, Class A5 2.85%, 12/10/45		637	587,454
Series 2013-C5, Class A4 3.185%, 3/10/46		3,276	3,094,458
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,311	3,601,587
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,689,366

			74,379,441

Non-Agency Floating Rate CMBS – 0.5%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(f)		618	655,553

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.886%, 12/05/31(c)(e)	U.S.$	1,010	$1,002,602
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.035%, 11/08/29(c)(e)		2,035	2,017,308

			3,675,463

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,900	2,993,962

Total Commercial Mortgage-Backed Securities (cost $81,863,218)			81,048,866

CORPORATES - NON-INVESTMENT GRADES – 1.8%
Financial Institutions – 0.9%
Banking – 0.8%
Bank of America Corp. Series U 5.20%, 6/01/23		1,362	1,208,775
Barclays Bank PLC 7.625%, 11/21/22		1,213	1,184,191
Citigroup, Inc. 5.95%, 1/30/23		1,935	1,838,250
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)	EUR	1,015	1,938,431

			6,169,647

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22	U.S.$	753	769,943

			6,939,590

Industrial – 0.8%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)		157	147,580

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,232,550
Ball Corp. 5.00%, 3/15/22		1,250	1,228,125

			2,460,675

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
DISH DBS Corp. 5.00%, 3/15/23	U.S.$	581	$535,972
Sirius XM Radio, Inc. 4.625%, 5/15/23(c)		154	135,905

			671,877

Communications - Telecommunications – 0.1%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(c)		401	397,993

Consumer Cyclical - Other – 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		1,245	1,229,437

Consumer Non-Cyclical – 0.1%
HCA, Inc. 4.75%, 5/01/23		825	770,344

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	604,940

			6,282,846

Utility – 0.1%
Natural Gas – 0.1%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		535	486,850

Total Corporates - Non-Investment Grades (cost $14,056,924)			13,709,286

MORTGAGE PASS-THROUGHS – 1.4%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.50%, 12/01/42		7,578	7,595,240

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.385%, 11/01/35(e)		1,859	1,960,136
2.549%, 5/01/38(f)		926	983,784

			2,943,920

Total Mortgage Pass-Throughs (cost $10,530,001)			10,539,160

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.3%
United States – 1.3%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42	U.S.$	2,035	$2,004,251
City Public Service Board of San Antonio 5.00%, 2/01/43		1,920	1,934,246
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/41		1,925	1,884,960
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43		1,920	2,030,976
University of California Series 2012G 5.00%, 5/15/37		1,840	1,842,429

Total Local Governments - Municipal Bonds (cost $9,839,392)			9,696,862

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	980,115

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,459,140

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,626,388

Mexico – 0.2%
Petroleos Mexicanos Co. 3.50%, 7/18/18		1,025	1,033,713

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,107,759

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,781,869

Total Quasi-Sovereigns (cost $8,951,104)			8,988,984

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)	U.S.$	1,171	$936,800

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(c)		1,445	1,504,968

Total Governments - Sovereign Bonds (cost $2,591,111)			2,441,768

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		473	418,171

Communications - Telecommunications – 0.1%
MTS International Funding Ltd. 5.00%, 5/30/23(c)		322	287,259
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	482,161

			769,420

Consumer Cyclical - Other – 0.0%
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	356,125

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	720,100

Total Emerging Markets - Corporate Bonds (cost $2,420,622)			2,263,816

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $1,106,208)		41,400	995,670

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	361

Bond Inflation Protection Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $13,719,395)	13,719,395	$13,719,395

Total Investments – 146.7% (cost $1,115,380,489)		1,105,623,969
Other assets less liabilities – (46.7)%		(352,108,740)

Net Assets – 100.0%		$753,515,229

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr Futures	763	December 2013	$91,396,755	$91,315,602	$81,153
U.S. T-Note 10 Yr (CBT) Futures	422	December 2013	52,292,446	52,446,688	(154,242)
U.S. T-Bond 30 Yr Futures	149	December 2013	19,461,087	19,654,031	(192,944)

					$(266,033)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	5,661	JPY	549,773	9/06/13	$(61,702)
Barclays Bank PLC Wholesale	USD	3,523	EUR	2,646	9/19/13	(25,680)
Citibank, NA	EUR	8,481	USD	11,246	9/19/13	36,198
Credit Suisse International	USD	7,745	GBP	4,998	9/19/13	(1,312)
Goldman Sachs Capital Markets LP	JPY	549,762	USD	5,515	9/06/13	(84,525)
Royal Bank of Canada	USD	7,408	CAD	7,797	9/06/13	(6,526)
Royal Bank of Scotland PLC	AUD	6,440	USD	5,721	9/13/13	(8,047)
State Street Bank & Trust Co.	CAD	9,218	USD	8,829	9/06/13	77,930

362	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	2	AUD	2	9/13/13	$(65)
UBS AG	GBP	5,770	USD	8,849	9/19/13	(92,583)

						$(166,312)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)		$10,920	5/21/23	2.020%	3 Month LIBOR	$(806,008)
Morgan Stanley & Co., LLC/ (CME Group)	EUR	9,520	5/21/23	1.566%	6 Month EURIBOR	618,814

						$(187,194)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(236,652)
Barclays Bank PLC	7,590	1/17/22	2.050%	3 Month LIBOR	360,087
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(490,985)
Morgan Stanley Capital Services LLC	46,600	3/12/14	0.563%	3 Month LIBOR	(165,943)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 Month LIBOR	893,532
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	608,374

					$968,413

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA: Societe Generale,
5.25% 3/28/13, 12/20/17*	3.00%	1.36%	EUR	1,400	$135,854	$73,156	$62,698

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	363

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Anadarko Petroleum Corp.,
5.95%, 9/15/16, 9/20/17*	1.00%	0.67%	$2,140	$32,664	$(61,042)	$93,706

				$168,518	$12,114	$156,404

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2013
Bank of America+	0.11%	—	$7,736,127
Barclays	0.13%	9/09/13	19,837,034
Barclays	0.13%	9/12/13	34,331,219
Barclays+	0.06%	—	27,796,836
Goldman	0.10%	10/23/13	12,137,635
JP Morgan Chase	0.10%	10/24/13	15,218,033
JP Morgan Chase	0.11%	10/15/13	22,028,574
Morgan Stanley	0.10%	10/29/13	84,266,201
Morgan Stanley	0.11%	9/16/13	64,468,803
Morgan Stanley	0.12%	9/10/13	15,180,101
Morgan Stanley	0.13%	10/10/13	49,767,611
Warburg	0.10%	10/22/13	13,202,367

			$365,970,541

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $354,709,053.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $574,516.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $86,690,736 or 11.5% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Variable rate coupon, rate shown as of August 31, 2013.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

364	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	365

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 70.5%
Industrial – 58.8%
Basic – 5.2%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	355	$374,525
Aleris International, Inc. 7.625%, 2/15/18		582	606,735
7.875%, 11/01/20		466	482,310
ArcelorMittal 6.00%, 3/01/21		600	589,500
6.125%, 6/01/18		1,330	1,369,900
6.75%, 2/25/22(a)		865	880,137
7.50%, 10/15/39		338	310,960
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	458,865
Axiall Corp. 4.875%, 5/15/23(b)		242	224,455
Calcipar SA 6.875%, 5/01/18(b)		479	493,969
Celanese US Holdings LLC 4.625%, 11/15/22		492	455,100
Commercial Metals Co. 6.50%, 7/15/17		1,016	1,092,200
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		174	163,560
GrafTech International Ltd. 6.375%, 11/15/20		365	365,000
Huntsman International LLC 8.625%, 3/15/21		496	553,040
Ineos Finance PLC 7.50%, 5/01/20(b)		376	402,320
8.375%, 2/15/19(b)		425	465,375
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		696	678,600
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)		897	863,362
Molycorp, Inc. 3.25%, 6/15/16(a)		387	264,128
10.00%, 6/01/20		869	855,965
Momentive Performance Materials, Inc. 8.875%, 10/15/20		310	321,625
Novelis, Inc./GA 8.75%, 12/15/20		509	553,537
Peabody Energy Corp. 6.00%, 11/15/18		275	273,625
6.25%, 11/15/21		659	635,935

366	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(b)	U.S.$	288	$278,640
Polymer Group, Inc. 7.75%, 2/01/19		300	316,500
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	508,515
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		400	415,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	250	357,698
Steel Dynamics, Inc.
5.25%, 4/15/23(b)	U.S.$	307	293,185
6.125%, 8/15/19		515	540,750
6.375%, 8/15/22		1,352	1,409,460
TPC Group, Inc. 8.75%, 12/15/20(b)		422	430,440
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV
5.75%, 2/01/21(b)	EUR	280	365,436
7.375%, 5/01/21(a)(b)	U.S.$	535	547,038

			19,197,390

Capital Goods – 6.0%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(b)		297	288,090
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
4.875%, 11/15/22(b)		775	745,938
5.00%, 11/15/22(b)	EUR	328	418,615
7.375%, 10/15/17(b)		650	913,692
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	698	691,020
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		403	413,075
Bombardier, Inc. 6.125%, 1/15/23(b)		967	952,495
CNH Capital LLC 3.625%, 4/15/18		770	754,600
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	543,750
HD Supply, Inc.
7.50%, 7/15/20(b)		400	418,000
8.125%, 4/15/19		300	333,750
HeidelbergCement Finance Luxembourg SA 7.50%, 4/03/20	EUR	765	1,193,053
Lafarge SA 4.75%, 3/23/20		840	1,152,484
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	572	634,920

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	367

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Masco Corp. 7.125%, 3/15/20	U.S.$	650	$731,250
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	312,620
Rexel SA
5.25%, 6/15/20(b)		502	486,940
6.125%, 12/15/19(b)		645	657,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
8.25%, 2/15/21(c)		3,979	3,929,263
9.00%, 4/15/19		638	658,735
9.875%, 8/15/19		400	425,000
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,049,950
Sealed Air Corp.
6.875%, 7/15/33(b)		681	633,330
8.375%, 9/15/21(b)		241	272,631
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(a)(b)		908	939,780
TransDigm, Inc.
5.50%, 10/15/20		370	360,750
7.75%, 12/15/18		1,200	1,284,000
United Rentals North America, Inc. 8.25%, 2/01/21		750	828,750

			22,024,381

Communications - Media – 7.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	915,989
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125%, 2/15/23	U.S.$	985	884,037
5.75%, 1/15/24		565	524,038
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21(b)		644	592,480
6.375%, 9/15/20(b)		490	488,775
Clear Channel Communications, Inc.
9.00%, 12/15/19		910	875,875
10.75%, 8/01/16		534	463,245
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22		525	521,063
Series A
7.625%, 3/15/20		100	99,250
Series WI
6.50%, 11/15/22		1,475	1,475,000
Columbus International, Inc. 11.50%, 11/20/14(b)		698	750,350

368	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Media Holdings, Inc. 10.50%, 7/15/19	U.S.$	470	$524,050
CSC Holdings LLC 7.625%, 7/15/18		1,140	1,296,750
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		232	217,500
DISH DBS Corp.
5.00%, 3/15/23		2,900	2,675,250
6.75%, 6/01/21		350	364,875
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		566	500,910
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,034,962
Intelsat Jackson Holdings SA
5.50%, 8/01/23(b)		1,044	968,310
7.25%, 10/15/20		1,900	2,028,250
Intelsat Luxembourg SA
6.75%, 6/01/18(b)		706	730,710
8.125%, 6/01/23(b)		485	506,825
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	911,410
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	462,443
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	912,580
Sinclair Television Group, Inc. 6.125%, 10/01/22		576	568,800
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		263	232,098
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		425	416,500
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	420	580,117
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	332	352,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(b)		580	527,800
7.50%, 3/15/19(b)		402	433,910
Univision Communications, Inc.
6.75%, 9/15/22(b)		620	643,250
6.875%, 5/15/19(b)		281	295,753
8.50%, 5/15/21(b)		650	703,625
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	574,750

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	369

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance V Ltd. 7.25%, 11/15/21(b)	U.S.$	665	$718,200
Virgin Media Finance PLC 6.375%, 4/15/23(b)		545	540,912
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		641	697,087

			28,010,479

Communications - Telecommunications – 4.4%
CenturyLink, Inc.
Series T
5.80%, 3/15/22		565	532,513
Series U
7.65%, 3/15/42		680	612,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		550	580,250
Frontier Communications Corp.
7.625%, 4/15/24		386	377,315
9.00%, 8/15/31		545	528,650
InterXion Holding NV 6.00%, 7/15/20(b)	EUR	213	285,593
Level 3 Financing, Inc. 7.00%, 6/01/20	U.S.$	800	806,000
MetroPCS Wireless, Inc.
6.25%, 4/01/21(b)		900	897,750
6.625%, 4/01/23(b)		239	237,208
Sprint Capital Corp.
6.875%, 11/15/28		3,030	2,734,575
8.75%, 3/15/32		300	307,500
Sprint Communications, Inc.
6.00%, 11/15/22		785	733,975
9.00%, 11/15/18(b)		945	1,103,287
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	497,502
tw telecom holdings, Inc. 6.375%, 9/01/23(b)	U.S.$	886	881,570
Wind Acquisition Finance SA
6.50%, 4/30/20(b)		1,430	1,430,000
11.75%, 7/15/17(b)		985	1,029,325
Windstream Corp.
7.50%, 4/01/23		715	698,912
7.875%, 11/01/17		675	749,250
8.125%, 9/01/18		900	965,250

			15,988,425

Consumer Cyclical - Automotive – 2.8%
Affinia Group, Inc. 7.75%, 5/01/21(b)		718	737,745

370	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Allison Transmission, Inc. 7.125%, 5/15/19(b)	U.S.$	298	$313,645
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	424,865
Continental Rubber of America Corp. 4.50%, 9/15/19(b)		799	807,989
Dana Holding Corp. 5.375%, 9/15/21		348	341,910
Delphi Corp. 5.00%, 2/15/23		1,015	1,031,494
Exide Technologies 8.625%, 2/01/18(d)		586	404,340
General Motors Financial Co., Inc.
3.25%, 5/15/18(b)		369	354,240
6.75%, 6/01/18		760	846,450
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	981,265
LKQ Corp. 4.75%, 5/15/23(b)		720	662,400
Meritor, Inc. 8.125%, 9/15/15		185	203,269
Schaeffler Finance BV 4.25%, 5/15/18(b)	EUR	217	286,855
Schaeffler Holding Finance BV
6.875%, 8/15/18(b)(e)	U.S.$	1,649	1,715,397
6.875%, 8/15/18(b)(e)	EUR	544	738,749
UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	412,050

			10,262,663

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	425,425
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–

			425,425

Consumer Cyclical - Other – 2.9%
Boyd Gaming Corp. 9.00%, 7/01/20		870	935,250
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	486,750
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,173,494
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,277,350

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	371

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	545	$562,712
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,351,350
Levi Strauss & Co. 6.875%, 5/01/22		579	615,187
M/I Homes, Inc. 8.625%, 11/15/18		790	843,325
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	398,675
MGM Resorts International 6.625%, 7/15/15		1,222	1,301,430
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	347,563
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		503	552,042
Standard Pacific Corp. 8.375%, 5/15/18		500	565,000
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		251	260,413

			10,670,541

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Brighthouse Group Ltd. 7.875%, 5/15/18(b)	GBP	669	1,047,117
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	960	1,070,400
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		255	260,738
Cash America International, Inc. 5.75%, 5/15/18(b)		600	579,000
CST Brands, Inc. 5.00%, 5/01/23(b)		1,572	1,493,400
L Brands, Inc. 5.625%, 2/15/22		503	506,773
6.625%, 4/01/21		400	425,000
Michaels Stores, Inc. 7.75%, 11/01/18		500	538,125
Murphy Oil USA, Inc. 6.00%, 8/15/23(b)		204	202,470
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	553,359
Rite Aid Corp. 10.25%, 10/15/19	U.S.$	648	729,810

372	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22	U.S.$	606	$606,757
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)(b)		805	815,062
William Carter Co. (The) 5.25%, 8/15/21(b)		160	160,800

			9,383,296

Consumer Non-Cyclical – 10.0%
Agrokor DD 9.875%, 5/01/19(b)	EUR	630	920,067
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	844	913,630
Alere, Inc. 8.625%, 10/01/18		800	861,000
ARAMARK Corp. 5.75%, 3/15/20(b)		244	248,880
Biomet, Inc. 6.50%, 10/01/20		925	922,687
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,080,713
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	794,378
Cerba European Lab SAS 7.00%, 2/01/20(b)	EUR	850	1,114,977
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	685	691,850
8.00%, 11/15/19		396	415,800
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,170,652
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	432,320
Elizabeth Arden, Inc. 7.375%, 3/15/21		355	378,962
Endo Health Solutions, Inc. 7.25%, 1/15/22		255	260,738
Envision Healthcare Corp. 8.125%, 6/01/19		1,123	1,214,244
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		582	628,560
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)(b)		1,535	1,427,550
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	419,650
HCA, Inc. 6.375%, 1/15/15		1,698	1,787,145
6.50%, 2/15/20(a)		3,125	3,355,469

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	373

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Health Management Associates, Inc. 7.375%, 1/15/20	U.S.$	329	$367,657
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(b)(e)		728	738,920
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	938,900
Hologic, Inc. 6.25%, 8/01/20	U.S.$	291	303,368
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		600	628,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		995	1,124,350
Jarden Corp. 7.50%, 1/15/20		129	138,030
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,119,037
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,870	1,430,550
Post Holdings, Inc. 7.375%, 2/15/22(b)		185	195,175
7.375%, 2/15/22		398	419,890
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	665	1,052,192
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	848,499
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)	U.S.$	48	49,680
6.625%, 11/15/22(b)		84	86,100
Spectrum Brands, Inc. 6.75%, 3/15/20		900	949,500
Sun Merger Sub, Inc. 5.25%, 8/01/18(b)		660	662,475
5.875%, 8/01/21(b)		281	280,298
Tenet Healthcare Corp. 8.00%, 8/01/20		1,040	1,080,300
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	421,155
Valeant Pharmaceuticals International 6.375%, 10/15/20(b)		800	813,000
6.875%, 12/01/18(b)		825	874,500
7.00%, 10/01/20(b)		1,215	1,275,750
7.25%, 7/15/22(b)		516	546,960
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	600	923,312
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)	U.S.$	982	– 0	–

374	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VPII Escrow Corp. 7.50%, 7/15/21(b)	U.S.$	272	$291,040

			36,598,410

Energy – 8.0%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	403,200
9.375%, 12/01/17		495	524,700
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(b)		1,337	1,350,370
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(d)		410	2,050
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	749,000
Basic Energy Services, Inc. 7.75%, 2/15/19		500	506,250
Bill Barrett Corp. 7.625%, 10/01/19		400	404,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		123	125,153
Bristow Group, Inc. 6.25%, 10/15/22		222	227,550
Chaparral Energy, Inc. 7.625%, 11/15/22		835	837,087
CHC Helicopter SA 9.25%, 10/15/20		609	624,225
Chesapeake Energy Corp. 2.50%, 5/15/37(a)		1,225	1,202,797
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	810,000
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	989,010
Continental Resources, Inc./OK 4.50%, 4/15/23		985	967,762
5.00%, 9/15/22		814	822,140
Denbury Resources, Inc. 4.625%, 7/15/23		415	370,388
6.375%, 8/15/21		999	1,046,452
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	508,560
9.25%, 12/15/17		800	890,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	874,437
Forest Oil Corp. 7.25%, 6/15/19		739	733,458
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		371	392,409

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	375

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hornbeck Offshore Services, Inc. 5.875%, 4/01/20	U.S.$	543	$549,788
Key Energy Services, Inc. 6.75%, 3/01/21		901	889,737
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	389,295
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		1,394	1,282,480
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	502,320
Oil States International, Inc. 6.50%, 6/01/19		722	761,710
Pacific Drilling SA 5.375%, 6/01/20(b)		936	903,240
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	381,060
PHI, Inc. 8.625%, 10/15/18		400	422,500
Pioneer Energy Services Corp. 9.875%, 3/15/18(a)		716	774,175
Precision Drilling Corp. 6.50%, 12/15/21		299	312,455
QEP Resources, Inc. 5.375%, 10/01/22		2,200	2,101,000
Quicksilver Resources, Inc. 7.125%, 4/01/16		152	137,940
Range Resources Corp. 5.75%, 6/01/21		1,060	1,110,350
SandRidge Energy, Inc. 8.75%, 1/15/20		775	809,875
SESI LLC 7.125%, 12/15/21		563	609,448
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)		704	721,600
Tervita Corp. 8.00%, 11/15/18(b)		754	752,115
W&T Offshore, Inc. 8.50%, 6/15/19		550	583,000

			29,355,086

Other Industrial – 1.8%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		650	679,250
B456 Systems, Inc. 3.75%, 4/15/16(d)		270	182,925
General Cable Corp. 5.75%, 10/01/22(b)		387	372,488

376	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interline Brands, Inc. 10.00%, 11/15/18(e)	U.S.$	590	$635,725
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	739,200
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	960,120
NANA Development Corp. 9.50%, 3/15/19(b)		1,156	1,144,440
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		836	484,880
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		452	454,260
Trionista Holdco GmbH 5.00%, 4/30/20(b)	EUR	413	544,853
Trionista TopCo GmbH 6.875%, 4/30/21(b)		253	337,735

			6,535,876

Services – 2.2%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	1,300	1,087,081
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	241	321,767
8.00%, 1/15/21(b)		270	357,738
Goodman Networks, Inc. 12.125%, 7/01/18	U.S.$	775	828,281
Gtech SpA 8.25%, 3/31/66(b)	EUR	730	1,022,693
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	284	295,360
Mobile Mini, Inc. 7.875%, 12/01/20		309	336,810
Realogy Group LLC 7.625%, 1/15/20(b)		449	502,880
Sabre, Inc. 8.50%, 5/15/19(b)		847	912,642
ServiceMaster Co./TN 7.00%, 8/15/20(a)		319	291,885
8.00%, 2/15/20		342	327,037
Travelport LLC 10.875%, 9/01/16(b)	EUR	300	384,600
Travelport LLC/Travelport Holdings, Inc. 13.875%, 3/01/16(b)(e)	U.S.$	382	399,242
West Corp. 7.875%, 1/15/19		880	943,800

			8,011,816

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	377

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 4.6%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(b)	U.S.$	651	$664,020
Avaya, Inc. 7.00%, 4/01/19(b)		102	93,330
10.50%, 3/01/21(b)		972	750,870
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		459	464,737
Brightstar Corp. 9.50%, 12/01/16(b)		883	922,735
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		436	478,510
8.50%, 4/01/19		1,049	1,152,589
Ceridian Corp. 8.875%, 7/15/19(b)		456	513,000
11.00%, 3/15/21(b)		840	970,200
CommScope, Inc. 8.25%, 1/15/19(b)		760	828,400
First Data Corp. 6.75%, 11/01/20(b)		652	663,410
7.375%, 6/15/19(b)		2,875	2,975,625
8.25%, 1/15/21(b)		355	362,988
11.75%, 8/15/21(b)		1,000	935,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16		212	217,300
Infor US, Inc. 9.375%, 4/01/19		318	353,775
10.00%, 4/01/19	EUR	251	364,908
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	481,032
MMI International Ltd. 8.00%, 3/01/17(b)		475	479,750
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	633,150
Sensata Technologies BV 6.50%, 5/15/19(b)		800	850,000
Serena Software, Inc. 10.375%, 3/15/16		702	691,470
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	856,000

			16,702,799

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Series WI 5.50%, 4/01/23		516	480,525

378	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	360	$369,450
6.25%, 10/15/22		145	147,537
6.75%, 4/15/19		811	864,729
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		400	402,000

			2,264,241

			215,430,828

Financial Institutions – 6.9%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	1,204,552
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	568,009
Barclays Bank PLC 7.75%, 4/10/23		719	734,278
Countrywide Capital III Series B 8.05%, 6/15/27		600	714,000
HBOS Capital Funding LP No. 2 6.071%, 6/30/14(b)		665	640,894
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	936,620
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	386,650
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		1,200	1,068,000
Servus Luxembourg Holding Sca 7.75%, 6/15/18(b)	EUR	384	515,228
Zions Bancorporation 5.80%, 6/15/23	U.S.$	350	308,000

			7,076,231

Brokerage – 0.6%
E*TRADE Financial Corp. 6.375%, 11/15/19		496	520,800
6.75%, 6/01/16		329	347,917
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,402,500

			2,271,217

Finance – 2.4%
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,445,500
Creditcorp 12.00%, 7/15/18(b)		925	945,813

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	379

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp. 4.625%, 4/15/21	U.S.$	1,192	$1,084,720
5.875%, 4/01/19		1,200	1,215,744
Residential Capital LLC 9.625%, 5/15/15(d)		193	225,971
SLM Corp. 4.625%, 9/25/17		470	473,525
7.25%, 1/25/22		234	239,265
8.00%, 3/25/20		1,255	1,364,812
8.45%, 6/15/18		1,270	1,447,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		215	220,913

			8,664,063

Insurance – 0.3%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	582,330
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	461,250

			1,043,580

Other Finance – 1.7%
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		585	548,438
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	528,125
Harbinger Group, Inc. 7.875%, 7/15/19(b)		1,231	1,271,007
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,481	1,558,752
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3	1,948
iPayment, Inc. 10.25%, 5/15/18		860	640,700
Renaissance Acquisition Corp. 6.875%, 8/15/21(b)		539	526,873
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		599	631,945
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	539,760

			6,247,548

			25,302,639

Utility – 4.8%
Electric – 2.9%
AES Corp./VA 4.875%, 5/15/23		382	350,485
7.375%, 7/01/21		489	533,010
8.00%, 10/15/17		612	703,800

380	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Calpine Corp. 7.875%, 1/15/23(b)	U.S.$	450	$482,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)		994	1,005,183
10.00%, 12/01/20		792	834,570
10.00%, 12/01/20(b)		694	729,568
11.25%, 12/01/18(b)(e)		395	310,340
FirstEnergy Corp. Series C 7.375%, 11/15/31		596	603,070
GenOn Americas Generation LLC 8.50%, 10/01/21		725	772,125
GenOn Energy, Inc. 7.875%, 6/15/17		840	911,400
NRG Energy, Inc. 7.875%, 5/15/21		901	968,575
8.25%, 9/01/20		825	905,438
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	388,125
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	300	431,188
Techem GmbH 6.125%, 10/01/19(b)	U.S.$	300	425,891
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	529,846

			10,885,239

Natural Gas – 1.9%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		556	517,080
6.125%, 7/15/22		199	204,473
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		917	951,387
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,765	1,900,238
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,040	1,105,000
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(b)		571	509,617
5.50%, 4/15/23		387	373,455
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(b)		1,000	955,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	381

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	330	$349,800

			6,866,050

			17,751,289

Total Corporates - Non-Investment Grades (cost $251,956,668)			258,484,756

CORPORATES - INVESTMENT GRADES – 4.6%
Financial Institutions – 2.5%
Banking – 1.3%
BNP Paribas SA 5.186%, 6/29/15(a)(b)		957	946,234
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		410	436,650
Credit Suisse AG 6.50%, 8/08/23(b)		475	477,993
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)		674	954,190
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		345	303,600
Sovereign Bank/Wilmington DE 8.75%, 5/30/18		360	429,862
Turkiye Garanti Bankasi AS 5.25%, 9/13/22(b)		672	569,779
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	422,869

			4,541,177

Finance – 0.3%
Air Lease Corp. 5.625%, 4/01/17		294	315,315
General Electric Capital Corp. Series A 7.125%, 6/15/22		800	880,000

			1,195,315

Insurance – 0.5%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	851,250
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)(c)		489	543,227
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	451,610

			1,846,087

382	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
EPR Properties 7.75%, 7/15/20	U.S.$	842	$949,023
Senior Housing Properties Trust 6.75%, 12/15/21		600	653,643

			1,602,666

			9,185,245

Industrial – 1.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(b)		419	529,896
LyondellBasell Industries NV 6.00%, 11/15/21		339	384,454
Plains Exploration & Production Co. 6.50%, 11/15/20		344	366,200
6.75%, 2/01/22		1,485	1,579,632

			2,860,182

Communications - Media – 0.6%
Myriad International Holdings BV 6.00%, 7/18/20(b)		420	430,241
Time Warner Cable, Inc. 4.50%, 9/15/42		1,265	983,374
5.875%, 11/15/40		985	885,502

			2,299,117

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	702,429

Consumer Cyclical - Other – 0.0%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		94	99,640

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,533

			6,467,901

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. 5.375%, 1/27/21		850	830,011

Utility – 0.1%
Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	467,250

Total Corporates - Investment Grades (cost $16,190,295)			16,950,407

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	383

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.1%
Industrial – 4.1%
Basic – 0.3%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(i)	U.S.$	600	$602,492
Macdermid, Incorporated 7.75%, 12/07/20(i)		225	227,250
Unifrax Holding Co. 5.25%, 11/28/18(i)	EUR	249	329,582

			1,159,324

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(i)	U.S.$	516	517,770

Communications - Media – 0.3%
TWCC Holding Corp. 7.00%, 6/26/20(i)		1,050	1,076,250

Consumer Cyclical - Automotive – 0.8%
Exide Technologies 9.00%, 10/09/14		1,092	1,092,058
Navistar, Inc. 5.75%, 8/17/17(i)		420	425,775
TI Group Automotive Systems, LLC 5.50%, 3/28/19(i)		776	775,834
Veyance Technologies, Inc. 5.25%, 9/08/17(i)		648	643,998

			2,937,665

Consumer Cyclical - Entertainment – 0.7%
Alpha Topco Limited 4.50%, 4/30/19(i)		998	1,003,236
Harrah’s Las Vegas Propco, LLC 3.68%, 2/13/14(i)		1,125	1,070,437
Station Casinos LLC 5.00%, 3/02/20(i)		374	376,558

			2,450,231

Consumer Cyclical - Retailers – 0.1%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(i)		496	500,716

Consumer Non-Cyclical – 0.5%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(i)		400	407,752
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(i)		800	802,504
New HB Acquisition, LLC 6.75%, 4/09/20(i)		560	573,300

			1,783,556

384	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(i)	U.S.$	274	$271,061
Gardner Denver Inc. 4.25%, 7/30/20(i)		300	298,344

			569,405

Services – 0.4%
Supervalu, Inc. 5.00%, 3/21/19(i)		548	549,506
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(i)		736	761,464

			1,310,970

Technology – 0.8%
Blackboard, Inc. 11.50%, 4/04/19(i)		1,100	1,112,375
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/30/18(i)		800	768,000
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		672	607,038

			2,487,413

Total Bank Loans (cost $14,654,400)			14,793,300

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Non-Agency Floating Rate – 1.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA4, Class 1A1A 0.374%, 8/25/47(i)		1,631	1,285,702
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.404%, 6/25/37(i)		579	443,875
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.404%, 7/19/47(i)		878	696,756
Lehman XS Trust Series 2007-4N, Class 3A2A 0.909%, 3/25/47(i)		280	211,947

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	385

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QO6, Class A3 0.444%, 6/25/46(i)	U.S.$	2,761	$1,223,680
Series 2007-QH6, Class A1 0.374%, 7/25/37(i)		1,581	1,178,713
Series 2007-QO1, Class A1 0.334%, 2/25/47(i)		1,286	942,016
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.658%, 8/25/47(i)		610	464,634

			6,447,323

Non-Agency Fixed Rate – 1.4%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		406	353,027
IndyMac Index Mortgage Loan Trust Series 2006-AR31 5.035%, 11/25/36		1,235	1,071,329
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.717%, 9/25/35		1,602	1,284,322
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		1,061	885,835
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		1,074	865,579
Series 2006-QS4, Class A2 6.00%, 4/25/36		896	690,054

			5,150,146

Total Collateralized Mortgage Obligations (cost $11,603,450)			11,597,469

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.4%
Basic – 0.3%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	267,316
9.25%, 4/19/14(b)		8	8,393
Vedanta Resources PLC 6.00%, 1/31/19(b)		400	361,933
8.75%, 1/15/14(b)		439	442,293

			1,079,935

Capital Goods – 0.1%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)(i)		335	362,637

386	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)	U.S.$	1,025	$1,081,375

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(b)		498	405,926
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	509,515
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	916,379
Marfrig Holding Europe BV 8.375%, 5/09/18(b)	U.S.$	997	909,763
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	227,400
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		925	897,250
Tonon Bioenergia SA 9.25%, 1/24/20(b)		775	658,761
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(b)		850	788,375
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	627,750

			5,941,119

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	451,050

			8,916,116

Financial Institutions – 0.5%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		875	857,500

Finance – 0.3%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(b)		850	878,974

			1,736,474

Total Emerging Markets - Corporate Bonds (cost $11,428,040)			10,652,590

GOVERNMENTS - TREASURIES – 2.6%
Canada – 0.4%
Canadian Government Bond
2.00%, 6/01/16	CAD	550	531,061
3.25%, 6/01/21		925	931,955

			1,463,016

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	387

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.8%
United Kingdom Gilt 2.00%, 1/22/16(j)	GBP	1,725	$2,760,648

United States – 1.4%
U.S. Treasury Bonds 3.125%, 11/15/41(j)	U.S.$	1,755	1,586,629

U.S. Treasury Notes
1.00%, 8/31/16(j)		1,000	1,006,172
2.25%, 11/30/17		2,500	2,595,118

			5,187,919

Total Governments - Treasuries (cost $9,797,443)			9,411,583

		Shares
COMMON STOCKS – 2.1%
Air Canada(f)		237,000	623,270
Amkor Technology, Inc.(f)		130,959	525,146
Axiall Corp.		5,713	228,691
Beazer Homes USA, Inc.(f)		25,754	436,273
Charter Communications, Inc. – Class A(f)		3,500	424,970
Crown Castle International Corp.(f)		9,194	638,247
Greektown Superholdings, Inc.(f)(g)(h)		397	35,730
Isle of Capri Casinos, Inc.(f)		59,535	444,131
Keystone Automotive Operations, Inc.(g)(h)		61,065	726,060
Las Vegas Sands Corp.		8,388	472,664
LifePoint Hospitals, Inc.(f)		13,469	609,203
LyondellBasell Industries NV – Class A		6,076	426,231
Neenah Enterprises, Inc.(f)(g)(h)		58,199	201,951
Nortek, Inc.(f)		8,380	561,041
SBA Communications Corp. – Class A(f)		9,819	736,425
Seagate Technology PLC		6,266	240,113
Travelport LLC(f)		255,000	233,325

Total Common Stocks (cost $7,444,103)			7,563,471

PREFERRED STOCKS – 2.0%
Financial Institutions – 1.9%
Banking – 1.1%
GMAC Capital Trust I 8.125%		37,000	980,870
Goldman Sachs Group, Inc. (The) 5.50%		28,200	638,730
Royal Bank of Scotland Group PLC 6.40%		45,000	916,200

388	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

US Bancorp/MN 6.50%		35,000	$915,600
Zions Bancorporation 9.50%		27,300	681,954

			4,133,354

Insurance – 0.5%
Mt. Logan Re 0.00%(f)(h)		1,900	1,946,469

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	328,344
Sovereign Real Estate Investment Trust 12.00%(b)		624	802,177

			1,130,521

			7,210,344

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal 6.00%		9,350	194,106

Total Preferred Stocks (cost $7,285,200)			7,404,450

	Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.7%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	167	165,985
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		1,000	949,659
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.82%, 4/10/38		1,000	995,780
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,540,195
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,354,248

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	389

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	315	$300,275
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		1,000	903,630

Total Commercial Mortgage-Backed Securities (cost $6,088,790)			6,209,772

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	690,284
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,240	1,173,166

			1,863,450

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 4.957%, 3/25/36(i)		1,359	806,196

Total Asset-Backed Securities (cost $2,238,390)			2,669,646

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		165	110,497
California GO 7.60%, 11/01/40		325	425,893
7.95%, 3/01/36		700	798,791
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		310	206,454
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		565	379,392
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		220	140,166

Total Local Governments - Municipal Bonds (cost $1,940,651)			2,061,193

390	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Bahrain – 0.1%
Bahrain Government International Bond 6.125%, 8/01/23(b)	U.S.$	460	$441,600

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,163,900

Total Governments - Sovereign Bonds (cost $1,578,857)			1,605,500

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Kazakhstan – 0.4%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)		875	913,456
KazMunayGas National Co. 9.125%, 7/02/18(b)		500	597,500

Total Quasi-Sovereigns (cost $1,347,070)			1,510,956

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.3%
Argentina Boden Bonds 7.00%, 10/03/15		1,000	888,445

Serbia – 0.1%
Republic of Serbia 4.875%, 2/25/20(b)		578	521,528

Total Emerging Markets - Sovereigns (cost $1,341,858)			1,409,973

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.2%
Swaptions – 0.1%
CDX-NAHY.20 RTP Citibank, N.A. Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669
CDX-NAHY.20 RTP Deutsche Bank AG Expiration: Sep 2013, Exercise Rate: 103.00%(f)		9,360	53,008
Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669

			288,346

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	391

High-Yield Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

Options on Equities – 0.1%
Hovnanian Enterprises A Expiration: Jan 2014, Exercise Price: $5.50(f)(k)	1,024	$92,160
Standard Pacific Corp. Expiration: Jan 2014, Exercise Price: $8.00(f)(k)	319	43,065
Expiration: Jan 2014, Exercise Price: $10.00(f)(k)	264	79,860
Toll Brothers, Inc. Expiration: Jan 2014, Exercise Price: $30.00(f)(k)	139	36,835
Expiration: Jan 2014, Exercise Price: $35.00(f)(k)	137	78,090

		330,010

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2013, Exercise Price: $147.00(f)(k)	660	11,220
Expiration: Sep 2013, Exercise Price: $149.00(f)(k)	470	10,810
Expiration: Sep 2013, Exercise Price: $162.00(f)(k)	220	44,330
Expiration: Oct 2013, Exercise Price: $152.00(f)(k)	440	47,300
Expiration: Oct 2013, Exercise Price: $162.00(f)(k)	220	73,810

		187,470

Total Options Purchased - Puts (premium paid $1,044,526)		805,826

OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Jan 2014, Exercise Price: $25.00(f)(k)	3,131	70,447
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $20.00(f)(k)	480	170,400

Total Options Purchased - Calls (premium paid $745,240)		240,847

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,643	443

392	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iPayment Holdings, Inc., expiring 11/15/18(f)(g)(h)	272	$	– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)(h)	671		– 0	–

Total Warrants (cost $0)			443

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(l) (cost $10,999,254)	10,999,254		10,999,254

Total Investments – 99.5% (cost $357,684,235)			364,371,436
Other assets less liabilities – 0.5%			2,181,528

Net Assets – 100.0%			$366,552,964

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	101	September 2013	$3,752,484	$3,640,181	$(112,303)
Russell 2000 Mini Index Futures	7	September 2013	688,843	707,070	18,227
S&P 500 E Mini Index Futures	13	September 2013	1,106,323	1,060,345	(45,978)
U.S. T-Note 2 Yr Futures	176	December 2013	38,665,278	38,676,000	10,722
U.S. T-Note 5 Yr Futures	323	December 2013	38,594,720	38,656,539	61,819
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	79	December 2013	9,786,842	9,818,219	(31,377)

					$(98,890)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	18,425	USD	24,431	9/19/13	$78,639
Credit Suisse International	EUR	327	USD	434	9/19/13	2,482
Deutsche Bank AG London	USD	1,793	CAD	1,881	9/06/13	(7,725)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	393

High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	USD	1,869	JPY	181,444	9/06/13	$(20,510)
Deutsche Bank AG London	EUR	1,301	USD	1,741	9/19/13	21,948
Deutsche Bank AG London	GBP	7,719	USD	11,859	9/19/13	(102,015)
Deutsche Bank AG London	USD	3,684	MXN	48,614	9/26/13	(53,248)
Goldman Sachs Capital Markets LP	JPY	181,427	USD	1,820	9/06/13	(27,894)
Royal Bank of Canada	CAD	4,094	USD	3,922	9/06/13	35,852
State Street Bank & Trust Co.	NOK	77	USD	12	9/05/13	(155)
State Street Bank & Trust Co.	USD	1,080	EUR	813	9/19/13	(5,977)
State Street Bank & Trust Co.	USD	36	GBP	23	9/19/13	(423)

						$(79,026)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
Goodyear Tire & Rubber Co.(k)	160	$17.00	January 2015	$65,593	$(83,200)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00%	9/18/13	$6,600	$27,720	$(1,852)
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00	9/18/13	6,600	28,050	(1,853)
CDX-NAHY Series 20, 5 Year Index	Citibank, NA	Sell	99.00	10/16/13	18,400	55,200	(69,685)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	9/18/13	18,620	45,619	(13,898)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	10/16/13	18,620	83,790	(70,518)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	96,000	(5,308)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	92,160	(5,308)

						$428,539	$(168,422)

394	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	$50,000	10/29/14	0.410%	3 Month LIBOR	$(85,922)
Credit Suisse International	12,000	1/31/15	0.435%	3 Month LIBOR	(5,768)
Credit Suisse International	7,710	5/01/15	0.348%	3 Month LIBOR	8,072
Credit Suisse International	40,000	4/08/18	0.925%	3 Month LIBOR	1,120,448

					$1,036,830

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Agent/ Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	4.04	3,800	$(185,778)	$(147,294)	$(38,484)

Sale Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	4.04	4,224	206,507	164,361	42,146

				$20,729	$17,067	$3,662

*	Termination date

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-NAHY Series 20, 5 Year Index 6/20/18*	(5.00)%	4.04%		$1,610	$(78,711)	$(45,883)	$(32,828)
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63	EUR	244	(7,608)	(8,341)	733
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63		190	(5,924)	2,543	(8,467)
Barclays Bank PLC:
Liz Claiborne, Inc., 5.00%, 7/08/13, 12/20/13*	(5.00)	0.23		$180	(4,514)	428	(4,942)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	395

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
The McClatchy Co., 5.75%, 9/01/17, 12/20/13*	(5.00)%	0.86%	$ 180	$(4,161)	$802	$(4,963)
Citibank, NA: CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)	3.28	3,960	(272,800)	(21,705)	(251,095)
Goldman Sachs Bank USA: CDX-NAHY Series 11, 5 Year Index, 12/20/13*	– 0	–	119.31	464	150,657	30,679	119,978
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.63	16,500	(262,114)	75,041	(337,155)
JPMorgan Chase Bank, NA: CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.54	8,300	(140,747)	103,245	(243,992)
MBIA, Inc., 6.625%, 10/01/28, 12/20/13*	(5.00)	0.77	370	(8,656)	4,625	(13,281)
Morgan Stanley Capital Services LLC: AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	568	34,545	14,730	19,815
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	567	34,484	15,909	18,575
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	252	19,648	16,661	2,987
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	1,440	112,417	125,576	(13,159)
CDX-EM Series 17, 5 Year Index, 6/20/17*	(5.00)	3.30	9,800	(669,721)	(922,437)	252,716
CDX-NAIG Series 20, 5 Year Index 6/20/18*	(1.00)	0.84	6,840	(64,044)	(91,577)	27,533
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	5.73	208	4,360	(8,017)	12,377
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	EUR 165	(8,320)	10,365	(18,685)
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	235	(11,849)	15,043	(26,892)

396	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG: Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)%	5.84%	$140	$3,548	$4,822	$(1,274)
Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	5.84	224	5,676	7,710	(2,034)

Sale Contracts
Bank of America, NA: CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	917	(98,396)	(139,846)	41,450
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%	459	(49,198)	(69,771)	20,573
Sanmina -SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	2.19	640	69,700	(27,657)	97,357
Barclays Bank PLC: Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	710	24,644	(41,891)	66,535
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	350	12,148	(25,077)	37,225
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	264	7,435	4,180	3,255
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	236	6,646	3,737	2,909
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	500	(3,266)	(34,068)	30,802
Clear Channel Communications, Inc., 6.875%, 6/15/18, 12/20/14*	5.00	7.45	440	(11,720)	(28,225)	16,505
Clear Channel Communications, Inc., 6.875%, 6/15/18, 3/20/16*	5.00	11.27	200	(28,589)	(43,237)	14,648
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	2.43	1,850	139,176	(28,395)	167,571
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	1.48	640	88,196	(2,919)	91,115

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	397

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00%	2.34%	$470	$48,440	$(19,942)	$68,382
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	689	56,985	42,728	14,257
NXP BV, 2.961%, 10/15/13, 3/20/16*	5.00	1.32	550	55,287	16,530	38,757
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	1.40	430	60,771	23,211	37,560
Univision Communications, Inc., 8.50%, 5/15/21, 6/20/16*	5.00	0.92	550	67,230	(9,499)	76,729
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00%	3.01%	650	51,057	14,324	36,733
Citibank, NA: MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	909	75,181	57,976	17,205
Credit Suisse International: American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	580	45,989	11,029	34,960
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	101	8,029	9,110	(1,081)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	89	7,075	8,465	(1,390)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	332	27,459	22,049	5,410
United States Steel Corp., 6.65%, 6/01/37, 12/20/17*	5.00	4.98	440	3,272	(33,056)	36,328
Wind Acquisition Finance S.A., 5.00%, 12/31/45, 6/20/16*	5.00	3.54	520	23,549	13,167	10,382
Deutsche Bank AG:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	459	(49,238)	(75,646)	26,408
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	421	33,382	5,803	27,579
CDX-NAHY Series 15, 3 Year Index, 12/20/13*	5.00	8.49	4,451	(2,483)	(119,685)	117,202
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	900	(5,880)	(62,125)	56,245

398	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%		$917	$(98,398)	$(152,069)	$53,671
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,198)	(70,908)	21,710
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	2.15		1,250	139,024	(67,158)	206,182
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	4.16	EUR	590	28,484	(90,836)	119,320
Mediacom LLC, 9.125%, 8/15/19, 3/20/16*	5.00	1.05		$1,070	113,611	(23,035)	136,646
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		230	4,818	(15,313)	20,131
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		225	4,713	(14,761)	19,474
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 8.35%, 3/15/16, 6/20/16*	5.00	2.11		277	23,962	(16,878)	40,840
Morgan Stanley Capital Services LLC:
AK Steel Holding Corp., 7.625%, 5/15/20, 3/20/16*	5.00	8.45		550	(37,542)	4,516	(42,058)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		400	(90,209)	(69,856)	(20,353)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		399	(89,983)	(67,834)	(22,149)
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		1,120	(261,523)	(273,640)	12,117
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		175	(40,863)	(38,458)	(2,405)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,197)	(71,204)	22,007
NXP BV, 2.961%, 10/15/13, 6/20/17*	5.00	2.19	EUR	230	33,371	(11,275)	44,646
NXP BV, 2.961%, 10/15/13, 9/20/17*	5.00	2.40		330	47,941	(17,967)	65,908
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	2.38		$1,050	106,306	(67,723)	174,029
HCA Inc., 6.375%, 1/15/15, 6/20/17*	5.00	2.31		1,720	181,069	(2,622)	183,691
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	2.02		850	98,661	(38,932)	137,593

					$(445,906)	$(2,304,464)	$1,858,558

*	Termination date

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	399

High-Yield Portfolio—Portfolio of Investments

DIVIDEND SWAPS (see Note C)

Dividend Yield On	Counterparty	Notional Amount (000)	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Dividend Futures	Credit Suisse International	$193	91.80%	12/19/14	$41,910
Euro Stoxx 50 Index Dividend Futures	UBS AG	154	90.20%	12/18/15	28,476

					$70,386

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	Burger King Worldwide, Inc.	23,000	0.27%	$446	8/20/14	Citibank, NA	$(4,173)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2013
Credit Suisse Securities (USA) LLC+	(3.00	)%*	12/31/13	$233,554
Credit Suisse Securities (USA) LLC+	(1.75	)%*	12/31/13	466,041
Credit Suisse Securities (USA) LLC+	(1.00	)%*	12/31/13	950,866
Credit Suisse Securities (USA) LLC+	(0.50	)%*	12/31/13	826,499
Credit Suisse Securities (USA) LLC+	(0.38	)%*	12/31/13	1,181,865
Credit Suisse Securities (USA) LLC+	(0.15	)%*	12/31/13	881,960
Credit Suisse Securities (USA) LLC+	(0.05	)%*	12/31/13	642,939
Credit Suisse Securities (USA) LLC+	0.00%		12/31/13	5,528,472
Deutsche Bank Securities, Inc.+	0.00%		12/31/13	1,356,750
ING+	(2.00	)%*	12/31/13	820,485

				$12,889,431

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $12,750,155.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $124,815,274 or 34.0% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

400	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,937,975.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar

EUR	– Euro

GBP	– Great British Pound

JPY	– Japanese Yen

MXN	– Mexican Peso

NOK	– Norwegian Krone

USD	– United States Dollar

Glossary:

ARMs	– Adjustable Rate Mortgages

CBT	– Chicago Board of Trade

CDX-EM	– Emerging Market Credit Default Swap Index

CDX-NAHY	– North American High Yield Credit Default Swap Index

CDX-NAIG	– North American Investment Grade Credit Default Swap Index

CMBS	– Commercial Mortgage-Backed Securities

ETF	– Exchange Traded Fund

GO	– General Obligation

JSFC	– Joint Stock Financial Corporation

LIBOR	– London Interbank Offered Rates

REIT	– Real Estate Investment Trust

RTP	– Real Time Pricing

SPDR	– Standard & Poor’s Depository Receipt

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	401

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 28.0%
Capital Markets – 1.2%
E*Trade Financial Corp.(a)	267,020	$3,748,961

Commercial Banks – 10.4%
Associated Banc-Corp.	197,790	3,154,751
CapitalSource, Inc.	316,180	3,651,879
Comerica, Inc.	99,390	4,059,088
First Niagara Financial Group, Inc.	388,458	3,923,426
Huntington Bancshares, Inc./OH	576,630	4,751,431
Popular, Inc.(a)	141,437	4,393,033
Susquehanna Bancshares, Inc.	183,883	2,318,765
Webster Financial Corp.	67,440	1,784,462
Zions Bancorporation	162,350	4,540,929

		32,577,764

Insurance – 9.3%
American Financial Group, Inc./OH	26,422	1,361,526
Aspen Insurance Holdings Ltd.	126,540	4,501,028
Fidelity National Financial, Inc. – Class A	188,460	4,468,386
Genworth Financial, Inc. – Class A(a)	348,140	4,108,052
Reinsurance Group of America, Inc. – Class A	45,610	2,955,984
Torchmark Corp.	56,820	3,914,330
Unum Group	123,570	3,649,022
Validus Holdings Ltd.	113,730	3,936,195

		28,894,523

Real Estate Investment Trusts (REITs) – 7.1%
BioMed Realty Trust, Inc.	141,210	2,599,676
Camden Property Trust	46,040	2,844,812
LTC Properties, Inc.	75,670	2,680,988
Medical Properties Trust, Inc.	185,050	2,137,328
Mid-America Apartment Communities, Inc.	43,980	2,711,807
Parkway Properties, Inc./MD	164,170	2,684,179
Plum Creek Timber Co., Inc.	48,490	2,148,592
RLJ Lodging Trust	190,200	4,370,796

		22,178,178

		87,399,426

Information Technology – 17.9%
Communications Equipment – 0.8%
Harris Corp.	45,740	2,590,256

Electronic Equipment, Instruments & Components – 9.3%
Anixter International, Inc.(a)	34,430	2,876,971
Arrow Electronics, Inc.(a)	101,010	4,688,884
AU Optronics Corp. (Sponsored ADR)(a)	481,384	1,848,515

402	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.(a)	121,560	$4,687,354
Flextronics International Ltd.(a)	247,200	2,219,856
Insight Enterprises, Inc.(a)	138,423	2,645,263
Jabil Circuit, Inc.	168,810	3,852,244
TTM Technologies, Inc.(a)	254,668	2,429,533
Vishay Intertechnology, Inc.(a)	292,120	3,578,470

		28,827,090

IT Services – 2.2%
Amdocs Ltd.	113,030	4,166,286
Convergys Corp.	159,400	2,810,222

		6,976,508

Semiconductors & Semiconductor Equipment – 4.5%
Amkor Technology, Inc.(a)(b)	278,881	1,118,313
Entegris, Inc.(a)	350,730	3,296,862
Lam Research Corp.(a)	82,090	3,831,140
Micron Technology, Inc.(a)	147,230	1,997,911
MKS Instruments, Inc.	77,304	1,936,465
SunEdison, Inc.(a)	242,280	1,783,181

		13,963,872

Software – 1.1%
Electronic Arts, Inc.(a)	126,630	3,373,423

		55,731,149

Consumer Discretionary – 17.8%
Auto Components – 4.9%
Dana Holding Corp.	154,160	3,231,194
Lear Corp.	64,560	4,438,500
Tenneco, Inc.(a)	77,380	3,569,539
TRW Automotive Holdings Corp.(a)	59,970	4,142,128

		15,381,361

Automobiles – 1.3%
Thor Industries, Inc.	81,500	4,175,245

Hotels, Restaurants & Leisure – 0.7%
MGM Resorts International(a)	123,652	2,187,404

Household Durables – 3.2%
Meritage Homes Corp.(a)	90,370	3,607,570
NVR, Inc.(a)	3,606	3,086,051
PulteGroup, Inc.	205,520	3,162,953

		9,856,574

Media – 2.6%
Gannett Co., Inc.	154,780	3,728,650
Regal Entertainment Group – Class A	246,680	4,413,106

		8,141,756

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	403

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.9%
Abercrombie & Fitch Co. – Class A	52,040	$1,837,532
GameStop Corp. – Class A	48,760	2,448,240
Men’s Wearhouse, Inc. (The)	119,190	4,487,503
Office Depot, Inc.(a)	783,140	3,281,357

		12,054,632

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	248,340	3,658,048

		55,455,020

Materials – 9.2%
Chemicals – 3.5%
Axiall Corp.	71,050	2,844,132
Chemtura Corp.(a)	172,700	3,785,584
Huntsman Corp.	244,100	4,271,750

		10,901,466

Containers & Packaging – 2.3%
Avery Dennison Corp.	80,620	3,447,311
Graphic Packaging Holding Co.(a)	464,590	3,860,743

		7,308,054

Metals & Mining – 3.4%
Commercial Metals Co.	237,070	3,527,602
Reliance Steel & Aluminum Co.	48,960	3,265,142
Steel Dynamics, Inc.	243,800	3,720,388

		10,513,132

		28,722,652

Industrials – 8.3%
Commercial Services & Supplies – 0.9%
Steelcase, Inc. – Class A	191,400	2,779,128

Construction & Engineering – 1.8%
Granite Construction, Inc.	114,410	3,240,091
Tutor Perini Corp.(a)	119,600	2,293,928

		5,534,019

Electrical Equipment – 1.1%
General Cable Corp.	112,410	3,431,877

Machinery – 2.4%
Terex Corp.(a)	132,710	3,848,590
Timken Co.	65,950	3,697,157

		7,545,747

Road & Rail – 1.4%
Con-way, Inc.	106,520	4,431,232

404	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	127,700	$2,081,510

		25,803,513

Energy – 7.4%
Energy Equipment & Services – 2.7%
Bristow Group, Inc.	41,660	2,737,062
Helix Energy Solutions Group, Inc.(a)	111,930	2,801,608
Helmerich & Payne, Inc.	47,480	2,993,139

		8,531,809

Oil, Gas & Consumable Fuels – 4.7%
Bill Barrett Corp.(a)(b)	138,780	2,987,933
Cimarex Energy Co.	58,460	4,899,533
Stone Energy Corp.(a)	84,010	2,301,874
Western Refining, Inc.	150,410	4,411,525

		14,600,865

		23,132,674

Utilities – 4.8%
Electric Utilities – 2.2%
NV Energy, Inc.	126,820	2,973,929
PNM Resources, Inc.	181,450	3,975,569

		6,949,498

Gas Utilities – 2.6%
Atmos Energy Corp.	100,880	4,070,508
UGI Corp.	102,370	4,012,904

		8,083,412

		15,032,910

Health Care – 4.0%
Health Care Providers & Services – 4.0%
Health Net, Inc./CA(a)	141,150	4,259,907
LifePoint Hospitals, Inc.(a)	87,358	3,951,202
Universal Health Services, Inc. – Class B	62,820	4,256,055

		12,467,164

Consumer Staples – 1.8%
Food Products – 1.8%
Dean Foods Co.(a)	146,095	2,799,180
Dole Food Co., Inc.(a)	217,320	2,981,631

		5,780,811

Total Common Stocks (cost $246,747,398)		309,525,319

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,671,755)	2,671,755	2,671,755

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	405

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $249,419,153)		$312,197,074

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,273,099)	4,273,099	4,273,099

Total Investments – 101.4% (cost $253,692,252)		316,470,173
Other assets less liabilities – (1.4)%		(4,515,751)

Net Assets – 100.0%		$311,954,422

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

406	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Industrials – 23.0%
Aerospace & Defense – 2.8%
Hexcel Corp.(a)	154,855	$5,508,192
TransDigm Group, Inc.	24,361	3,337,457

		8,845,649

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	82,680	3,353,501

Electrical Equipment – 1.2%
AMETEK, Inc.	85,701	3,678,287

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	63,260	4,213,116

Machinery – 9.5%
Actuant Corp. – Class A	111,792	3,993,210
Chart Industries, Inc.(a)	40,985	4,679,667
IDEX Corp.	86,475	5,134,021
Joy Global, Inc.	64,610	3,173,643
Lincoln Electric Holdings, Inc.	76,290	4,770,414
Middleby Corp.(a)	21,180	3,938,209
Valmont Industries, Inc.	31,781	4,289,164

		29,978,328

Marine – 1.6%
Kirby Corp.(a)	64,788	5,210,899

Professional Services – 2.4%
Robert Half International, Inc.	105,320	3,714,636
WageWorks, Inc.(a)	94,701	3,952,820

		7,667,456

Road & Rail – 1.4%
Genesee & Wyoming, Inc. – Class A(a)	51,713	4,477,312

Trading Companies & Distributors – 1.7%
United Rentals, Inc.(a)	98,830	5,412,919

		72,837,467

Consumer Discretionary – 22.0%
Distributors – 2.0%
LKQ Corp.(a)	214,028	6,258,179

Diversified Consumer Services – 2.5%
Grand Canyon Education, Inc.(a)	103,370	3,567,299
K12, Inc.(a)(b)	120,109	4,361,158

		7,928,457

Hotels, Restaurants & Leisure – 1.3%
Norwegian Cruise Line Holdings Ltd.(a)	133,867	4,161,925

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	407

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 3.8%
Ctrip.com International Ltd. (ADR)(a)	60,880	$2,801,698
HomeAway, Inc.(a)	141,930	4,476,472
Shutterfly, Inc.(a)	90,292	4,691,572

		11,969,742

Media – 1.0%
National CineMedia, Inc.	179,840	3,233,523

Specialty Retail – 10.1%
Cabela’s, Inc.(a)	83,960	5,501,899
CarMax, Inc.(a)	82,557	3,926,411
Dick’s Sporting Goods, Inc.	68,020	3,156,808
Five Below, Inc.(a)	72,384	2,660,112
Francesca’s Holdings Corp.(a)	55,272	1,333,161
Lumber Liquidators Holdings, Inc.(a)	58,360	5,802,151
Restoration Hardware Holdings, Inc.(a)	67,187	4,671,512
Tractor Supply Co.	40,155	4,913,767

		31,965,821

Textiles, Apparel & Luxury Goods – 1.3%
Under Armour, Inc. – Class A(a)	56,120	4,076,557

		69,594,204

Information Technology – 19.7%
Communications Equipment – 1.5%
Aruba Networks, Inc.(a)	47,710	793,418
Ciena Corp.(a)	202,710	4,037,983

		4,831,401

Internet Software & Services – 2.7%
CoStar Group, Inc.(a)	37,557	5,577,590
Pandora Media, Inc.(a)	166,310	3,063,430

		8,641,020

IT Services – 1.1%
MAXIMUS, Inc.	92,340	3,463,674

Semiconductors & Semiconductor Equipment – 4.2%
Atmel Corp.(a)	420,000	3,049,200
Cavium, Inc.(a)	98,770	3,750,297
Fairchild Semiconductor International, Inc.(a)	39,056	476,874
Teradyne, Inc.(a)	182,190	2,796,616
Veeco Instruments, Inc.(a)	92,426	3,246,001

		13,318,988

Software – 10.2%
ANSYS, Inc.(a)	56,260	4,724,715
Aspen Technology, Inc.(a)	87,706	2,932,012
Cadence Design Systems, Inc.(a)	272,860	3,675,424

408	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Concur Technologies, Inc.(a)	41,030	$4,009,452
Infoblox, Inc.(a)	77,560	2,706,844
Informatica Corp.(a)	117,290	4,195,463
ServiceNow, Inc.(a)	101,093	4,739,240
Tableau Software, Inc. – Class A(a)	21,124	1,527,476
Ultimate Software Group, Inc.(a)	26,630	3,733,792

		32,244,418

		62,499,501

Health Care – 15.9%
Biotechnology – 4.8%
BioMarin Pharmaceutical, Inc.(a)	53,680	3,514,430
Clovis Oncology, Inc.(a)	12,331	795,350
Cubist Pharmaceuticals, Inc.(a)	69,465	4,401,302
Isis Pharmaceuticals, Inc.(a)	25,174	650,244
Pharmacyclics, Inc.(a)	24,040	2,680,460
Quintiles Transnational Holdings, Inc.(a)	74,565	3,225,682

		15,267,468

Health Care Equipment & Supplies – 3.1%
Align Technology, Inc.(a)	79,480	3,461,354
HeartWare International, Inc.(a)	34,760	2,732,136
Sirona Dental Systems, Inc.(a)	52,796	3,419,597

		9,613,087

Health Care Providers & Services – 3.9%
Acadia Healthcare Co., Inc.(a)	121,169	4,644,408
Envision Healthcare Holdings, Inc.(a)	60,351	1,583,610
Mednax, Inc.(a)	37,857	3,686,136
WellCare Health Plans, Inc.(a)	40,030	2,548,710

		12,462,864

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	111,787	4,084,697

Pharmaceuticals – 2.8%
Akorn, Inc.(a)	216,030	3,882,059
Jazz Pharmaceuticals PLC(a)	56,370	4,943,085

		8,825,144

		50,253,260

Financials – 8.4%
Capital Markets – 3.9%
Affiliated Managers Group, Inc.(a)	28,750	5,011,700
Lazard Ltd. – Class A	111,080	3,934,453
Stifel Financial Corp.(a)	86,091	3,445,362

		12,391,515

Commercial Banks – 4.5%
First Republic Bank/CA	76,236	3,375,730
Iberiabank Corp.	61,452	3,216,398

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	409

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Signature Bank/New York NY(a)	42,710	$3,746,521
SVB Financial Group(a)	46,470	3,847,716

		14,186,365

		26,577,880

Energy – 5.7%
Energy Equipment & Services – 3.0%
FMC Technologies, Inc.(a)	48,460	2,598,910
Oceaneering International, Inc.	57,973	4,497,545
Oil States International, Inc.(a)	29,601	2,641,001

		9,737,456

Oil, Gas & Consumable Fuels – 2.7%
Concho Resources, Inc.(a)	29,653	2,861,811
Oasis Petroleum, Inc.(a)	69,120	2,709,504
SM Energy Co.	42,593	2,909,954

		8,481,269

		18,218,725

Consumer Staples – 2.4%
Food & Staples Retailing – 0.9%
Fresh Market, Inc. (The)(a)	57,590	2,810,968

Food Products – 1.5%
Green Mountain Coffee Roasters, Inc.(a)	55,136	4,758,788

		7,569,756

Materials – 1.5%
Chemicals – 1.5%
PolyOne Corp.	175,120	4,731,742

Total Common Stocks (cost $218,185,611)		312,282,535

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,694,728)	2,694,728	2,694,728

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $220,880,339)		314,977,263

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $1,426,274)	1,426,274	1,426,274

410	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 99.9% (cost $222,306,613)	$316,403,537
Other assets less liabilities – 0.1%	304,436

Net Assets – 100.0%	$316,707,973

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	411

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.5%
Energy – 22.6%
Coal & Consumable Fuels – 0.4%
Adaro Energy Tbk PT	1,436,800	$121,871
Cameco Corp.	62,210	1,184,193
China Coal Energy Co., Ltd. – Class H	206,700	121,377
China Shenhua Energy Co., Ltd. – Class H	346,570	1,073,438
Coal India Ltd.	31,010	119,143
Consol Energy, Inc.	9,980	311,675

		2,931,697

Integrated Oil & Gas – 16.1%
BG Group PLC	364,330	6,932,513
BP PLC	1,227,280	8,486,417
Cenovus Energy, Inc.	33,900	971,330
Chevron Corp.	130,200	15,679,986
China Petroleum & Chemical Corp. – Class H	5,096,130	3,669,621
ENI SpA	257,190	5,858,216
Exxon Mobil Corp.	279,510	24,362,092
Gazprom OAO (Sponsored ADR)	665,580	5,194,852
Hess Corp.	29,040	2,173,644
LUKOIL OAO (London) (Sponsored ADR)	13,820	796,861
Murphy Oil Corp.	16,030	1,080,743
PetroChina Co., Ltd. – Class H	947,800	1,030,375
Petroleo Brasileiro SA	133,700	894,901
Petroleo Brasileiro SA (ADR)	185,110	2,502,687
Petroleo Brasileiro SA (Preference Shares)	131,300	924,512
Petroleo Brasileiro SA (Sponsored ADR)	86,898	1,239,165
PTT PCL	133,000	1,351,072
Repsol SA	4,200	97,464
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	251,953	8,150,391
Royal Dutch Shell PLC – Class A	101,915	3,296,132
Royal Dutch Shell PLC – Class B	156,130	5,255,021
Sasol Ltd.	24,600	1,151,816
Statoil ASA	104,180	2,285,636
Suncor Energy, Inc. (Toronto)	160,400	5,406,057
Total SA	142,240	7,876,669

		116,668,173

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	15,350	982,860
Helmerich & Payne, Inc.	10,850	683,984
Seadrill Ltd.	35,360	1,635,754

		3,302,598

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	69,170	1,048,490

412	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Halliburton Co.	33,220	$1,594,560
Schlumberger Ltd.	29,620	2,397,443

		5,040,493

Oil & Gas Exploration & Production – 4.8%
Anadarko Petroleum Corp.	42,230	3,860,666
Apache Corp.	12,600	1,079,568
ARC Resources Ltd.(a)	13,100	313,664
Cabot Oil & Gas Corp.	30,520	1,194,247
Canadian Natural Resources Ltd.	35,300	1,077,131
Canadian Oil Sands Ltd.	21,800	418,283
Chesapeake Energy Corp.	17,200	443,932
Cimarex Energy Co.	17,500	1,466,675
CNOOC Ltd.	575,800	1,138,525
Concho Resources, Inc.(b)	3,400	328,134
ConocoPhillips	31,300	2,075,190
Crescent Point Energy Corp.(a)	15,600	569,023
Denbury Resources, Inc.(b)	12,000	207,480
Devon Energy Corp.	12,400	707,916
DNO International ASA(b)	385,190	836,307
EnCana Corp.	19,900	339,885
EOG Resources, Inc.	21,770	3,418,979
EQT Corp.	4,100	351,452
Inpex Corp.	99	446,409
Lundin Petroleum AB(b)	48,970	1,050,766
Marathon Oil Corp.	22,790	784,660
Noble Energy, Inc.	35,810	2,199,809
NovaTek OAO (Sponsored GDR)(c)	4,100	491,180
Occidental Petroleum Corp.	69,030	6,089,136
Pacific Rubiales Energy Corp.	9,900	187,323
Pioneer Natural Resources Co.	3,600	629,892
Range Resources Corp.	4,400	329,912
Santos Ltd.	26,000	343,437
Southwestern Energy Co.(b)	9,500	362,900
Talisman Energy, Inc.	46,400	495,585
Tourmaline Oil Corp.(b)	5,000	193,202
Tullow Oil PLC	24,500	382,624
Vermilion Energy, Inc.(a)	3,200	171,924
Woodside Petroleum Ltd.	21,300	720,858

		34,706,674

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	38,140	1,355,114

		164,004,749

Materials – 12.0%
Aluminum – 0.1%
Alcoa, Inc.	50,900	391,930
Alumina Ltd.(a)(b)	215,290	191,134

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	413

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hindalco Industries Ltd.	77,300	$121,935
Norsk Hydro ASA(a)	35,000	140,673

		845,672

Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	26,550	1,862,482

Diversified Metals & Mining – 5.7%
Anglo American PLC	72,220	1,656,783
Assore Ltd.(a)	8,600	327,956
BHP Billiton Ltd.	299,600	9,474,472
BHP Billiton PLC	109,200	3,176,124
Dowa Holdings Co., Ltd.	86,000	766,120
First Quantum Minerals Ltd.	29,900	496,488
Freeport-McMoRan Copper & Gold, Inc.	124,970	3,776,594
Glencore Xstrata PLC(b)	858,800	4,064,433
Grupo Mexico SAB de CV	182,300	521,208
Iluka Resources Ltd.	6,414	60,717
KGHM Polska Miedz SA	6,400	242,758
MMC Norilsk Nickel OJSC (ADR)	133,530	1,739,896
Rio Tinto Ltd.	22,620	1,164,609
Rio Tinto PLC	205,270	9,267,893
Sesa Goa Temp	76,920	219,746
Southern Copper Corp.	11,190	307,725
Sumitomo Metal Mining Co., Ltd.	52,960	707,617
Teck Resources Ltd.	114,480	2,882,379
Turquoise Hill Resources Ltd.(a)(b)	28,400	147,757

		41,001,275

Fertilizers & Agricultural Chemicals – 1.3%
Agrium, Inc.	20,515	1,754,867
CF Industries Holdings, Inc.	2,100	399,714
Israel Corp., Ltd. (The)(b)	209	88,298
K&S AG(a)	6,700	163,092
Monsanto Co.	41,930	4,104,528
Mosaic Co. (The)	10,200	424,830
Potash Corp. of Saskatchewan, Inc.	47,180	1,395,288
Syngenta AG	3,000	1,174,787

		9,505,404

Forest Products – 0.1%
Duratex SA	130,960	663,047

Gold – 1.1%
Agnico Eagle Mines Ltd.(a)	2,060	62,095
Barrick Gold Corp.	63,800	1,218,093
Cia de Minas Buenaventura SA (ADR) – Class B	9,598	121,223
Eldorado Gold Corp.	19,420	165,383
Franco-Nevada Corp.	4,400	200,304

414	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Goldcorp, Inc.	116,430	$3,437,741
Kinross Gold Corp.	35,160	193,943
Koza Altin Isletmeleri AS	55,920	879,400
New Gold, Inc.(b)	51,670	348,293
Newcrest Mining Ltd.	20,700	243,199
Newmont Mining Corp.	13,400	425,718
Randgold Resources Ltd.	2,400	190,405
Real Gold Mining Ltd.(a)(b)(d)(e)	686,500	38,953
Yamana Gold, Inc.	20,290	231,930
Zijin Mining Group Co., Ltd.(a)	1,064,800	264,471

		8,021,151

Paper Products – 0.3%
Fibria Celulose SA(b)	19,600	226,563
International Paper Co.	11,600	547,636
Mondi PLC	84,210	1,297,976
OJI Holdings Corp.	67,000	266,994
Stora Enso Oyj – Class R	24,600	189,783

		2,528,952

Precious Metals & Minerals – 0.2%
Anglo American Platinum Ltd.(a)(b)	2,710	108,067
Dominion Diamond Corp.(b)	51,620	649,380
Impala Platinum Holdings Ltd.	14,500	159,876
Industrias Penoles SAB de CV(a)	4,300	130,342
North American Palladium Ltd.(a)(b)	555,710	561,267
Silver Wheaton Corp.(a)	9,600	253,740

		1,862,672

Specialty Chemicals – 0.4%
Johnson Matthey PLC	16,440	724,402
Koninklijke DSM NV	25,936	1,913,748

		2,638,150

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	44,600	570,596
Bradespar SA	11,000	113,737
Cia Siderurgica Nacional SA	35,200	124,221
Commercial Metals Co.	98,390	1,464,043
Daido Steel Co., Ltd.	15,700	83,068
Eregli Demir ve Celik Fabrikalari TAS	149,627	161,236
Fortescue Metals Group Ltd.(a)	70,670	268,794
Fosun International Ltd.	242,700	175,938
Gerdau SA	48,300	347,176
Hitachi Metals Ltd.	14,000	166,808
Hyundai Steel Co.	3,280	215,546
JFE Holdings, Inc.	89,700	1,967,519
Jindal Steel & Power Ltd.	42,900	143,326
Kobe Steel Ltd.(b)	117,170	185,469
Kumba Iron Ore Ltd.(a)	4,700	205,726

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	415

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Maruichi Steel Tube Ltd.	4,100	$94,525
Metalurgica Gerdau SA (Preference Shares)	13,300	118,008
Nippon Steel & Sumitomo Metal Corp.	394,920	1,115,506
Nucor Corp.	15,100	686,899
POSCO	3,370	973,339
Severstal OAO (GDR)(c)	11,800	97,468
Tata Steel Ltd.	55,240	226,213
Ternium SA (Sponsored ADR)	32,850	813,366
ThyssenKrupp AG(b)	18,400	386,746
Vale SA	67,670	976,216
Vale SA (Preference Shares)	89,290	1,163,863
Vale SA (Sponsored ADR) (Local Preference Shares)	357,200	4,636,456
Voestalpine AG	7,230	308,991
Yamato Kogyo Co., Ltd.	3,000	97,464

		17,888,263

		86,817,068

Equity:Other – 10.6%
Diversified/Specialty – 8.7%
Agung Podomoro Land Tbk PT	33,750	818
Alam Sutera Realty Tbk PT	1,164,150	58,335
Alexander’s, Inc.	200	54,786
Alexandria Real Estate Equities, Inc.	3,050	188,094
American Assets Trust, Inc.	2,650	78,467
Anant Raj Ltd.	21,700	14,379
Armada Hoffler Properties, Inc.	74,684	701,283
Artis Real Estate Investment Trust	9,500	122,211
Australand Property Group	227,290	682,208
Ayala Land, Inc.	1,398,682	825,520
Azrieli Group	1,900	56,125
Bakrieland Development Tbk PT(b)	3,490,300	15,955
Beni Stabili SpA	25,000	15,385
BioMed Realty Trust, Inc.	8,300	152,803
British Land Co. PLC	224,619	1,942,748
Buzzi Unicem SpA	54,020	726,892
CA Immobilien Anlagen AG(b)	4,800	61,653
Canadian Real Estate Investment Trust	2,900	112,360
Capital Property Fund	713,850	679,248
CapitaLand Ltd.	116,000	276,254
Central Pattana PCL	112,399	129,194
Chambers Street Properties(a)	89,817	660,155
Cheung Kong Holdings Ltd.	64,000	912,170
Ciputra Development Tbk PT	1,392,200	103,158
Ciputra Surya Tbk PT	62,000	13,568
City Developments Ltd.	27,000	210,469
Cofinimmo	7,770	862,052
Country Garden Holdings Co., Ltd.	2,822,400	1,771,872

416	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CyrusOne, Inc.	76,536	$1,458,776
Dexus Property Group	1,104,265	1,006,475
Digital Realty Trust, Inc.(a)	21,280	1,183,168
DLF Ltd.	39,400	77,088
Duke Realty Corp.	13,850	202,071
Dundee Real Estate Investment Trust	33,066	916,669
DuPont Fabros Technology, Inc.	2,600	59,254
Eastern & Oriental Bhd	83,750	50,128
Even Construtora e Incorporadora SA	28,600	96,015
Evergrande Real Estate Group Ltd.(a)(b)	1,887,850	797,553
F&C Commercial Property Trust Ltd.	12,100	21,752
Fastighets AB Balder(b)	10,900	84,242
Fibra Uno Administracion SA de CV	315,610	909,673
Fonciere Des Regions	1,450	112,055
Forest City Enterprises, Inc.(b)	10,600	189,740
Franshion Properties China Ltd.	360,400	125,361
Gecina SA	800	95,247
Globe Trade Centre SA(b)	23,000	54,852
GPT Group	129,970	409,426
Granite Real Estate Investment Trust	3,850	129,759
Greentown China Holdings Ltd.(a)	114,100	213,018
Growthpoint Properties Ltd.	401,050	925,531
Guangzhou R&F Properties Co., Ltd.	80,700	130,817
Hang Lung Properties Ltd.	102,000	317,684
Helbor Empreendimentos SA	13,780	48,514
Helical Bar PLC	450	1,869
Henderson Land Development Co., Ltd.	132,500	774,078
Hopson Development Holdings Ltd.(b)	77,550	94,280
Hui Xian Real Estate Investment Trust	262,900	165,348
Hulic Co., Ltd.	13,500	165,473
Hysan Development Co., Ltd.	69,000	299,015
ICADE	18,240	1,585,955
IJM Land Bhd	37,400	27,496
IMMOFINANZ AG(b)	44,100	173,700
Is Gayrimenkul Yatirim Ortakligi AS	34,597	19,865
Japan Hotel REIT Investment Corp.	1,950	753,840
Kawasan Industri Jababeka Tbk PT	1,613,617	36,787
Keppel Land Ltd.	28,000	73,734
Kerry Properties Ltd.	73,500	297,083
Kiwi Income Property Trust	59,450	53,013
KLCC Property Holdings Bhd	49,700	99,256
Kungsleden AB	13,714	90,842
Land Securities Group PLC	180,682	2,468,905
Lexington Realty Trust	101,440	1,188,877
Lippo Karawaci Tbk PT	2,109,400	221,659
Londonmetric Property PLC	19,550	32,711
Longfor Properties Co., Ltd.	93,050	155,161

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	417

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LPN Development PCL	757,257	$449,319
Mah Sing Group Bhd	114,000	77,937
Mapletree Commercial Trust	1,123,500	987,792
Mapletree Greater China Commercial Trust(a)(b)(c)	149,800	99,031
Megaworld Corp.	1,158,150	80,056
Mexico Real Estate Management SA de CV(b)	684,130	1,216,595
Mingfa Group International Co., Ltd.(b)	325,150	85,394
Mitsubishi Estate Co., Ltd.	145,000	3,745,928
Mitsui Fudosan Co., Ltd.	177,000	5,541,077
Morguard Real Estate Investment Trust	2,700	40,424
New World China Land Ltd.	620,700	282,532
New World Development Co., Ltd.	1,416,000	1,975,599
Nomura Real Estate Holdings, Inc.	18,200	414,046
Nomura Real Estate Master Fund, Inc.	150	138,412
Pakuwon Jati Tbk PT	2,386,700	63,189
Poly Property Group Co., Ltd.	275,400	166,019
Pruksa Real Estate PCL	112,250	54,748
Quality Houses PCL	479,350	39,313
Quintain Estates & Development PLC(b)	250	342
Redefine Properties Ltd.	294,150	262,064
Regal Entertainment Group – Class A	80,750	1,444,617
Resilient Property Income Fund Ltd.	16,312	77,578
Robinsons Land Corp.	168,300	78,139
SA Corporate Real Estate Fund Nominees Pty Ltd.	184,300	68,834
Sino Land Co., Ltd.	136,000	181,360
Sinpas Gayrimenkul Yatirim Ortakligi AS	21,500	9,393
Soho China Ltd.(a)	185,050	157,024
SP Setia Bhd	82,550	80,671
Spirit Realty Capital, Inc.	15,312	133,368
Sponda Oyj	8,900	44,194
ST Modwen Properties PLC	4,750	22,057
Sumitomo Realty & Development Co., Ltd.	92,000	4,020,817
Summarecon Agung Tbk PT	1,191,600	84,879
Sun Hung Kai Properties Ltd.	266,305	3,444,266
Suntec Real Estate Investment Trust	163,000	193,675
Supalai PCL	1,416,900	559,013
Swire Properties Ltd.	80,650	225,140
TAG Immobilien AG	3,550	41,468
Tokyu Land Corp.	20,000	184,193
Unite Group PLC	5,650	31,347
Unitech Ltd.(b)	105,650	26,577
United Urban Investment Corp.	100	128,692
UOL Group Ltd.	272,602	1,363,258
Vornado Realty Trust	10,620	863,406
Wallenstam AB	5,800	75,122

418	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Washington Real Estate Investment Trust	2,300	$56,028
Wereldhave NV	2,250	149,861
Wharf Holdings Ltd.	345,000	2,814,600
Wheelock & Co., Ltd.	137,000	698,763
Wihlborgs Fastigheter AB	4,800	74,652
WP Carey, Inc.	2,500	164,325
Yuexiu Property Co., Ltd.	545,555	154,216

		63,193,327

Health Care – 1.8%
Chartwell Retirement Residences	101,710	929,903
HCP, Inc.	50,260	2,047,090
Health Care REIT, Inc.	29,940	1,839,514
Healthcare Realty Trust, Inc.	8,150	183,293
LTC Properties, Inc.	47,990	1,700,286
Medical Properties Trust, Inc.	159,075	1,837,316
National Health Investors, Inc.	1,050	57,645
Omega Healthcare Investors, Inc.	72,450	2,057,580
Senior Housing Properties Trust	8,100	184,275
Ventas, Inc.	32,930	2,050,222

		12,887,124

Triple Net – 0.1%
EPR Properties	3,750	183,675
National Retail Properties, Inc.	5,050	154,681
Realty Income Corp.	8,450	333,775

		672,131

		76,752,582

Residential – 5.4%
Multi-Family – 4.3%
Advance Residence Investment Corp.(a)	50	101,372
Agile Property Holdings Ltd.	111,250	118,310
Apartment Investment & Management Co. – Class A	6,250	172,063
Associated Estates Realty Corp.	112,930	1,555,046
AvalonBay Communities, Inc.	10,190	1,262,541
Berkeley Group Holdings PLC	22,000	722,672
Boardwalk Real Estate Investment Trust	1,700	90,592
BRE Properties, Inc.	3,300	158,367
Brookfield Residential Properties, Inc.(b)	66,377	1,313,601
Camden Property Trust	3,650	225,533
Canadian Apartment Properties REIT	6,350	124,191
China Overseas Land & Investment Ltd.	1,289,950	3,803,133
China Resources Land Ltd.	159,800	436,644
China Vanke Co., Ltd. – Class B	541,764	1,085,123
Colonial Properties Trust	8,500	187,765
Consorcio ARA SAB de CV(b)	99,660	39,906

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	419

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Corp. GEO SAB de CV(b)(d)(e)	108,590	$13,491
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,020	197,789
Desarrolladora Homex SAB de CV(a)(b)	1,500	560
Deutsche Annington Immobilien SE(b)	32,262	799,483
Deutsche Wohnen AG	5,250	91,992
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	64,200	73,751
Equity Lifestyle Properties, Inc.	5,100	177,225
Equity Residential	33,380	1,732,088
Essex Property Trust, Inc.	1,650	236,461
Ez Tec Empreendimentos e Participacoes SA	7,700	86,167
Gafisa SA(b)	62,700	73,581
GAGFAH SA(b)	8,950	109,349
Grainger PLC	14,850	39,579
GSW Immobilien AG	1,820	79,298
Home Properties, Inc.	2,250	129,825
KWG Property Holding Ltd.	1,487,950	1,002,046
Land and Houses PCL	347,600	103,362
LEG Immobilien AG(b)	27,131	1,459,050
Mid-America Apartment Communities, Inc.	32,390	1,997,167
Mirvac Group	641,769	935,161
MRV Engenharia e Participacoes SA	184,600	644,489
Nippon Accommodations Fund, Inc.	50	325,948
Northern Property Real Estate Investment Trust	1,700	42,480
PDG Realty SA Empreendimentos e Participacoes(b)	154,630	149,060
Persimmon PLC(b)	44,530	758,971
PIK Group (GDR)(b)(c)	43,600	86,590
Post Properties, Inc.	4,050	183,182
Rossi Residencial SA(b)	911,821	1,050,947
Sekisui Chemical Co., Ltd.	35,000	320,176
Shenzhen Investment Ltd.	308,550	127,080
Shimao Property Holdings Ltd.	350,400	885,924
Sino-Ocean Land Holdings Ltd.(a)	364,850	215,554
Stockland	604,580	1,999,677
Sun Communities, Inc.	35,100	1,508,247
Sunac China Holdings Ltd.(a)	159,500	111,391
Taylor Wimpey PLC	452,670	697,925
UDR, Inc.	10,800	243,972
UEM Sunrise Bhd	129,700	99,281
Urbi Desarrollos Urbanos SAB de CV(a)(b)(d)(e)	52,560	6,136
Wing Tai Holdings Ltd.	399,600	658,812
Yanlord Land Group Ltd.(a)	164,350	150,338

		31,000,464

Self Storage – 0.7%
Big Yellow Group PLC	3,550	22,289
CubeSmart	11,100	184,815
Extra Space Storage, Inc.	53,907	2,222,586

420	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Public Storage	17,960	$2,741,953
Safestore Holdings PLC	350	736
Sovran Self Storage, Inc.	950	62,957

		5,235,336

Single Family – 0.3%
LIXIL Group Corp.	45,000	905,217
Masco Corp.	73,600	1,392,512

		2,297,729

Student Housing – 0.1%
American Campus Communities, Inc.	4,500	149,895
Education Realty Trust, Inc.	9,050	77,740

		227,635

		38,761,164

Retail – 5.2%
Regional Mall – 2.0%
BR Malls Participacoes SA	104,210	790,545
CapitaMall Trust	118,000	171,640
CBL & Associates Properties, Inc.	7,100	136,320
CFS Retail Property Trust Group	223,800	401,210
General Growth Properties, Inc.	56,650	1,086,547
Glimcher Realty Trust	5,700	56,430
Macerich Co. (The)	5,900	332,052
Multiplan Empreendimentos Imobiliarios SA	34,050	684,154
Pennsylvania Real Estate Investment Trust	72,710	1,348,771
Rouse Properties, Inc.	4,150	76,941
Simon Property Group, Inc.	36,231	5,276,321
Taubman Centers, Inc.	2,750	185,377
Westfield Group	393,037	3,865,725

		14,412,033

Shopping Center/Other Retail – 3.2%
Acadia Realty Trust	2,550	59,492
Aeon Mall Co., Ltd.	65,200	1,695,095
Aliansce Shopping Centers SA	37,400	291,243
Atrium European Real Estate Ltd.	16,400	94,937
Calloway Real Estate Investment Trust	4,400	101,718
Capital & Counties Properties PLC	51,550	253,674
CapitaMalls Asia Ltd.	190,450	267,234
CapitaMalls Malaysia Trust	136,700	62,425
Citycon Oyj	23,650	73,802
Cole Real Estate Investment, Inc.(a)	124,630	1,375,915
Corio NV	21,512	845,038
DDR Corp.	85,420	1,325,718
Deutsche Euroshop AG	3,850	157,066
Development Securities PLC	8,350	24,645
Equity One, Inc.	8,600	182,836
Eurocommercial Properties NV	5,000	186,657
Federal Realty Investment Trust	2,800	272,468

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	421

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Federation Centres Ltd.	35,200	$71,228
First Capital Realty, Inc.	7,750	123,685
Fountainhead Property Trust	141,500	102,957
Fukuoka REIT Co.(a)	71	522,800
Hammerson PLC	32,350	242,569
Hyprop Investments Ltd.	100,150	691,596
Iguatemi Empresa de Shopping Centers SA	5,300	48,869
Inland Real Estate Corp.	89,640	879,368
Intu Properties PLC	63,300	300,012
Japan Retail Fund Investment Corp.(a)	506	928,149
Kimco Realty Corp.	17,500	350,525
Kite Realty Group Trust	128,606	742,057
Klepierre	33,792	1,340,395
Link REIT (The)	153,378	702,709
Mercialys SA	4,400	85,037
Pavilion Real Estate Investment Trust	137,100	55,021
Ramco-Gershenson Properties Trust	58,460	846,501
Regency Centers Corp.	3,950	187,823
RioCan Real Estate Investment Trust	25,571	571,724
Shaftesbury PLC	22,745	209,460
SM Prime Holdings, Inc.	580,050	209,441
Tanger Factory Outlet Centers	5,950	183,558
Unibail-Rodamco SE	17,857	4,009,418
Vastned Retail NV	14,256	593,075
Weingarten Realty Investors	4,700	134,937
Westfield Retail Trust(a)	854,840	2,212,791

		23,615,668

		38,027,701

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	38,204	1,133,824
Allreal Holding AG(b)	1,100	150,734
Alstria Office REIT-AG(b)	400	4,726
Befimmo	1,300	84,878
Boston Properties, Inc.	11,583	1,187,258
Brandywine Realty Trust	91,520	1,173,286
Brookfield Office Properties, Inc.(a)	10,800	172,771
CapitaCommercial Trust	1,046,000	1,107,273
Castellum AB	7,470	102,132
Cominar Real Estate Investment Trust	63,283	1,120,505
CommonWealth REIT	7,800	191,490
Corporate Office Properties Trust	7,900	179,962
Cousins Properties, Inc.	194,905	1,935,407
Derwent London PLC	7,150	256,510
Douglas Emmett, Inc.	5,700	131,670
Dundee International Real Estate Investment Trust	4,450	37,643
Fabege AB	6,150	63,992

422	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Franklin Street Properties Corp.	5,750	$70,035
Government Properties Income Trust	2,500	58,450
Great Portland Estates PLC	30,800	254,601
Highwoods Properties, Inc.	5,550	187,479
Hongkong Land Holdings Ltd.	54,000	348,017
Hudson Pacific Properties, Inc.	3,950	78,803
Hufvudstaden AB – Class A	5,100	62,101
Investa Office Fund(a)	343,640	896,478
Japan Excellent, Inc.	147	780,229
Japan Prime Realty Investment Corp.	26	74,422
Japan Real Estate Investment Corp.	137	1,452,846
Kenedix Realty Investment Corp. – Class A	221	831,066
Keppel REIT(a)	109,700	102,880
Kilroy Realty Corp.	3,250	158,568
Liberty Property Trust	26,100	903,060
Mack-Cali Realty Corp.	8,500	183,600
Nippon Building Fund, Inc.	74	803,091
Nomura Real Estate Office Fund, Inc.	38	162,267
Norwegian Property ASA	37,550	49,405
NTT Urban Development Corp.	108	126,929
Orix JREIT, Inc.	1,105	1,163,973
Parkway Properties, Inc./MD	102,888	1,682,219
Piedmont Office Realty Trust, Inc. – Class A(a)	10,800	185,544
PS Business Parks, Inc.	2,650	192,576
PSP Swiss Property AG(b)	1,800	154,523
SL Green Realty Corp.	7,250	632,128
Swiss Prime Site AG(b)	2,500	183,587
Tokyo Tatemono Co., Ltd.(a)	20,000	168,938
Workspace Group PLC	113,710	779,113

		21,760,989

Industrials – 1.8%
Industrial Warehouse Distribution – 1.7%
Ascendas Real Estate Investment Trust	90,000	153,252
DCT Industrial Trust, Inc.	27,250	182,303
EastGroup Properties, Inc.	1,100	61,820
First Industrial Realty Trust, Inc.	4,100	62,033
Global Logistic Properties Ltd.	136,950	288,512
GLP J-Reit(a)	200	194,908
Granite Real Estate Investment(b)	40,850	1,382,772
Hansteen Holdings PLC	17,700	26,895
Hopewell Holdings Ltd.	204,000	646,714
Mapletree Industrial Trust	4,440	4,442
Mapletree Logistics Trust	1,212,300	1,000,480
Nippon Prologis REIT, Inc.	139	1,216,861
ProLogis, Inc.	108,676	3,829,742
Rexford Industrial Realty, Inc.(b)	61,965	816,699

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	423

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Segro PLC	84,770	$383,390
STAG Industrial, Inc.	75,820	1,516,400
Warehouses De Pauw SCA	1,400	92,451
WHA Corp. PCL	36,900	62,761

		11,922,435

Mixed Office Industrial – 0.1%
BR Properties SA	22,920	174,353
Goodman Group(a)	168,180	689,369

		863,722

		12,786,157

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	125,200	1,443,556
Chesapeake Lodging Trust	25,390	558,834
DiamondRock Hospitality Co.	66,630	645,645
Great Eagle Holdings Ltd.	223,932	765,172
Hersha Hospitality Trust	15,000	78,600
Hospitality Properties Trust	6,000	162,120
Host Hotels & Resorts, Inc.	83,230	1,417,407
InterContinental Hotels Group PLC	24,801	694,564
LaSalle Hotel Properties	32,830	870,980
Pebblebrook Hotel Trust	67,530	1,728,768
RLJ Lodging Trust	85,210	1,958,126
Strategic Hotels & Resorts, Inc.(b)	128,270	1,040,270
Sunstone Hotel Investors, Inc.(b)	15,500	186,465

		11,550,507

Food Beverage & Tobacco – 0.3%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	18,200	640,822
Bunge Ltd.	4,870	369,049
Charoen Pokphand Indonesia Tbk PT	204,200	62,844
Golden Agri-Resources Ltd.	262,000	114,721
IOI Corp. Bhd	89,600	147,227
Kuala Lumpur Kepong Bhd	19,800	129,720
Wilmar International Ltd.	59,000	145,396

		1,609,779

Packaged Foods & Meats – 0.1%
MHP SA (GDR)(c)	36,560	548,400

		2,158,179

Total Common Stocks (cost $462,942,007)		452,619,096

424	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 20.2%
United States – 20.2%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(f)	$133,760	$137,072,244
0.625%, 7/15/21 (TIPS)	5,737	5,852,728
1.875%, 7/15/15 (TIPS)	3,350	3,546,693

Total Inflation-Linked Securities (cost $149,102,752)		146,471,665

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%
CPN Retail Growth Leasehold Property Fund	141,850	67,670
Market Vectors Gold Miners ETF	258,010	7,257,821

Total Investment Companies (cost $7,867,776)		7,325,491

WARRANTS – 0.2%
Equity:Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/24/15(b) (cost $1,092,912)	890,201	1,393,254

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(b)(d) (cost $0)	15,463	– 0	–

SHORT-TERM INVESTMENTS – 16.5%
Investment Companies – 8.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $58,457,398)	58,457,398	58,457,398

	Principal Amount (000)

U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 10/31/13(h) (cost $4,999,696)	5,000	4,999,696

Time Deposit – 7.7%
State Street Time Deposit 0.01%, 9/03/13 (cost $55,800,918)	55,801	55,800,918

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	425

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Short-Term Investments (cost $119,258,012)		$119,258,012

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $740,263,459)		727,067,518

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investments Companies – 1.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(g) (cost $8,991,193)	8,991,193	8,991,193

Total Investments – 101.6% (cost $749,254,652)		736,058,711
Other assets less liabilities – (1.6)%		(11,832,634)

Net Assets – 100.0%		$724,226,077

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	23	November 2013	$2,402,252	$2,552,770	$150,518
Cocoa Futures	124	December 2013	3,089,945	3,139,941	49,996
Coffee C Futures	90	December 2013	4,180,041	3,925,125	(254,916)
Cotton No.2 Futures	18	December 2013	775,362	751,410	(23,952)
Lead Futures	9	September 2013	472,070	481,725	9,655
Lean Hogs Futures	72	October 2013	2,329,781	2,523,600	193,819
Light Sweet Crude Oil Futures	24	November 2013	2,503,964	2,537,040	33,076
Live Cattle Futures	67	October 2013	3,314,916	3,398,240	83,324
Natural Gas Futures	20	December 2013	756,649	785,200	28,551
Nickel Futures	19	November 2013	1,684,390	1,572,288	(112,102)
Platinum Futures	33	October 2013	2,363,843	2,519,715	155,872
Soybean Futures	31	November 2013	1,938,592	2,104,125	165,533
Soybean Meal Futures	25	December 2013	899,549	1,059,250	159,701

Sold Contracts
Aluminum HG Futures	5	November 2013	237,115	226,094	11,021
Cattle Feeder Futures	85	October 2013	6,780,217	6,755,375	24,842
Coffee Robusta Futures	190	November 2013	3,634,358	3,380,100	254,258

426	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	November 2013	$2,001,976	$1,952,225	$49,751
Corn Futures	28	December 2013	641,700	674,800	(33,100)
Gas Oil Futures	17	December 2013	1,581,379	1,627,750	(46,371)
Gasoline Rbob Futures	8	November 2013	933,135	949,099	(15,964)
Gold 100 OZ Futures	112	December 2013	14,903,563	15,636,320	(732,757)
NY Harbor USLD Futures	30	November 2013	3,881,405	3,940,524	(59,119)
Soybean Oil Futures	32	December 2013	823,730	850,368	(26,638)
Sugar 11 Futures	63	February 2014	1,191,323	1,191,053	270
Wheat Futures	39	December 2013	1,374,152	1,275,300	98,852

					$164,120

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	34,289	USD	45,382	9/17/13	$62,259
Barclays Bank PLC Wholesale	JPY	2,854,152	USD	28,711	9/17/13	(359,437)
Barclays Bank PLC Wholesale	USD	27,462	CNY	169,987	9/17/13	226,414
BNP Paribas SA	USD	2,657	AUD	2,913	9/17/13	(66,454)
BNP Paribas SA	USD	4,810	JPY	452,946	9/17/13	(196,406)
Citibank, NA	USD	4,108	SGD	5,171	9/17/13	(53,690)
Credit Suisse International	CAD	2,408	USD	2,375	9/17/13	89,444
Credit Suisse International	GBP	2,683	USD	4,099	9/17/13	(58,158)
Credit Suisse International	HKD	14,008	USD	1,806	9/17/13	(386)
Credit Suisse International	JPY	445,887	USD	4,533	9/17/13	(8,156)
Credit Suisse International	USD	9,367	EUR	7,014	9/17/13	(96,230)
Deutsche Bank AG London	MXN	24,293	USD	1,870	9/17/13	54,040
Deutsche Bank AG London	USD	10,319	CAD	10,861	9/17/13	(10,910)
Deutsche Bank AG London	USD	6,887	GBP	4,464	9/17/13	30,482
Goldman Sachs Capital Markets LP	AUD	5,294	USD	4,882	9/17/13	173,743
Goldman Sachs Capital Markets LP	CAD	2,188	USD	2,105	9/17/13	27,991
Goldman Sachs Capital Markets LP	GBP	1,857	USD	2,848	9/17/13	(29,999)
Goldman Sachs Capital Markets LP	USD	3,089	CAD	3,146	9/17/13	(102,781)
Goldman Sachs Capital Markets LP	USD	3,664	GBP	2,336	9/17/13	(44,537)
Goldman Sachs Capital Markets LP	USD	5,914	HKD	45,899	9/17/13	5,262
Goldman Sachs Capital Markets LP	BRL	5,072	USD	2,158	11/04/13	60,801
HSBC Bank USA	GBP	5,204	USD	8,078	9/17/13	14,392
HSBC Bank USA	USD	2,128	HKD	16,499	12/17/13	(11)
JPMorgan Chase Bank, NA	BRL	4,320	USD	1,821	9/04/13	10,265
JPMorgan Chase Bank, NA	USD	1,920	BRL	4,320	9/04/13	(109,571)
JPMorgan Chase Bank, NA	AUD	2,285	USD	2,031	9/17/13	(1,502)
JPMorgan Chase Bank, NA	USD	2,875	GBP	1,857	9/17/13	2,162
JPMorgan Chase Bank, NA	USD	2,677	CAD	2,829	12/17/13	2,208

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	427

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	CAD	14,918	USD	14,617	9/17/13	$459,108
Royal Bank of Scotland PLC	USD	3,224	CHF	3,013	9/17/13	14,057
Royal Bank of Scotland PLC	USD	393	ZAR	4,054	9/17/13	140
Standard Chartered Bank	BRL	28,346	USD	12,334	9/04/13	453,796
Standard Chartered Bank	USD	11,985	BRL	28,346	9/04/13	(104,978)
Standard Chartered Bank	CNY	35,597	USD	5,744	9/17/13	(53,909)
Standard Chartered Bank	HKD	16,158	USD	2,083	9/17/13	(1,007)
Standard Chartered Bank	USD	2,003	IDR	20,453,303	9/17/13	(168,473)
Standard Chartered Bank	USD	607	MYR	1,893	9/17/13	(32,565)
Standard Chartered Bank	BRL	12,013	USD	5,033	11/04/13	66,278
State Street Bank & Trust Co.	EUR	1,889	USD	2,467	9/17/13	(29,801)
State Street Bank & Trust Co.	NOK	11,550	USD	1,998	9/17/13	112,091
State Street Bank & Trust Co.	THB	71,638	USD	2,312	9/17/13	88,583
State Street Bank & Trust Co.	USD	83	SEK	551	9/17/13	(338)
UBS AG	EUR	1,763	USD	2,299	9/17/13	(31,502)
UBS AG	JPY	346,068	USD	3,467	9/17/13	(58,268)
UBS AG	USD	5,754	CAD	6,044	9/17/13	(17,633)
UBS AG	USD	1,657	GBP	1,087	9/17/13	27,298
Westpac Banking Corp.	AUD	1,761	USD	1,742	9/17/13	175,517

						$519,629

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$165,569

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,500	3/27/18	2.450%	CPI	#	$(54,570)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	553,821	0.14%	$152,278	9/16/13	Credit Suisse International	$875,097

428	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	112,037	0.11%	$14,338	9/16/13	Deutsche Bank AG	$62,379
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	118,679	0.12%	14,282	9/16/13	JPMorgan Chase Bank, NA	238,925
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	4,167	0.12%	501	9/16/13	JPMorgan Chase Bank, NA	8,389
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	3,521	0.11%	451	9/16/13	JPMorgan Chase Bank, NA	1,960
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	210,623	0.14%	57,913	9/16/13	JPMorgan Chase Bank, NA	332,807
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	21,911	0.14%	6,025	9/16/13	JPMorgan Chase Bank, NA	34,622
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,210	0.14%	3,082	9/16/13	JPMorgan Chase Bank, NA	17,713

							$1,571,892

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $1,322,669 or 0.2% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $11,688,732.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $4,999,696.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	429

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar

BRL	– Brazilian Real

CAD	– Canadian Dollar

CHF	– Swiss Franc

CNY	– Chinese Yuan Renminbi

EUR	– Euro

GBP	– Great British Pound

HKD	– Hong Kong Dollar

IDR	– Indonesian Rupiah

JPY	– Japanese Yen

MXN	– Mexican Peso

MYR	– Malaysian Ringgit

NOK	– Norwegian Krone

SEK	– Swedish Krona

SGD	– Singapore Dollar

THB	– Thailand Baht

USD	– United States Dollar

ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt

ETF	– Exchange Traded Fund

GDR	– Global Depositary Receipt

LIBOR	– London Interbank Offered Rates

OJSC	– Open Joint Stock Company

REIT	– Real Estate Investment Trust

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

430	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.9%
Financials – 9.9%
Capital Markets – 1.0%
3i Group PLC	23,923	$132,958
Aberdeen Asset Management PLC	23,611	129,022
Ameriprise Financial, Inc.	6,600	568,590
Bank of New York Mellon Corp. (The)	38,000	1,130,120
BlackRock, Inc. – Class A	4,140	1,077,725
Charles Schwab Corp. (The)	35,900	749,592
Credit Suisse Group AG(a)	36,901	1,063,650
Daiwa Securities Group, Inc.	40,000	319,995
Deutsche Bank AG (REG)	25,109	1,090,001
E*Trade Financial Corp.(a)	9,300	130,572
Franklin Resources, Inc.	13,500	623,160
Goldman Sachs Group, Inc. (The)	14,300	2,175,459
Hargreaves Lansdown PLC	5,257	81,427
ICAP PLC	13,527	77,036
Invesco Ltd.	14,400	437,184
Investec PLC	14,159	90,248
Julius Baer Group Ltd.(a)	5,512	242,695
Legg Mason, Inc.	3,700	120,324
Macquarie Group Ltd.	7,526	291,671
Mediobanca SpA	12,704	78,877
Morgan Stanley	44,800	1,154,048
Nomura Holdings, Inc.	89,400	616,397
Northern Trust Corp.	7,100	389,577
Partners Group Holding AG	446	114,232
Ratos AB	4,711	41,085
SBI Holdings, Inc./Japan	4,976	51,404
Schroders PLC	2,505	89,855
State Street Corp.	14,900	994,128
T Rowe Price Group, Inc.	8,500	596,190
UBS AG(a)	89,818	1,735,427

		16,392,649

Commercial Banks – 3.2%
Aozora Bank Ltd.	26,000	74,615
Australia & New Zealand Banking Group Ltd.	67,571	1,774,010
Banca Monte dei Paschi di Siena SpA(a)(b)	158,233	45,629
Banco Bilbao Vizcaya Argentaria SA	136,250	1,302,071
Banco de Sabadell SA(b)	65,415	150,696
Banco Espirito Santo SA(a)	39,503	41,493
Banco Popular Espanol SA(a)	31,063	145,950
Banco Santander SA	266,223	1,881,194
Bank Hapoalim BM	26,005	120,141
Bank Leumi Le-Israel BM(a)	30,847	100,937
Bank of East Asia Ltd.	30,000	114,916
Bank of Ireland(a)	519,480	151,596

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	431

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	7,000	$57,181
Bank of Yokohama Ltd. (The)	29,000	151,637
Bankia SA(a)	99,278	92,504
Banque Cantonale Vaudoise	74	39,667
Barclays PLC	300,900	1,318,124
BB&T Corp.	22,800	774,288
Bendigo and Adelaide Bank Ltd.	9,752	87,422
BNP Paribas SA	24,476	1,534,562
BOC Hong Kong Holdings Ltd.	91,000	286,163
CaixaBank	28,594	106,218
Chiba Bank Ltd. (The)	18,000	122,649
Chugoku Bank Ltd. (The)	4,000	53,427
Comerica, Inc.	6,100	249,124
Commerzbank AG(a)	23,826	277,007
Commonwealth Bank of Australia	39,632	2,556,818
Credit Agricole SA(a)	24,569	248,213
Danske Bank A/S(a)	16,037	320,425
DBS Group Holdings Ltd.	42,000	518,761
DnB ASA	24,029	372,495
Erste Group Bank AG	5,831	187,109
Fifth Third Bancorp	28,500	521,265
Fukuoka Financial Group, Inc.	19,000	80,795
Gunma Bank Ltd. (The)	9,000	48,266
Hachijuni Bank Ltd. (The)	10,000	56,000
Hang Seng Bank Ltd.	18,800	291,733
Hiroshima Bank Ltd. (The)	12,000	47,821
Hokuhoku Financial Group, Inc.	29,000	53,661
HSBC Holdings PLC	455,243	4,766,372
Huntington Bancshares, Inc./OH	27,500	226,600
Intesa Sanpaolo SpA	286,332	560,818
Iyo Bank Ltd. (The)	6,000	59,780
Joyo Bank Ltd. (The)	16,000	82,198
KBC Groep NV	5,648	248,039
KeyCorp	30,100	351,267
Lloyds Banking Group PLC(a)	1,126,091	1,266,652
M&T Bank Corp.	4,000	453,360
Mitsubishi UFJ Financial Group, Inc.	313,800	1,828,765
Mizrahi Tefahot Bank Ltd.	3,047	32,580
Mizuho Financial Group, Inc.	564,200	1,143,575
National Australia Bank Ltd.	57,686	1,656,815
Natixis	22,802	98,209
Nishi-Nippon City Bank Ltd. (The)	16,000	40,591
Nordea Bank AB	64,727	752,556
Oversea-Chinese Banking Corp., Ltd.	63,000	487,082
PNC Financial Services Group, Inc. (The)	17,300	1,250,271
Raiffeisen Bank International AG	1,202	41,238
Regions Financial Corp.	46,100	433,340
Resona Holdings, Inc.	46,400	220,171

432	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Bank of Scotland Group PLC(a)	52,390	$270,648
Seven Bank Ltd.	14,665	47,800
Shinsei Bank Ltd.	40,000	78,249
Shizuoka Bank Ltd. (The)	14,000	147,765
Skandinaviska Enskilda Banken AB	37,410	383,810
Societe Generale SA	17,311	758,107
Standard Chartered PLC	59,429	1,328,045
Sumitomo Mitsui Financial Group, Inc.	31,400	1,380,214
Sumitomo Mitsui Trust Holdings, Inc.	76,000	328,212
SunTrust Banks, Inc.	17,600	563,552
Suruga Bank Ltd.	4,000	62,573
Svenska Handelsbanken AB	12,279	526,714
Swedbank AB	22,304	504,474
UniCredit SpA	106,895	603,735
Unione di Banche Italiane SCPA	21,098	101,597
United Overseas Bank Ltd.	31,000	482,015
US Bancorp	60,800	2,196,704
Wells Fargo & Co.	160,100	6,576,908
Westpac Banking Corp.	76,440	2,121,962
Yamaguchi Financial Group, Inc.	5,000	46,356
Zions Bancorporation	6,000	167,820

		51,034,122

Consumer Finance – 0.3%
Acom Co., Ltd.(a)	990	24,580
AEON Financial Service Co., Ltd.(b)	1,600	42,752
American Express Co.	31,400	2,257,974
Capital One Financial Corp.	18,985	1,225,482
Credit Saison Co., Ltd.	3,900	89,083
Discover Financial Services	16,100	760,725
SLM Corp.	14,800	355,052

		4,755,648

Diversified Financial Services – 1.5%
ASX Ltd.	4,759	149,719
Bank of America Corp.	353,502	4,991,448
Citigroup, Inc.	99,299	4,799,121
CME Group, Inc./IL – Class A	10,000	711,100
Deutsche Boerse AG	4,745	332,659
Eurazeo	770	47,750
Exor SpA	1,576	53,700
First Pacific Co., Ltd./Hong Kong	51,800	53,702
Groupe Bruxelles Lambert SA	1,984	158,164
Hong Kong Exchanges and Clearing Ltd.	26,900	411,238
Industrivarden AB	2,895	49,862
ING Groep NV(a)	94,178	1,025,374
IntercontinentalExchange, Inc.(a)	2,400	431,400
Investment AB Kinnevik	5,057	157,873
Investor AB	11,199	322,724

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	433

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Exchange Group, Inc.(b)	1,217	$95,499
JPMorgan Chase & Co.	125,000	6,316,250
Leucadia National Corp.	9,500	236,835
London Stock Exchange Group PLC	4,333	104,799
McGraw Hill Financial, Inc.	9,200	537,004
Mitsubishi UFJ Lease & Finance Co., Ltd.	14,410	64,962
Moody’s Corp.	6,300	400,428
NASDAQ OMX Group, Inc. (The)	3,800	113,468
NYSE Euronext	7,900	330,220
ORIX Corp.	27,160	370,080
Pargesa Holding SA	664	47,198
Pohjola Bank PLC	3,407	55,221
Resolution Ltd.	34,925	172,501
Singapore Exchange Ltd.	21,000	119,355
Wendel SA	808	98,408

		22,758,062

Insurance – 2.2%
ACE Ltd.	11,100	973,692
Admiral Group PLC	4,716	92,287
Aegon NV	43,711	311,142
Aflac, Inc.	15,300	884,187
Ageas	5,742	225,796
AIA Group Ltd.	296,600	1,294,417
Allianz SE	11,230	1,608,884
Allstate Corp. (The)	15,600	747,552
American International Group, Inc.(a)	48,240	2,241,230
AMP Ltd.	72,171	302,752
Aon PLC	10,200	677,076
Assicurazioni Generali SpA	28,710	549,160
Assurant, Inc.	2,500	132,600
Aviva PLC	71,746	429,447
AXA SA	44,121	961,620
Baloise Holding AG	1,168	123,591
Berkshire Hathaway, Inc. – Class B(a)	59,600	6,628,712
Chubb Corp. (The)	8,500	706,945
Cincinnati Financial Corp.	4,800	219,264
CNP Assurances	3,993	70,630
Dai-ichi Life Insurance Co., Ltd. (The)	213	282,841
Delta Lloyd NV	4,530	86,518
Direct Line Insurance Group PLC	20,318	68,263
Genworth Financial, Inc. – Class A(a)	16,000	188,800
Gjensidige Forsikring ASA	4,918	69,786
Hannover Rueck SE	1,483	103,520
Hartford Financial Services Group, Inc.	14,200	420,320
Insurance Australia Group Ltd.	51,203	264,396
Legal & General Group PLC	144,425	418,379
Lincoln National Corp.	8,800	369,952
Loews Corp.	10,100	449,046

434	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mapfre SA	18,961	$63,861
Marsh & McLennan Cos., Inc.	17,900	738,017
MetLife, Inc.	35,700	1,648,983
MS&AD Insurance Group Holdings	12,500	313,158
Muenchener Rueckversicherungs AG	4,438	808,692
NKSJ Holdings, Inc.	8,000	194,153
Old Mutual PLC	119,669	335,847
Principal Financial Group, Inc.	9,000	368,280
Progressive Corp. (The)	18,100	453,767
Prudential Financial, Inc.	15,200	1,138,176
Prudential PLC	63,039	1,054,393
QBE Insurance Group Ltd.	29,474	397,074
RSA Insurance Group PLC	88,620	163,016
Sampo	10,305	428,948
SCOR SE	3,783	118,334
Sony Financial Holdings, Inc.	4,285	69,397
Standard Life PLC	58,074	298,371
Suncorp Group Ltd.	31,635	345,562
Swiss Life Holding AG(a)	791	148,128
Swiss Re AG(a)	8,729	668,937
T&D Holdings, Inc.	14,250	171,685
Tokio Marine Holdings, Inc.	17,100	522,994
Torchmark Corp.	3,000	206,670
Travelers Cos., Inc. (The)	12,400	990,760
Tryg A/S	603	51,303
Unum Group	8,800	259,864
Vienna Insurance Group AG Wiener Versicherung Gruppe	944	47,979
XL Group PLC	9,600	283,776
Zurich Insurance Group AG(a)	3,653	908,443

		35,101,373

Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	12,900	896,421
Ascendas Real Estate Investment Trust	204,000	347,371
British Land Co. PLC	100,529	869,484
CapitaMall Trust	261,550	380,444
CFS Retail Property Trust Group	207,225	371,496
Corio NV	6,842	268,768
Gecina SA	1,999	237,999
GPT Group	167,041	526,206
Hammerson PLC	73,053	547,771
ICADE	3,175	276,064
Japan Real Estate Investment Corp.	62	657,493
Klepierre	10,102	400,706
Land Securities Group PLC	80,279	1,096,962
Link REIT (The)	235,400	1,078,497
Macerich Co. (The)	15,250	858,270

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	435

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mirvac Group	377,756	$550,452
Nippon Building Fund, Inc.	70	759,680
Plum Creek Timber Co., Inc.	5,300	234,843
Unibail-Rodamco SE	4,530	1,017,118
Westfield Group	214,859	2,113,251
Westfield Retail Trust	298,249	772,031

		14,261,327

Real Estate Management & Development – 0.8%
Aeon Mall Co., Ltd.	8,920	231,906
CapitaLand Ltd.	262,050	624,071
CapitaMalls Asia Ltd.	136,996	192,229
CBRE Group, Inc.– Class A(a)	9,900	216,513
City Developments Ltd.	56,200	438,088
Daito Trust Construction Co., Ltd.	1,800	164,293
Daiwa House Industry Co., Ltd.	13,000	232,277
Henderson Land Development Co., Ltd.	108,640	634,685
IMMOFINANZ AG(a)	22,877	90,107
Keppel Land Ltd.	77,450	203,954
Kerry Properties Ltd.	65,900	266,364
Mitsui Fudosan Co., Ltd.	87,090	2,726,398
Nomura Real Estate Holdings, Inc.	12,480	283,917
NTT Urban Development Corp.	114	133,981
Sino Land Co., Ltd.	304,360	405,873
Sumitomo Realty & Development Co., Ltd.	45,590	1,992,490
Sun Hung Kai Properties Ltd.	160,100	2,070,659
Wharf Holdings Ltd.	156,350	1,275,544

		12,183,349

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	15,500	142,445
People’s United Financial, Inc.	11,000	156,420

		298,865

		156,785,395

Information Technology – 6.2%
Communications Equipment – 0.7%
AAC Technologies Holdings, Inc.	18,100	81,678
Cisco Systems, Inc.	174,200	4,060,602
F5 Networks, Inc.(a)	2,600	216,788
Harris Corp.	3,700	209,531
JDS Uniphase Corp.(a)	7,600	97,508
Juniper Networks, Inc.(a)	16,800	317,520
Motorola Solutions, Inc.	9,000	504,090
Nokia Oyj(a)(b)	92,232	357,843
QUALCOMM, Inc.	56,100	3,718,308
Telefonaktiebolaget LM Ericsson – Class B	74,668	878,154

		10,442,022

436	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.3%
Apple, Inc.	30,760	$14,981,658
Dell, Inc.	47,700	656,829
EMC Corp./MA	68,700	1,771,086
Gemalto NV	1,948	224,208
Hewlett-Packard Co.	63,800	1,425,292
NEC Corp.	60,000	126,752
NetApp, Inc.	11,700	486,018
SanDisk Corp.	7,900	435,922
Seagate Technology PLC	10,380	397,762
Western Digital Corp.	7,100	440,200

		20,945,727

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	5,200	394,004
Citizen Holdings Co., Ltd.	6,500	41,729
Corning, Inc.	48,100	675,324
FLIR Systems, Inc.	4,700	147,016
Fujifilm Holdings Corp.	11,400	247,347
Hamamatsu Photonics KK	1,800	57,964
Hexagon AB	5,822	167,033
Hirose Electric Co., Ltd.	800	104,815
Hitachi High-Technologies Corp.	1,500	30,096
Hitachi Ltd.	119,000	711,867
Hoya Corp.	10,700	226,846
Ibiden Co., Ltd.	2,800	40,063
Jabil Circuit, Inc.	6,000	136,920
Keyence Corp.	1,200	394,242
Kyocera Corp.	4,000	407,372
Molex, Inc.	4,500	130,590
Murata Manufacturing Co., Ltd.	5,000	340,953
Nippon Electric Glass Co., Ltd.	9,000	46,267
Omron Corp.	5,100	158,909
Shimadzu Corp.	5,000	43,574
TDK Corp.	3,100	111,519
TE Connectivity Ltd.	13,700	671,300
Yaskawa Electric Corp.	5,000	58,856
Yokogawa Electric Corp.	5,300	66,417

		5,411,023

Internet Software & Services – 0.7%
Akamai Technologies, Inc.(a)	5,800	266,684
Dena Co., Ltd.(b)	2,600	50,824
eBay, Inc.(a)	38,100	1,904,619
Google, Inc. – Class A(a)	8,750	7,410,375
United Internet AG	2,628	90,770
VeriSign, Inc.(a)	5,000	239,950

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	437

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yahoo! Japan Corp.	359	$176,845
Yahoo!, Inc.(a)	31,600	856,992

		10,997,059

IT Services – 1.2%
Accenture PLC – Class A	21,100	1,524,475
Amadeus IT Holding SA	9,370	302,608
AtoS	1,407	104,549
Automatic Data Processing, Inc.	15,800	1,124,328
Cap Gemini SA	3,535	193,623
Cognizant Technology Solutions Corp. – Class A(a)	9,800	718,340
Computer Sciences Corp.	5,000	250,750
Computershare Ltd.	11,632	99,487
Fidelity National Information Services, Inc.	9,500	422,370
Fiserv, Inc.(a)	4,400	423,588
Fujitsu Ltd.	45,000	165,227
International Business Machines Corp.	34,300	6,251,861
Itochu Techno-Solutions Corp.	600	20,322
Mastercard, Inc. – Class A	3,480	2,109,158
Nomura Research Institute Ltd.	2,500	77,626
NTT Data Corp.	32	113,947
Otsuka Corp.	400	48,154
Paychex, Inc.	10,500	406,140
SAIC, Inc.	9,200	138,644
Teradata Corp.(a)	5,400	316,224
Total System Services, Inc.	5,200	143,884
Visa, Inc. – Class A	16,900	2,947,698
Western Union Co. (The) – Class W	18,500	324,305

		18,227,308

Office Electronics – 0.1%
Brother Industries Ltd.	5,800	58,669
Canon, Inc.	27,900	834,450
Konica Minolta, Inc.	11,500	94,050
Ricoh Co., Ltd.	16,000	172,173
Xerox Corp.	39,900	398,202

		1,557,544

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Micro Devices, Inc.(a)(b)	19,800	64,746
Advantest Corp.	3,700	45,182
Altera Corp.	10,400	365,768
Analog Devices, Inc.	10,000	462,800
Applied Materials, Inc.	39,200	588,392
ARM Holdings PLC	34,394	465,310
ASM Pacific Technology Ltd.(b)	5,900	60,661
ASML Holding NV	7,787	679,432

438	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A	17,100	$431,946
Infineon Technologies AG	26,127	236,640
Intel Corp.	161,600	3,551,968
KLA-Tencor Corp.	5,400	297,810
Lam Research Corp.(a)	5,288	246,791
Linear Technology Corp.	7,500	287,475
LSI Corp.(a)	17,900	132,639
Microchip Technology, Inc.	6,300	244,503
Micron Technology, Inc.(a)	33,300	451,881
NVIDIA Corp.	20,400	300,900
Rohm Co., Ltd.	2,400	84,101
STMicroelectronics NV	15,672	125,374
Sumco Corp.	2,800	23,184
Teradyne, Inc.(a)	6,200	95,170
Texas Instruments, Inc.	36,000	1,375,200
Tokyo Electron Ltd.	4,300	177,994
Xilinx, Inc.	8,500	369,070

		11,164,937

Software – 1.2%
Adobe Systems, Inc.(a)	16,300	745,725
Autodesk, Inc.(a)	7,300	268,275
BMC Software, Inc.(a)	4,300	197,800
CA, Inc.	10,800	315,900
Citrix Systems, Inc.(a)	6,100	431,697
Dassault Systemes SA	1,567	200,234
Electronic Arts, Inc.(a)	9,800	261,072
GungHo Online Entertainment, Inc.(a)(b)	90	60,871
Intuit, Inc.	9,100	578,123
Konami Corp.(b)	2,500	55,029
Microsoft Corp.	246,300	8,226,420
Nexon Co., Ltd.	2,659	28,931
NICE Systems Ltd.	1,458	55,352
Nintendo Co., Ltd.	2,700	305,297
Oracle Corp.	120,600	3,842,316
Oracle Corp. Japan	1,000	40,690
Red Hat, Inc.(a)	6,300	318,276
Sage Group PLC (The)	27,807	148,452
Salesforce.com, Inc.(a)	17,600	864,688
SAP AG	22,714	1,677,628
Symantec Corp.	22,500	576,225
Trend Micro, Inc./Japan	2,600	90,601

		19,289,602

		98,035,222

Consumer Discretionary – 5.8%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	4,700	179,402
BorgWarner, Inc.	3,800	367,004

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	439

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	16,000	$522,219
Cie Generale des Etablissements Michelin – Class B	4,537	434,262
Continental AG	2,737	413,081
Delphi Automotive PLC	9,521	523,845
Denso Corp.	12,000	545,122
GKN PLC	39,964	203,158
Goodyear Tire & Rubber Co. (The)(a)	8,000	160,960
Johnson Controls, Inc.	22,300	903,819
Koito Manufacturing Co., Ltd.	2,000	35,116
NGK Spark Plug Co., Ltd.	4,000	76,915
NHK Spring Co., Ltd.	4,000	42,107
NOK Corp.	2,300	33,400
Nokian Renkaat OYJ	2,756	128,599
Pirelli & C. SpA(b)	5,849	69,029
Stanley Electric Co., Ltd.	3,500	66,883
Sumitomo Rubber Industries Ltd.(b)	4,200	58,742
Toyoda Gosei Co., Ltd.	1,600	38,465
Toyota Boshoku Corp.	1,600	20,859
Toyota Industries Corp.	4,000	160,934
Yokohama Rubber Co., Ltd. (The)	5,000	43,835

		5,027,756

Automobiles – 1.0%
Bayerische Motoren Werke AG	8,194	772,313
Bayerische Motoren Werke AG (Preference Shares)	1,355	99,389
Daihatsu Motor Co., Ltd.	5,000	93,326
Daimler AG	23,665	1,623,842
Fiat SpA(a)	21,556	162,443
Ford Motor Co.	128,100	2,073,939
Fuji Heavy Industries Ltd.	15,000	361,117
General Motors Co.(a)	25,070	854,386
Harley-Davidson, Inc.	7,400	443,852
Honda Motor Co., Ltd.	40,200	1,441,381
Isuzu Motors Ltd.	29,000	175,550
Mazda Motor Corp.(a)	66,000	262,750
Mitsubishi Motors Corp.(a)	10,300	107,406
Nissan Motor Co., Ltd.	61,200	605,423
Porsche Automobil Holding SE (Preference Shares)	3,765	316,819
Renault SA	4,745	339,407
Suzuki Motor Corp.	9,000	192,145
Toyota Motor Corp.	68,000	4,090,294
Volkswagen AG	749	166,455
Volkswagen AG (Preference Shares)	3,579	814,033
Yamaha Motor Co., Ltd.	6,900	88,835

		15,085,105

440	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	5,100	$392,751
Jardine Cycle & Carriage Ltd.	3,000	77,897

		470,648

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	1,800	65,089
Gree, Inc.(b)	2,291	18,177
H&R Block, Inc.	8,800	245,608

		328,874

Hotels, Restaurants & Leisure – 0.7%
Accor SA	3,918	148,253
Carnival Corp.	14,500	523,305
Carnival PLC	4,579	171,291
Chipotle Mexican Grill, Inc. – Class A(a)	1,100	448,987
Compass Group PLC	45,067	598,071
Crown Ltd.	9,850	127,462
Darden Restaurants, Inc.	4,200	194,082
Echo Entertainment Group Ltd.	19,318	46,260
Flight Centre Ltd.(b)	1,351	56,215
Galaxy Entertainment Group Ltd.(a)	51,400	312,080
Genting Singapore PLC	150,000	154,111
International Game Technology	8,600	162,454
Marriott International, Inc./DE – Class A	7,900	315,921
McDonald’s Corp.	32,800	3,095,008
McDonald’s Holdings Co. Japan Ltd.(b)	1,700	44,624
MGM China Holdings Ltd.	23,300	69,729
OPAP SA	5,491	54,313
Oriental Land Co., Ltd./Japan	1,300	209,332
Sands China Ltd.	59,500	340,612
Shangri-La Asia Ltd.	38,000	58,486
SJM Holdings Ltd.	47,800	122,530
SKYCITY Entertainment Group Ltd.	14,209	42,648
Sodexo	2,318	204,556
Starbucks Corp.	24,500	1,727,740
Starwood Hotels & Resorts Worldwide, Inc.	6,300	402,822
TABCORP Holdings Ltd.	18,077	51,678
Tatts Group Ltd.(b)	34,192	97,419
TUI Travel PLC	11,013	58,801
Whitbread PLC	4,490	214,458
William Hill PLC	21,249	136,771
Wynn Macau Ltd.	38,300	115,680
Wynn Resorts Ltd.	2,600	366,704
Yum! Brands, Inc.	14,700	1,029,294

		11,701,697

Household Durables – 0.2%
Casio Computer Co., Ltd.	5,400	46,070
DR Horton, Inc.	9,100	162,435
Electrolux AB – Class B	5,915	156,410

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	441

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Garmin Ltd.(b)	3,530	$143,918
Harman International Industries, Inc.	2,200	140,844
Husqvarna AB	9,926	62,481
Leggett & Platt, Inc.	4,600	133,032
Lennar Corp. – Class A	5,400	171,774
Newell Rubbermaid, Inc.	9,300	235,290
Panasonic Corp.(a)	54,300	489,201
PulteGroup, Inc.	11,100	170,829
Rinnai Corp.	800	55,719
Sekisui Chemical Co., Ltd.	10,000	91,479
Sekisui House Ltd.	13,000	156,315
Sharp Corp./Japan(a)	25,000	96,774
Sony Corp.	24,900	495,582
Whirlpool Corp.	2,600	334,490

		3,142,643

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(a)	11,900	3,343,662
Expedia, Inc.	3,000	140,280
NetFlix, Inc.(a)	1,900	539,429
priceline.com, Inc.(a)	1,660	1,557,960
Rakuten, Inc.	17,889	219,179
TripAdvisor, Inc.(a)	3,600	266,292

		6,066,802

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	3,700	168,646
Mattel, Inc.	11,200	453,600
Namco Bandai Holdings, Inc.	4,400	69,990
Nikon Corp.	8,400	141,141
Sankyo Co., Ltd.	1,400	64,963
Sega Sammy Holdings, Inc.	4,600	109,483
Shimano, Inc.	2,000	165,475
Yamaha Corp.	3,800	47,682

		1,220,980

Media – 1.4%
Axel Springer AG	973	48,467
British Sky Broadcasting Group PLC	25,895	336,713
Cablevision Systems Corp. – Class A	7,000	124,110
CBS Corp. – Class B	19,100	976,010
Comcast Corp. – Class A	86,200	3,628,158
Dentsu, Inc.	4,500	149,327
DIRECTV(a)	18,700	1,087,966
Discovery Communications, Inc. – Class A(a)	8,000	620,080
Eutelsat Communications SA	3,524	105,392
Gannett Co., Inc.	7,500	180,675
Hakuhodo DY Holdings, Inc.	580	39,348
Interpublic Group of Cos., Inc. (The)	13,500	212,220
ITV PLC	90,909	231,921
JCDecaux SA	1,637	54,884

442	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kabel Deutschland Holding AG	2,177	$247,282
Lagardere SCA	2,707	82,497
News Corp. – Class A(a)	16,325	256,303
Omnicom Group, Inc.	8,500	515,525
Pearson PLC	20,064	395,163
ProSiebenSat.1 Media AG	2,560	108,436
Publicis Groupe SA	4,428	329,333
Reed Elsevier NV	16,915	305,382
Reed Elsevier PLC	29,403	360,557
Scripps Networks Interactive, Inc. – Class A	2,800	205,884
SES SA	7,471	219,291
Singapore Press Holdings Ltd.(b)	39,000	120,034
Telenet Group Holding NV	1,262	60,854
Time Warner Cable, Inc. – Class A	9,700	1,041,295
Time Warner, Inc.	30,500	1,846,165
Toho Co., Ltd./Tokyo	2,800	55,342
Twenty-First Century Fox, Inc. – Class A	65,300	2,045,849
Viacom, Inc. – Class B	14,900	1,185,444
Walt Disney Co. (The)	59,000	3,588,970
Washington Post Co. (The) – Class B	200	112,800
Wolters Kluwer NV	7,423	175,260
WPP PLC	30,988	574,069

		21,627,006

Multiline Retail – 0.3%
Dollar General Corp.(a)	9,860	532,144
Dollar Tree, Inc.(a)	7,400	389,980
Don Quijote Co., Ltd.	1,400	72,493
Family Dollar Stores, Inc.	3,100	220,689
Harvey Norman Holdings Ltd.(b)	13,081	34,852
Isetan Mitsukoshi Holdings Ltd.	8,700	112,390
J Front Retailing Co., Ltd.	11,000	87,359
JC Penney Co., Inc.(a)(b)	4,600	57,408
Kohl’s Corp.	6,900	354,039
Macy’s, Inc.	12,900	573,147
Marks & Spencer Group PLC	39,510	288,831
Marui Group Co., Ltd.	5,400	50,188
Next PLC	3,971	301,182
Nordstrom, Inc.	4,900	273,077
Takashimaya Co., Ltd.(b)	6,392	55,888
Target Corp.	21,300	1,348,503

		4,752,170

Specialty Retail – 0.9%
ABC-Mart, Inc.(b)	700	29,232
Abercrombie & Fitch Co. – Class A	2,600	91,806
AutoNation, Inc.(a)	1,200	56,088
AutoZone, Inc.(a)	1,260	529,124
Bed Bath & Beyond, Inc.(a)	7,400	545,676

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	443

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Best Buy Co., Inc.	8,600	$309,600
CarMax, Inc.(a)	7,400	351,944
Fast Retailing Co., Ltd.	1,400	450,727
GameStop Corp. – Class A	3,900	195,819
Gap, Inc. (The)	9,700	392,268
Hennes & Mauritz AB – Class B	23,345	856,647
Home Depot, Inc. (The)	48,900	3,642,561
Inditex SA	5,404	714,505
Kingfisher PLC	58,427	348,661
L Brands, Inc.	7,800	447,408
Lowe’s Cos., Inc.	36,200	1,658,684
Nitori Holdings Co., Ltd.	850	75,850
O’Reilly Automotive, Inc.(a)	3,700	454,027
PetSmart, Inc.	3,490	245,801
Ross Stores, Inc.	7,300	490,998
Sanrio Co., Ltd.	1,100	56,412
Shimamura Co., Ltd.	600	61,057
Staples, Inc.	22,000	306,020
Tiffany & Co.	3,900	300,729
TJX Cos., Inc.	23,800	1,254,736
Urban Outfitters, Inc.(a)	3,500	146,755
USS Co., Ltd.	540	67,371
Yamada Denki Co., Ltd.	2,260	71,181

		14,151,687

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	5,191	549,146
Asics Corp.	4,000	69,667
Burberry Group PLC	11,017	262,217
Christian Dior SA	1,368	234,399
Cie Financiere Richemont SA (SWX Europe)	12,892	1,223,828
Coach, Inc.	9,200	485,852
Fossil Group, Inc.(a)	1,729	200,806
Hugo Boss AG	781	95,166
Kering	1,882	425,255
Li & Fung Ltd.	144,000	211,371
Luxottica Group SpA	4,138	215,568
LVMH Moet Hennessy Louis Vuitton SA	6,275	1,099,397
NIKE, Inc. – Class B	23,700	1,488,834
PVH Corp.	2,611	336,166
Ralph Lauren Corp.	2,000	330,820
Swatch Group AG (The)	767	441,225
Swatch Group AG (The) (REG)	1,068	106,886
VF Corp.	2,900	542,909
Yue Yuen Industrial Holdings Ltd.	18,000	55,070

		8,374,582

		91,949,950

444	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.7%
Biotechnology – 0.8%
Actelion Ltd.(a)	2,642	$179,535
Alexion Pharmaceuticals, Inc.(a)	6,340	683,198
Amgen, Inc.	24,500	2,669,030
Biogen Idec, Inc.(a)	7,800	1,661,556
Celgene Corp.(a)	13,700	1,917,726
CSL Ltd.	12,270	742,513
Elan Corp. PLC(a)	11,931	181,091
Gilead Sciences, Inc.(a)	49,700	2,995,419
Grifols SA	3,667	147,280
Novozymes A/S – Class B	5,679	206,768
Regeneron Pharmaceuticals, Inc.(a)	2,500	605,775

		11,989,891

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	51,300	1,709,829
Baxter International, Inc.	17,800	1,238,168
Becton Dickinson and Co.	6,300	613,494
Boston Scientific Corp.(a)	44,300	468,694
CareFusion Corp.(a)	7,200	258,120
Cochlear Ltd.	1,400	71,231
Coloplast A/S – Class B	2,800	151,935
Covidien PLC	15,400	914,760
CR Bard, Inc.	2,500	287,175
DENTSPLY International, Inc.	4,600	193,154
Edwards Lifesciences Corp.(a)	3,700	260,406
Elekta AB – Class B	9,022	141,748
Essilor International SA	5,041	544,351
Getinge AB – Class B	4,921	169,351
Intuitive Surgical, Inc.(a)	1,330	514,072
Medtronic, Inc.	33,000	1,707,750
Olympus Corp.(a)	4,900	140,734
Smith & Nephew PLC	22,047	256,530
Sonova Holding AG(a)	1,254	138,699
St Jude Medical, Inc.	9,200	463,772
Stryker Corp.	9,400	628,766
Sysmex Corp.	1,800	103,901
Terumo Corp.	3,800	181,249
Varian Medical Systems, Inc.(a)	3,600	253,620
William Demant Holding A/S(a)	646	55,366
Zimmer Holdings, Inc.	5,500	434,995

		11,901,870

Health Care Providers & Services – 0.7%
Aetna, Inc.	12,409	786,607
Alfresa Holdings Corp.	1,000	47,256

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	445

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AmerisourceBergen Corp. – Class A	7,500	$426,900
Cardinal Health, Inc.	11,100	558,108
Celesio AG	2,091	43,605
CIGNA Corp.	9,300	731,817
DaVita HealthCare Partners, Inc.(a)	2,800	301,028
Express Scripts Holding Co.(a)	26,683	1,704,510
Fresenius Medical Care AG & Co. KGaA	5,240	340,409
Fresenius SE & Co. KGaA	3,090	371,873
Humana, Inc.	5,200	478,816
Laboratory Corp. of America Holdings(a)	3,100	296,732
McKesson Corp.	7,600	922,716
Medipal Holdings Corp.	3,300	36,732
Miraca Holdings, Inc.	1,400	62,249
Patterson Cos., Inc.	2,700	107,676
Quest Diagnostics, Inc.	5,200	304,824
Ramsay Health Care Ltd.	3,230	107,092
Sonic Healthcare Ltd.	9,133	125,454
Suzuken Co., Ltd./Aichi Japan	1,800	55,296
Tenet Healthcare Corp.(a)	3,350	130,817
UnitedHealth Group, Inc.	33,500	2,403,290
WellPoint, Inc.	9,900	842,886

		11,186,693

Health Care Technology – 0.0%
Cerner Corp.(a)	9,600	442,176
M3, Inc.	18	46,866

		489,042

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	11,300	527,032
Life Technologies Corp.(a)	5,600	416,696
Lonza Group AG(a)	1,301	92,064
PerkinElmer, Inc.	3,700	133,089
QIAGEN NV(a)	5,791	116,433
Thermo Fisher Scientific, Inc.	11,700	1,039,311
Waters Corp.(a)	2,800	276,780

		2,601,405

Pharmaceuticals – 3.3%
AbbVie, Inc.	51,600	2,198,676
Actavis, Inc.(a)	4,200	567,756
Allergan, Inc./United States	10,100	892,638
Astellas Pharma, Inc.	11,000	559,657
AstraZeneca PLC	30,740	1,513,558
Bayer AG	20,381	2,265,253
Bristol-Myers Squibb Co.	53,500	2,230,415
Chugai Pharmaceutical Co., Ltd.	5,500	112,411

446	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Daiichi Sankyo Co., Ltd.	16,600	$283,985
Dainippon Sumitomo Pharma Co., Ltd.	3,900	49,718
Eisai Co., Ltd.	6,200	251,678
Eli Lilly & Co.	32,600	1,675,640
Forest Laboratories, Inc.(a)	7,600	323,228
GlaxoSmithKline PLC	120,838	3,081,799
Hisamitsu Pharmaceutical Co., Inc.(b)	1,600	85,586
Hospira, Inc.(a)	5,400	210,762
Johnson & Johnson	91,300	7,889,233
Kyowa Hakko Kirin Co., Ltd.	5,000	50,272
Merck & Co., Inc.	98,700	4,667,523
Merck KGaA	1,621	246,258
Mitsubishi Tanabe Pharma Corp.	5,000	67,882
Mylan, Inc./PA(a)	12,900	455,886
Novartis AG	56,652	4,127,079
Novo Nordisk A/S – Class B	10,046	1,679,647
Ono Pharmaceutical Co., Ltd.	2,100	126,042
Orion Oyj – Class B	2,374	54,893
Otsuka Holdings Co., Ltd.(b)	8,915	275,432
Perrigo Co.	2,900	352,495
Pfizer, Inc.	219,007	6,178,187
Roche Holding AG	17,303	4,313,034
Sanofi	29,400	2,817,591
Santen Pharmaceutical Co., Ltd.	1,900	87,772
Shionogi & Co., Ltd.	7,400	143,703
Shire PLC	13,832	508,795
Taisho Pharmaceutical Holdings Co., Ltd.	777	51,701
Takeda Pharmaceutical Co., Ltd.	19,500	882,467
Teva Pharmaceutical Industries Ltd.	20,919	799,659
Tsumura & Co.(b)	1,500	40,128
UCB SA	2,705	157,335
Zoetis, Inc.	16,164	471,181

		52,746,955

		90,915,856

Industrials – 5.7%
Aerospace & Defense – 1.0%
BAE Systems PLC	79,986	539,236
Boeing Co. (The)	22,200	2,307,024
Cobham PLC	26,563	117,291
European Aeronautic Defence and Space Co. NV	14,329	825,094
Finmeccanica SpA(a)(b)	9,951	50,908
General Dynamics Corp.	10,900	907,425
Honeywell International, Inc.	25,600	2,036,992
L-3 Communications Holdings, Inc.	2,900	261,957
Lockheed Martin Corp.	8,800	1,077,296

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	447

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Meggitt PLC	19,234	$157,060
Northrop Grumman Corp.	7,700	710,479
Precision Castparts Corp.	4,800	1,013,952
Raytheon Co.	10,600	799,346
Rockwell Collins, Inc.	4,500	318,465
Rolls-Royce Holdings PLC(a)	46,311	798,758
Safran SA	6,163	342,035
Singapore Technologies Engineering Ltd.	38,000	117,708
Textron, Inc.	8,800	237,072
Thales SA	2,239	110,310
United Technologies Corp.	27,600	2,762,760
Zodiac Aerospace	839	121,579

		15,612,747

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	5,200	295,724
Deutsche Post AG	22,448	648,874
Expeditors International of Washington, Inc.	6,700	271,752
FedEx Corp.	9,600	1,030,656
Kuehne & Nagel International AG	1,328	165,300
TNT Express NV	8,743	77,049
Toll Holdings Ltd.	16,083	77,746
United Parcel Service, Inc. – Class B	23,400	2,002,572
Yamato Holdings Co., Ltd.	9,100	194,710

		4,764,383

Airlines – 0.1%
ANA Holdings, Inc.(b)	28,000	56,852
Cathay Pacific Airways Ltd.	29,000	49,816
Deutsche Lufthansa AG (REG)(a)	5,630	100,438
easyJet PLC	3,905	74,720
International Consolidated Airlines Group SA(a)	22,847	101,474
Japan Airlines Co., Ltd.	1,469	77,714
Qantas Airways Ltd.(a)	27,130	32,890
Ryanair Holdings PLC (Sponsored ADR)	820	38,917
Singapore Airlines Ltd.	13,000	99,104
Southwest Airlines Co.	23,700	303,597

		935,522

Building Products – 0.1%
Asahi Glass Co., Ltd.	24,000	139,616
Assa Abloy AB	8,292	352,574
Cie de St-Gobain	9,825	458,226
Daikin Industries Ltd.	5,800	277,693
Geberit AG	957	232,734
LIXIL Group Corp.	6,600	132,765
Masco Corp.	11,600	219,472
TOTO Ltd.	7,000	86,347

		1,899,427

448	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(a)	7,150	$284,784
Aggreko PLC	6,595	166,425
Babcock International Group PLC	8,831	155,648
Brambles Ltd.	38,220	297,854
Cintas Corp.	3,400	162,384
Dai Nippon Printing Co., Ltd.	13,000	125,334
Edenred	5,007	149,872
G4S PLC	33,439	134,589
Park24 Co., Ltd.	2,400	41,546
Pitney Bowes, Inc.(b)	6,500	106,080
Republic Services, Inc. – Class A	9,700	315,347
Secom Co., Ltd.	5,200	296,545
Securitas AB – Class B	7,699	81,079
Serco Group PLC	12,250	103,846
Societe BIC SA	751	86,348
Stericycle, Inc.(a)	2,800	315,168
Toppan Printing Co., Ltd.(b)	13,000	95,095
Tyco International Ltd.	15,200	502,208
Waste Management, Inc.	14,200	574,248

		3,994,400

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	3,482	97,940
Bouygues SA(b)	4,833	150,910
Chiyoda Corp.	4,000	45,532
Ferrovial SA	9,920	164,358
Fluor Corp.	5,300	336,179
Hochtief AG	757	53,678
Jacobs Engineering Group, Inc.(a)	4,200	244,776
JGC Corp.	5,000	170,284
Kajima Corp.	20,000	70,995
Kinden Corp.	3,000	29,432
Koninklijke Boskalis Westminster NV	1,899	75,154
Leighton Holdings Ltd.(b)	4,152	63,816
Obayashi Corp.	15,000	84,939
OCI(a)	2,265	107,767
Quanta Services, Inc.(a)	6,900	180,366
Shimizu Corp.	14,000	61,261
Skanska AB – Class B	9,342	167,172
Taisei Corp.	23,000	93,739
Vinci SA	11,420	589,237

		2,787,535

Electrical Equipment – 0.4%
ABB Ltd. (REG)(a)	54,069	1,156,418
Alstom SA	5,311	187,027

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	449

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eaton Corp. PLC	15,409	$975,698
Emerson Electric Co.	23,600	1,424,732
First Solar, Inc.(a)	1,900	69,768
Fuji Electric Co., Ltd.	13,000	47,606
Furukawa Electric Co., Ltd.	16,000	31,972
Legrand SA	6,163	312,427
Mabuchi Motor Co., Ltd.	600	29,529
Mitsubishi Electric Corp.	47,000	464,654
Nidec Corp.	2,500	186,737
Osram Licht AG(a)	1,952	78,144
Prysmian SpA	5,009	111,067
Rockwell Automation, Inc.	4,600	447,258
Roper Industries, Inc.	3,200	395,840
Schneider Electric SA	12,995	993,875
Sumitomo Electric Industries Ltd.	18,500	247,143

		7,159,895

Industrial Conglomerates – 1.0%
3M Co.	20,800	2,362,464
Danaher Corp.	18,900	1,238,328
General Electric Co.	339,700	7,860,658
Hutchison Whampoa Ltd.	52,000	601,751
Keppel Corp., Ltd.	35,000	276,543
Koninklijke Philips NV	23,573	728,925
NWS Holdings Ltd.	35,000	52,152
SembCorp Industries Ltd.	24,000	91,738
Siemens AG	19,528	2,068,329
Smiths Group PLC	9,655	191,717
Toshiba Corp.	99,000	390,134

		15,862,739

Industrial Warehouse Distribution – 0.3%
DCT Industrial Trust, Inc.	22,860	152,933
EastGroup Properties, Inc.	2,380	133,756
First Industrial Realty Trust, Inc.	8,400	127,092
Global Logistic Properties Ltd.	311,415	656,058
GLP J-Reit(b)	95	92,581
Hansteen Holdings PLC	50,113	76,147
Hopewell Holdings Ltd.	14,000	44,382
Industrial & Infrastructure Fund Investment Corp.	4	35,185
Japan Logistics Fund, Inc.	5	45,247
Mapletree Industrial Trust	89,462	89,505
Mapletree Logistics Trust	112,355	92,724
Nippon Prologis REIT, Inc.	18	157,579
ProLogis, Inc.	55,235	1,946,482
Pure Industrial Real Estate Trust	10,650	42,770
Segro PLC	76,500	345,986

450	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	3,300	$66,000
Warehouses De Pauw SCA	840	55,471

		4,159,898

Machinery – 1.0%
Alfa Laval AB	7,748	167,323
Amada Co., Ltd.	8,000	58,676
Andritz AG	1,790	98,535
Atlas Copco AB – Class A	16,511	445,651
Atlas Copco AB – Class B	9,595	235,365
Caterpillar, Inc.	21,400	1,766,356
Cummins, Inc.	5,800	714,560
Deere & Co.	12,700	1,062,228
Dover Corp.	5,700	484,785
FANUC Corp.	4,800	728,446
Fiat Industrial SpA	21,042	251,679
Flowserve Corp.	4,800	267,792
GEA Group AG	4,504	182,151
Hino Motors Ltd.	6,000	77,729
Hitachi Construction Machinery Co., Ltd.	2,700	52,537
IHI Corp.	32,000	128,537
Illinois Tool Works, Inc.	13,600	971,992
IMI PLC	7,895	175,721
Ingersoll-Rand PLC	9,000	532,260
Invensys PLC	15,987	121,534
Japan Steel Works Ltd. (The)	7,000	35,586
Joy Global, Inc.	3,500	171,920
JTEKT Corp.	5,000	64,653
Kawasaki Heavy Industries Ltd.	34,000	117,871
Komatsu Ltd.	23,000	499,535
Kone Oyj	3,885	317,140
Kubota Corp.	27,000	365,006
Kurita Water Industries Ltd.	2,800	56,214
Makita Corp.	2,800	147,049
MAN SE	868	99,208
Melrose Industries PLC	31,194	142,527
Metso Oyj	3,142	120,581
Mitsubishi Heavy Industries Ltd.	74,000	403,689
Nabtesco Corp.	3,000	64,056
NGK Insulators Ltd.	6,000	82,709
NSK Ltd.	11,000	101,902
PACCAR, Inc.	11,500	616,515
Pall Corp.	3,600	248,904
Parker Hannifin Corp.	4,900	489,755
Pentair Ltd.	6,684	401,775
Sandvik AB	26,259	350,932
Scania AB	7,868	157,075

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	451

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schindler Holding AG	1,195	$164,601
Schindler Holding AG (REG)	529	71,426
SembCorp Marine Ltd.(b)	20,000	65,338
SKF AB	9,638	255,086
SMC Corp./Japan	1,400	291,616
Snap-On, Inc.	1,900	177,840
Stanley Black & Decker, Inc.	5,200	443,352
Sulzer AG	590	85,954
Sumitomo Heavy Industries Ltd.	13,000	58,366
THK Co., Ltd.	2,800	54,003
Vallourec SA	2,632	157,789
Volvo AB – Class B	37,048	533,315
Wartsila Oyj Abp	4,372	203,559
Weir Group PLC (The)	5,225	176,327
Xylem, Inc./NY	6,000	148,680
Yangzijiang Shipbuilding Holdings Ltd.(b)	40,600	30,010
Zardoya Otis SA(b)	3,789	55,807

		16,551,528

Marine – 0.0%
AP Moeller - Maersk A/S (Line of A Shares) – Class A	14	112,901
AP Moeller - Maersk A/S – Class B	33	280,915
Mitsui OSK Lines Ltd.(a)	26,000	101,953
Nippon Yusen KK	39,000	110,295
Orient Overseas International Ltd.	5,000	27,476

		633,540

Mixed Office Industrial – 0.0%
Goodman Group	176,702	724,300

Professional Services – 0.2%
Adecco SA(a)	3,258	204,746
ALS Ltd./Queensland(b)	9,053	73,687
Bureau Veritas SA	5,436	163,933
Capita PLC	16,078	237,762
Dun & Bradstreet Corp. (The)	1,300	129,324
Equifax, Inc.	3,900	230,451
Experian PLC	24,809	434,388
Intertek Group PLC	3,953	195,988
Nielsen Holdings NV(b)	6,888	237,636
Randstad Holding NV	2,962	137,511
Robert Half International, Inc.	4,500	158,715
Seek Ltd.	7,904	74,879
SGS SA	135	307,013

		2,586,033

Road & Rail – 0.5%
Asciano Ltd.	24,022	118,527
Aurizon Holdings Ltd.	50,005	201,825

452	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Central Japan Railway Co.	3,552	$404,406
ComfortDelGro Corp., Ltd.	49,000	70,587
CSX Corp.	33,300	819,513
DSV A/S	4,672	122,573
East Japan Railway Co.	8,300	634,796
Hankyu Hanshin Holdings, Inc.	28,000	150,727
Kansas City Southern	3,600	379,512
Keikyu Corp.	11,000	93,820
Keio Corp.	14,000	94,379
Keisei Electric Railway Co., Ltd.	6,000	56,764
Kintetsu Corp.(b)	40,000	148,083
MTR Corp., Ltd.	35,500	134,153
Nippon Express Co., Ltd.	19,000	88,586
Norfolk Southern Corp.	10,300	743,248
Odakyu Electric Railway Co., Ltd.	15,000	136,490
Ryder System, Inc.	1,700	94,537
Tobu Railway Co., Ltd.	25,000	125,475
Tokyu Corp.	28,000	179,103
Union Pacific Corp.	15,400	2,364,516
West Japan Railway Co.	4,151	170,882

		7,332,502

Trading Companies & Distributors – 0.3%
Brenntag AG	1,299	197,536
Bunzl PLC	8,145	171,894
Fastenal Co.	8,800	387,112
ITOCHU Corp.	37,000	416,518
Marubeni Corp.	40,000	288,913
Mitsubishi Corp.	34,600	643,691
Mitsui & Co., Ltd.	42,800	591,876
Noble Group Ltd.	103,000	65,105
Rexel SA	3,683	84,719
Sojitz Corp.	30,800	54,705
Sumitomo Corp.	27,700	348,962
Toyota Tsusho Corp.	5,200	118,834
Travis Perkins PLC	6,032	147,205
Wolseley PLC	6,810	344,375
WW Grainger, Inc.	2,000	494,700

		4,356,145

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	9,015	159,178
Aeroports de Paris	730	71,254
Atlantia SpA	8,137	146,787
Auckland International Airport Ltd.	26,061	61,915
Fraport AG Frankfurt Airport Services Worldwide	904	58,374
Groupe Eurotunnel SA	13,151	97,727

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	453

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hutchison Port Holdings Trust	128,600	$94,951
Kamigumi Co., Ltd.	5,000	39,808
Koninklijke Vopak NV	1,729	96,988
Mitsubishi Logistics Corp.	3,000	38,331
Sydney Airport	4,566	15,336
Transurban Group	34,664	207,680

		1,088,329

		90,448,923

Consumer Staples – 5.1%
Beverages – 1.1%
Anheuser-Busch InBev NV	19,801	1,846,662
Asahi Group Holdings Ltd.	9,500	235,042
Beam, Inc.	5,200	325,780
Brown-Forman Corp. – Class B	4,950	331,601
Carlsberg A/S – Class B	2,630	254,904
Coca-Cola Amatil Ltd.	14,040	152,844
Coca-Cola Co. (The)	125,200	4,780,136
Coca-Cola Enterprises, Inc.	8,500	317,900
Coca-Cola HBC AG(a)	4,957	137,121
Coca-Cola West Co., Ltd.	1,500	29,711
Constellation Brands, Inc. – Class A(a)	5,000	271,250
Diageo PLC	61,803	1,894,037
Dr Pepper Snapple Group, Inc.	6,600	295,416
Heineken Holding NV	2,479	149,651
Heineken NV	5,665	389,083
Kirin Holdings Co., Ltd.	21,000	287,110
Molson Coors Brewing Co. – Class B	5,100	248,829
Monster Beverage Corp.(a)	4,710	270,307
PepsiCo, Inc.	50,400	4,018,392
Pernod-Ricard SA	5,249	608,928
Remy Cointreau SA	627	65,910
SABMiller PLC	23,600	1,124,879
Suntory Beverage & Food Ltd.(a)	2,677	95,836
Treasury Wine Estates Ltd.	15,880	66,892

		18,198,221

Food & Staples Retailing – 1.1%
Aeon Co., Ltd.(b)	14,800	201,658
Carrefour SA	14,962	468,463
Casino Guichard Perrachon SA	1,416	134,025
Colruyt SA	1,865	103,244
Costco Wholesale Corp.	14,200	1,588,554
CVS Caremark Corp.	40,200	2,333,610
Delhaize Group SA	2,505	160,017
Distribuidora Internacional de Alimentacion SA	15,033	118,829
FamilyMart Co., Ltd.	1,500	62,940

454	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

J Sainsbury PLC	30,110	$179,506
Jeronimo Martins SGPS SA	6,199	120,434
Kesko Oyj	1,563	47,092
Koninklijke Ahold NV	24,730	393,979
Kroger Co. (The)	16,900	618,540
Lawson, Inc.(b)	1,600	120,161
Metcash Ltd.	21,249	61,308
Metro AG	3,188	116,818
Olam International Ltd.	36,000	40,377
Safeway, Inc.	7,800	202,020
Seven & I Holdings Co., Ltd.	18,600	636,785
Sysco Corp.	19,100	611,582
Tesco PLC	198,373	1,127,344
Wal-Mart Stores, Inc.	54,700	3,992,006
Walgreen Co.	28,100	1,350,767
Wesfarmers Ltd.	24,879	897,193
Whole Foods Market, Inc.	11,200	590,800
WM Morrison Supermarkets PLC	54,362	244,584
Woolworths Ltd.	30,609	969,579

		17,492,215

Food Products – 1.2%
Ajinomoto Co., Inc.	15,000	191,837
Archer-Daniels-Midland Co.	21,500	757,015
Aryzta AG(a)	2,145	136,903
Associated British Foods PLC	8,760	250,613
Barry Callebaut AG(a)	49	46,106
Calbee, Inc.	453	44,121
Campbell Soup Co.	5,800	250,444
ConAgra Foods, Inc.	13,500	456,570
Danone SA	14,061	1,046,987
DE Master Blenders 1753 NV(a)	12,453	203,427
General Mills, Inc.	21,100	1,040,652
Golden Agri-Resources Ltd.	181,000	79,254
Hershey Co. (The)	4,900	450,555
Hormel Foods Corp.	4,400	182,292
JM Smucker Co. (The)	3,500	371,490
Kellogg Co.	8,200	497,822
Kerry Group PLC – Class A	3,671	231,575
Kikkoman Corp.	4,000	67,948
Kraft Foods Group, Inc.	19,300	999,161
Lindt & Spruengli AG	22	87,950
Lindt & Spruengli AG (REG)	3	138,798
McCormick & Co., Inc./MD	4,300	290,895
Mead Johnson Nutrition Co. – Class A	6,600	495,198
MEIJI Holdings Co., Ltd.	1,500	77,387
Mondelez International, Inc. – Class A	58,100	1,781,927

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	455

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	79,422	$5,197,709
Nippon Meat Packers, Inc.	4,000	55,935
Nisshin Seifun Group, Inc.	4,500	50,487
Nissin Foods Holdings Co., Ltd.	1,500	59,061
Orkla ASA	18,384	132,508
Suedzucker AG	2,002	64,639
Tate & Lyle PLC	11,456	142,897
Toyo Suisan Kaisha Ltd.	2,000	60,001
Tyson Foods, Inc. – Class A	9,200	266,340
Unilever NV	40,177	1,511,685
Unilever PLC	31,677	1,207,836
Wilmar International Ltd.	47,000	115,824
Yakult Honsha Co., Ltd.	2,200	92,846
Yamazaki Baking Co., Ltd.	2,000	21,403

		19,156,098

Household Products – 0.8%
Clorox Co. (The)	4,300	355,610
Colgate-Palmolive Co.	28,800	1,663,776
Henkel AG & Co. KGaA	3,194	259,770
Henkel AG & Co. KGaA (Preference Shares)	4,433	429,594
Kimberly-Clark Corp.	12,700	1,187,196
Procter & Gamble Co. (The)	89,300	6,955,577
Reckitt Benckiser Group PLC	15,924	1,082,182
Svenska Cellulosa AB – Class B	14,432	352,447
Unicharm Corp.	2,800	144,726

		12,430,878

Personal Products – 0.2%
Avon Products, Inc.	14,100	278,757
Beiersdorf AG	2,478	213,500
Estee Lauder Cos., Inc. (The) – Class A	7,800	509,808
Kao Corp.	13,000	378,372
L’Oreal SA	5,960	995,038
Shiseido Co., Ltd.	8,900	140,660

		2,516,135

Tobacco – 0.7%
Altria Group, Inc.	65,600	2,222,528
British American Tobacco PLC	47,529	2,403,286
Imperial Tobacco Group PLC	24,153	798,598
Japan Tobacco, Inc.	27,091	914,995
Lorillard, Inc.	12,400	524,520
Philip Morris International, Inc.	53,900	4,497,416
Reynolds American, Inc.	10,500	500,115
Swedish Match AB	5,065	176,788

		12,038,246

		81,831,793

456	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.5%
Energy Equipment & Services – 0.7%
Aker Solutions ASA	4,042	$61,269
AMEC PLC	7,306	117,719
Baker Hughes, Inc.	14,400	669,456
Cameron International Corp.(a)	8,100	459,999
Cie Generale de Geophysique-Veritas(a)	3,901	92,538
Diamond Offshore Drilling, Inc.	2,300	147,269
Ensco PLC – Class A	7,600	422,256
FMC Technologies, Inc.(a)	7,700	412,951
Fugro NV	1,787	109,802
Halliburton Co.	30,400	1,459,200
Helmerich & Payne, Inc.	3,500	220,640
Nabors Industries Ltd.	9,500	146,300
National Oilwell Varco, Inc.	13,900	1,032,770
Noble Corp.	8,200	305,040
Petrofac Ltd.	6,378	136,904
Rowan Cos., PLC(a)	4,000	141,680
Saipem SpA	6,510	144,914
Schlumberger Ltd.	43,400	3,512,796
Seadrill Ltd.	9,246	425,305
Subsea 7 SA	6,498	133,158
Technip SA	2,545	295,877
Tenaris SA	11,611	257,200
Transocean Ltd.	8,918	404,416
WorleyParsons Ltd.	5,061	98,596

		11,208,055

Oil, Gas & Consumable Fuels – 3.8%
Anadarko Petroleum Corp.	16,400	1,499,288
Apache Corp.	12,800	1,096,704
BG Group PLC	83,798	1,594,518
BP PLC	472,009	3,263,856
Cabot Oil & Gas Corp.	13,800	539,994
Caltex Australia Ltd.	3,319	55,730
Chesapeake Energy Corp.	17,000	438,770
Chevron Corp.	63,500	7,647,305
ConocoPhillips	39,900	2,645,370
Consol Energy, Inc.	7,400	231,102
Cosmo Oil Co., Ltd.(a)	13,000	26,737
Delek Group Ltd.	112	31,086
Denbury Resources, Inc.(a)	12,200	210,938
Devon Energy Corp.	12,300	702,207
ENI SpA	62,769	1,429,738
EOG Resources, Inc.	8,900	1,397,745
EQT Corp.	4,900	420,028
Exxon Mobil Corp.	146,403	12,760,486

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	457

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Galp Energia SGPS SA	6,623	$111,474
Hess Corp.	9,700	726,045
Idemitsu Kosan Co., Ltd.	600	49,750
Inpex Corp.	55	248,005
Japan Petroleum Exploration Co.	700	31,092
JX Holdings, Inc.	55,000	288,987
Kinder Morgan, Inc./DE	20,635	782,686
Lundin Petroleum AB(a)	5,472	117,415
Marathon Oil Corp.	23,100	795,333
Marathon Petroleum Corp.	10,800	783,108
Murphy Oil Corp.	5,900	397,778
Neste Oil Oyj	3,152	57,807
Newfield Exploration Co.(a)	4,400	104,808
Noble Energy, Inc.	11,800	724,874
Occidental Petroleum Corp.	26,300	2,319,923
OMV AG	3,621	167,113
Origin Energy Ltd.	26,789	314,063
Peabody Energy Corp.	8,800	151,360
Phillips 66	20,300	1,159,130
Pioneer Natural Resources Co.	4,300	752,371
QEP Resources, Inc.	5,800	158,456
Range Resources Corp.	5,300	397,394
Repsol SA	20,530	476,414
Royal Dutch Shell PLC – Class A	92,908	3,004,828
Royal Dutch Shell PLC – Class B	64,381	2,166,935
Santos Ltd.	23,480	310,150
Showa Shell Sekiyu KK	4,600	45,469
Southwestern Energy Co.(a)	11,400	435,480
Spectra Energy Corp.	21,800	721,798
Statoil ASA	27,441	602,036
Tesoro Corp.	4,500	207,405
TonenGeneral Sekiyu KK	7,000	63,432
Total SA	52,442	2,904,023
Tullow Oil PLC	22,290	348,109
Valero Energy Corp.	18,000	639,540
Whitehaven Coal Ltd.(b)	13,737	24,137
Williams Cos., Inc. (The)	22,200	804,528
Woodside Petroleum Ltd.	16,207	548,495
WPX Energy, Inc.(a)	6,500	121,290

		60,054,643

		71,262,698

Materials – 2.5%
Chemicals – 1.4%
Air Liquide SA	7,718	1,014,760
Air Products & Chemicals, Inc.	6,800	694,552
Air Water, Inc.	4,000	53,444
Airgas, Inc.	2,200	223,630

458	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Akzo Nobel NV	5,857	$344,598
Arkema SA	1,582	159,848
Asahi Kasei Corp.	31,000	226,864
BASF SE	22,635	1,979,823
CF Industries Holdings, Inc.	2,100	399,714
Croda International PLC	3,327	133,992
Daicel Corp.	7,000	60,292
Dow Chemical Co. (The)	39,300	1,469,820
Eastman Chemical Co.	5,000	380,000
Ecolab, Inc.	8,700	794,745
EI du Pont de Nemours & Co.	30,500	1,726,910
EMS-Chemie Holding AG	219	70,074
FMC Corp.	4,500	299,745
Fuchs Petrolub SE (Preference Shares)	874	70,732
Givaudan SA(a)	208	279,933
Hitachi Chemical Co., Ltd.	2,600	42,737
Incitec Pivot Ltd.	38,543	88,364
International Flavors & Fragrances, Inc.	2,700	213,327
Israel Chemicals Ltd.	10,949	75,778
Israel Corp., Ltd. (The)(a)	67	28,306
Johnson Matthey PLC	5,039	222,035
JSR Corp.	4,400	76,386
K&S AG(b)	4,236	103,113
Kaneka Corp.	6,000	38,217
Kansai Paint Co., Ltd.	5,000	57,685
Koninklijke DSM NV	3,792	279,802
Kuraray Co., Ltd.	8,500	93,791
Lanxess AG	2,046	131,939
Linde AG	4,575	879,283
LyondellBasell Industries NV – Class A	12,410	870,561
Mitsubishi Chemical Holdings Corp.	33,000	154,525
Mitsubishi Gas Chemical Co., Inc.	9,000	72,065
Mitsui Chemicals, Inc.	20,000	52,855
Monsanto Co.	17,500	1,713,075
Mosaic Co. (The)	9,000	374,850
Nitto Denko Corp.	4,100	216,830
Orica Ltd.	8,975	149,243
PPG Industries, Inc.	4,700	734,187
Praxair, Inc.	9,700	1,138,780
Sherwin-Williams Co. (The)	2,800	482,720
Shin-Etsu Chemical Co., Ltd.	10,100	604,413
Showa Denko KK	36,000	45,192
Sigma-Aldrich Corp.	3,900	321,633
Sika AG	53	144,972
Solvay SA	1,492	207,908
Sumitomo Chemical Co., Ltd.	36,000	129,810
Syngenta AG	2,298	899,887
Taiyo Nippon Sanso Corp.	5,000	32,565

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	459

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Teijin Ltd.	23,000	$50,190
Toray Industries, Inc.	36,000	219,940
Ube Industries Ltd./Japan	24,000	42,249
Umicore SA(b)	2,803	129,790
Yara International ASA	4,597	181,708

		21,684,187

Construction Materials – 0.1%
Boral Ltd.(b)	18,874	70,140
CRH PLC(b)	17,992	380,333
Fletcher Building Ltd.	16,790	113,369
HeidelbergCement AG	3,458	239,829
Holcim Ltd.(a)	5,695	386,180
Imerys SA	829	53,982
James Hardie Industries PLC	10,751	93,341
Lafarge SA	4,591	280,081
Taiheiyo Cement Corp.	28,000	104,348
Vulcan Materials Co.	4,200	200,760

		1,922,363

Containers & Packaging – 0.1%
Amcor Ltd./Australia	29,670	274,493
Avery Dennison Corp.	3,200	136,832
Ball Corp.	4,800	213,216
Bemis Co., Inc.	3,300	131,307
MeadWestvaco Corp.	5,700	204,345
Owens-Illinois, Inc.(a)	5,300	150,467
Rexam PLC	19,413	146,836
Sealed Air Corp.	6,300	178,920
Toyo Seikan Group Holdings Ltd.	4,000	67,226

		1,503,642

Metals & Mining – 0.8%
Alcoa, Inc.	34,900	268,730
Allegheny Technologies, Inc.	3,500	93,485
Alumina Ltd.(a)	62,201	55,222
Anglo American PLC	34,392	788,979
Antofagasta PLC	9,696	128,482
ArcelorMittal (Euronext Amsterdam)	24,609	314,839
BHP Billiton Ltd.	79,114	2,501,880
BHP Billiton PLC	52,104	1,515,465
Boliden AB	6,725	98,138
Cliffs Natural Resources, Inc.(b)	4,900	102,263
Daido Steel Co., Ltd.	6,000	31,746
Fortescue Metals Group Ltd.(b)	38,343	145,838
Freeport-McMoRan Copper & Gold, Inc.	31,000	936,820
Fresnillo PLC	4,409	88,987
Glencore Xstrata PLC(a)	246,144	1,164,923
Hitachi Metals Ltd.	4,000	47,659

460	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iluka Resources Ltd.	10,295	$97,457
JFE Holdings, Inc.	12,100	265,407
Kobe Steel Ltd.(a)	61,000	96,557
Maruichi Steel Tube Ltd.	1,200	27,666
Mitsubishi Materials Corp.	27,000	104,946
Newcrest Mining Ltd.	18,810	220,994
Newmont Mining Corp.	16,200	514,674
Nippon Steel & Sumitomo Metal Corp.	187,000	528,208
Norsk Hydro ASA(b)	21,853	87,832
Nucor Corp.	10,300	468,547
Randgold Resources Ltd.	2,207	175,094
Rio Tinto Ltd.	10,810	556,562
Rio Tinto PLC	31,297	1,413,052
Sumitomo Metal Mining Co., Ltd.	13,000	173,697
ThyssenKrupp AG(a)	9,488	199,426
United States Steel Corp.(b)	4,700	84,130
Vedanta Resources PLC	2,297	41,378
Voestalpine AG	2,851	121,844
Yamato Kogyo Co., Ltd.	1,100	35,737

		13,496,664

Paper & Forest Products – 0.1%
International Paper Co.	14,400	679,824
OJI Holdings Corp.	19,000	75,715
Stora Enso Oyj – Class R	13,552	104,550
UPM-Kymmene Oyj	12,928	155,658

		1,015,747

		39,622,603

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	179,434	6,070,252
Belgacom SA	3,740	89,532
Bezeq The Israeli Telecommunication Corp., Ltd.	46,978	76,571
BT Group PLC	194,105	977,613
CenturyLink, Inc.	20,400	675,648
Deutsche Telekom AG	69,064	884,187
Elisa Oyj	3,485	73,135
Frontier Communications Corp.(b)	32,600	141,158
Hellenic Telecommunications Organization SA(a)	6,035	54,423
HKT Trust/HKT Ltd.(b)	55,100	51,907
Iliad SA	586	140,569
Inmarsat PLC	11,021	118,753
Koninklijke KPN NV(a)	79,326	231,699
Nippon Telegraph & Telephone Corp.	10,800	547,902
Orange SA	45,592	462,810

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	461

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PCCW Ltd.	98,000	$44,417
Portugal Telecom SGPS SA(b)	14,326	54,077
Singapore Telecommunications Ltd.	196,000	541,206
Swisscom AG	585	264,837
TDC A/S	18,286	149,320
Telecom Corp. of New Zealand Ltd.	43,956	77,088
Telecom Italia SpA (ordinary shares)	247,826	172,606
Telecom Italia SpA (savings shares)	141,900	78,452
Telefonica Deutschland Holding AG	6,877	48,037
Telefonica SA(a)	100,876	1,371,360
Telekom Austria AG	5,446	39,167
Telenor ASA	17,224	357,368
TeliaSonera AB	58,653	419,950
Telstra Corp., Ltd.	107,258	466,721
Verizon Communications, Inc.	93,400	4,425,292
Vivendi SA	29,337	595,091
Windstream Corp.(b)	19,200	154,944
Ziggo NV	4,187	165,940

		20,022,032

Wireless Telecommunication Services – 0.4%
KDDI Corp.	13,258	630,264
Millicom International Cellular SA	1,556	126,110
NTT DoCoMo, Inc.	377	602,683
Softbank Corp.	23,400	1,459,836
StarHub Ltd.	14,000	45,977
Tele2 AB	7,814	98,126
Vodafone Group PLC	1,204,763	3,881,163

		6,844,159

		26,866,191

Equity:Other – 1.7%
Diversified/Specialty – 1.1%
Activia Properties, Inc.(b)	6	41,208
Aedifica	700	44,639
Affine SA	450	8,267
Alexander’s, Inc.	190	52,047
Alexandria Real Estate Equities, Inc.	5,560	342,885
American Assets Trust, Inc.	2,650	78,467
ANF Immobilier	550	15,403
Artis Real Estate Investment Trust	9,850	126,714
Azrieli Group	2,850	84,187
Beni Stabili SpA	64,700	39,815
BioMed Realty Trust, Inc.	15,050	277,071
CA Immobilien Anlagen AG(a)	5,719	73,457
Campus Crest Communities, Inc.	5,050	53,429
Canadian Real Estate Investment Trust	5,300	205,348
CapLease, Inc.	6,950	59,145

462	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cheung Kong Holdings Ltd.	34,000	$484,590
Cofinimmo	1,220	135,354
Conwert Immobilien Invest SE(a)	4,744	51,081
Country Garden Holdings Co., Ltd.	286,249	179,704
Crown Castle International Corp.(a)	9,590	665,738
Daejan Holdings PLC	405	25,168
Dexus Property Group	468,707	427,200
DIC Asset AG	1,750	17,145
Digital Realty Trust, Inc.(b)	10,110	562,116
Duke Realty Corp.	25,210	367,814
Dundee Real Estate Investment Trust	8,200	227,324
DuPont Fabros Technology, Inc.	5,040	114,862
Eurobank Properties Real Estate Investment Co.(a)	2,050	17,665
F&C Commercial Property Trust Ltd.	38,883	69,898
Fastighets AB Balder(a)	7,100	54,873
Fonciere Des Regions	3,183	245,980
Forest City Enterprises, Inc.(a)	10,410	186,339
Granite Real Estate Investment Trust	3,700	124,703
H&R Real Estate Investment Trust	20,156	392,480
Hamborner REIT AG	3,550	33,040
Hang Lung Properties Ltd.	230,150	716,814
Helical Bar PLC	7,750	32,187
Hulic Co., Ltd.(b)	29,764	364,825
Hysan Development Co., Ltd.	63,800	276,480
Investors Real Estate Trust	7,860	64,059
Iron Mountain, Inc.	5,464	140,971
Kiwi Income Property Trust	77,650	69,243
Klovern AB	6,390	25,563
Kungsleden AB	10,700	70,878
Lend Lease Group	13,380	113,536
Lexington Realty Trust	16,630	194,904
Londonmetric Property PLC	45,827	76,678
Mapletree Commercial Trust	100,400	88,273
Mitsubishi Estate Co., Ltd.	130,240	3,364,617
Mobimo Holding AG(a)	500	103,713
Morguard Real Estate Investment Trust	2,750	41,173
Mucklow A & J Group PLC	3,600	25,161
New World China Land Ltd.	203,550	92,653
New World Development Co., Ltd.	386,550	539,313
Nieuwe Steen Investments NV	4,274	28,845
Nomura Real Estate Master Fund, Inc.	100	92,275
Premier Investment Corp.	6	22,557
Quintain Estates & Development PLC(a)	35,712	48,840
Schroder Real Estate Investment Trust Ltd.	27,913	19,675
Shui On Land Ltd.	237,400	73,690
Silver Bay Realty Trust Corp.(b)	2,900	45,733
Soho China Ltd.(b)	120,850	102,547

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	463

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Spirit Realty Capital, Inc.	27,576	$240,187
Sponda Oyj	18,910	93,901
ST Modwen Properties PLC	12,973	60,242
Suntec Real Estate Investment Trust	161,050	191,358
Swire Pacific Ltd. – Class A	16,500	188,669
Swire Properties Ltd.	120,550	336,524
TAG Immobilien AG	9,720	113,541
Tokyu Land Corp.	43,820	403,568
Tokyu REIT, Inc.	4	20,330
Top REIT, Inc.	5	21,069
Unite Group PLC	13,823	76,691
United Urban Investment Corp.	222	285,695
UOL Group Ltd.	53,700	268,549
Vornado Realty Trust	18,670	1,517,871
Wallenstam AB	8,000	103,616
Washington Real Estate Investment Trust	5,140	125,210
Wereldhave Belgium NV	150	16,258
Wereldhave NV	1,720	114,560
Weyerhaeuser Co.	17,800	487,364
Wheelock & Co., Ltd.	22,000	112,210
Wihlborgs Fastigheter AB	5,220	81,184
Winthrop Realty Trust	2,250	26,730
WP Carey, Inc.	4,550	299,072

		17,904,758

Health Care – 0.5%
Chartwell Retirement Residences	13,350	122,055
Extendicare, Inc./US(b)	6,750	42,039
HCP, Inc.	50,360	2,051,163
Health Care REIT, Inc.	30,820	1,893,581
Healthcare Realty Trust, Inc.	7,100	159,679
LTC Properties, Inc.	2,700	95,661
Medical Properties Trust, Inc.	11,730	135,482
National Health Investors, Inc.	1,950	107,055
Omega Healthcare Investors, Inc.	9,090	258,156
Primary Health Properties PLC	7,345	38,587
Sabra Health Care REIT, Inc.	2,900	64,119
Senior Housing Properties Trust	14,730	335,107
Universal Health Realty Income Trust	1,010	40,511
Ventas, Inc.	32,590	2,029,053

		7,372,248

Triple Net – 0.1%
Agree Realty Corp.	1,050	28,455
EPR Properties	3,710	181,716
Getty Realty Corp.	1,950	35,607
National Retail Properties, Inc.	9,150	280,265
Realty Income Corp.(b)	15,417	608,971

		1,135,014

		26,412,020

464	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.6%
Electric Utilities – 0.8%
Acciona SA(b)	633	$32,329
American Electric Power Co., Inc.	15,800	676,240
Cheung Kong Infrastructure Holdings Ltd.	15,000	101,291
Chubu Electric Power Co., Inc.	15,800	196,543
Chugoku Electric Power Co., Inc. (The)	7,300	100,531
CLP Holdings Ltd.	43,500	348,076
Contact Energy Ltd.	7,917	32,397
Duke Energy Corp.	23,058	1,512,605
Edison International	10,600	486,434
EDP – Energias de Portugal SA	49,429	174,689
Electricite de France SA	5,910	165,549
Enel SpA	162,112	534,520
Entergy Corp.	5,800	366,734
Exelon Corp.	27,882	850,122
FirstEnergy Corp.	13,600	509,592
Fortum Oyj	10,922	217,380
Hokkaido Electric Power Co., Inc.(a)	4,500	52,570
Hokuriku Electric Power Co.	4,100	54,023
Iberdrola SA	116,021	614,860
Kansai Electric Power Co., Inc. (The)(a)	17,300	193,000
Kyushu Electric Power Co., Inc.(a)	10,500	135,687
NextEra Energy, Inc.	13,900	1,117,004
Northeast Utilities	10,200	417,894
Pepco Holdings, Inc.	8,100	153,414
Pinnacle West Capital Corp.	3,600	195,372
Power Assets Holdings Ltd.	34,000	292,844
PPL Corp.	19,000	583,300
Red Electrica Corp. SA	2,661	138,051
Shikoku Electric Power Co., Inc.(a)	4,400	68,273
Southern Co. (The)	28,400	1,182,008
SP AusNet(b)	40,947	41,997
SSE PLC	23,604	571,879
Terna Rete Elettrica Nazionale SpA	37,127	158,416
Tohoku Electric Power Co., Inc.(a)	11,100	120,976
Tokyo Electric Power Co., Inc.(a)	35,600	179,184
Verbund AG	1,674	32,236
Xcel Energy, Inc.	15,900	443,928

		13,051,948

Gas Utilities – 0.1%
AGL Resources, Inc.	3,800	167,010
APA Group	20,299	107,948
Enagas SA	4,686	106,450
Gas Natural SDG SA	8,534	167,093
Hong Kong & China Gas Co., Ltd.	140,800	326,220
ONEOK, Inc.	6,700	344,648
Osaka Gas Co., Ltd.	46,000	185,282

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	465

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Snam SpA	49,970	$233,756
Toho Gas Co., Ltd.	10,000	49,726
Tokyo Gas Co., Ltd.	60,000	310,517

		1,998,650

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	20,200	256,742
Electric Power Development Co., Ltd.	2,900	89,060
Enel Green Power SpA	43,099	90,929
NRG Energy, Inc.	10,500	275,625

		712,356

Multi-Utilities – 0.6%
AGL Energy Ltd.(b)	13,328	186,129
Ameren Corp.	7,900	267,099
CenterPoint Energy, Inc.	13,900	318,727
Centrica PLC	127,468	762,911
CMS Energy Corp.	8,600	228,158
Consolidated Edison, Inc.	9,600	539,808
Dominion Resources, Inc./VA	18,800	1,096,980
DTE Energy Co.	5,600	374,472
E.ON SE	44,281	700,718
GDF Suez	32,683	709,118
Integrys Energy Group, Inc.	2,500	139,800
National Grid PLC	90,256	1,039,064
NiSource, Inc.	10,100	295,526
PG&E Corp.	14,300	591,448
Public Service Enterprise Group, Inc.	16,500	534,930
RWE AG	12,033	330,486
RWE AG (Preference Shares)	959	26,052
SCANA Corp.	4,500	216,540
Sempra Energy	7,400	624,708
Suez Environnement Co.	6,900	102,830
TECO Energy, Inc.	6,600	109,098
United Utilities Group PLC	16,764	176,268
Veolia Environnement SA	8,305	128,303
Wisconsin Energy Corp.	7,400	303,696

		9,802,869

Water Utilities – 0.0%
Severn Trent PLC	5,857	153,080

		25,718,903

Retail – 0.9%
Regional Mall – 0.4%
CBL & Associates Properties, Inc.	12,890	247,488
General Growth Properties, Inc.	43,250	829,535
Glimcher Realty Trust	11,130	110,187
Pennsylvania Real Estate Investment Trust	5,010	92,935

466	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rouse Properties, Inc.(b)	1,750	$32,445
Simon Property Group, Inc.	34,420	5,012,585
Taubman Centers, Inc.	5,000	337,050

		6,662,225

Shopping Center/Other Retail – 0.5%
Acadia Realty Trust	4,310	100,552
BWP Trust(b)	42,210	86,360
Calloway Real Estate Investment Trust	7,950	183,787
Capital & Counties Properties PLC	51,415	253,009
Cedar Realty Trust, Inc.	5,600	27,328
Charter Hall Retail REIT	25,826	84,350
Citycon Oyj	17,980	56,108
Crombie Real Estate Investment Trust	4,150	50,274
DDR Corp.	19,820	307,606
Deutsche Euroshop AG	3,615	147,478
Development Securities PLC	9,563	28,226
Equity One, Inc.	4,630	98,434
Eurocommercial Properties NV	2,690	100,422
Excel Trust, Inc.	3,550	41,393
Federal Realty Investment Trust	5,080	494,335
Federation Centres Ltd.	134,910	272,993
First Capital Realty, Inc.	6,480	103,417
Fortune Real Estate Investment Trust(b)	93,300	76,016
Frontier Real Estate Investment Corp.	7	59,230
Immobiliare Grande Distribuzione	10,924	11,290
Inland Real Estate Corp.	6,700	65,727
Intu Properties PLC	68,977	326,918
Japan Retail Fund Investment Corp.	215	394,372
Kimco Realty Corp.	45,130	903,954
Kite Realty Group Trust	7,250	41,833
Mercialys SA	3,240	62,618
Ramco-Gershenson Properties Trust	4,630	67,042
Regency Centers Corp.	7,220	343,311
Retail Opportunity Investments Corp.	5,200	67,288
RioCan Real Estate Investment Trust (Toronto)	23,250	519,831
Saul Centers, Inc.	990	42,976
Shaftesbury PLC	19,633	180,801
Tanger Factory Outlet Centers	7,340	226,439
Unibail-Rodamco SE	5,267	1,182,595
Urstadt Biddle Properties, Inc. – Class A	1,800	35,154
Vastned Retail NV	1,460	60,739
Weingarten Realty Investors	8,520	244,609

		7,348,815

		14,011,040

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	467

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 0.8%
Multi-Family – 0.6%
Advance Residence Investment Corp.	86	$174,360
Agile Property Holdings Ltd.	98,200	104,432
Apartment Investment & Management Co. – Class A	16,140	444,334
Associated Estates Realty Corp.	3,950	54,392
AvalonBay Communities, Inc.	13,900	1,722,210
Boardwalk Real Estate Investment Trust	3,150	167,862
BRE Properties, Inc.	6,020	288,900
Camden Property Trust	6,650	410,903
Canadian Apartment Properties REIT	7,950	155,483
Colonial Properties Trust	6,300	139,167
Daiwahouse Residential Investment Corp.(b)	10	36,716
Deutsche Wohnen AG	12,600	220,780
Equity Lifestyle Properties, Inc.	5,880	204,330
Equity Residential	38,500	1,997,765
Essex Property Trust, Inc.	2,980	427,064
GAGFAH SA(a)	6,100	74,528
Grainger PLC	32,215	85,862
GSW Immobilien AG	3,950	172,104
Home Properties, Inc.	4,100	236,570
Killam Properties, Inc.(b)	4,000	38,432
LEG Immobilien AG(a)	2,100	112,934
Mid-America Apartment Communities, Inc.	3,330	205,328
Nippon Accommodations Fund, Inc.	17	110,822
Northern Property Real Estate Investment Trust	2,500	62,470
Persimmon PLC(a)	7,461	127,166
Post Properties, Inc.	4,250	192,227
Shimao Property Holdings Ltd.	108,850	275,208
Stockland	234,967	777,164
Sun Communities, Inc.	2,690	115,589
UDR, Inc.	19,630	443,442
Wing Tai Holdings Ltd.	34,925	57,580
Yanlord Land Group Ltd.(b)	51,988	47,556

		9,683,680

Self Storage – 0.2%
Big Yellow Group PLC	10,054	63,126
CubeSmart	10,430	173,660
Extra Space Storage, Inc.	8,200	338,086
Public Storage	15,920	2,430,506
Safestore Holdings PLC	14,650	30,819
Sovran Self Storage, Inc.	2,480	164,350

		3,200,547

468	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Student Housing – 0.0%
American Campus Communities, Inc.	8,220	$273,808
Education Realty Trust, Inc.	8,830	75,850

		349,658

		13,233,885

Office – 0.6%
Office – 0.6%
Allied Properties Real Estate Investment Trust	5,350	158,778
Allreal Holding AG(a)	730	100,032
Alstria Office REIT-AG(a)	5,320	62,859
Befimmo	1,220	79,655
Boston Properties, Inc.	16,900	1,732,250
Brandywine Realty Trust	12,300	157,686
Brookfield Office Properties, Inc.(b)	19,650	314,348
CapitaCommercial Trust	199,350	211,027
Castellum AB	12,860	175,825
Champion REIT	200,350	89,694
Cominar Real Estate Investment Trust	9,805	173,610
Commonwealth Property Office Fund	184,240	188,236
CommonWealth REIT	9,280	227,824
Corporate Office Properties Trust	6,300	143,514
Cousins Properties, Inc.	8,564	85,040
Derwent London PLC	7,220	259,021
Douglas Emmett, Inc.	10,390	240,009
Dundee International Real Estate Investment Trust	7,300	61,752
Fabege AB	10,190	106,030
First Potomac Realty Trust	4,500	55,980
Franklin Street Properties Corp.	6,920	84,286
Government Properties Income Trust	4,270	99,833
Great Portland Estates PLC	26,981	223,032
Highwoods Properties, Inc.	6,330	213,827
Hongkong Land Holdings Ltd.	92,200	594,207
Hudson Pacific Properties, Inc.	3,300	65,835
Hufvudstaden AB – Class A	8,730	106,303
Intervest Offices & Warehouses	500	11,994
Investa Office Fund	44,833	116,959
IVG Immobilien AG(a)(b)	11,400	1,055
Japan Excellent, Inc.	6	31,846
Japan Prime Realty Investment Corp.	82	234,716
Kenedix Realty Investment Corp. – Class A	9	33,844
Keppel REIT(b)	105,750	99,176
Kilroy Realty Corp.	5,920	288,837
Liberty Property Trust	9,430	326,278
Mack-Cali Realty Corp.	6,870	148,392
Mori Hills REIT Investment Corp.(b)	7	38,913

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	469

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mori Trust Sogo Reit, Inc.(b)	6	$49,860
Nomura Real Estate Office Fund, Inc.	31	132,375
NorthWest Healthcare Properties Real Estate Investment Trust	2,350	24,140
Norwegian Property ASA	40,900	53,812
Orix JREIT, Inc.	95	100,070
Parkway Properties, Inc./MD	3,400	55,590
Piedmont Office Realty Trust, Inc. – Class A(b)	13,250	227,635
Prime Office REIT-AG(a)	3,050	11,766
PS Business Parks, Inc.	1,440	104,645
PSP Swiss Property AG(a)	3,130	268,698
SL Green Realty Corp.	7,230	630,384
Societe de la Tour Eiffel	400	24,262
Swiss Prime Site AG(a)	5,718	419,900
Technopolis Oyj	5,350	31,819
Tokyo Tatemono Co., Ltd.	43,460	367,103
Workspace Group PLC	8,197	56,164

		9,900,726

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,210	48,541
CDL Hospitality Trusts(b)	49,338	60,205
Chesapeake Lodging Trust	3,800	83,638
DiamondRock Hospitality Co.	15,320	148,451
FelCor Lodging Trust, Inc.(a)	9,740	53,667
Hersha Hospitality Trust	13,190	69,116
Hospitality Properties Trust	10,960	296,139
Host Hotels & Resorts, Inc.	82,160	1,399,185
InnVest Real Estate Investment Trust	6,650	25,443
InterContinental Hotels Group PLC	6,687	187,273
LaSalle Hotel Properties	7,500	198,975
Pebblebrook Hotel Trust	4,800	122,880
RLJ Lodging Trust	9,600	220,608
Strategic Hotels & Resorts, Inc.(a)	13,150	106,647
Sunstone Hotel Investors, Inc.(a)	12,780	153,743
Wyndham Worldwide Corp.	4,500	267,120

		3,441,631

Total Common Stocks (cost $736,060,358)		840,436,836

INVESTMENT COMPANIES – 4.1%
Funds and Investment Trusts – 4.1%
F&C UK Real Estate Investment Ltd.	16,310	19,020
iShares International Developed Real Estate ETF	2,408	75,081
iShares MSCI Emerging Markets ETF(b)	1,725,540	65,639,542

470	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iShares US Real Estate ETF(b)	1,092	$67,966
Medicx Fund Ltd.	20,400	25,449
Picton Property Income Ltd.	27,034	21,157
Standard Life Investment Property Income Trust PLC	11,100	11,112
UK Commercial Property Trust Ltd./fund	31,949	37,653

Total Investment Companies (cost $71,222,698)		65,896,980

RIGHTS – 0.0%
Industrials – 0.0%
Machinery – 0.0%
Fiat Industrial, expiring 9/10/13(a)	21,042	11

Retail – 0.0%
Shopping Center/Other Retail – 0.0%
BWP Trust Non Ren, expiring 8/30/13(a)(c)	6,830	– 0	–

Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(a)(c)	2,644	– 0	–

Total Rights (cost $0)		11

SHORT-TERM INVESTMENTS – 41.8%
Investment Companies – 41.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%*(d) (cost $661,328,470)	661,328,470	661,328,470

	Principal Amount (000)
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 11/21/13(e) (cost $2,999,798)	$3,000	2,999,798

Total Short-Term Investments (cost $664,328,268)		664,328,268

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $1,471,611,324)		1,570,662,095

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	471

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves — Class I, 0.07%(d) (cost $7,214,237)	7,214,237	$7,214,237

Total Investments – 99.2% (cost $1,478,825,561)		1,577,876,332
Other assets less liabilities – 0.8%		12,078,295

Net Assets – 100.0%		$1,589,954,627

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,008	September 2013	$36,329,725	$35,133,488	$1,196,237
FTSE 100 Index Futures	300	September 2013	29,791,441	29,105,121	686,320
Hang Seng Index Futures	63	September 2013	8,761,318	8,858,728	(97,410)
MSCI EAFE Mini Index Futures	22	September 2013	1,860,870	1,831,295	29,575
S&P 500 E Mini Index Futures	2,669	September 2013	217,696,985	216,299,149	1,397,836
S&P Mid Cap 400 E Mini Index Futures	915	September 2013	108,235,350	106,668,942	1,566,408
S&P TSX 60 Index Futures	352	September 2013	48,550,802	46,772,660	1,778,142
SPI 200 Futures	169	September 2013	19,246,047	18,147,493	1,098,554
TOPIX Index Futures	503	September 2013	56,480,878	55,753,191	727,687

					$8,383,349

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,913	CAD	3,001	9/17/13	$(64,559)
Barclays Bank PLC Wholesale	EUR	17,068	USD	22,590	9/17/13	30,991
Barclays Bank PLC Wholesale	USD	22,303	EUR	16,876	9/17/13	2,064
Barclays Bank PLC Wholesale	USD	34,876	JPY	3,438,885	9/17/13	150,522

472	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	17,783	USD	16,377	9/17/13	$562,811
BNP Paribas SA	CAD	1,652	USD	1,568	9/17/13	341
BNP Paribas SA	CHF	8,399	USD	8,960	9/17/13	(67,379)
BNP Paribas SA	JPY	11,323,451	USD	116,598	9/17/13	1,263,777
BNP Paribas SA	USD	37,939	AUD	41,119	9/17/13	(1,372,506)
BNP Paribas SA	USD	15,839	CHF	14,585	9/17/13	(162,210)
BNP Paribas SA	USD	58,821	JPY	5,701,480	9/17/13	(748,860)
BNP Paribas SA	AUD	1,840	USD	1,662	12/17/13	35,135
BNP Paribas SA	USD	3,197	CHF	2,932	12/17/13	(43,383)
BNP Paribas SA	USD	17,994	EUR	13,429	12/17/13	(238,279)
Citibank, NA	GBP	1,577	USD	2,472	9/17/13	28,043
Deutsche Bank AG London	AUD	2,315	USD	2,113	9/17/13	54,462
Deutsche Bank AG London	EUR	1,272	USD	1,646	9/17/13	(34,726)
Deutsche Bank AG London	USD	3,749	EUR	2,912	9/17/13	99,451
Deutsche Bank AG London	USD	4,113	GBP	2,743	9/17/13	137,715
Deutsche Bank AG London	USD	13,371	GBP	8,611	12/17/13	(36,323)
Goldman Sachs Capital Markets LP	CAD	8,869	USD	8,675	9/17/13	257,478
Goldman Sachs Capital Markets LP	EUR	6,381	USD	8,364	9/17/13	(69,535)
Goldman Sachs Capital Markets LP	USD	31,340	AUD	33,959	9/17/13	(1,140,397)
Goldman Sachs Capital Markets LP	USD	2,498	EUR	1,894	9/17/13	4,842
Goldman Sachs Capital Markets LP	USD	12,119	JPY	1,202,945	9/17/13	133,846
Goldman Sachs Capital Markets LP	USD	18,260	AUD	20,512	12/17/13	(125,231)
Goldman Sachs Capital Markets LP	USD	1,651	JPY	158,873	12/17/13	(32,167)
HSBC Bank USA	GBP	12,911	USD	19,979	9/17/13	(26,977)
HSBC Bank USA	USD	1,629	CAD	1,694	9/17/13	(21,029)
HSBC Bank USA	USD	31,858	GBP	20,523	9/17/13	(56,758)
JPMorgan Chase Bank, NA	EUR	8,484	USD	11,165	9/17/13	(48,433)
Royal Bank of Canada	CAD	2,356	USD	2,282	9/17/13	45,612
Royal Bank of Canada	USD	54,591	CAD	55,714	9/17/13	(1,714,623)
Royal Bank of Scotland PLC	EUR	4,339	USD	5,631	9/17/13	(104,185)
Royal Bank of Scotland PLC	GBP	11,699	USD	17,942	9/17/13	(186,124)
Royal Bank of Scotland PLC	JPY	1,289,378	USD	12,939	9/17/13	(193,588)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	473

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	7,703	CHF	7,216	9/17/13	$52,670
Royal Bank of Scotland PLC	USD	25,760	EUR	19,666	9/17/13	232,182
Royal Bank of Scotland PLC	USD	19,337	GBP	12,622	9/17/13	221,652
Royal Bank of Scotland PLC	USD	30,088	JPY	3,001,221	9/17/13	480,573
Royal Bank of Scotland PLC	USD	2,180	CAD	2,292	12/17/13	(9,229)
Royal Bank of Scotland PLC	USD	47,800	JPY	4,643,577	12/17/13	(479,646)
State Street Bank & Trust Co.	CAD	1,444	USD	1,374	9/17/13	3,683
State Street Bank & Trust Co.	CHF	1,540	USD	1,648	9/17/13	(6,947)
State Street Bank & Trust Co.	EUR	1,502	USD	1,999	9/17/13	13,599
UBS AG	AUD	82,280	USD	77,686	9/17/13	4,515,023
UBS AG	CHF	19,488	USD	21,024	9/17/13	77,035
UBS AG	USD	24,497	AUD	25,567	9/17/13	(1,760,694)
UBS AG	USD	12,608	CHF	11,921	9/17/13	204,856
UBS AG	USD	1,876	CAD	1,952	12/17/13	(27,223)
Westpac Banking Corp.	USD	1,656	AUD	1,733	9/17/13	(114,740)

						$(277,388)

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	1,094	0.19%	$5,207	10/15/13	Bank of America, NA	$(81,395)
Receive	Russell 2000 Total Return Index	10,376	0.19%	49,381	12/16/13	Bank of America, NA	(774,452)
Receive	Russell 2000 Total Return Index	2,284	0.19%	10,870	3/20/14	JPMorgan Chase Bank, NA	(202,783)
Receive	Russell 2000 Total Return Index	245	0.19%	1,166	4/18/14	JPMorgan Chase Bank, NA	(20,720)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	279	0.73%	998	8/20/14	UBS AG	(24,446)
Receive	MSCI Emerging Markets Index	162,739	0.64%	63,597	12/30/13	UBS AG	(2,016,887)
Receive	Russell 2000 Total Return Index	883	0.19%	4,202	10/18/13	UBS AG	(65,873)
Receive	Russell 2000 Total Return Index	528	0.19%	2,513	10/18/13	UBS AG	(39,477)
Receive	Russell 2000 Total Return Index	4,248	0.19%	20,217	2/21/14	UBS AG	(318,102)

							$(3,544,135)

474	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

*	To obtain a copy of the portfolio’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,509,897.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	475

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”)2:

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Retirement Strategies is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy pursues its investment objectives through investing in a combination of The

1	It should be noted that the information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Directors on August 6-8, 2013.

2	Future references to the Strategies do not include “AllianceBernstein.”

476	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The current shareholders of the Pooling Portfolios are the Retirement Strategies, the AllianceBernstein Wealth Strategies, the Rhode Island Higher Education Savings Trust, certain portfolios of Sanford C. Bernstein Fund, Inc. and other institutional clients. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b)

3

The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protection Securities Portfolio (formerly Inflation Protection Securities Portfolio), Volatility Management Portfolio and High Yield Portfolio.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	477

and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[5]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy[6]	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020, 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

The Adviser does not charge an investment advisory fee for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, which approximated to 0.04% for all of the Retirement Strategies except for 2000 Retirement Strategy, and 0.03% for 2000 Retirement Strategy, for the six month period ending February 28, 2013.

4	Jones v. Harris at 1427.

5

For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Multi-Asset Real Return Portfolio and all assets invested in Volatility Management Portfolio will be considered to be invested in equity investments.

6	Prior to October 1, 2010, Retirement Strategy 2025’s advisory fee rate was 0.65% of the average daily net assets.

478	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Strategies’ net assets on June 30, 2013 are set forth below:

Strategy	06/30/13 Net Assets ($Millions)
2000 Retirement Strategy	$11.3
2005 Retirement Strategy	$17.6
2010 Retirement Strategy	$57.4
2015 Retirement Strategy	$134.6
2020 Retirement Strategy	$208.8
2025 Retirement Strategy	$191.3
2030 Retirement Strategy	$174.6
2035 Retirement Strategy	$133.6
2040 Retirement Strategy	$119.4
2045 Retirement Strategy	$85.2
2050 Retirement Strategy	$24.1
2055 Retirement Strategy	$8.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, expressed in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[7]	$63,200	0.227%
2005 Retirement Strategy[7]	$63,200	0.221%
2010 Retirement Strategy	$58,403	0.051%
2015 Retirement Strategy	$68,148	0.027%
2020 Retirement Strategy	$56,924	0.018%
2025 Retirement Strategy	$63,732	0.024%
2030 Retirement Strategy	$57,100	0.024%
2035 Retirement Strategy	$57,380	0.035%
2040 Retirement Strategy	$58,080	0.041%
2045 Retirement Strategy	$57,860	0.058%
2050 Retirement Strategy[7]	$63,500	0.284%
2055 Retirement Strategy[7]	$63,500	1.133%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategies’ prospectus update. The expense caps shown below include the blended expense ratios of the

7	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	479

Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios).8 In addition, set forth below are the Retirement Strategies’ gross expense ratios for the most recent semi-annual period:9

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/13)[10]	Fiscal Year End
2000 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	0.86% 1.56% 1.56% 1.06% 0.81% 0.56% 0.56%	3.03% 3.82% 3.82% 2.87% 2.52% 2.21% 2.84%	August 31

2005 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	0.92% 1.62% 1.62% 1.12% 0.87% 0.62% 0.62%	2.44% 3.16% 3.17% 2.62% 2.30% 1.97% 2.16%	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94% 1.64% 1.64% 1.14% 0.89% 0.64% 0.64%	1.45% 2.22% 2.18% 1.66% 1.36% 1.04% 1.17%	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98% 1.68% 1.68% 1.18% 0.93% 0.68% 0.68%	1.24% 1.96% 1.96% 1.49% 1.21% 0.80% 0.95%	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	1.19% 1.92% 1.91% 1.45% 1.16% 0.82% 0.90%	August 31

8

For the six months ended February 28, 2013, the estimated annualized blended underlying expense ratio for each of the Retirement Strategies were 0.03% for 2000 and 0.04% for 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055.

9	Semi-annual total expense ratios are unaudited.

10	Annualized.

11	The Adviser waived its entire management fee (advisory and administrative) as a result of the Strategy’s expense limitation undertaking.

480	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/13)[10]	Fiscal Year End
2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04% 1.74% 1.74% 1.24% 0.99% 0.74% 0.74%	1.21% 1.94% 1.93% 1.46% 1.18% 0.85% 0.91%	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.28% 2.02% 2.00% 1.53% 1.24% 0.92% 0.99%	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.36% 2.10% 2.09% 1.59% 1.30% 0.97% 1.07%	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.42% 2.15% 2.15% 1.62% 1.32% 1.00% 1.12%	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.53% 2.32% 2.27% 1.70% 1.41% 1.09% 1.24%	August 31

2050 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	2.60% 4.10% 3.37% 2.63% 2.32% 2.00% 2.30%	August 31

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	481

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/13)[10]	Fiscal Year End
2055 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	6.06% 7.57% 6.90% 5.22% 4.92% 4.61% 5.75%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Strategies for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

482	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.12 In addition to the AllianceBernstein institutional fee schedule, set forth below is the institutional fee schedule of a target date asset allocation service, Customized Retirement Strategies (“CRS”), provided by the Adviser for institutional clients.13 In addition to the CRS fee schedule, set forth below are what would have been the advisory fees of the Strategies had the CRS fee schedule been applicable to the Strategies versus the Strategies advisory fees based on June 30, 2013 net assets:14

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/13 ($MM)		AB Inst. Fee (%)	Advisory Fee (%)[15]
Customized Retirement Strategies 12 bp on 1st $100 million	2000–2010 Retirement Strategy	$1,116.6 (complex	)	0.082%	0.550%
9 bp on next $400 million 7 bp on next $500 million	2015–2025 Retirement Strategy			0.082%	0.600%
4 bp on next $1,500 million
3 bp on the balance +$60K for daily NAV Minimum Account Size: $100M or plan assets of $500M	2030–2055 Retirement Strategy			0.082%	0.650%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

12

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

13	CRS, like the Retirement Strategies, offers investors an asset allocation ‘glide-path.’ However, CRS allows for the plan to utilize the Adviser and/or any other investment manager to manage any mix of active or passive underlying portfolios.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	483

related services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:16

Fund	ITM Mutual Fund	Fee
2020 Retirement Strategy	AllianceBernstein Wealth Builder 2020	0.085%[17]

2030 Retirement Strategy	AllianceBernstein Wealth Builder 2030	0.085%[17]

2040 Retirement Strategy	AllianceBernstein Wealth Builder 2040	0.085%[17]

The Adviser has represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.18 Lipper’s analysis included the comparison of each Retirement Strategy’s contractual management fee, estimated at the approximate current asset level of the subject Strategy, to the median of each Strategy’s Lipper Expense Group (“EG”)19 and the Strategy’s contractual management fee ranking.20

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	The fee shown is at the Fund of Funds (“FoF”) level. The ITM fund invests in a combination of Component Funds which are charged an all-in fee by the Adviser. The all-in fee charged to the Component Funds are as follows: AllianceBernstein Japan Style Blend Fund-3 (Japanese Equities): 0.70%, AllianceBernstein Kokusai Style Blend Fund-1 (50% hedge) (Foreign Equities): 0.75%, AllianceBernstein Japan Bond Fund-1 (Japanese Bonds): 0.35%, AllianceBernstein Global (ex-Japan) Bond Fund-1 (with currency hedge) (Foreign Bonds): 0.55%.

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

19	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

20	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Retirement Strategy had the lowest effective fee rate in the Lipper peer group.

484	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[21]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy[22]	0.550	0.741	2/7
2005 Retirement Strategy[22]	0.550	0.741	2/7
2010 Retirement Strategy[22]	0.550	0.742	2/7
2015 Retirement Strategy	0.600	0.710	3/9
2020 Retirement Strategy	0.600	0.716	2/8
2025 Retirement Strategy	0.600	0.673	1/8
2030 Retirement Strategy	0.650	0.730	2/9
2035 Retirement Strategy	0.650	0.775	3/9
2040 Retirement Strategy	0.650	0.736	1/8
2045 Retirement Strategy	0.650	0.723	3/10
2050 Retirement Strategy	0.650	0.736	2/10
2055 Retirement Strategy	0.650	0.696	3/10

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	0.911	3/7
2005 Retirement Strategy	0.923	0.923	4/7
2010 Retirement Strategy	0.939	0.939	4/7
2015 Retirement Strategy	0.980	1.045	2/9
2020 Retirement Strategy	1.020	1.058	3/8
2025 Retirement Strategy	1.040	1.131	2/8
2030 Retirement Strategy	1.064	1.125	1/9
2035 Retirement Strategy	1.059	1.140	3/9
2040 Retirement Strategy	1.060	1.140	2/8
2045 Retirement Strategy	1.060	1.188	4/10
2050 Retirement Strategy	1.062	1.193	2/10
2055 Retirement Strategy	1.063	1.193	2/10

21	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

22	Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds; in other words, the Lipper universes for these three Strategies are identical. Similarly, the 2050 and 2055 Retirement Strategies are classified as mixed asset target 2050+ funds and share an identical universe.

23	The total expense ratios, inclusive of the Strategies’ underlying expenses, shown are for the Strategies’ Class A shares.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	485

Based on this analysis, Retirement Strategies: 2035 and 2050 have equally favorable rankings; Retirement Strategies: 2015, 2030 and 2055 have a more favorable ranking on a total expense ratio basis than a contractual management fee basis; Retirement Strategies: 2000, 2005, 2010, 2020, 2025, 2040 and 2045 have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Retirement Strategies: 2015, 2020, 2025 and 2030 increased; and Retirement Strategy 2035 and 2040 decreased during calendar year 2012, relative to 2011. The Adviser’s profitability with respect to Retirement Strategies: 2000, 2005, 2010, 2045, 2050 and 2055 was negative as expenses exceeded revenues.

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the

486	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$52
2005 Retirement Strategy	$282
2010 Retirement Strategy	$232
2015 Retirement Strategy	$1,196
2020 Retirement Strategy	$1,091
2025 Retirement Strategy	$1,213
2030 Retirement Strategy	$1,145
2035 Retirement Strategy	$631
2040 Retirement Strategy	$420
2045 Retirement Strategy	$540
2050 Retirement Strategy	$107
2055 Retirement Strategy	$115

ABI received the amounts set forth below in Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$72,231	$835
2005 Retirement Strategy	$83,920	$2,654
2010 Retirement Strategy	$313,381	$3,632
2015 Retirement Strategy	$669,069	$20,183
2020 Retirement Strategy	$923,338	$18,208
2025 Retirement Strategy	$785,702	$21,116
2030 Retirement Strategy	$707,354	$18,906
2035 Retirement Strategy	$472,700	$22,022
2040 Retirement Strategy	$409,306	$14,076
2045 Retirement Strategy	$288,575	$15,519
2050 Retirement Strategy	$57,050	$2,538
2055 Retirement Strategy	$15,111	$321

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	487

per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
2000 Retirement Strategy	$17,685
2005 Retirement Strategy	$17,685
2010 Retirement Strategy	$46,880
2015 Retirement Strategy	$91,721
2020 Retirement Strategy	$132,024
2025 Retirement Strategy	$109,081
2030 Retirement Strategy	$100,667
2035 Retirement Strategy	$70,790
2040 Retirement Strategy	$63,491
2045 Retirement Strategy	$45,167
2050 Retirement Strategy	$17,821
2055 Retirement Strategy	$17,775

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market

488	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	489

The information prepared by Lipper shows the 1, 3 and 5 year performance returns and rankings27 of each Retirement Strategy relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended May 31, 2013.

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	8.69	10.68	11.50	6/7	17/19
3 year	6.74	8.25	8.54	7/7	17/18
5 year	2.45	4.18	3.61	7/7	15/18

2005 Retirement Strategy
1 year	11.16	11.16	11.50	4/7	11/19
3 year	7.66	8.25	8.54	5/7	12/18
5 year	2.42	4.18	3.61	7/7	16/18

2010 Retirement Strategy
1 year	13.66	12.62	11.50	3/7	4/19
3 year	8.56	8.80	8.54	5/7	9/18
5 year	2.24	4.18	3.61	7/7	17/18

2015 Retirement Strategy
1 year	15.94	13.82	12.70	1/9	1/18
3 year	9.14	9.79	8.97	6/9	7/17
5 year	1.97	4.35	3.46	6/7	12/14

2020 Retirement Strategy
1 year	17.83	15.68	13.96	2/8	4/30
3 year	9.45	10.60	9.87	6/8	18/28
5 year	1.50	3.79	3.27	8/8	25/26

2025 Retirement Strategy
1 year	19.77	18.41	17.04	3/8	5/17
3 year	9.86	10.78	10.80	6/8	11/14
5 year	1.16	3.34	3.19	6/6	12/12

2030 Retirement Strategy
1 year	21.77	21.37	18.30	3/9	6/29
3 year	10.20	11.41	11.07	9/9	24/27
5 year	0.97	3.14	3.12	9/9	25/25

2035 Retirement Strategy
1 year	22.97	22.70	20.49	3/9	5/17
3 year	10.38	12.09	11.92	9/9	14/14
5 year	0.67	3.31	2.98	7/7	12/12

27	The performance returns and rankings of the Strategies are for the Strategies Class A shares. The performance returns of the Strategies were provided by Lipper.

28	A Strategy’s PG is identical to its respective EG; a Strategy’s PU may not necessarily be identical to its respective EU, as the criteria for including/excluding a fund in/from an EU is different from that of PU.

490	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2040 Retirement Strategy
1 year	23.94	23.26	22.22	3/8	6/28
3 year	10.56	12.67	11.93	8/8	24/26
5 year	0.76	3.11	2.84	8/8	24/24

2045 Retirement Strategy
1 year	24.52	23.32	22.72	3/10	5/17
3 year	10.68	12.62	12.62	10/10	14/14
5 year	0.70	3.08	2.86	8/8	12/12

2050 Retirement Strategy
1 year	24.73	24.62	23.84	3/10	9/35
3 year	10.74	13.18	12.74	8/8	20/22
5 year	1.30	3.27	2.88	7/7	16/17

2055 Retirement Strategy
1 year	24.79	24.49	23.84	3/10	8/35
3 year	10.66	12.94	12.74	5/5	21/22
5 year	0.77	2.89	2.88	4/4	17/17

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)29 versus their benchmarks.30,31

	Periods Ending May 31, 2013 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2000 Retirement Strategy	8.69	6.74	2.45	4.06
Composite Index	9.57	7.63	3.33	4.92
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
S&P 500 Index	27.28	16.87	5.43	6.02
Inception Date: September 1, 2005

2005 Retirement Strategy	11.16	7.66	2.42	4.06
Composite Index	12.34	9.00	3.44	5.15
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

29	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

30	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2013.

31	The Strategies’ composite benchmarks are derived by applying the Funds’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for multi-asset real return, MSCI ACWI Commodity Producers Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for volatility management, S&P 500 Stock Index; and for high yield bonds, BC High Yield (2% constrained) Index.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	491

	Periods Ending May 31, 2013 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2010 Retirement Strategy	13.66	8.56	2.24	4.12
Composite Index	15.00	10.23	3.54	5.32
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2015 Retirement Strategy	15.94	9.14	1.97	4.05
Composite Index	17.33	11.02	3.46	5.36
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2020 Retirement Strategy	17.83	9.45	1.50	3.81
Composite Index	19.27	11.64	3.26	5.31
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2025 Retirement Strategy	19.77	9.86	1.16	3.94
Composite Index	21.35	12.35	3.19	5.36
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2030 Retirement Strategy	21.77	10.20	0.97	3.64
Composite Index	23.09	12.87	3.12	5.43
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2035 Retirement Strategy	22.97	10.38	0.67	3.48
Composite Index	24.16	13.22	2.95	5.33
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2040 Retirement Strategy	23.94	10.56	0.76	3.68
Composite Index	24.78	13.38	3.01	5.38
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

2045 Retirement Strategy	24.52	10.68	0.70	3.60
Composite Index	24.83	13.36	2.98	5.36
S&P 500 Index	27.28	16.87	5.43	6.02
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: September 1, 2005

492	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending May 31, 2013 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2050 Retirement Strategy	24.73	10.74	1.30	0.79
Composite Index	24.87	13.35	2.98	1.73
S&P 500 Index	27.28	16.87	5.43	3.64
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: June 29, 2007

2055 Retirement Strategy	24.79	10.66	0.77	0.41
Composite Index	24.87	13.35	2.98	1.73
S&P 500 Index	27.28	16.87	5.43	3.64
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.08
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 15, 2013

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	493

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund*

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund*

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund. Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares.

494	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	495

NOTES

496	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0813

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB 2000 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2005 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2010 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2015 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2020 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2025 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2030 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2035 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2040 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2045 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349
AB 2050 Retirement Strategy	2012	$19,120	42	$14,439
	2013	$19,120	143	$12,349
AB 2055 Retirement Strategy	2012	$19,120	42	$12,349
	2013	$19,120	143	$12,349

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB 2000 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2005 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)

AB 2010 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2015 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2020 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2025 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2030 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2035 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2040 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)

AB 2045 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2050 Retirement Strategy	2012	$718,561	$14,480
			$(42)
			$(14,439)
	2013	$215,163	$12,492
			$(143)
			$(12,349)
AB 2055 Retirement Strategy	2012	$716,471	$12,390
			$(42)
			$(12,349)
	2013	$215,163	$12,492
			$(143)
			$(12,349)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 22, 2013